Oppenheimer
High Yield Fund

Prospectus dated August 27, 2004

Oppenheimer  High Yield Fund is a mutual fund.  It seeks high current  income by investing  mainly in  high-yield,  lower-rated  fixed-income  securities  as its primary goal. The Fund secondarily seeks capital growth when consistent with its main goal.

This Prospectus contains important  information about the Fund's objective,  its
investment   policies,   strategies  and  risks.  It  also  contains   important
information  about  how to buy and sell  shares  of the Fund and  other  account features.  Please read this Prospectus  carefully  before you invest and keep it for future reference about your account.

As with all mutual funds, the Securities and
Exchange Commission has not approved or disapproved
the Fund's securities nor has it determined that
this Prospectus is accurate or complete. It is a
criminal offense to represent otherwise.

                                                (OppenheimerFunds, Inc. logo)

CONTENTS

                  ABOUT THE FUND

           The Fund's Investment Objectives and Principal Investment Strategies

                  Main Risks of Investing in the Fund

                  The Fund's Past Performance

                  Fees and Expenses of the Fund

                  About the Fund's Investments

                  How the Fund is Managed

                  ABOUT YOUR ACCOUNT

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Class N Shares
                  Class Y Shares

                  Special Investor Services
                  AccountLink
                  PhoneLink
                  OppenheimerFunds Internet Website
                  Retirement Plans

                  How to Sell Shares
                  By Wire
                  By Mail
                  By Telephone
                  By Checkwriting

                  How to Exchange Shares

                  Shareholder Account Rules and Policies

                  Dividends, Capital Gains and Taxes

                  Financial Highlights

ABOUT THE FUND

The Fund's Investment Objectives and Principal Investment Strategies

WHAT ARE THE FUND'S  INVESTMENT  OBJECTIVES?  The Fund's primary objective is to seek a high level of current  income by investing in a diversified  portfolio of high-yield,  lower-rated  fixed-income securities the Fund's investment Manager,
OppenheimerFunds, Inc., believes do not involve undue risk. The Fund's secondary objective is to seek capital growth when consistent with its primary objective.

WHAT DOES THE FUND  MAINLY  INVEST IN? The Fund  invests  mainly in a variety of high-yield  debt  securities  of domestic  and foreign  issuers for high current income. These securities primarily include:

o        Lower-grade bonds and notes of corporate issuers
o        Foreign corporate and government bonds
o        Mortgage-related securities and other asset backed securities
o        "Structured" notes
o        Preferred stock

     Under normal circumstances, the Fund invests at least 80% of its net assets
(plus borrowings for investment purposes) in high-yield, lower-grade investments which will include high yield bonds,  commonly called "junk bonds," and may also include convertible securities,  preferred stock, loan participation  interests, structured  notes and  asset-based  securities  that are rated below  investment grade.  The Fund's  non-fundamental  policy of investing at least 80% of its net assets in high yield,  lower-grade investments will not be changed by the Fund's
Board of Trustees without first providing shareholders 60 days written notice.

     The  remainder  of  the  Fund's  assets  may  be  invested  in  other  debt securities,  cash or cash equivalents,  rights or warrants,  or common stock and other equity  securities when the Manager believes those are consistent with the
Fund's objectives.

     Since the Fund may invest in  lower-grade  securities  without  limit,  the
Fund's investments should be considered speculative. Further, since market risks are inherent in all  securities  to varying  degrees,  there can be no assurance that the Fund's investment  objectives will be met. See "Main Risks of Investing in the Fund," below.

HOW DOES  THE  PORTFOLIO  MANAGER  DECIDE  WHAT  SECURITIES  TO BUY OR SELL?  In
selecting  securities for the Fund, the Fund's  portfolio  manager  analyzes the
overall  investment   opportunities  and  risks  in  different  market  sectors, industries and countries. The overall strategy is to build a broadly diversified portfolio of debt  securities to help moderate the special risks of investing in high-yield debt securities.  The portfolio  manager currently uses a "bottom up"
approach,   focusing  on  the  performance  of  individual   securities   before
considering  industry  trends.  He  evaluates an issuer's  liquidity,  financial strength and earnings  power,  and also  considers  the factors below (which may vary in particular cases and may change over time), looking for:

o Changes in the business cycle that might affect corporate profits,

o  Corporate  sectors  that  in  the  portfolio  managers'  view  are  currently undervalued in the marketplace,

o Issuers with earnings growth rates that are faster than the growth rate of the overall economy,

o  Securities  or  sectors  that will help the  overall  diversification  of the portfolio, and

o Issuers with  improvements  in relative  cash flows and liquidity to help them meet their obligations.

     The portfolio manager employs a disciplined approach in deciding whether to
sell  particular   portfolio   securities  based  on  quantitative   models  and
fundamental research. If a particular debt security exhibits a material decrease in revenue and earnings growth, they will consider selling the debt security. In addition, if the reason that the portfolio manager originally purchased the debt security of a particular company materially changes,  then he may also decide to sell the debt security.

WHO IS THE FUND  DESIGNED  FOR?  The Fund is designed  primarily  for  investors seeking  high  current  income from a fund that  invests  mainly in  lower-grade domestic  and foreign  debt  securities.  Those  investors  should be willing to assume the greater risks of short-term share price fluctuations that are typical for a fund that invests in those debt securities, which also have special credit risks.  Since the Fund's  income  level will  fluctuate,  it is not designed for investors needing an assured level of current income. The Fund is intended to be a long-term  investment and may be  appropriate  as a part of a retirement  plan portfolio. The Fund is not a complete investment program.

Main Risks of Investing in the Fund

All investments carry risks to some degree.  The Fund's  investments are subject to changes in their value from a number of factors described below. They include changes in general bond and stock market  movements in the U.S. and abroad (this is referred to as "market risk"),  or the change in value of particular bonds or stocks  because  of an event  affecting  the  issuer  (this is known as  "credit risk").  Changes in  interest  rates can also affect  prices of debt  securities
(this is known as  "interest  rate  risk").  The Fund can invest in foreign debt securities.  Its foreign  investments  will be subject to the risks of economic, political or other events that can affect the values of securities of issuers in particular  foreign  countries.  There  is also  the  risk  that  poor  security selection by the Manager will cause the Fund to underperform  other funds having similar investment objectives.

CREDIT RISK. Debt securities are subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal  payments on the security as they become due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to repay interest or principal, the  value  of  that  security  and of  the  Fund's  shares  might  be  reduced.
High-yield,  lower-grade  debt  securities  are  especially  subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce a security's market value.

Credit  Derivatives.  The Fund may enter into  credit  default  swaps,  both (i)
directly and (ii)  indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default.  The Fund pays a fee to enter into the trade and receives a fixed payment  during the life of the swap. If there is a credit event,  the Fund either  delivers the defaulted  bond
(if the Fund has taken the short  position in the credit  default  swap) or pays the par amount of the defaulted bond (if the Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

Special  Risks of  Lower-Grade  Securities.  The Fund's credit risks are greater than those of funds that buy only investment-grade securities.  Lower-grade debt securities  may be subject to greater market  fluctuations  and greater risks of loss of income and principal than investment-grade  debt securities.  Securities that are (or that have fallen) below  investment  grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations.
These risks can reduce the Fund's share prices and the income it earns.

While  investment-grade  securities  are  subject  to  risks of  non-payment  of interest and principal,  generally,  higher yielding  lower-grade bonds, whether rated or unrated,  have  greater  risks than  investment-grade  securities.  The market for lower-grade securities may be less liquid, especially during times of general economic distress, and therefore they may be harder to value and sell at an acceptable price.

INTEREST RATE RISKS.  The values of debt  securities  are subject to change when prevailing  interest  rates  change.  When  interest  rates fall,  the values of already-issued  debt  securities  generally  rise. When interest rates rise, the values of already-issued debt securities  generally fall, and they may sell at a discount from their face amount.  The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities and at times the Fund's average portfolio maturity may be relatively long-term.  The
Fund's share prices can go up or down when interest  rates change because of the effect of the changes on the value of the Fund's investments in debt securities.

RISKS OF  FOREIGN  INVESTING.  The Fund can  invest up to 100% of its  assets in foreign  securities.  It can buy securities of governments and companies in both developed  markets and emerging  markets.  The Fund currently does not intend to invest  more than 25% of its net assets in  foreign  securities.  While  foreign securities offer special investment  opportunities,  they are subject to special risks that can reduce the Fund's share prices and returns.

     The change in value of a foreign  currency  against  the U.S.  dollar  will affect the U.S. dollar value of securities denominated in that foreign currency.
Currency rate changes can also affect the  distributions the Fund makes from the income it receives  from foreign  securities.  Foreign  investing  can result in higher  transaction  and operating  costs for the Fund.  Foreign issuers are not subject to the same accounting and disclosure  requirements that U.S.  companies are  subject  to. The value of foreign  investments  may be affected by exchange control  regulations,  expropriation or  nationalization  of a company's assets, foreign taxes,  delays in settlement of  transactions,  changes in  governmental economic  or  monetary  policy in the U.S.  or abroad,  or other  political  and economic factors.

Special Risks of Emerging Markets. Securities of issuers in emerging markets may offer  special  investment  opportunities  but  present  risks not found in more mature  markets.  Those  securities  might  be  more  difficult  to  sell  at an acceptable  price and their  prices  may be more  volatile  than  securities  of issuers  in more  developed  markets.  Settlements  of trades  may be subject to greater  delays so that the Fund may not  receive  the  proceeds  of a sale of a security on a timely basis.

Emerging  markets might have less developed  trading markets and exchanges,  and less  developed  legal and  accounting  systems.  Investments  may be subject to greater risks of government  restrictions  on withdrawing  the sales proceeds of securities  from the country.  Economies  of  developing  countries  may be more dependent on relatively  few industries  that may be highly  vulnerable to local and global  changes.  Governments may be more unstable and present greater risks of  nationalization  or  restrictions  on foreign  ownership  of stocks of local companies.  These  investments  may be  substantially  more  volatile  than debt securities of issuers in the U.S. and other developed  countries and may be very speculative.

RISKS OF DERIVATIVE INVESTMENTS.  The Fund can use derivatives to seek increased income or to try to hedge  investment  risks.  In general  terms,  a  derivative investment is an investment contract whose value depends on (or is derived from)
the value of an  underlying  asset,  interest rate or index.  Options,  futures, interest rate swaps,  structured  notes,  and  mortgage-related  securities  are examples of derivatives the Fund can use.

     If the issuer of the  derivative  does not pay the amount due, the Fund can lose money on the  investment.  Also, the  underlying  security or investment on which the derivative is based, and the derivative itself,  might not perform the way the Manager expected it to perform. If that happens, the Fund's share prices could decline or the Fund could receive less income than expected.  The Fund has limits on the amount of particular  types of derivatives  it can hold.  However, using  derivatives  can cause the Fund to lose  money on its  investment  and/or increase the volatility of its share prices.

HOW RISKY IS THE FUND OVERALL?  The risks described above  collectively form the overall  risk  profile  of the  Fund and can  affect  the  value  of the  Fund's investments,  its  investment  performance  and the prices of its shares.  These risks mean that you can lose  money by  investing  in the Fund.  When you redeem your shares,  they may be worth more or less than what you paid for them.  There is no assurance that the Fund will achieve its objectives.

     In the short term, the values of high-yield  debt  securities can fluctuate substantially  because  of  interest  rate  changes  and  perceptions  about the high-yield market among investors.  Foreign debt securities can be volatile, and the prices of the  Fund's  shares  can go up and down  substantially  because of events affecting foreign markets or issuers.  Defaults by issuers of lower-grade securities could reduce the Fund's income and share prices.

     Debt  securities  are  subject to credit and  interest  rate risks that can affect their values and the share  prices of the Fund.  In the  OppenheimerFunds spectrum,  the Fund is likely to be more volatile and have more risks than funds that focus on  investing in U. S.  government  securities  and  investment-grade bonds.

An  investment  in the Fund is not a deposit  of any bank and is not  insured or guaranteed by the Federal Deposit Insurance  Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of  investing in the
Fund, by showing changes in the Fund's performance (for its Class A shares) from year to year for the last 10  calendar  years  and by  showing  how the  average annual total returns of the Fund's shares, both before and after taxes,  compare to those of  broad-based  market  indices.  The after-tax  returns for the other classes of shares will vary.

     The after-tax  returns are shown for Class A shares only and are calculated using the historical  highest  individual  federal  marginal income tax rates in effect during the periods shown, and do not reflect the impact of state or local taxes.  In  certain  cases,  the  figure  representing  "Return  After  Taxes on
Distributions  and Sale of Fund  Shares"  may be higher  than the  other  return figures for the same period.  A higher  after-tax  return results when a capital loss occurs upon  redemption and  translates  into an assumed tax deduction that benefits the shareholder.  The after-tax returns are calculated based on certain assumptions  mandated by regulation and your actual after-tax returns may differ from those shown,  depending on your  individual  tax  situation.  The after-tax returns set forth below are not relevant to investors who hold their fund shares
through   tax-deferred   arrangements  such  as  401(k)  plans  or  IRAs  or  to
institutional   investors  not  subject  to  tax.  The  Fund's  past  investment performance, before and after taxes, is not necessarily an indication of how the
Fund will perform in the future.

Annual Total Returns (Class A) (as of 12/31 each year)

[See  appendix to  prospectus  for data in bar chart  showing  the annual  total return]

Sales charges and taxes are not included in the  calculations  of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.  For the period from 1/1/04  through  6/30/04,  the cumulative return (not annualized) before taxes for Class A shares was 1.79%.

During the period shown in the bar chart,  the highest  return (not  annualized)
before taxes for a calendar  quarter was 9.36% (2 Qtr 03) and the lowest  return
(not annualized) before taxes for a calendar quarter was -7.40% (3 Qtr 98).

--------------------------------------------------------------- ---------- ------------------------ ----------------------
                                                                                   5 Years                10 Years

Average Annual Total Returns                                                (or life of class, if    (or life of class,
for the periods ended December 31, 2003                          1 Year             less)                 if less)

--------------------------------------------------------------- ---------- ------------------------ ----------------------
--------------------------------------------------------------- ---------- ------------------------ ----------------------
Class A Shares (inception 7/28/78)

                                                                 20.35%             2.86%                   5.17%
  Return Before Taxes                                            17.05%            -1.06%                   1.29%
  Return After Taxes on Distributions
  Return After Taxes on Distributions and Sale of Fund Shares    13.03%            -0.06%                   1.92%

--------------------------------------------------------------- ---------- ------------------------ ----------------------
--------------------------------------------------------------- ---------- ------------------------ ----------------------

Merrill Lynch High Yield Master Index (reflects no deduction     27.23%             5.47%                  7.23%1
for fees, expenses or taxes)

--------------------------------------------------------------- ---------- ------------------------ ----------------------

Lehman Brothers Credit Index (reflects no deduction for           7.69%             7.10%                  7.42%1
fees, expenses or taxes)

--------------------------------------------------------------- ---------- ------------------------ ----------------------

Class B Shares (inception 5/3/93)                                20.38%             2.81%                   5.17%

--------------------------------------------------------------- ---------- ------------------------ ----------------------

Class C Shares (inception 11/1/95)                               24.46%             3.09%                   4.97%

--------------------------------------------------------------- ---------- ------------------------ ----------------------
--------------------------------------------------------------- ---------- ------------------------ ----------------------

Class N Shares (inception 3/1/01)                                24.87%             3.94%                    N/A

--------------------------------------------------------------- ---------- ------------------------ ----------------------
--------------------------------------------------------------- ---------- ------------------------ ----------------------

Class Y Shares (inception 10/15/97)                              26.50%             3.98%                   3.38%

--------------------------------------------------------------- ---------- ------------------------ ----------------------

1 From 12/31/93.
The Fund's average  annual total returns  include  applicable  sales charges for
Class A, the current  maximum  initial  sales charge of 4.75%;  for Class B, the contingent deferred sales charge of 5% (1-year) and 2% (5-years);  and for Class
C and Class N, the 1% contingent  deferred  sales charge for the 1-year  period.
There is no sales charge for Class Y shares.  Because Class B shares  convert to
Class A shares 72 months after  purchase,  Class B  "life-of-class"  performance does  not  include  any  contingent  deferred  sales  charge  and  uses  Class A performance for the period after conversion. The returns measure the performance of a  hypothetical  account and assume  that all  dividends  and  capital  gains distributions  have been reinvested in additional shares. The performance of the
Fund's Class A shares is compared to the Merrill  Lynch High Yield Master Index, an unmanaged index of  below-investment-grade  debt securities of U.S. corporate issuers,  and the Lehman Brothers Credit Index, an index of non-convertible U.S.
investment-grade  corporate bonds. The indices performance includes reinvestment of income but does not reflect  transaction costs, fees,  expenses or taxes. The
Fund's investments vary from those in the indices.

Fees and Expenses of the Fund

The following  tables are provided to help you  understand the fees and expenses you may pay if you buy and hold  shares of the Fund.  The Fund pays a variety of expenses directly for management of its assets, administration,  distribution of its shares and other  services.  Those expenses are  subtracted  from the Fund's assets to  calculate  the Fund's net asset  values per share.  All  shareholders therefore pay those  expenses  indirectly.  Shareholders  pay other  transaction expenses  directly,  such as sales  charges.  The numbers below are based on the
Fund's expenses during its fiscal year ended June 30, 2004.

Shareholder Fees (charges paid directly from your investment):

---------------------------------------------------------------------------------------------------------------------
---------------------------------------------- ------------- ------------- ------------- -------------- -------------
                                                 Class A       Class B       Class C        Class N       Class Y
                                                  Shares        Shares        Shares        Shares         Shares
---------------------------------------------- ------------- ------------- ------------- -------------- -------------
---------------------------------------------- ------------- ------------- ------------- -------------- -------------
Maximum Sales Charge (Load) on purchases (as      4.75%          None          None          None           None
% of offering price)
---------------------------------------------- ------------- ------------- ------------- -------------- -------------
---------------------------------------------- ------------- ------------- ------------- -------------- -------------
Maximum Deferred Sales Charge (Load) (as %

of the lower of the original offering price       None1          5%2           1%3            1%4           None
or redemption proceeds)

---------------------------------------------- ------------- ------------- ------------- -------------- -------------
---------------------------------------------- ------------- ------------- ------------- -------------- -------------

Redemption Fee (as a percentage of total          2.00%         2.00%         2.00%          2.00%         2.00%
redemption proceeds)5

---------------------------------------------- ------------- ------------- ------------- -------------- -------------

--------------------------------------------------------------------------------------------------------------------

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)

--------------------------------------------------------------------------------------------------------------------
-------------------------------------------------- ------------ ------------ ------------ ------------ -------------
                                                     Class A      Class B      Class C      Class N      Class Y
                                                     Shares       Shares       Shares       Shares        Shares
-------------------------------------------------- ------------ ------------ ------------ ------------ -------------
-------------------------------------------------- ------------ ------------ ------------ ------------ -------------

Management Fees                                       0.61%        0.61%        0.61%        0.61%        0.61%

-------------------------------------------------- ------------ ------------ ------------ ------------ -------------
-------------------------------------------------- ------------ ------------ ------------ ------------ -------------

Distribution and/or Service (12b-1) Fees              0.24%        1.00%        1.00%        0.50%         None

-------------------------------------------------- ------------ ------------ ------------ ------------ -------------
-------------------------------------------------- ------------ ------------ ------------ ------------ -------------

Other Expenses                                        0.18%        0.19%        0.18%        0.27%        0.53%

-------------------------------------------------- ------------ ------------ ------------ ------------ -------------
-------------------------------------------------- ------------ ------------ ------------ ------------ -------------

Total Annual Operating Expenses                       1.03%        1.80%        1.79%        1.38%        1.14%

-------------------------------------------------- ------------ ------------ ------------ ------------ -------------

Expenses may vary in future years. "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that the Fund pays. The "Other
Expenses" in the table are based on, among other things, the fees the Fund would have  paid if the  transfer  agent had not  waived a portion  of its fee under a voluntary  undertaking to the Fund to limit these fees to 0.35% of average daily net assets per fiscal year for all classes.  That  undertaking may be amended or withdrawn at any time. After the waiver,  the actual "Other Expenses" and "Total
Annual Operating Expenses" as percentages of average daily net assets were 0.37%
and 0.98% for Class Y shares.

1. A contingent deferred sales charge may apply to redemptions of investments of
$1 million or more  ($500,000 for certain  retirement  plan accounts) of Class A shares. See "How to Buy Shares" for details.

2. Applies to redemptions in first year after purchase.  The contingent deferred sales  charge  gradually  declines  from  5% to 1% in  years  one to six  and is eliminated after that.

3. Applies to shares redeemed within 12 months of purchase.

4.  Applies to shares  redeemed  within 18 months of a  retirement  plan's first purchase of Class N shares.

5. The  redemption  fee applies to the proceeds of Fund shares that are redeemed
(either by selling or exchanging to another  Oppenheimer fund) within 30 days of their  purchase.  See  "How to Sell  Shares"  for more  information  on when the redemption fee will apply.

EXAMPLES.  The  following  examples are intended to help you compare the cost of investing  in the Fund with the cost of investing  in other  mutual  funds.  The examples assume that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions.

     The first example  assumes that you redeem all of your shares at the end of those  periods.  The second  example  assumes  that you keep your  shares.  Both examples also assume that your investment has a 5% return each year and that the class's  operating  expenses remain the same. Your actual costs may be higher or lower because  expenses  will vary over time.  Based on these  assumptions  your expenses would be as follows:

-------------------------------------- ------------------- -------------------- ------------------ -------------------
If shares are redeemed:                      1 Year              3 Years             5 Years            10 Years
-------------------------------------- ------------------- -------------------- ------------------ -------------------
-------------------------------------- ------------------- -------------------- ------------------ -------------------

Class A Shares                                $575                $787               $1,017              $1,675

-------------------------------------- ------------------- -------------------- ------------------ -------------------
-------------------------------------- ------------------- -------------------- ------------------ -------------------

Class B Shares                                $683                $866               $1,175             $1,7281

-------------------------------------- ------------------- -------------------- ------------------ -------------------
-------------------------------------- ------------------- -------------------- ------------------ -------------------

Class C Shares                                $282                $563                $970               $2,105

-------------------------------------- ------------------- -------------------- ------------------ -------------------
-------------------------------------- ------------------- -------------------- ------------------ -------------------

Class N Shares                                $241                $437                $755               $1,657

-------------------------------------- ------------------- -------------------- ------------------ -------------------
-------------------------------------- ------------------- -------------------- ------------------ -------------------

Class Y Shares                                $116                $362                $628               $1,386

-------------------------------------- ------------------- -------------------- ------------------ -------------------

-------------------------------------- ------------------- -------------------- ------------------ -------------------
If shares are not redeemed:                  1 Year              3 Years             5 Years            10 Years
-------------------------------------- ------------------- -------------------- ------------------ -------------------
-------------------------------------- ------------------- -------------------- ------------------ -------------------

Class A Shares                                $575                $787               $1,017              $1,675

-------------------------------------- ------------------- -------------------- ------------------ -------------------
-------------------------------------- ------------------- -------------------- ------------------ -------------------

Class B Shares                                $183                $566                $975              $1,7281

-------------------------------------- ------------------- -------------------- ------------------ -------------------
-------------------------------------- ------------------- -------------------- ------------------ -------------------

Class C Shares                                $182                $563                $970               $2,105

-------------------------------------- ------------------- -------------------- ------------------ -------------------
-------------------------------------- ------------------- -------------------- ------------------ -------------------

Class N Shares                                $141                $437                $755               $1,657

-------------------------------------- ------------------- -------------------- ------------------ -------------------
-------------------------------------- ------------------- -------------------- ------------------ -------------------

Class Y Shares                                $116                $362                $628               $1,386

-------------------------------------- ------------------- -------------------- ------------------ -------------------

In the first example,  expenses include the initial sales charge for Class A and the applicable  Class B, Class C and Class N contingent  deferred sales charges.
In the second example,  the Class A expenses include the sales charge, but Class
B, Class C and Class N expenses  do not include the  contingent  deferred  sales charges. There is no sales charge on Class Y shares.

Class B  expenses  for years 7 through  10 are based on Class A  expenses  since
Class B shares automatically convert to Class A shares 72 months after purchase.

About the Fund's Investments

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS. The allocation of the Fund's portfolio among  different  types of investments  will vary over time based upon the Manager's  evaluation of economic and market trends.  However,  under normal market conditions,  the Fund emphasizes  investments in high-yield,  lower-grade debt  securities.  The Fund has no requirements as to the range of maturities of the debt securities it can buy or as to the market capitalization of the issuers of those securities.

     The Manager  does not rely solely on ratings of debt  securities  by rating organizations when selecting  investments for the Fund. The Fund can buy unrated securities.  The  Manager  assigns  a  rating  to an  unrated  security  that is equivalent to what the Manager believes are comparable rated securities.

     The Fund can invest some of its assets in other  types of debt  securities, as well as common  stocks  and  other  equity  securities  of  foreign  and U.S.
companies when consistent with the Fund's goals.  The Fund's portfolio might not always include all of the different types of investments  described  below.  The
Statement of Additional Information contains more detailed information about the
Fund's investment policies and risks.

What Is A "Debt" Security? A debt security is essentially a loan by the buyer to the issuer of the debt security.  The issuer  promises to pay back the principal amount of the loan and normally pays  interest,  at a fixed or variable rate, on the debt while it is outstanding.

     The  Manager  tries to reduce  risks by  carefully  researching  securities before they are  purchased.  The Fund  attempts to reduce its exposure to market risks by  diversifying  its  investments,  that is, by not holding a substantial amount  of  securities  of any  one  issuer  and by not  investing  too  great a percentage  of the  Fund's  assets in any one  issuer.  Also,  the Fund does not concentrate  25% or more of its total assets in the securities of issuers in any one industry or the securities of any one foreign government.

     However,  changes in the overall market prices of securities and the income they pay can  occur at any  time.  The  share  price  and yield of the Fund will change  daily  based on  changes  in market  prices  of  securities  and  market conditions, and in response to other economic events.

HIGH-YIELD,  LOWER-GRADE  DEBT  SECURITIES.  The Fund mainly  buys  lower-grade, high-yield  debt  securities  of U.S.  and  foreign  issuers,  including  bonds,
debentures,   notes,   preferred  stocks,   loan  participation   interests  and
"structured" notes described below, and asset-backed  securities,  among others, to seek high  current  income.  There are no limits on the  amount of the Fund's assets that can be invested in debt securities rated below investment grade.

     The Fund can invest in  securities  rated as low as "C" or "D" or which may be in default at the time the Fund buys them.  While  securities  rated "Baa" by
Moody's  or "BBB" by S&P are  considered  "investment  grade,"  they  have  some speculative characteristics.

FOREIGN  SECURITIES.  The Fund can buy a variety  of debt  securities  issued by foreign governments and companies, as well as "supra-national" entities, such as the World Bank. They include bonds,  debentures and notes,  including derivative investments. The Fund buys foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

"STRUCTURED"   NOTES.   The  Fund  can  buy   "structured"   notes,   which  are
specially-designed debt investments with principal payments or interest payments that are  linked  to the value of an index  (such as a  currency  or  securities index) or commodity.  The terms of the  instrument  may be  "structured"  by the purchaser (the Fund) and the borrower issuing the note.

     The values of these  notes will fall or rise in  response to the changes in the values of the underlying  security or index. They are subject to both credit and interest  rate risks and  therefore the Fund could receive more or less than it  originally  invested when the notes mature or it might receive less interest than the stated coupon  payment if the  underlying  investment or index does not perform as  anticipated.  Their values may be very  volatile and they may have a limited  trading  market,  making it difficult for the Fund to value or sell its investment at an acceptable price.

Convertible   Securities.   The  Fund  may  invest  in  high  yield  convertible
securities.  A  convertible  security  is one  that  can be  converted  into  or exchanged  for a set  amount of common  stock of an issuer  within a  particular period of time at a specified price or according to a price formula. Convertible debt  securities  pay interest and  convertible  preferred  stocks pay dividends until they mature or are converted, exchanged or redeemed. The Manager considers some convertible securities to be "equity equivalents" because of the conversion feature and in that case their rating has less impact on the investment decision than in the case of debt  securities.  Because of the  conversion  feature,  the price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock. In general, convertible securities:

o have  higher  yields  than  common  stocks but lower  yields  than  comparable non-convertible securities

o may be subject to less  fluctuation in value than the underlying stock because of their income, and

o  provide  potential  for  capital  appreciation  if the  market  price  of the underlying  common  stock  increases  (and in those  cases may be  thought of as
"equity substitutes").

Convertible  Preferred  Stock.  The Fund may  invest in high  yield  convertible preferred  stock.  Unlike common stock,  preferred  stock typically has a stated
dividend rate. When prevailing interest rates rise, the value of preferred stock having a fixed dividend rate tends to fall. The right to payment of dividends on preferred  stock  generally is  subordinate  to the rights of the company's debt securities. Preferred stock dividends may be cumulative (they remain a liability of the company until paid) or noncumulative.

Some convertible  preferred stock with a mandatory  conversion feature has a set call price to buy the underlying  common stock.  If the underlying  common stock price is less than the call price, the holder will pay more for the common stock than its market  price.  The issuer might also be able to redeem the stock prior to the mandatory conversion date, which could diminish the potential for capital appreciation on the investment.

DERIVATIVE  INVESTMENTS.  The Fund can invest in a number of different  kinds of
"derivative"  investments.  Options,  futures,  interest rate swaps,  structured notes, and mortgage-related securities are "derivative investments" the Fund can use.  In  addition to using  derivatives  to hedge risk,  the Fund can use other derivative investments because they offer the potential for increased income and principal value.

CAN THE FUND'S  INVESTMENT  OBJECTIVES AND POLICIES CHANGE?  The Fund's Board of
Trustees can change  non-fundamental  investment  policies  without  shareholder approval,  although  significant changes will be described in amendments to this
Prospectus.  Fundamental  policies are those that cannot be changed  without the approval  of a majority  of the Fund's  outstanding  voting  shares.  The Fund's
objectives  are  fundamental   policies.   Investment   restrictions   that  are
fundamental policies are listed in the Statement of Additional  Information.  An investment policy or technique is not fundamental  unless this Prospectus or the
Statement of Additional Information says that it is.

OTHER INVESTMENT  STRATEGIES.  To seek its investment  objectives,  the Fund can also use some or all the investment  techniques and strategies  described below.
The Fund might not always use all of them. These techniques have risks, although some are designed to help reduce  overall  investment  or market  risks.

Common Stocks and Other Equity Securities.  The Fund can invest in common stocks and other equity securities,  including warrants and rights, preferred stock and convertible securities, when consistent with the Fund's objectives.

Loans of Portfolio  Securities.  The Fund has entered into a Securities  Lending
Agreement with JP Morgan Chase. Under that agreement portfolio securities of the
Fund may be loaned to brokers,  dealers and other  financial  institutions.  The
Securities   Lending   Agreement   provides   that  loans  must  be   adequately
collateralized  and may be made only in  conformity  with the Fund's  Securities
Lending  Guidelines,  adopted by the Fund's Board of Trustees.  The value of the securities  loaned may not  exceed  25% of the value of the  Fund's net  assets.
Securities  lending allows the fund to retain ownership of the securities loaned and, at the same time, earn additional  income.  The borrower  provides the Fund with  collateral  in an  amount at least  equal to the  value of the  securities loaned. The Fund maintains the ability to obtain the right to vote or consent on proxy proposals  involving  material events affecting  securities loaned. If the borrower  defaults on its obligation to return the securities  loaned because of insolvency  or other  reasons,  the Fund  could  experience  delays and costs in recovering the securities  loaned or in gaining access to the collateral.  These delays and costs  could be greater for  foreign  securities.  If the Fund is not able to recover the  securities  loaned,  the Fund may sell the  collateral  and purchase a  replacement  investment in the market.  The value of the  collateral could  decrease  below the value of the  replacement  investment by the time the replacement  investment is purchased.  Loans will be made only to parties deemed to be in sound  financial  condition and when, in the  Manager's  judgment,  the income earned would justify the risks.

RISKS OF INVESTING IN STOCKS.  Stocks  fluctuate in price,  and their short-term volatility at times may be great.  To the extent that the Fund invests in equity securities, the value of the Fund's portfolio will be affected by changes in the stock  markets.  Market  risk can affect the Fund's net asset  values per share, which will fluctuate as the values of the Fund's  portfolio  securities  change.
The prices of individual stocks do not all move in the same direction  uniformly or at the same time.  Different stock markets may behave  differently  from each other.

     Other factors can affect a particular  stock's price, such as poor earnings reports by the issuer,  loss of major customers,  major  litigation  against the issuer,  or  changes  in  government  regulations  affecting  the  issuer or its industry.

Mortgage-Related  Securities. The Fund can buy interests in pools of residential or commercial  mortgages,  in the form of  collateralized  mortgage  obligations
("CMOs") and other  "pass-through"  mortgage  securities.  They may be issued or guaranteed by the U.S.  government or its agencies and  instrumentalities  or by private  issuers.  CMOs that are U.S.  government  securities have collateral to secure  payment  of  interest  and  principal.  They may be issued in  different series,  each having different interest rates and maturities.  The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S.  government agency or instrumentality or mortgage loans insured by a U.S.
government agency.

The prices and yields of CMOs are determined,  in part, by assumptions about the cash flows from the rate of payments  of the  underlying  mortgages.  Changes in interest rates may cause the rate of expected  prepayments of those mortgages to change.  In general,  prepayments  increase when general interest rates fall and decrease when interest rates rise.

If  prepayments  of mortgages  underlying a CMO occur faster than  expected when interest  rates  fall,  the market  value and yield of the CMO could be reduced.
Additionally,  the Fund might have to reinvest the prepayment  proceeds in other securities paying interest at lower rates,  which could reduce the Fund's yield.
The impact of prepayments on the price of a security may be difficult to predict and may increase the  volatility  of the price.  Additionally,  the Fund may buy mortgage-related  securities  at a  premium.  Accelerated  prepayments  on those securities  could cause the Fund to lose a portion of its  principal  investment represented by the premium the Fund paid.

When interest  rates rise  rapidly,  and if  prepayments  occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater  fluctuations in value.  These  prepayment risks can make the prices  of CMOs  very  volatile  when  interest  rates  change.  The  prices  of longer-term  debt  securities  tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

The Fund may enter into  "forward  roll" (also  referred to as "mortgage  dollar rolls") transactions with respect to mortgage-related  securities.  In this type of  transaction,  the Fund  sells a  mortgage-related  security  to a buyer  and simultaneously  agrees to repurchase a similar security at a later date at a set price.

During  the  period  between  the sale and the  purchase,  the Fund  will not be entitled to receive interest and principal  payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may  decline  below  the  price at which  the Fund is  obligated  to  repurchase securities, or that the counterparty might default in its obligation.

Private-Issuer Mortgage-Backed Securities.  Mortgage-backed securities issued by private issuers do not offer the credit backing of U.S.  government  securities.
Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other non-governmental  issuers.  Private issuer mortgage-backed  securities are subject to the credit  risks of the issuers  (as well as the  interest  rate risks  and  prepayment  risks  of  CMOs),  although  in some  cases  they may be supported by insurance or guarantees.

Participation  Interests  in Loans.  These  securities  represent  an  undivided fractional  interest  in a loan  obligation  by a borrower.  They are  typically purchased  from banks or dealers  that have made the loan or are  members of the loan syndicate. The loans may be to foreign or U.S. companies. The Fund does not invest  more than 5% of its net  assets in  participation  interests  of any one borrower.  They are  subject  to the risk of  default  by the  borrower.  If the borrower  fails to pay interest or repay  principal,  the Fund can lose money on its investment. The Fund can also purchase interests in trusts or other entities that hold loan  obligations.  In that case the Fund will also be  subject to the trust's credit risks.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market,  making it difficult to value them or dispose of them promptly at an acceptable  price.  Restricted  securities may have terms that limit their  resale to other  investors or may require  registration  under applicable  securities laws before they may be sold publicly.  The Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The
Board can increase that limit to 15%.  Certain  restricted  securities  that are eligible for resale to qualified institutional  purchasers may not be subject to that limit. The Manager monitors  holdings of illiquid  securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

Hedging.  The Fund can buy and sell futures contracts,  put and call options and forward contracts.  These are all referred to as "hedging instruments." The Fund is not required to use hedging instruments to seek its objectives. The Fund will not use hedging instruments for speculative purposes,  and has limits on its use of them.

The Fund could buy and sell options,  futures and forward contracts for a number of  purposes.  It might do so to try to manage its  exposure to the  possibility that the prices of its  portfolio  securities  may  decline,  or to  establish a position in the  securities  market as a  temporary  substitute  for  purchasing individual securities.  It might do so to try to manage its exposure to changing interest  rates.  The Fund can use forward  contracts  to try to manage  foreign currency risks on the Fund's foreign investments.

Options trading  involves the payment of premiums and has special tax effects on the Fund.  There are also special risks in particular  hedging  strategies.  For example,  if a covered call  written by the Fund is  exercised on an  investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the  investment has increased in value above the call price.  In writing a put, there is a risk that the Fund may be required  to buy the  underlying  security at a  disadvantageous price.

If the  Manager  used a hedging  instrument  at the wrong time or judged  market conditions  incorrectly,  the strategy could reduce the Fund's return.  The Fund could also experience  losses if the prices of its futures and options positions were not  correlated  with its other  investments or if it could not close out a position because of an illiquid market.

Portfolio  Turnover.  The Fund may engage in  short-term  trading to achieve its objectives. It might have a turnover rate in excess of 100% annually.  Portfolio turnover affects  brokerage costs,  although the Fund does not pay for brokerage on most of its portfolio  transactions.  If the Fund realizes capital gains when it sells its  portfolio  investments,  it must  generally pay those gains out to shareholders,  increasing their taxable distributions.  The Financial Highlights table at the end of this Prospectus  shows the Fund's  portfolio  turnover rates during prior fiscal years.

Temporary Defensive and Interim Investments. In times of unstable adverse market or  economic  conditions,  the  Fund  can  invest  up to 100% of its  assets  in temporary investments that are inconsistent with the Funds' principal investment strategies.  Generally  they  would  be cash or cash  equivalents,  such as U.S.
Treasury Bills and other  short-term U.S.  government  obligations or high-grade commercial  paper. The Fund may also hold these types of securities  pending the investment of proceeds  from the sale of Fund shares or portfolio  securities or to meet anticipated  redemptions of Fund shares.  To the extent the Fund invests defensively in these securities, it might not achieve its investment objectives.

How the Fund is Managed

THE MANAGER.  The Manager chooses the Fund's investment  program and handles its day-to-day business. The Manager carries out its duties, subject to the policies established  by the  Fund's  Board of  Trustees,  under an  investment  advisory agreement  that states the Manager's  responsibilities.  The agreement  sets the fees the Fund pays to the Manager and  describes  the expenses  that the Fund is responsible to pay to conduct its business.

          The Manager has been an investment advisor since 1960. The Manager and its subsidiaries and controlled  affiliates  managed more than $155 billion in assets as of June 30, 2004,  including other Oppenheimer funds with more than 7 million  shareholder  accounts.  The Manager is located at Two World
     Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008.

Portfolio Manager. The portfolio manager of the Fund is Dimitrios  Kourkoulakos.
He is the person  primarily  responsible  for the  day-to-day  management of the
Fund's portfolio since June 2002; he shared that  responsibility as co-portfolio manager from  February 5, 2003 to April 19, 2004.  Prior to becoming a portfolio manager of the Fund,  Mr.  Kourkoulakos  was an analyst with the Manager's  high yield group. He is Vice President of the Fund and of the Manager. He also serves as officer and portfolio manager for other Oppenheimer funds.

Advisory Fees. Under the Fund's investment advisory agreement, the Fund pays the
Manager an  advisory  fee at an annual rate that  declines as the Fund's  assets grow: 0.75% of the first $200 million of average annual net assets, 0.72% of the next  $200  million,  0.69% of the next  $200  million,  0.66% of the next  $200 million,  0.60% of the next $200 million and 0.50% of average  annual net assets over $1 billion.  The Fund's  management fee for its last fiscal year ended June
30, 2004 was 0.61% of average annual net assets for each class of shares.

ABOUT your account

How to Buy Shares

You can buy shares  several ways, as described  below.  The Fund's  Distributor,
OppenheimerFunds  Distributor,  Inc.,  may  appoint  servicing  agents to accept purchase (and redemption) orders. The Distributor,  in its sole discretion,  may reject any purchase order for the Fund's shares.

Buying Shares Through Your Dealer. You can buy shares through any dealer, broker or financial  institution that has a sales agreement with the Distributor.  Your dealer will place your order with the  Distributor  on your behalf.  A broker or dealer may charge for that service.

Buying Shares Through the Distributor.  Complete an OppenheimerFunds New Account
Application and return it with a check payable to "OppenheimerFunds Distributor,
Inc." Mail it to P.O.  Box 5270,  Denver,  Colorado  80217.  If you don't list a dealer on the application,  the Distributor will act as your agent in buying the shares.  However, we recommend that you discuss your investment with a financial advisor before you make a purchase to be sure that the Fund is  appropriate  for you.

o Paying by Federal Funds Wire.  Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum investment is $2,500. Before sending a wire, call the  Distributor's  Wire Department at 1.800.225.5677 to notify the
Distributor of the wire and to receive further instructions.

o Buying Shares Through OppenheimerFunds  AccountLink. With AccountLink, you pay
for shares by electronic  funds  transfers  from your bank  account.  Shares are purchased for your account by a transfer of money from your bank account through the Automated  Clearing House (ACH) system.  You can provide those  instructions automatically,  under an Asset Builder Plan,  described  below,  or by telephone instructions  using  OppenheimerFunds  PhoneLink,  also described below.  Please refer to "AccountLink," below for more details.

o Buying Shares Through Asset Builder Plans. You may purchase shares of the Fund automatically  each  month  from  your  account  at a bank  or  other  financial institution  under an Asset  Builder Plan with  AccountLink.  Details are in the
Asset Builder Application and the Statement of Additional Information.

WHAT IS THE MINIMUM  AMOUNT YOU MUST  INVEST?  In most  cases,  you can buy Fund shares  with  a  minimum  initial  investment  of  $1,000  and  make  additional investments  at any time  with as  little as $50.  There  are  reduced  minimums available under the following special investment plans:

o If you  establish  one of the many  types of  retirement  plan  accounts  that
OppenheimerFunds  offers,  more fully  described  below under "Special  Investor
Services," you can start your account with as little as $500.

o By using an Asset Builder Plan or Automatic  Exchange Plan (details are in the
Statement of Additional Information), or government allotment plan, you can make subsequent  investments  (after  making the initial  investment  of $500) for as little as $50.  For any type of  account  established  under one of these  plans prior to November 1, 2002, the minimum additional investment will remain $25.

o The minimum  investment  requirement  does not apply to reinvesting  dividends from  the  Fund or  other  Oppenheimer  funds  (a list  of them  appears  in the
Statement  of  Additional  Information,  or you can ask your  dealer or call the
Transfer Agent), or reinvesting  distributions  from unit investment trusts that have made arrangements with the Distributor.

AT WHAT PRICE ARE SHARES SOLD?  Shares are sold at their offering price which is the net asset value per share plus any initial  sales charge that  applies.  The offering price that applies to a purchase order is based on the next calculation of the net asset value per share that is made after the Distributor receives the purchase order at its offices in Colorado,  or after any agent  appointed by the
Distributor receives the order.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of The New York Stock Exchange (the "Exchange"), on each day the
Exchange  is open for  trading  (referred  to in this  Prospectus  as a "regular business day"). The Exchange normally closes at 4:00 P.M., Eastern time, but may close  earlier on some days.  All  references  to time in this  Prospectus  mean
"Eastern time."

The net asset value per share for a class of shares on a "regular  business day"
is  determined  by dividing the value of the Fund's net assets  attributable  to that  class by the number of shares of that class  outstanding  on that day.  To determine net asset values, the Fund assets are valued primarily on the basis of current market quotations.  If market quotations are not readily available or do not accurately reflect fair value for a security (in the Manager's  judgment) or if a security's value has been materially affected by events occurring after the close of the  exchange or market on which the  security is  principally  traded, that  security  may be  valued by  another  method  that the  Board of  Trustees believes accurately reflects the fair value.

The Board has adopted  valuation  procedures  for the Fund and has delegated the day-to-day  responsibility  for  fair  value  determinations  to  the  Manager's
Valuation  Committee.  Fair value  determinations  by the Manager are subject to review,  approval and  ratification  by the Board at its next scheduled  meeting after the fair valuations are determined.  In determining whether current market prices are readily available and reliable,  the Manager monitors the information it receives in the ordinary course of its investment management responsibilities for  significant  events  that it  believes in good faith will affect the market prices of the  securities of issuers held by the Fund.  Those may include events affecting  specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting  securities markets (for  example,  a foreign  securities  market  closes early because of a natural disaster).

If, after the close of the principal market on which a security held by the Fund is traded  and  before  the time as of which the  Fund's  net asset  values  are calculated  that day, a significant  event occurs that the Manager learns of and believes in the  exercise of its  judgment  will cause a material  change in the value of that  security  from the closing price of the security on the principal market  on which it is  traded,  the  Manager  will  use its  best  judgment  to determine a fair value for that security.

The  Manager  believes  that  foreign  securities  values  may  be  affected  by volatility  that  occurs in U.S.  markets  on a  trading  day after the close of foreign securities markets.  The Manager's fair valuation  procedures  therefore include a procedure  whereby foreign  securities  prices may be "fair valued" to take those factors into account.

The Offering  Price. To receive the offering price for a particular day, in most cases the  Distributor  or its  designated  agent must receive your order by the time the  Exchange  closes that day. If your order is received on a day when the
Exchange  is closed or after it has  closed,  the order  will  receive  the next offering price that is determined after your order is received.

Buying Through a Dealer.  If you buy shares  through a dealer,  your dealer must receive  the  order  by  the  close  of  the  Exchange  and  transmit  it to the
Distributor so that it is received before the Distributor's close of business on a regular  business  day  (normally  5:00 P.M.) to receive  that day's  offering
price,   unless  your  dealer  has  made  alternative   arrangements   with  the
Distributor.  Otherwise,  the order will receive the next offering price that is determined.

WHAT  CLASSES OF SHARES DOES THE FUND  OFFER?  The Fund  offers  investors  five
different  classes  of  shares.   The  different  classes  of  shares  represent
investments in the same portfolio of securities,  but the classes are subject to different  expenses and will likely have  different  share prices.  When you buy shares,  be sure to specify  the class of shares.  If you do not choose a class, your investment will be made in Class A shares.

Class A Shares.  If you buy Class A shares,  you pay an initial sales charge (on investments up to $1 million for regular  accounts or lesser amounts for certain retirement  plans).  The amount of that sales charge will vary  depending on the amount you invest. The sales charge rates are listed in "How Can You Buy Class A
Shares?" below.

Class B Shares.  If you buy Class B shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares  within 6 years of buying them,  you will  normally pay a contingent deferred sales charge. That contingent deferred sales charge varies depending on how long you own your shares,  as described in "How Can You Buy Class B Shares?"
below.

Class C Shares.  If you buy Class C shares,  you pay no sales charge at the time of purchase,  but you will pay an annual  asset-based  sales charge. If you sell your shares within 12 months of buying them,  you will normally pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class C Shares?"
below.

Class N  Shares.  If you buy  Class N shares  (available  only  through  certain retirement plans), you pay no sales charge at the time of purchase, but you will pay an annual asset-based sales charge. If you sell your shares within 18 months of the  retirement  plan's  first  purchase  of  Class N  shares,  you may pay a contingent deferred sales charge of 1.0%, as described in "How Can You Buy Class
N Shares?" below.

Class Y  Shares.  Class Y  shares  are  offered  only to  certain  institutional investors that have a special agreement with the Distributor.

WHICH  CLASS OF SHARES  SHOULD YOU  CHOOSE?  Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your  investment.  If your  goals  and  objectives change  over  time  and you  plan to  purchase  additional  shares,  you  should re-evaluate those factors to see if you should consider another class of shares.
The Fund's operating costs that apply to a class of shares and the effect of the different  types of sales charges on your  investment  will vary your investment results over time.

     The  discussion  below  is  not  intended  to  be  investment  advice  or a
     recommendation,   because  each  investor's  financial  considerations  are
     different.  The  discussion  below  assumes that you will purchase only one class of shares and not a combination  of shares of different  classes.  Of course,  these  examples  are based on  approximations  of the  effects  of current sales charges and expenses  projected  over time, and do not detail all of the  considerations  in  selecting  a class of  shares.  You  should analyze your options  carefully with your  financial  advisor before making that choice.

How Long Do You Expect to Hold Your  Investment?  While future  financial  needs cannot be  predicted  with  certainty,  knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses,  your choice will also depend on how much you plan to invest. For example,  the reduced sales charges available for larger purchases  of Class A shares  may,  over  time,  offset  the effect of paying an initial  sales  charge on your  investment,  compared to the effect over time of higher  class-based  expenses  on  shares  of Class  B,  Class C or Class N. For retirement  plans that qualify to purchase  Class N shares,  Class N shares will generally be more advantageous than Class B and Class C shares.

     o Investing for the Shorter Term. While the Fund is meant to be a long-term investment,  if you have a relatively  short-term  investment horizon (that is, you plan to hold your shares for not more than six  years),  you should most likely invest in Class A or Class C shares rather than Class B shares.
     That is  because  of the effect of the Class B  contingent  deferred  sales charge if you redeem within six years, as well as the effect of the Class B asset-based  sales  charge on the  investment  return for that class in the short-term.  Class C shares might be the appropriate choice (especially for investments  of less than  $100,000),  because  there is no  initial  sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

     However,  if you plan to invest more than  $100,000  for the shorter  term, then as your investment  horizon increases toward six years, Class C shares might not be as advantageous as Class A shares.  That is because the annual asset-based  sales  charge on Class C shares will have a greater  impact on your account over the longer term than the reduced  front-end  sales charge available for larger purchases of Class A shares.

     If you invest $1 million or more,  in most cases Class A shares will be the most  advantageous  choice,  no  matter  how long you  intend  to hold your shares. For that reason, the Distributor  normally will not accept purchase orders of $100,000 or more of Class B shares or $1 million or more of Class
     C shares from a single investor.  Dealers or other financial intermediaries purchasing  shares for their customers in omnibus  accounts are responsible for compliance with those limits.

     o Investing for the Longer Term.  If you are  investing  less than $100,000 for the longer-term,  for example for retirement, and do not expect to need access  to your  money  for  seven  years  or more,  Class B shares  may be appropriate.

     Are There  Differences in Account Features That Matter to You? Some account features may not be available to Class B, Class C and Class N shareholders.
     Other  features  may  not  be  advisable  (because  of  the  effect  of the contingent  deferred  sales  charge)  for  Class  B,  Class  C and  Class N shareholders.  Therefore,  you should  carefully review how you plan to use your investment account before deciding which class of shares to buy.

     Additionally,  the  dividends  payable  to  Class  B,  Class C and  Class N shareholders  will be reduced  by the  additional  expenses  borne by those classes that are not borne by Class A or Class Y shares,  such as the Class
     B, Class C and Class N asset-based  sales charge described below and in the
     Statement of Additional Information. Also, checkwriting is not available on accounts subject to a contingent deferred sales charge.

     How Do Share Classes Affect  Payments to Your Broker?  A financial  advisor may receive different compensation for selling one class of shares than for selling  another  class.  It is important to remember that Class B, Class C and Class N contingent deferred sales charges and asset-based sales charges have the same  purpose as the  front-end  sales  charge on sales of Class A shares:  to compensate the Distributor for concessions and expenses it pays to dealers and financial  institutions for selling shares.  The Distributor may pay  additional  compensation  from  its own  resources  to  securities dealers  or  financial  institutions  based upon the value of shares of the
     Fund owned by the dealer or  financial  institution  for its own account or for its customers.

     SPECIAL SALES CHARGE ARRANGEMENTS AND WAIVERS.  Appendix C to the Statement
     of Additional  Information  details the  conditions for the waiver of sales charges  that apply in certain  cases,  and the special  sales charge rates that apply to purchases of shares of the Fund by certain  groups,  or under specified  retirement  plan  arrangements  or in  other  special  types  of transactions.  To receive a waiver or special  sales charge rate,  you must advise the Distributor  when  purchasing  shares or the Transfer Agent when redeeming shares that a special condition applies.

     HOW CAN YOU BUY CLASS A SHARES?  Class A shares are sold at their  offering price,  which is  normally  net asset value plus an initial  sales  charge.
     However,  in some cases,  described below,  purchases are not subject to an initial sales charge,  and the offering  price will be the net asset value.
     In other cases, reduced sales charges may be available,  as described below or in the  Statement  of  Additional  Information.  Out of the  amount  you invest, the Fund receives the net asset value to invest for your account.

          The sales charge varies  depending on the amount of your  purchase.  A portion of the sales charge may be retained by the Distributor or allocated to your  dealer as a  concession.  The  Distributor  reserves  the right to reallow the entire  concession  to dealers.  The current sales charge rates and concessions paid to dealers and brokers are as follows:

  ------------------------------------ ------------------------ ------------------------- -------------------------
                                           Front-End Sales          Front-End Sales            Concession As
                                             Charge As a              Charge As a
                                            Percentage of          Percentage of Net           Percentage of
  Amount of Purchase                       Offering Price           Amount Invested            Offering Price
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  Less than $50,000                             4.75%                    4.98%                     4.00%
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $50,000 or more but                           4.50%                    4.71%                     3.75%
  less than $100,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $100,000 or more but                          3.50%                    3.63%                     2.75%
  less than $250,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $250,000 or more but                          2.50%                    2.56%                     2.00%
  less than $500,000
  ------------------------------------ ------------------------ ------------------------- -------------------------
  ------------------------------------ ------------------------ ------------------------- -------------------------
  $500,000 or more but                          2.00%                    2.04%                     1.60%
  less than $1 million
  ------------------------------------ ------------------------ ------------------------- -------------------------

     Can You Reduce  Class A Sales  Charges?  You may be eligible to buy Class A
     shares  at  reduced   sales  charge  rates  under  the  Fund's   "Right  of
     Accumulation"  or a Letter  of  Intent,  as  described  in  "Reduced  Sales
     Charges" in the Statement of Additional Information.

     To receive the reduced sales charge, at the time you purchase shares of the
     Fund or any other Oppenheimer  fund, you must inform your  broker-dealer or financial  intermediary  of any other  Oppenheimer  funds that you and your spouse own. This includes, for example,  shares of an Oppenheimer fund held in a retirement account, an employee benefit plan, or at a broker-dealer or financial  intermediary  other than the one handling your current purchase.
     For more  complete  information  about ways to reduce  your sales  charges, please visit the OppenheimerFunds website: www.oppenheimerfunds.com.

     Class A Contingent Deferred Sales Charge.  There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer  funds aggregating  $1  million  or more,  or on  purchases  of Class A shares  by certain retirement plans that satisfied certain requirements prior to March
     1, 2001  ("grandfathered  retirement  accounts").  However,  those  Class A shares may be subject to a Class A contingent  deferred  sales  charge,  as described below. Retirement plans holding shares of Oppenheimer funds in an omnibus  account(s) for the benefit of plan  participants  in the name of a fiduciary or financial intermediary (other than  OppenheimerFunds-sponsored
     Single DB Plus plans) are not permitted to make initial  purchases of Class
     A shares subject to a contingent deferred sales charge.

     The  Distributor  pays dealers of record  concessions in an amount equal to
     1.0%  of  purchases  of  $1  million  or  more  other  than   purchases  by
     grandfathered  retirement accounts. For grandfathered  retirement accounts, the  concession is 0.75% of the first $2.5 million of purchases  plus 0.25%
     of purchases in excess of $2.5 million. In either case, the concession will not be paid on  purchases  of shares by  exchange  or that were  previously subject to a front-end sales charge and dealer concession.

     If you redeem  any of those  shares  within an  18-month  "holding  period"
     measured  from the  beginning of the calendar  month of their  purchase,  a contingent  deferred sales charge (called the "Class A contingent  deferred sales  charge") may be deducted from the  redemption  proceeds.  That sales charge will be equal to 1.0% of the lesser of:

     o the  aggregate  net  asset  value of the  redeemed  shares at the time of redemption  (excluding  shares  purchased by  reinvestment  of dividends or capital gain distributions); or

o        the original net asset value of the redeemed shares.

     The Class A contingent  deferred sales charge will not exceed the aggregate amount  of the  concessions  the  Distributor  paid to your  dealer  on all purchases  of Class A shares  of all  Oppenheimer  funds you made that were subject to the Class A contingent deferred sales charge.

     Purchases by Certain  Retirement Plans. There is no initial sales charge on purchases  of  Class  A  shares  of any one or more  Oppenheimer  funds  by retirement plans that have $10 million or more in plan assets and that have entered into a special  agreement  with the  Distributor  and by retirement plans which are part of a retirement  plan  product or platform  offered by certain banks,  broker-dealers,  financial advisors, insurance companies or recordkeepers  which  have  entered  into  a  special  agreement  with  the
     Distributor.  The Distributor  currently pays dealers of record concessions in an  amount  equal to 0.25% of the  purchase  price of Class A shares  by those retirement plans from its own resources at the time of sale,  subject
     to  certain   exceptions  as  described  in  the  Statement  of  Additional
     Information.  There  is  no  contingent  deferred  sales  charge  upon  the redemption of such shares.

     HOW CAN YOU BUY CLASS B SHARES?  Class B shares are sold at net asset value per share without an initial sales charge.  However,  if Class B shares are redeemed within six years from the beginning of the calendar month of their purchase,  a contingent  deferred  sales  charge will be deducted  from the redemption  proceeds.  The Class B contingent deferred sales charge is paid
     to   compensate   the   Distributor   for   its   expenses   of   providing
     distribution-related  services to the Fund in  connection  with the sale of
     Class B shares.

          The amount of the contingent  deferred sales charge will depend on the number of years since you  invested and the dollar  amount being  redeemed, according to the  following  schedule  for the Class B contingent  deferred sales charge holding period:

----------------------------------------------------- --------------------------------------------------------------
Years Since Beginning of Month in                     Contingent Deferred Sales Charge on Redemptions in That Year
Which Purchase Order was Accepted                     (As % of Amount Subject to Charge)
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
0 - 1                                                 5.0%
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
1 - 2                                                 4.0%
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
2 - 3                                                 3.0%
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
3 - 4                                                 3.0%
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
4 - 5                                                 2.0%
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
5 - 6                                                 1.0%
----------------------------------------------------- --------------------------------------------------------------
----------------------------------------------------- --------------------------------------------------------------
More than 6                                           None
----------------------------------------------------- --------------------------------------------------------------

     In the table,  a "year" is a 12-month  period.  In applying the  contingent deferred  sales charge,  all purchases are  considered to have been made on the first regular business day of the month in which the purchase was made.

     Automatic  Conversion  of  Class B  Shares.  Class B  shares  automatically convert  to  Class A  shares  72  months  after  you  purchase  them.  This conversion  feature relieves Class B shareholders of the asset-based  sales charge that  applies to Class B shares under the Class B  Distribution  and
     Service Plan,  described below. The conversion is based on the relative net asset  value of the two  classes,  and no sales  load or  other  charge  is imposed.  When any Class B shares that you hold convert,  any other Class B shares that were acquired by reinvesting dividends and distributions on the converted  shares  will  also  convert  to  Class  A  shares.  For  further information on the conversion feature and its tax implications,  see "Class
     B Conversion" in the Statement of Additional Information.

     How Can you Buy Class C Shares?  Class C shares are sold at net asset value per share without an initial sales charge.  However,  if Class C shares are redeemed  within a holding  period of 12 months from the  beginning  of the calendar  month of their  purchase,  a contingent  deferred sales charge of
     1.0% will be deducted from the redemption proceeds.  The Class C contingent deferred  sales  charge  is  paid to  compensate  the  Distributor  for its
     expenses  of  providing   distribution-related  services  to  the  Fund  in
     connection with the sale of Class C shares.

     HOW CAN YOU BUY  CLASS N SHARES?  Class N shares  are  offered  for sale to retirement plans  (including IRAs and 403(b) plans) that purchase  $500,000 or more of  Class N  shares  of one or more  Oppenheimer  funds or to group retirement  plans  (which do not include  IRAs and 403(b)  plans) that have assets  of  $500,000  or  more or 100 or more  eligible  participants.  See
     "Availability of Class N shares" in the Statement of Additional Information for other circumstances where Class N shares are available for purchase.

          Class N shares are sold at net asset  value  without an initial  sales charge. A contingent deferred sales charge of 1.0% will be imposed upon the redemption of Class N shares, if:

     o The  group  retirement  plan  is  terminated  or  Class N  shares  of all
     Oppenheimer  funds are  terminated as an investment  option of the plan and
     Class N shares  are  redeemed  within 18  months  after  the  plan's  first purchase of Class N shares of any Oppenheimer fund, or

     o With respect to an IRA or 403(b) plan, Class N shares are redeemed within
     18 months of the plan's first purchase of Class N shares of any Oppenheimer fund.

          Retirement  plans that offer Class N shares may impose charges on plan participant accounts.  The procedures for buying,  selling,  exchanging and transferring  the Fund's other classes of shares (other than the time those orders must be received by the  Distributor  or Transfer Agent in Colorado)
     and the special  account  features  applicable to purchasers of those other classes of shares  described  elsewhere in this  Prospectus do not apply to
     Class N shares offered through a group  retirement  plan.  Instructions for buying, selling,  exchanging or transferring Class N shares offered through a  group  retirement  plan  must  be  submitted  by the  plan,  not by plan participants for whose benefit the shares are held.

     Who Can Buy Class Y Shares?  Class Y shares are sold at net asset value per share without a sales charge directly to institutional  investors that have special agreements with the Distributor for this purpose.  They may include insurance  companies,  registered  investment  companies,  employee benefit plans and Section 529 plans, among others.  Individual investors cannot buy
     Class Y shares directly.

          An institutional  investor that buys Class Y shares for its customers'
     accounts may impose charges on those  accounts.  The procedures for buying, selling,  exchanging  and  transferring  the Fund's other classes of shares
     (other than the time those  orders must be received by the  Distributor  or
     Transfer Agent at their Colorado  office) and the special account  features available to investors buying those other classes of shares do not apply to
     Class  Y  shares.   Instructions   for  buying,   selling,   exchanging  or
     transferring  Class  Y  shares  must  be  submitted  by  the  institutional investor, not by its customers for whose benefit the shares are held.

DISTRIBUTION AND SERVICE (12b-1) PLANS.

     Service  Plan for Class A Shares.  The Fund has adopted a Service  Plan for
     Class A shares.  It reimburses the  Distributor  for a portion of its costs incurred  for  services  provided  to  accounts  that hold  Class A shares.
     Reimbursement  is made  quarterly  at an annual  rate of up to 0.25% of the average  annual net assets of Class A shares of the Fund.  The  Distributor currently uses all of those fees to pay dealers,  brokers,  banks and other
     financial   institutions  quarterly  for  providing  personal  service  and maintenance of accounts of their  customers that hold Class A shares.  With respect to Class A shares  subject to a Class A contingent  deferred  sales charge purchased by grandfathered retirement accounts, the Distributor pays the 0.25%  service  fee to dealers in advance  for the first year after the shares are sold by the dealer.  The  Distributor  retains the first  year's service  fee  paid  by the  Fund.  After  the  shares  have  been  held  by grandfathered  retirement  accounts for a year,  the  Distributor  pays the service fee to dealers on a quarterly basis.

     Distribution and Service Plans for Class B, Class C and Class N Shares. The
     Fund has adopted  Distribution  and Service  Plans for Class B, Class C and
     Class N  shares  to pay the  Distributor  for its  services  and  costs  in distributing  Class B, Class C and Class N shares and  servicing  accounts.
     Under the plans, the Fund pays the Distributor an annual  asset-based sales charge of 0.75% on Class B and Class C shares  and 0.25% on Class N shares.
     The  Distributor  also  receives a service  fee of 0.25% per year under the
     Class B, Class C and Class N plans.

     The asset-based  sales charge and service fees increase Class B and Class C expenses by 1.0% and  increase  Class N expenses by 0.50% of the net assets per year of the  respective  class.  Because these fees are paid out of the
     Fund's assets on an on-going basis,  over time these fees will increase the cost of your  investment  and may cost you more than  other  types of sales charges.

     The Distributor  uses the service fees to compensate  dealers for providing personal  services  for  accounts  that  hold  Class B,  Class C or Class N shares. The Distributor  normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the  dealer.  After the shares have been held for a year, the Distributor pays the service fees to dealers on a quarterly basis.

     The Distributor  currently pays a sales concession of 3.75% of the purchase price of Class B shares to dealers  from its own  resources  at the time of sale.  Including  the advance of the service  fee, the total amount paid by the  Distributor  to the  dealer  at the time of sale of Class B shares  is therefore 4.00% of the purchase price. The Distributor normally retains the
     Class  B  asset-based  sales  charge.   See  the  Statement  of  Additional
     Information for exceptions.

     The Distributor  currently pays a sales concession of 0.75% of the purchase price of Class C shares to dealers  from its own  resources  at the time of sale.  Including  the advance of the service  fee, the total amount paid by the  Distributor  to the  dealer  at the time of sale of Class C shares  is therefore 1.0% of the purchase price.  The Distributor pays the asset-based sales charge as an ongoing  concession to the dealer on Class C shares that have been outstanding for a year or more. The Distributor  normally retains the asset-based  sales charge on Class C shares during the first year after the purchase of Class C shares. See the Statement of Additional Information for exceptions.

     The Distributor  currently pays a sales concession of 0.75% of the purchase price of Class N shares to dealers  from its own  resources  at the time of sale.  Including  the advance of the service  fee, the total amount paid by the  Distributor  to the  dealer  at the time of sale of Class N shares  is therefore 1.0% of the purchase price. The Distributor  normally retains the asset-based sales charge on Class N shares. See the Statement of Additional
     Information for exceptions.

     Under certain  circumstances,  the  Distributor  will pay the full Class B,
     Class C or Class N  asset-based  sales  charge and the  service  fee to the dealer beginning in the first year after purchase of such shares in lieu of paying the dealer the sales  concession and the advance of the first year's service  fee at the  time of  purchase,  if there  is a  special  agreement between the dealer and the Distributor.  In those circumstances,  the sales concession will not be paid to the dealer.

     For Class C shares purchased through the OppenheimerFunds  Recordkeeper Pro program,  the Distributor will pay the Class C asset-based  sales charge to the dealer of record in the first year after the purchase of such shares in lieu of paying the dealer a sales  concession at the time of purchase.  The
     Distributor  will use the service  fee it  receives  from the Fund on those shares to reimburse FASCorp for providing  personal services to the Class C accounts holding those shares.

     In addition,  the Manager and the Distributor may make substantial payments to dealers or other  financial  intermediaries  and service  providers  for distribution  and/or  shareholder  servicing  activities,  out of their own resources,  including  the  profits  from the  advisory  fees  the  Manager receives from the Fund. Some of these distribution-related  payments may be made to dealers or financial  intermediaries for marketing,  promotional or related  expenses;  these  payments  are  often  referred  to  as  "revenue sharing."  In some  circumstances,  those types of  payments  may create an incentive for a dealer or financial  intermediary or its representatives to recommend  or offer  shares of the Fund or other  Oppenheimer  funds to its customers.  You should ask your dealer or financial  intermediary  for more details about any such payments it receives.

Special Investor Services

     ACCOUNTLINK.  You can use our AccountLink feature to link your Fund account with an account at a U.S. bank or other financial  institution.  It must be an Automated Clearing House (ACH) member. AccountLink lets you:

     o transmit funds  electronically to purchase shares by telephone (through a service  representative  or by  PhoneLink)  or  automatically  under  Asset
     Builder Plans, or

     o have the Transfer Agent send  redemption  proceeds or transmit  dividends and distributions  directly to your bank account.  Please call the Transfer
     Agent for more information.

          You may purchase  shares by telephone only after your account has been established.  To  purchase  shares  in  amounts  up to  $250,000  through a telephone  representative,  call the  Distributor  at  1.800.225.5677.  The purchase payment will be debited from your bank account.

          AccountLink privileges should be requested on your Application or your dealer's  settlement  instructions if you buy your shares through a dealer.
     After your account is established,  you can request AccountLink  privileges by sending  signature-guaranteed  instructions and proper  documentation to the Transfer Agent.  AccountLink  privileges will apply to each shareholder listed  in the  registration  on your  account  as  well as to your  dealer representative  of record  unless  and until the  Transfer  Agent  receives written  instructions  terminating or changing those privileges.  After you establish  AccountLink  for  your  account,  any  change  of  bank  account information  must  be  made  by  signature-guaranteed  instructions  to the
     Transfer Agent signed by all shareholders who own the account.

     PHONELINK.  PhoneLink is the  OppenheimerFunds  automated  telephone system that  enables  shareholders  to  perform a number of  account  transactions
     automatically   using  a  touch-tone  phone.   PhoneLink  may  be  used  on
     already-established   Fund   accounts   after   you   obtain   a   Personal
     Identification   Number   (PIN),   by   calling   the   PhoneLink   number,
     1.800.225.5677.

     Purchasing  Shares.  You may  purchase  shares in amounts up to $100,000 by phone, by calling  1.800.225.5677.  You must have  established  AccountLink privileges  to link  your  bank  account  with  the  Fund to pay for  these purchases.

     Exchanging Shares. With the OppenheimerFunds Exchange Privilege,  described below,  you can  exchange  shares  automatically  by phone  from  your Fund account to another OppenheimerFunds account you have already established by calling the special PhoneLink number.

     Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink  number and the Fund will send the proceeds  directly to your
     AccountLink  bank account.  Please refer to "How to Sell Shares," below for details.

     CAN YOU SUBMIT  TRANSACTION  REQUESTS  BY FAX?  You may send  requests  for certain  types  of  account  transactions  to  the  Transfer  Agent  by fax
     (telecopier).  Please  call  1.800.225.5677  for  information  about  which transactions may be handled this way. Transaction requests submitted by fax are subject to the same rules and  restrictions  as written  and  telephone requests described in this Prospectus.

          OPPENHEIMERFUNDS  INTERNET WEBSITE.  You can obtain  information about the Fund, as well as your account balance, on the OppenheimerFunds Internet website, at www.oppenheimerfunds.com.  Additionally, shareholders listed in the account  registration  (and the dealer of record)  may request  certain account  transactions through a special section of that website. To perform account  transactions or obtain account  information online, you must first obtain a user I.D. and password on that website. If you do not want to have
     Internet account transaction  capability for your account,  please call the
     Transfer Agent at 1.800.225.5677. At times, the website may be inaccessible or its transaction features may be unavailable.

          AUTOMATIC  WITHDRAWAL AND EXCHANGE  PLANS.  The Fund has several plans that enable you to sell shares  automatically  or exchange  them to another
     OppenheimerFunds account on a regular basis. Please call the Transfer Agent or consult the Statement of Additional Information for details.

          REINVESTMENT  PRIVILEGE.  If you redeem some or all of your Class A or
     Class B shares of the Fund,  you have up to six months to  reinvest  all or part of the  redemption  proceeds  in Class A  shares  of the Fund or other
     Oppenheimer  funds without paying a sales charge.  This  privilege  applies only to Class A shares  that you  purchased  subject  to an  initial  sales charge  and to  Class A or Class B shares  on which  you paid a  contingent deferred sales charge when you redeemed them. This privilege does not apply to  Class  C,  Class  N or  Class  Y  shares.  You  must be sure to ask the
     Distributor for this privilege when you send your payment.

     RETIREMENT  PLANS.  You may buy shares of the Fund for your retirement plan account. If you participate in a plan sponsored by your employer,  the plan trustee or  administrator  must buy the shares for your plan  account.  The
     Distributor  also  offers a  number  of  different  retirement  plans  that individuals and employers can use:

     Individual  Retirement  Accounts  (IRAs).  These include regular IRAs, Roth
     IRAs, SIMPLE IRAs and rollover IRAs.

     SEP-IRAs.  These  are  Simplified  Employee  Pension  Plan  IRAs for  small business owners or self-employed individuals.

     403(b)(7)  Custodial Plans.  These are tax-deferred  plans for employees of
     eligible  tax-exempt   organizations,   such  as  schools,   hospitals  and
     charitable organizations.

     401(k) Plans. These are special retirement plans for businesses.

     Pension and  Profit-Sharing  Plans. These plans are designed for businesses and self-employed individuals.

          Please  call the  Distributor  for  OppenheimerFunds  retirement  plan documents, which include applications and important plan information.

How to Sell Shares

     You can sell  (redeem)  some or all of your shares on any regular  business day. Your shares will be sold at the next net asset value  calculated after your order is received in proper form (which means that it must comply with the procedures  described below) and is accepted by the Transfer Agent. The
     Fund lets you sell your shares by writing a letter,  by wire,  by using the
     Fund's  checkwriting  privilege,  or by  telephone.  You  can  also  set up
     Automatic Withdrawal Plans to redeem shares on a regular basis. If you have questions  about  any of  these  procedures,  and  especially  if  you  are redeeming  shares in a special  situation,  such as due to the death of the owner or from a retirement  plan  account,  please call the Transfer  Agent first, at 1.800.225.5677, for assistance.

     Redemption  Fee.  The Fund imposes a 2%  redemption  fee on the proceeds of
     Fund shares that are  redeemed  within 30 days of their  purchase.  The fee applies  in the case of  shares  redeemed  in  exchange  transactions.  The redemption  fee is collected by the Transfer Agent and paid to the Fund. It is intended to help offset the trading,  market impact,  and administrative costs  associated with short-term money movements into and out of the Fund, and to help deter excessive  short term trading.  The fee is imposed to the extent  that Fund  shares  redeemed  exceed Fund shares that have been held more than 30 days.  For shares of the Fund that were  acquired by exchange, the holding  period is measured  from the date the shares were  acquired in the exchange transaction. Shares held the longest will be redeemed first.

     The redemption fee is not imposed on shares:

     o  held  in  omnibus  accounts  of  a  financial  intermediary,  such  as a broker-dealer  or a  retirement  plan  fiduciary  (however,  shares held in retirement  plans that are not in omnibus  accounts,  Oppenheimer-sponsored retirement plans such as IRAs, and 403(b)(7) plans are subject to the fee), if those  institutions have not implemented the system changes necessary to be capable of processing the redemption fee;

     o held by  investors  in  certain  asset  allocation  programs  that  offer automatic re-balancing or wrap-fee or similar fee-based programs and that have been identified to the Distributor and the Transfer Agent;

     o  redeemed  for  rebalancing   transactions  under  the   OppenheimerFunds
     Portfolio Builder program;

     o redeemed pursuant to an OppenheimerFunds automatic withdrawal plan;

     o redeemed due to the death or disability of the shareholder;

     o redeemed as part of an automatic  dividend exchange election  established in advance of the exchange;

     o redeemed to pay fees  assessed by the Fund or the Transfer  Agent against the account;

     o  redeemed  from  accounts  for which  the  dealer,  broker  or  financial institution  of record has entered into an agreement  with the  Distributor that permits such redemptions without the imposition of these fees, such as asset allocation programs;

     o redeemed for  conversion  of Class B shares to Class A shares or pursuant to fund mergers; and

     o involuntary redemptions resulting from failure to meet account minimums.

Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, the following  redemption  requests must be in writing and must include a signature  guarantee (although there may be other situations that also require a signature guarantee):

     o You wish to redeem more than $100,000 and receive a check

     o The  redemption  check is not payable to all  shareholders  listed on the account statement

     o The redemption check is not sent to the address of record on your account statement

     o Shares are being  transferred to a Fund account with a different owner or name

     o Shares are being redeemed by someone (such as an Executor) other than the owners.

     Where Can You Have Your  Signature  Guaranteed?  The  Transfer  Agent  will accept a guarantee of your signature by a number of financial institutions, including:

     o a U.S. bank, trust company, credit union or savings association,

     o a foreign bank that has a U.S. correspondent bank,

     o a U.S. registered dealer or broker in securities, municipal securities or government securities, or

     o a U.S. national securities exchange, a registered securities  association or a  clearing  agency.  If you are  signing  on behalf  of a  corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

          Retirement Plan Accounts.  There are special procedures to sell shares in an  OppenheimerFunds  retirement  plan  account.  Call the Transfer
          Agent for a distribution  request form. Special income tax withholding requirements  apply to distributions  from retirement  plans. You must submit a withholding form with your redemption  request to avoid delay in  getting  your money and if you do not want tax  withheld.  If your employer holds your retirement plan account for you in the name of the plan,  you must ask the plan trustee or  administrator  to request the sale of the Fund shares in your plan account.

     Sending  Redemption  Proceeds by Wire.  While the Fund normally  sends your money by check,  you can  arrange to have the  proceeds  of shares you sell sent by Federal  Funds wire to a bank account you  designate.  It must be a commercial  bank that is a member of the Federal  Reserve wire system.  The minimum redemption you can have sent by wire is $2,500.  There is a $10 fee for each request. To find out how to set up this feature on your account or to arrange a wire, call the Transfer Agent at 1.800.225.5677.

          Checkwriting.  To write checks against your Fund account, request that privilege on your account  application,  or contact the Transfer Agent for signature cards. They must be signed (with a signature  guarantee)
          by all owners of the account and  returned  to the  Transfer  Agent so that  checks  can be  sent  to you to  use.  Shareholders  with  joint accounts  can elect in writing to have checks paid over the  signature of one owner.  If you previously  signed a signature card to establish checkwriting in another  Oppenheimer fund, simply call  1.800.225.5677 to  request  checkwriting  for an  account  in this Fund with the same registration as the other account.

          o Checks can be written to the order of whomever you wish, but may not be cashed at the bank the  checks  are  payable  through or the Fund's custodian bank.

          o  Checkwriting  privileges  are not  available  for accounts  holding shares that are subject to a contingent deferred sales charge.

          o Checks must be written for at least $500.  Checks  written below the stated amount on the check will not be accepted.  However, if you have existing checks indicating a $100 minimum,  you may still use them for amounts of $100 or more.

          o Checks cannot be paid if they are written for more than your account value.  Remember,  your shares  fluctuate  in value and you should not write a check close to the total account value.

          o You may not  write a check  that  would  require  the Fund to redeem shares that were  purchased by check or Asset  Builder  Plan  payments within the prior 10 days.

          o Don't use your checks if you changed your Fund account number, until you receive new checks.

HOW DO you SELL SHARES BY MAIL? Write a letter of instruction that includes:
     o   Your name,
     o   The Fund's name,
     o   Your Fund account number (from your account statement),
     o   The dollar amount or number of shares to be redeemed,
     o   Any special payment instructions,
     o   Any share certificates for the shares you are selling,
     o   The signatures of all registered owners exactly as the account is registered, and
     o   Any special documents requested by the Transfer Agent to assure proper authorization of the person

         asking to sell the shares.

Use the following address for                Send courier or express mail
requests by mail:                            requests to:
OppenheimerFunds Services                    OppenheimerFunds Services
P.O. Box 5270                                10200 E. Girard Avenue, Building D
Denver, Colorado 80217                       Denver, Colorado 80231

          HOW  DO  you  SELL   SHARES  BY   TELEPHONE?   You  and  your   dealer
          representative  of record may also sell your shares by  telephone.  To receive  the  redemption  price  calculated  on a  particular  regular business day, your call must be received by the Transfer  Agent by the close of the Exchange that day,  which is normally 4:00 P.M.,  but may be  earlier  on  some  days.  You  may not  redeem  shares  held in an
          OppenheimerFunds-sponsored  qualified retirement plan account or under a share certificate by telephone.

          o To redeem shares through a service  representative  or automatically on PhoneLink,  call 1.800.225.5677.

     Whichever  method you use,  you may have a check sent to the address on the account  statement,  or, if you have linked your Fund  account to your bank account  on  AccountLink,  you may  have  the  proceeds  sent to that  bank account.

Are There Limits on Amounts Redeemed by Telephone?

          Telephone Redemptions Paid by Check. Up to $100,000 may be redeemed by telephone in any  seven-day  period.  The check must be payable to all owners of record of the shares and must be sent to the  address on the account  statement.  This service is not  available  within 30 days of changing the address on an account.

          Telephone  Redemptions  Through  AccountLink or by Wire.  There are no
          dollar limits on telephone  redemption proceeds sent to a bank account designated when you establish  AccountLink.  Normally the ACH transfer to your bank is initiated  on the  business day after the  redemption.
          You  do not  receive  dividends  on the  proceeds  of the  shares  you redeemed while they are waiting to be transferred.

          If you have requested  Federal Funds wire privileges for your account, the wire of the  redemption  proceeds will normally be  transmitted on the next bank business day after the shares are  redeemed.  There is a possibility  that the wire may be  delayed  up to seven days to enable the  Fund  to  sell  securities  to pay the  redemption  proceeds.  No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire.

          CAN YOU SELL SHARES  THROUGH your  DEALER?  The  Distributor  has made arrangements  to  repurchase  Fund shares from  dealers and brokers on behalf of their  customers.  Brokers  or  dealers  may charge for that service.  If your shares are held in the name of your dealer, you must redeem them through your dealer.

          HOW  CONTINGENT  DEFERRED  SALES CHARGES  AFFECT  REDEMPTIONS.  If you
          purchase  shares  subject  to a Class A,  Class B,  Class C or Class N contingent deferred sales charge and redeem any of those shares during the applicable  holding period for the class of shares, the contingent deferred  sales charge will be deducted from the  redemption  proceeds
          (unless you are  eligible  for a waiver of that sales  charge based on the  categories  listed in Appendix C to the  Statement of  Additional
          Information and you advise the Transfer Agent of your  eligibility for the waiver when you place your redemption request.)

          A contingent  deferred sales charge will be based on the lesser of the net asset value of the  redeemed  shares at the time of  redemption  or the original net asset value. A contingent deferred sales charge is not imposed on:

          o the amount of your account value  represented  by an increase in net asset value over the initial purchase price,

          o shares  purchased by the  reinvestment of dividends or capital gains distributions, or

          o shares redeemed in the special circumstances described in Appendix C to the Statement of Additional Information.

          To determine  whether a contingent  deferred sales charge applies to a redemption, the Fund redeems shares in the following order:

          1. shares  acquired by  reinvestment  of dividends  and capital  gains distributions,

          2. shares held for the holding period that applies to the class, and

          3. shares held the longest during the holding period.

          Contingent  deferred  sales  charges are not charged when you exchange shares of the Fund for shares of other Oppenheimer funds.  However,  if you exchange  them  within the  applicable  contingent  deferred  sales  charge holding period, the holding period will carry over to the fund whose shares you acquire.  Similarly,  if you acquire  shares of this Fund by exchanging shares of another  Oppenheimer  fund that are still subject to a contingent deferred sales charge holding  period,  that holding period will carry over to this Fund.

How to Exchange Shares

          Shares of the Fund may be exchanged for shares of certain  Oppenheimer funds at net asset  value per share at the time of  exchange,  without sales  charge.  Shares of the Fund can be  purchased  by  exchange  of shares  of other  Oppenheimer  funds on the same  basis.  To  exchange shares, you must meet several conditions:

          o Shares of the fund  selected for exchange must be available for sale in your state of residence.

          o The prospectuses of both funds must offer the exchange privilege.

          o You must hold the shares you buy when you establish your account for at least seven days before you can exchange them. After the account is open seven days, you can exchange shares every regular business day.

          o You must meet the minimum  purchase  requirements for the fund whose shares you purchase by exchange.

          o  Before  exchanging  into a fund,  you  must  obtain  and  read  its prospectus.

          Shares of a  particular  class of the Fund may be  exchanged  only for shares of the same class in the other Oppenheimer  funds. For example,  you can exchange Class A shares of this Fund only for Class A shares of another fund. In some cases, sales charges may be imposed on exchange transactions.
     For tax purposes,  exchanges of shares  involve a sale of the shares of the fund you own and a  purchase  of the  shares of the other  fund,  which may result in a capital gain or loss.  Please refer to "How to Exchange Shares"
     in the Statement of Additional Information for more details.

          You can  find a list of  Oppenheimer  funds  currently  available  for exchanges  in the  Statement  of  Additional  Information  or obtain one by calling a service  representative at  1.800.225.5677.  That list can change from time to time.

          HOW DO you SUBMIT  EXCHANGE  REQUESTS?  Exchanges  may be requested in writing or by telephone:

          Written Exchange Requests. Submit an OppenheimerFunds Exchange Request
          form,  signed by all owners of the  account.  Send it to the  Transfer
          Agent at the address on the back cover. Exchanges of shares held under certificates  cannot be processed  unless the Transfer  Agent receives the certificates with the request.

          Telephone Exchange  Requests.  Telephone exchange requests may be made either by calling a service  representative  or by using PhoneLink for automated exchanges by calling 1.800.225.5677. Telephone exchanges may be made  only  between  accounts  that  are  registered  with the same name(s)  and  address.  Shares  held  under  certificates  may  not be exchanged by telephone.

          ARE  THERE  LIMITATIONS  ON  EXCHANGES?  There  are  certain  exchange policies you should be aware of:

          o Shares are redeemed  from one fund and are normally  purchased  from the other fund in the same  transaction  on the same regular  business day on which  the  Transfer  Agent or its agent  (such as a  financial intermediary  holding  the  investor's  shares in an omnibus  account)
          receives an exchange  request that conforms to the policies  described above. It must be received by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days.
          The Transfer  Agent may delay the  reinvestment  of the proceeds of an exchange up to five business  days if it determines in its  discretion that  an  earlier  transmittal  of  the  redemption  proceeds  to  the receiving  fund  would be  detrimental  to the  Fund  from  which  the exchange is made or to the receiving fund.

          o The interests of the Fund's  shareholders  and the Fund's ability to manage its investments  may be adversely  affected when its shares are repeatedly  exchanged  over the short term.  When large dollar amounts are involved,  the Fund's  implementation of its investment strategies may be  negatively  affected or the Fund might have to raise or retain more cash than the portfolio  manager would normally  retain,  to meet unanticipated  redemptions.  Frequent exchange activity also may force the Fund to sell  portfolio  securities  at  disadvantageous  times to raise the cash needed to meet those exchange  requests.  These factors might  hurt the Fund's  performance.  When the  Transfer  Agent in its discretion believes frequent trading activity by any person,  group or account would have a disruptive effect on the Fund's ability to manage its  investments,  the Fund and the Transfer Agent may reject purchase orders  and/or  exchanges  into the  Fund.  The  history  of  exchange activity  in all  accounts  known  by the  Transfer  Agent to be under common  ownership or control within the Oppenheimer  funds complex may be  considered  by the Transfer  Agent,  with respect to the review of exchanges  involving  this  Fund  as  part  of  the  Transfer  Agent's procedures  to  detect  and deter  excessive  exchange  activity.  The
          Transfer  Agent may permit  exchanges that it believes in the exercise of its judgment are not  disruptive.  The Transfer  Agent might not be able to detect frequent exchange activity  conducted by the underlying owners of shares held in omnibus accounts,  and therefore might not be able to  effectively  prevent  frequent  exchange  activity  in  those accounts. There is no guarantee that the Transfer Agent's controls and procedures  will be  successful  to identify  investors  who engage in excessive trading activity or to curtail that activity.

          As stated above, the Fund permits dealers or financial  intermediaries to submit exchange  requests on behalf of their customers  (unless the customer has revoked that  authority).  The Manager,  the  Distributor and/or the Transfer  Agent have  agreements  with a limited  number of broker-dealers  and  investment  advisers  permitting  them to  submit exchange  orders  in bulk on behalf of their  clients,  provided  that those  broker-dealers  or  advisers  agree  to  restrictions  on their exchange activity (which are more stringent than the restrictions that apply to other  shareholders).  Those restrictions include limitations on the funds available for exchanges,  the requirement to give advance notice of exchanges to the Transfer Agent, and limits on the amount of client assets that may be invested in a particular  fund. The Fund and its  Transfer  Agent may  restrict  or refuse bulk  exchange  requests submitted by a financial  intermediary  on behalf of a large number of accounts (including pursuant to the arrangements  described above) if, in the Transfer  Agent's judgment  exercised in its discretion,  those
          exchanges   would  be  disruptive  to  either  fund  in  the  exchange transaction.

          o The Fund may amend,  suspend or terminate the exchange  privilege at any time.  The Fund may refuse any exchange order and is currently not obligated to provide notice before rejecting an exchange order.

     If the Transfer Agent cannot exchange all the shares you request because of a restriction  cited above,  only the shares  eligible for exchange will be exchanged.

          o The Fund  assesses a 2% fee on the  proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund)
          within  30 days of  their  purchase.  Further  details  are set  forth following the first paragraph under "How to Sell Shares" on page 28.

Shareholder Account Rules and Policies

          More information  about the Fund's policies and procedures for buying, selling  and  exchanging  shares  is  contained  in the  Statement  of
          Additional Information.

          A $12 annual  "Minimum  Balance  Fee" is assessed on each Fund account with a value of less than $500. The fee is automatically deducted from each applicable  Fund account  annually on or about the second to last
          "regular  business day" of September.  See the Statement of Additional
          Information  (shareholders may visit the OppenheimerFunds  website) to learn how you can avoid  this fee and for  circumstances  under  which this fee will not be assessed.

          The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended  by the Board of Trustees at any time the Board  believes it is in the Fund's best interest to do so.

          Telephone  transaction   privileges  for  purchases,   redemptions  or
          exchanges may be modified,  suspended or terminated by the Fund at any time.  The Fund will provide you notice  whenever it is required to do so by applicable law. If an account has more than one owner,  the Fund and the Transfer Agent may rely on the  instructions of any one owner.
          Telephone privileges apply to each owner of the account and the dealer representative  of record for the account  unless the  Transfer  Agent receives cancellation instructions from an owner of the account.

          The  Transfer  Agent will  record any  telephone  calls to verify data concerning  transactions  and has adopted other  procedures to confirm that  telephone  instructions  are genuine,  by  requiring  callers to provide tax identification  numbers and other account data or by using
          PINs, and by confirming  such  transactions  in writing.  The Transfer
          Agent and the Fund will not be liable for losses or  expenses  arising out of telephone instructions reasonably believed to be genuine.

          Redemption or transfer requests will not be honored until the Transfer
          Agent  receives  all required  documents in proper form.  From time to time,  the Transfer  Agent in its  discretion may waive certain of the requirements for redemptions stated in this Prospectus.

          Dealers  that  perform  account  transactions  for  their  clients  by participating in NETWORKING through the National  Securities  Clearing
          Corporation are responsible for obtaining their clients' permission to perform those  transactions,  and are responsible to their clients who are  shareholders  of the Fund if the dealer  performs any transaction erroneously or improperly.

          The redemption  price for shares will vary from day to day because the value  of the  securities  in the  Fund's  portfolio  fluctuates.  The redemption  price,  which  is the net  asset  value  per  share,  will normally differ for each class of shares. The redemption value of your shares may be more or less than their original cost.

          Payment  for  redeemed  shares  ordinarily  is  made  in  cash.  It is forwarded by check,  or through  AccountLink  or by Federal Funds wire
          (as elected by the  shareholder)  within seven days after the Transfer
          Agent receives redemption  instructions in proper form. However, under unusual  circumstances  determined  by  the  Securities  and  Exchange
          Commission,   payment  may  be  delayed  or  suspended.  For  accounts
          registered  in the name of a  broker-dealer,  payment will normally be forwarded within three business days after redemption.

          The Transfer Agent may delay processing any type of redemption payment as described under "How to Sell Shares" for recently purchased shares, but only until the purchase payment has cleared.  That delay may be as much as 10 days from the date the shares  were  purchased.  That delay may be  avoided  if you  purchase  shares  by  Federal  Funds  wire or certified  check,  or arrange  with your bank to provide  telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

          Involuntary  redemptions  of small accounts may be made by the Fund if the account  value has fallen  below $200 for  reasons  other than the fact that the  market  value of shares  has  dropped.  In some  cases, involuntary  redemptions  may be made to  repay  the  Distributor  for losses from the cancellation of share purchase orders.

          Shares may be "redeemed in kind" under unusual  circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions). This means that the redemption proceeds will be paid with liquid securities from the Fund's  portfolio.  If the Fund  redeems your shares in kind, you may bear  transaction  costs and will bear market risks until such time as such securities are converted into cash.

          Federal  regulations  may require  the Fund to obtain your name,  your date of birth (for a natural person),  your residential street address or  principal  place of  business  and your  Social  Security  Number,
          Employer    Identification   Number   or   other   government   issued
          identification when you open an account. Additional information may be required in certain  circumstances or to open corporate accounts.  The
          Fund or the  Transfer  Agent may use this  information  to  attempt to verify your identity. The Fund may not be able to establish an account if the necessary information is not received.  The Fund may also place limits  on  account  transactions  while  it  is  in  the  process  of attempting  to  verify  your  identity.  Additionally,  if the Fund is unable to verify your identity after your account is established,  the
          Fund may be required to redeem your shares and close your account.

          "Backup  withholding"  of federal  income  tax may be applied  against taxable dividends,  distributions and redemption  proceeds  (including exchanges)  if you fail to furnish  the Fund your  correct,  certified
          Social Security or Employer  Identification  Number when you sign your application,  or if you  under-report  your  income  to  the  Internal
          Revenue Service.

          To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each  prospectus,  annual  and  semi-annual report and annual notice of the Fund's privacy policy to  shareholders having  the same last name and  address  on the  Fund's  records.  The consolidation  of these mailings,  called  householding,  benefits the
          Fund through reduced mailing expense.

          If you want to receive  multiple  copies of these  materials,  you may call the  Transfer  Agent at  1.800.225.5677.  You may also notify the
          Transfer Agent in writing. Individual copies of prospectuses,  reports and  privacy  notices  will be sent to you  commencing  within 30 days after the Transfer Agent receives your request to stop householding.

Dividends, Capital Gains and Taxes

          DIVIDENDS.  The Fund intends to declare dividends  separately for each class of shares from net investment  income each regular  business day and pay those dividends to shareholders  monthly on a date selected by the Board of Trustees. Daily dividends will not be declared or paid on newly  purchased  shares until Federal Funds are available to the Fund from the purchase payment for shares. Dividends and distributions paid to Class A and Class Y shares will  generally be higher than dividends for Class B, Class C and Class N shares,  which  normally  have higher expenses  than  Class A and  Class Y  shares.  The  Fund  has no fixed dividend rate and cannot  guarantee  that it will pay any dividends or distributions.

          Capital  Gains.  The Fund  may  realize  capital  gains on the sale of portfolio securities. If it does, it may make distributions out of any net  short-term  or long-term  capital gains in December of each year.
          The Fund may make supplemental  distributions of dividends and capital gains following the end of its fiscal year.  There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

          WHAT CHOICES DO YOU HAVE FOR  RECEIVING  DISTRIBUTIONS?  When you open your account, specify on your application how you want to receive your dividends and distributions. You have four options:

          Reinvest All  Distributions in the Fund. You can elect to reinvest all dividends and capital gains  distributions in additional shares of the
          Fund.

          Reinvest  Dividends or Capital  Gains.  You can elect to reinvest some
          distributions  (dividends,   short-term  capital  gains  or  long-term
          capital  gains  distributions)  in the Fund while  receiving the other types of  distributions  by check or  having  them  sent to your  bank account through AccountLink.

          Receive All  Distributions  in Cash.  You can elect to receive a check for all dividends and capital gains distributions or have them sent to your bank through AccountLink.

          Reinvest Your Distributions in Another  OppenheimerFunds  Account. You
          can reinvest all  distributions in the same class of shares of another
          OppenheimerFunds account you have established.

          TAXES.  If your  shares  are not  held  in a  tax-deferred  retirement account,  you should be aware of the  following  tax  implications  of investing in the Fund. Distributions are subject to federal income tax and may be  subject  to state  or local  taxes.  Dividends  paid  from short-term  capital  gains and net  investment  income are  taxable as ordinary  income.  Long-term  capital  gains are taxable as  long-term capital gains when distributed to shareholders. It does not matter how
          long  you  have  held  your   shares.   Whether  you   reinvest   your
          distributions  in  additional  shares  or take  them in cash,  the tax treatment is the same.

          Every year the Fund will send you and the IRS a statement  showing the amount of any taxable  distribution  you received in the previous year. Any
     long-term   capital  gains  will  be  separately   identified  in  the  tax
     information the Fund sends you after the end of the calendar year.

          Avoid "Buying a Distribution." If you buy shares on or just before the
          Fund  declares  a capital  gains  distribution,  you will pay the full price for the shares and then receive a portion of the price back as a taxable capital gain.

          Remember, There May be Taxes on Transactions. Because the Fund's share prices fluctuate, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received  when you sold them. Any capital gain is subject to capital gains tax.

          Returns of Capital Can Occur. In certain cases,  distributions made by the  Fund  may be  considered  a  non-taxable  return  of  capital  to shareholders.  If that  occurs,  it will be  identified  in notices to shareholders.

          This  information  is only a summary  of  certain  federal  income tax information about your investment. You should consult with your tax advisor about  the  effect  of an  investment  in the Fund on your  particular  tax situation.

Financial Highlights

          The Financial Highlights Table is presented to help you understand the
          Fund's financial  performance for the past five fiscal years.  Certain information  reflects  financial  results for a single Fund share. The total returns in the table  represent the rate that an investor  would have  earned  (or  lost)  on  an  investment  in  the  Fund  (assuming reinvestment of all dividends and distributions). This information has been  audited  by  Deloitte  &  Touche  LLP,  the  Fund's  independent registered public accounting firm, whose report, along with the Fund's financial  statements,  is included  in the  Statement  of  Additional
          Information, which is available on request.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED JUNE 30,                          2004              2003           2002             2001             2000
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $      9.15       $      8.62      $   10.20      $     11.89      $     13.06
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .73               .84            .92             1.18             1.26
Net realized and unrealized gain (loss)                .24               .47          (1.44)           (1.59)           (1.18)
                                               ---------------- ----------------------------------------------------------------
Total from investment operations                       .97              1.31           (.52)            (.41)             .08
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                  (.71)             (.69)         (1.01)           (1.28)           (1.25)
Tax return of capital distribution                      --              (.09)          (.05)              --               --
                                               ---------------- ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.71)             (.78)         (1.06)           (1.28)           (1.25)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $      9.41       $      9.15      $    8.62      $     10.20      $     11.89
                                               =================================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                   10.90%            16.38%         (5.47)%          (3.69)%           0.71%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)       $ 1,073,708       $ 1,150,055      $ 858,834      $   962,017      $ 1,065,220
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $ 1,146,751       $   934,227      $ 948,097      $ 1,038,442      $ 1,125,834
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 7.80%             9.54%          9.68%           10.66%           10.12%
Total expenses                                        1.03% 3,4         1.07% 3        1.10% 3          1.00% 3          1.02% 3
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 55%               68%            47%              33%              24%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

                        45 | OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS B   YEAR ENDED JUNE 30,                  2004            2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    9.03       $    8.51      $   10.09      $   11.77      $   12.95
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                            63             .74            .84           1.10           1.15
Net realized and unrealized gain
(loss)                                          .24             .49          (1.43)         (1.58)         (1.18)
                                          -------------------------------------------------------------------------
Total from investment operations                .87            1.23           (.59)          (.48)          (.03)
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income           (.64)           (.62)          (.94)         (1.20)         (1.15)
Tax return of capital distribution               --            (.09)          (.05)            --             --
                                          -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.64)           (.71)          (.99)         (1.20)         (1.15)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $    9.26       $    9.03      $    8.51      $   10.09      $   11.77
                                          =========================================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1             9.86%          15.60%         (6.23)%        (4.37)%        (0.13)%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                $ 303,184       $ 372,947      $ 338,654      $ 386,309      $ 453,375
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $ 347,319       $ 321,200      $ 366,869      $ 414,648      $ 509,815
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          7.03%           8.81%          8.93%          9.91%          9.35%
Total expenses                                 1.80% 3,4       1.84% 3        1.86% 3        1.76% 3        1.79% 3
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          55%             68%            47%            33%            24%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

                        46 | OPPENHEIMER HIGH YIELD FUND

CLASS C    YEAR ENDED JUNE 30,              2004            2003           2002         2001         2000
------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $    9.13       $    8.60      $   10.18     $  11.87     $  13.04
------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                        .66             .78            .86         1.11         1.16
Net realized and unrealized gain
(loss)                                       .23             .46          (1.45)       (1.60)       (1.18)
                                       ---------------------------------------------------------------------
Total from investment operations             .89            1.24           (.59)        (.49)        (.02)
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income        (.64)           (.62)          (.94)       (1.20)       (1.15)
Tax return of capital distribution            --            (.09)          (.05)          --           --
                                       ---------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                             (.64)           (.71)          (.99)       (1.20)       (1.15)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $    9.38       $    9.13      $    8.60     $  10.18     $  11.87
                                       =====================================================================

------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1          9.96%          15.55%         (6.08)%      (4.43)%      (0.06)%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $ 149,505       $ 160,713      $ 106,884     $ 90,603     $ 82,204
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $ 166,367       $ 120,997      $ 104,882     $ 83,776     $ 87,141
------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                       7.03%           8.78%          8.75%        9.90%        9.35%
Total expenses                              1.79% 3,4       1.83% 3        1.86% 3      1.76% 3      1.79% 3
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       55%             68%            47%          33%          24%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

                        47 | OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS N   YEAR ENDED JUNE 30,                 2004           2003          2002        2001 1
-------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   9.17       $   8.63      $  10.20      $  11.33
-------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                          .70            .80           .96           .41
Net realized and unrealized gain
(loss)                                         .24            .49         (1.48)        (1.13)
                                          -------------------------------------------------------
Total from investment operations               .94           1.29          (.52)         (.72)
-------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income          (.68)          (.66)        (1.00)         (.41)
Tax return of capital distribution              --           (.09)         (.05)           --
                                          -------------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.68)          (.75)        (1.05)         (.41)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $   9.43       $   9.17      $   8.63      $  10.20
                                          =======================================================

-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2           10.47%         16.08%        (5.53)%       (6.43)%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                $  8,894       $  8,324      $  2,396      $    146
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $ 10,501       $  4,827      $    799      $     46
-------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                         7.41%          9.14%         8.41%        11.47%
Total expenses                                1.38% 4,5      1.41% 4       1.35% 4       1.04% 4
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                         55%            68%           47%           33%

1. For the period from March 1, 2001 (inception of offering) to June 30, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

                        48 | OPPENHEIMER HIGH YIELD FUND

CLASS Y    YEAR ENDED JUNE 30,                  2004       2003       2002        2001        2000
----------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   9.09   $   8.56   $  10.14    $  11.82    $  13.02
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .73        .86        .90        1.20        1.27
Net realized and unrealized gain (loss)          .23        .45      (1.41)      (1.59)      (1.18)
                                            --------------------------------------------------------
Total from investment operations                 .96       1.31       (.51)       (.39)        .09
----------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income            (.72)      (.69)     (1.02)      (1.29)      (1.29)
Tax return of capital distribution                --       (.09)      (.05)         --          --
                                            --------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (.72)      (.78)     (1.07)      (1.29)      (1.29)
----------------------------------------------------------------------------------------------------
Net asset value, end of period              $   9.33   $   9.09   $   8.56    $  10.14    $  11.82
                                            ========================================================

----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1             10.80%     16.51%     (5.37)%     (3.57)%      0.85%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 56,976   $ 54,102   $ 38,500    $ 60,244    $ 54,117
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 56,276   $ 43,178   $ 44,583    $ 56,669    $ 54,022
----------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                           7.85%      9.63%      9.88%      10.72%      10.30%
Total expenses                                  1.14%      1.34%      1.01%       0.94%       0.86%
Expenses after payments and waivers
and reduction to custodian expenses             0.98%      0.98%      0.98%        N/A 3       N/A 3
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                           55%        68%        47%         33%         24%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

INFORMATION AND SERVICES

For More Information on Oppenheimer High Yield Fund

          The  following  additional  information  about  the Fund is  available without charge upon request.

          STATEMENT OF ADDITIONAL INFORMATION. This document includes additional
          information   about  the  Fund's  investment   policies,   risks,  and
          operations.  It is  incorporated  by  reference  into this  Prospectus
          (which means it is legally part of this Prospectus).

          ANNUAL  AND  SEMI-ANNUAL  REPORTS.  Additional  information  about the
          Fund's  investments  and performance is available in the Fund's Annual and Semi-Annual Reports to shareholders.  The Annual Report includes a
          discussion  of  market  conditions  and  investment   strategies  that
          significantly  affected the Fund's  performance during its last fiscal year.

          How  to  Get  More  Information

          You can request the  Statement of Additional  Information,  the Annual
          and  Semi-Annual  Reports,  the notice  explaining  the Fund's privacy policy and other information about the Fund or your account:

By Telephone:                      Call OppenheimerFunds Services toll-free:

                                            1.800.525.7048

By Mail:                                    Write to:
                                            OppenheimerFunds Services
                                            P.O. Box 5270
                                            Denver, Colorado 80217-5270

On the Internet:      You can send us a request by e-mail or read or down-load
                      documents on the OppenheimerFunds website:
                      www.oppenheimerfunds.com

          Information  about the Fund  including  the  Statement  of  Additional
          Information  can be reviewed and copied at the SEC's Public  Reference
          Room in  Washington,  D.C.  Information on the operation of the Public
          Reference  Room may be obtained by calling the SEC at  1.202.942.8090.
          Reports  and other  information  about the Fund are  available  on the
          EDGAR database on the SEC's Internet  website at  www.sec.gov.  Copies may be  obtained  after  payment of a  duplicating  fee by  electronic request at the SEC's e-mail address:  publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

          No one has been authorized to provide any  information  about the Fund or to make any  representations  about  the Fund  other  than  what is contained in this Prospectus.  This Prospectus is not an offer to sell shares of the Fund,  nor a  solicitation  of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-2849       The Fund's shares are distributed by:
PR0280.001.0804                        [logo] OppenheimerFunds Distributor, Inc.
Printed on recycled paper.

                                             Appendix to Prospectus of
                                            Oppenheimer High Yield Fund

          Graphic material  included in the Prospectus of Oppenheimer High Yield
     Fund under the heading  "Annual  Total  Returns  (Class A)(as of 12/31 each year)":

          A bar chart will be included in the  Prospectus  of  Oppenheimer  High
     Yield  Fund  (the  "Fund")   depicting   the  annual  total  returns  of  a
     hypothetical  investment in Class A shares of the Fund for each of the past
     10 calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear in the bar chart:

                    Calendar Year Ended              Annual Total Returns

                     12/31/94                          -2.36%

                     12/31/95                          15.07%

                     12/31/96                          14.26%

                     12/31/97                          11.93%

                     12/31/98                           0.10%

                     12/31/99                           4.17%

                     12/31/00                          -3.89%

                    12/31/01                          -0.06%

                   12/31/02                          -4.38%

                   12/31/03                          26.35%

Oppenheimer High Yield Fund

6803 South Tucson Way, Centennial, Colorado 80112-3924
1.800.225.5677

          Statement of Additional Information dated August 27, 2004

          This  Statement of Additional  Information  is not a Prospectus.  This
          document   contains   additional   information   about  the  Fund  and
          supplements  information in the  Prospectus  dated August 27, 2004. It should  be read  together  with the  Prospectus.  You can  obtain  the
          Prospectus by writing to the Fund's Transfer  Agent,  OppenheimerFunds
          Services, at P.O. Box 5270, Denver,  Colorado 80217, or by calling the
          Transfer Agent at the toll-free  number shown above, or by downloading
          it    from    the    OppenheimerFunds    Internet    web    site    at
          www.oppenheimerfunds.com.

Contents
                                                                         Page
About the Fund

Additional Information About the Fund's Investment Policies and Risks..   2

About Your Account

Financial Information About the Fund

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

          The investment  objectives,  the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional  Information  contains  supplemental  information  about those  policies and risks and the types of securities  that the Fund's investment Manager,  OppenheimerFunds,  Inc., can select for the Fund.
          Additional  information is also provided about the strategies that the
          Fund may use to try to achieve its objectives.

          The  Fund's  Investment  Policies.   The  composition  of  the  Fund's
          portfolio and the techniques  and  strategies  that the Fund's Manager may use in selecting  portfolio  securities  will vary over time.  The
          Fund is not  required  to use  all of the  investment  techniques  and strategies  described  below at all times in seeking its goals. It may use some of the special  investment  techniques and strategies at some times or not at all.

          In  selecting  securities  for  the  Fund's  portfolio,   the  Manager
          evaluates the merits of particular  securities  primarily  through the exercise of its own  investment  analysis.  That  process may include, among other things,  evaluation of the issuer's historical operations, prospects  for the industry of which the issuer is part,  the issuer's financial  condition,  its pending product  developments  and business
          (and those of competitors),  the effect of general market and economic conditions on the issuer's  business,  and legislative  proposals that might affect the issuer.

          Additionally,  in  analyzing  a  particular  issuer,  the  Manager may consider the trading activity in the issuer's securities,  present and anticipated  cash  flow,  estimated  current  value of its  assets  in relation  to  their  historical  cost,  the  issuer's  experience  and managerial expertise,  responsiveness to changes in interest rates and business  conditions,  debt  maturity  schedules,  current  and future borrowing  requirements,  and any change in the financial condition of an issuer  and the  issuer's  continuing  ability  to meet its  future obligations.  The Manager  also may  consider  anticipated  changes in business  conditions,  levels of interest rates of bonds as contrasted with levels of cash dividends,  industry and regional  prospects,  the availability of new investment opportunities and the general economic, legislative and monetary outlook for specific  industries,  the nation and the world.

          Debt  Securities.  The Fund can invest in a variety of debt securities to seek its  objective.  Foreign  debt  securities  are subject to the
          risks  of  foreign  securities  described  below.  In  general,   debt
          securities  are also subject to two additional  types of risk:  credit risk and interest rate risk.

          Credit Risk.  Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade,  higher-yield  bonds  are  subject  to  credit  risk to a greater extent than lower-yield, higher-quality bonds.

          The   Fund's   debt    investments    mainly   include   high   yield,
          non-investment-grade  bonds  (commonly  referred to as "junk  bonds").
          Investment-grade  bonds  are  bonds  rated at least  "Baa" by  Moody's
          Investors  Service,  Inc.,  ("Moody's)  at least  "BBB" by  Standard &
          Poor's Rating Services  ("Standard & Poor's") or Fitch,  Inc. ("Fitch,
          Inc.")    or    that    have    comparable    ratings    by    another
          nationally-recognized rating organization.

          In making investments in debt securities, the Manager may rely to some extent  on the  ratings  of  ratings  organizations  or it may  use its own research to evaluate a security's credit-worthiness. If securities the Fund buys are unrated,  they are assigned a rating by the Manager of  comparable quality to bonds having  similar  yield and risk  characteristics  within a rating category of a rating organization.

          The Fund  does  not have  investment  policies  establishing  specific maturity  ranges  for the  Fund's  investments,  and they may be within any
     maturity  range  (short,   medium  or  long)  depending  on  the  Manager's
     evaluation of investment opportunities available within the debt securities markets.  Generally,  however,  it is  expected  that  the  Fund's  average portfolio maturity will be of a longer average maturity. The Fund may shift its  investment  focus to securities of longer  maturity as interest  rates decline and to securities of shorter maturity as interest rates rise.

          Interest Rate Risk.  Interest rate risk refers to the  fluctuations in value of debt securities  resulting from the inverse  relationship  between price and yield.  For example,  an increase in general  interest rates will tend to reduce the market value of already-issued  debt investments,  and a decline in general  interest  rates will tend to increase  their value.  In addition, debt securities with longer maturities, which tend to have higher yields,  are  subject to  potentially  greater  fluctuations  in value from changes in interest rates than obligations with shorter maturities.

          While the changes in value of the Fund's  portfolio  securities  after they are  purchased  will be reflected in the net asset value of the Fund's shares,  those changes  normally do not affect the interest  income paid by those securities (unless the security's interest is paid at a variable rate
     pegged  to  particular  interest  rate  changes).   However,   those  price
     fluctuations  will be reflected in the  valuations of the  securities,  and
     therefore   the  Fund's  net  asset   values  will  be  affected  by  those
     fluctuations.

          Special Risks of Lower-Grade  Securities.  The Fund can invest without limit in lower-grade debt securities,  and the Fund will normally invest at least 80% of its total assets in these  securities  to seek the Fund's main
     objective.   Lower-grade  securities  tend  to  offer  higher  yields  than investment  grade  securities,  but also are  subject to  greater  risks of default by the  issuer in its  obligations  to pay  interest  and/or  repay principal on the maturity of the security.

          "Lower-grade"  debt  securities  are  those  rated  below  "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or Fitch, Inc., or similar ratings by other rating  organizations.  If they  are  unrated,  and are  determined  by the
     Manager  to be  of  comparable  quality  to  debt  securities  rated  below investment  grade,  they are  considered  part of the Fund's  portfolio  of lower-grade  securities.  The Fund can invest in securities rated as low as
     "C" or "D" or which may be in default at the time the Fund buys them.

          Some  of the  special  credit  risks  of  lower-grade  securities  are discussed below. There is a greater risk that the issuer may default on its obligation  to pay  interest  or to  repay  principal  than in the  case of investment grade securities. The issuer's low creditworthiness may increase the potential for its insolvency.  An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn.  An economic  downturn  or an  increase  in interest  rates could severely disrupt the market for high yield bonds,  adversely  affecting the values  of  outstanding  bonds as well as the  ability  of  issuers  to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risk of foreign investing discussed in the Prospectus and in this Statement of Additional Information.

          To the extent they can be converted into stock, convertible securities may be less subject to some of these risks than  non-convertible high yield bonds,  since stock may be more  liquid and less  affected by some of these risk factors.

          While  securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch,  Inc.  are  investment  grade and are not regarded as junk bonds, those securities may be subject to special risks, and have some speculative characteristics. Definitions of the debt security ratings categories of the principal rating organizations are included in Appendix A to this Statement of Additional Information.

          Foreign  Securities.  The percentage of the Fund's assets that will be allocated to foreign  securities  will vary over time depending on a number of factors.  Those  factors may include the relative  yields of foreign and
     U.S.  securities,  the economies of foreign  countries,  the condition of a country's  financial  markets,  the  interest  rate  climate of  particular foreign countries and the relationship of particular  foreign currencies to the U.S. dollar.  The Manager analyzes  fundamental  economic criteria (for example,  relative  inflation  levels and trends,  growth  rate  forecasts, balance of payments status, and economic policies) as well as technical and political data.

          The Fund can invest up to 100% of its  assets in  foreign  securities.
     While it currently  limits  investment in foreign  securities to 25% of its net  assets,  the  Fund  expects  from  time to  time  to have  substantial investments in foreign securities.  These primarily will be debt securities issued  or  guaranteed  by  foreign  companies  or  governments,  including supra-national  entities.  "Foreign  securities"  include  equity  and debt securities of companies  organized  under the laws of countries  other than the United States and debt  securities  issued or guaranteed by governments other than the U.S. government or by foreign supra-national  entities. They
     may  be  traded  on  foreign   securities   exchanges  or  in  the  foreign
     over-the-counter markets.

          Securities  of  foreign  issuers  that  are  represented  by  American
     Depository  Receipts  or that are listed on a U.S.  securities  exchange or traded in the U.S.  over-the-counter  markets are not  considered  "foreign securities" for the purpose of the Fund's investment  allocations,  because they are not  subject  to many of the  special  considerations  and  risks, discussed below, that apply to foreign securities traded and held abroad.

          Because  the Fund  can  purchase  securities  denominated  in  foreign currencies, a change in the value of such foreign currency against the U.S.
     dollar  will  result  in a change  in the  amount  of  income  the Fund has available  for  distribution.  Because a portion of the  Fund's  investment income may be received in foreign currencies,  the Fund will be required to compute its income in U.S. dollars for  distribution to  shareholders,  and therefore the Fund will absorb the cost of currency fluctuations. After the
     Fund has distributed income,  subsequent foreign currency losses may result in the Fund's having  distributed more income in a particular fiscal period than was available from investment  income,  which could result in a return of capital to shareholders.

          Investing  in  foreign   securities  offers  potential   benefits  not
     available from  investing  solely in securities of domestic  issuers.  They include the  opportunity to invest in foreign  issuers that appear to offer high income  potential,  or in foreign  countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign  securities  markets that do not move in a manner  parallel  to U.S.  markets.  The  Fund  will  hold foreign  currency only in  connection  with the purchase or sale of foreign securities.

          o  Foreign  Debt   Obligations.   The  debt   obligations  of  foreign
     governments  and entities may or may not be supported by the full faith and credit of the foreign  government.  The Fund may buy  securities  issued by certain  "supra-national"  entities,  which include entities  designated or supported by governments to promote economic reconstruction or development,
     international   banking  organizations  and  related  government  agencies.
     Examples are the  International  Bank for  Reconstruction  and  Development
     (commonly  called the "World  Bank"),  the Asian  Development  Bank and the
     Inter-American Development Bank.

          The  governmental  members  of  these   supra-national   entities  are
     "stockholders"  that  typically  make  capital  contributions  and  may  be committed to make additional capital  contributions if the entity is unable to repay its borrowings.  A supra-national  entity's lending activities may be limited to a percentage of its total  capital,  reserves and net income.
     There can be no assurance that the  constituent  foreign  governments  will continue  to be able or willing to honor their  capitalization  commitments for those entities.

          The Fund can invest in U.S.  dollar-denominated  "Brady  Bonds." These foreign  debt  obligations  may be  fixed-rate  par bonds or  floating-rate discount bonds.  They are generally  collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same  maturity as the Brady Bonds.  Brady Bonds can be viewed as having three or four valuation  components:  (i) the  collateralized  repayment of principal at final maturity;  (ii) the  collateralized  interest  payments;
     (iii) the uncollateralized interest payments; and (iv) any uncollateralized
     repayment  of  principal  at  maturity.   Those  uncollateralized   amounts
     constitute what is called the "residual risk."

          If there is a default  on  collateralized  Brady  Bonds  resulting  in acceleration of the payment obligations of the issuer, the zero coupon U.S.
     Treasury  securities  held as collateral  for the payment of principal will not be  distributed  to investors,  nor will those  obligations  be sold to distribute  the proceeds.  The  collateral  will be held by the  collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds  will  continue  to remain  outstanding,  and the face  amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal  course.  Because of the residual  risk of
     Brady Bonds and the history of defaults  with  respect to  commercial  bank loans by public and private  entities of  countries  issuing  Brady  Bonds,
     Brady Bonds are considered speculative investments.

          Risks of Foreign  Investing.  Investments  in foreign  securities  may
     offer  special   opportunities  for  investing  but  also  present  special
     additional  risks  and   considerations   not  typically   associated  with
     investments in domestic securities. Some of these additional risks are:

          o reduction of income by foreign taxes;

          o  fluctuation  in value of  foreign  investments  due to  changes  in currency  rates or currency  control  regulations  (for  example,  currency blockage);

          o transaction charges for currency exchange;

          o lack of public information about foreign issuers;

          o  lack  of  uniform  accounting,  auditing  and  financial  reporting standards in foreign  countries  comparable to those applicable to domestic issuers;

          o less volume on foreign exchanges than on U.S. exchanges;

          o greater volatility and less liquidity on foreign markets than in the
     U.S.;

          o less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;

          o greater difficulties in commencing lawsuits;

          o higher brokerage commission rates than in the U.S.;

               o  increased   risks  of  delays  in   settlement   of  portfolio
               transactions or loss of certificates for portfolio securities;

                    o   possibilities   in  some  countries  of   expropriation,
                    confiscatory  taxation,   political,   financial  or  social
                    instability or adverse diplomatic developments; and

                    o  unfavorable  differences  between  the U.S.  economy  and foreign economies.

          In  the  past,  U.S.  government  policies  have  discouraged  certain
     investments   abroad  by  U.S.   investors,   through   taxation  or  other
     restrictions,   and  it  is  possible  that  such  restrictions   could  be
     re-imposed.

          Special Risks of Emerging  Markets.  Emerging and  developing  markets abroad may also offer special  opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada,
     Australia, New Zealand and Japan. There may be even less liquidity in their securities  markets,  and  settlements of purchases and sales of securities may be subject to additional  delays.  They are subject to greater risks of limitations on the  repatriation  of income and profits because of currency restrictions  imposed by local  governments.  Those  countries  may also be subject to the risk of greater  political and economic  instability,  which can  greatly  affect  the  volatility  of  prices  of  securities  in those
     countries.   The  Manager  will  consider  these  factors  when  evaluating securities in these markets, because the selection of those securities must be consistent with the Fund's investment objectives.

          Passive Foreign Investment Companies.  Some securities of corporations domiciled  outside the U.S. which the Fund may purchase,  may be considered passive foreign investment  companies  ("PFICs") under U.S. tax laws. PFICs are those foreign  corporations  which generate  primarily  passive income.
     They tend to be growth companies or "start-up"  companies.  For federal tax purposes,  a  corporation  is  deemed a PFIC if 75% or more of the  foreign corporation's  gross income for the income year is passive income or if 50%
     or more of its  assets  are  assets  that  produce  or are held to  produce passive  income.  Passive  income is  further  defined  as any income to be considered  foreign  personal  holding  company income within the subpart F provisions defined by IRCss.954.

          Investing in PFICs  involves the risks  associated  with  investing in foreign  securities,  as described above. There are also the risks that the
     Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax  purposes.  Federal tax laws impose  severe tax  penalties  for failure to properly report investment income from PFICs. Following industry standards,  the Fund makes every effort to ensure  compliance  with federal tax reporting of these investments. PFICs are considered foreign securities
     for  the  purposes  of  the  Fund's  minimum  percentage   requirements  or
     limitations of investing in foreign securities.

          Subject to the limits under the  Investment  Company Act, the Fund may also invest in foreign  mutual  funds which are also  deemed  PFICs  (since nearly all of the income of a mutual  fund is  generally  passive  income).
     Investing in these types of PFICs may allow  exposure to various  countries because some foreign  countries  limit,  or  prohibit,  all direct  foreign investment in the securities of companies domiciled therein.

          In addition to bearing their  proportionate share of a fund's expenses
     (management fees and operating expenses), shareholders will also indirectly bear similar  expenses of such entities.  Additional  risks of investing in other investment  companies are described below under  "Investment in Other
     Investment Companies."

          |X|  U.S.  Government  Securities.  These  are  securities  issued  or
     guaranteed  by  the  U.S.   Treasury  or  other   government   agencies  or
     federally-chartered  corporate entities referred to as "instrumentalities."
     The obligations of U.S. government agencies or  instrumentalities  in which the Fund can invest may or may not be  guaranteed or supported by the "full faith and  credit" of the United  States.  "Full  faith and  credit"  means generally  that the taxing power of the U.S.  government  is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States,  the owner of the security must look  principally to the agency issuing the obligation for  repayment.  The owner might not be able to assert a claim  against the
     United States if the issuing  agency or  instrumentality  does not meet its commitment.  The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

     o  Obligations  Issued or Guaranteed  by U.S.  Government  Agencies or
     Instrumentalities.  These include direct  obligations and  mortgage-related
     securities   that  have  different   levels  of  credit  support  from  the
     government.  Some are  supported  by the full  faith and credit of the U.S.
     government,  such as Government National Mortgage Association  pass-through mortgage  certificates  (called "Ginnie  Maes").  Some are supported by the right  of the  issuer  to  borrow  from  the U.S.  Treasury  under  certain circumstances, such as Federal National Mortgage Association bonds ("Fannie
     Maes").  Others are supported  only by the credit of the entity that issued them, such as Federal Home Loan Mortgage Corporation  obligations ("Freddie
     Macs").

     o U.S. Government Mortgage-related  Securities. The Fund can invest in a variety of mortgage-related  securities that are issued by U.S.  government  agencies  or  instrumentalities, some of which are described below.

                    o GNMA (Ginnie Mae)  Certificates.  The Government  National
                    Mortgage  Association  ("GNMA") is a wholly-owned  corporate
                    instrumentality   of  the  United  States  within  the  U.S.
                    Department   of  Housing  and  Urban   Development.   GNMA's
                    principal     programs    involve    its    guarantees    of
                    privately-issued  securities  backed by pools of  mortgages.
                    Ginnie Maes are debt securities  representing an interest in one or a pool of  mortgages  that are insured by the Federal
                    Housing Administration or the Farmers Home Administration or
                    guaranteed by the Veterans Administration.

          The Ginnie Maes in which the Fund  invests are of the "fully  modified pass-through"  type.  They  provide  that  the  registered  holders  of the
     Certificates  will receive timely monthly payments of the pro-rata share of the scheduled  principal payments on the underlying  mortgages,  whether or not those amounts are collected by the issuers.  Amounts paid include, on a pro rata basis,  any prepayment of principal of such mortgages and interest
     (net of servicing  and other  charges) on the  aggregate  unpaid  principal balance of the Ginnie Maes,  whether or not the interest on the  underlying mortgages has been collected by the issuers.

          The Ginnie  Maes  purchased  by the Fund are  guaranteed  as to timely payment of principal  and interest by GNMA. In giving that  guaranty,  GNMA expects that payments  received by the issuers of Ginnie Macs on account of the  mortgages  backing the  Certificates  will be  sufficient  to make the required  payments  of  principal  of and  interest on those  Ginnie  Maes.
     However,  if those  payments  are  insufficient,  the  guaranty  agreements between the issuers of the Ginnie Maes and GNMA require the issuers to make advances  sufficient  for the  payments.  If the issuers fail to make those payments, GNMA will do so.

          Under  federal law, the full faith and credit of the United  States is pledged to the payment of all amounts that may be required to be paid under any guaranty  issued by GNMA as to such  mortgage  pools.  An opinion of an
     Assistant  Attorney  General of the United States,  dated December 9, 1969, states that such guaranties  "constitute  general obligations of the United
     States  backed by its full faith and  credit."  GNMA is empowered to borrow from  the  United  States  Treasury  to the  extent  necessary  to make any payments of principal and interest required under those guaranties.

          Ginnie Maes are backed by the  aggregate  indebtedness  secured by the underlying FHA-insured,  FMHA-insured or VA-guaranteed mortgages. Except to the  extent  of  payments  received  by the  issuers  on  account  of  such mortgages,  Ginnie Maes do not constitute a liability of those issuers, nor do they  evidence any recourse  against those  issuers.  Recourse is solely against  GNMA.  Holders of Ginnie  Maes (such as the Fund) have no security interest in or lien on the underlying mortgages.

          Monthly payments of principal will be made, and additional prepayments of  principal  may be  made,  to the Fund  with  respect  to the  mortgages underlying  the Ginnie Maes held by the Fund.  All of the  mortgages in the pools  relating to the Ginnie  Maes in the Fund are  subject to  prepayment
     without  any  significant   premium  or  penalty,  at  the  option  of  the
     mortgagors.  While the  mortgages  on  1-to-4-family  dwellings  underlying certain Ginnie Maes have a stated  maturity of up to thirty (30) years,  it has been the  experience of the mortgage  industry that the average life of comparable mortgages, as a result of prepayments,  refinancing and payments from foreclosures, is considerably less.

          Federal Home Loan Mortgage Corporation (FHLMC) Certificates.  FHLMC, a
     corporate  instrumentality of the United States,  issues FHLMC Certificates
     representing   interests  in  mortgage  loans.  FHLMC  guarantees  to  each registered  holder of a FHLMC  Certificate  timely  payment of the  amounts representing a holder's proportionate share in:

(i)      interest payments less servicing and guarantee fees,

(ii)     principal prepayments, and

(iii)    the ultimate  collection of amounts  representing  the
         holder's proportionate interest in principal payments on the
         mortgage  loans  in  the  pool   represented  by  the  FHLMC
         Certificate,  in each case  whether or not such  amounts are actually received.

                    The   obligations   of  FHLMC  under  its   guarantees   are
                    obligations  solely of FHLMC and are not  backed by the full faith and credit of the United States.

                    Federal   National   Mortgage   Association   (Fannie   Mae)
                    Certificates.   Fannie   Mae,  a   federally-chartered   and
                    privately-owned corporation,  issues Fannie Mae Certificates which are  backed by a pool of  mortgage  loans.  Fannie Mae guarantees  to  each  registered  holder  of  a  Fannie  Mae
                    Certificate   that   the   holder   will   receive   amounts
                    representing   the   holder's   proportionate   interest  in
                    scheduled principal and interest payments, and any principal prepayments,  on the mortgage loans in the pool  represented by such Certificate,  less servicing and guarantee fees, and the holder's  proportionate  interest in the full  principal amount of any foreclosed or other liquidated  mortgage loan.
                    In each  case the  guarantee  applies  whether  or not those amounts are actually received. The obligations of Fannie Mae under its  guarantees are  obligations  solely of Fannie Mae and are not  backed  by the full  faith  and  credit  of the
                    United  States or any of its  agencies or  instrumentalities other than Fannie Mae.

          Preferred  Stocks.  If  interest  rates  rise,  the fixed  dividend on preferred  stocks may be less  attractive,  causing the price of  preferred stocks  to  decline.  Preferred  stock  may  have  mandatory  sinking  fund provisions,  as well as provisions  allowing calls or redemptions  prior to maturity,  which also can have a negative  impact on prices  when  interest rates  decline.  The  rights  of  preferred  stock  on  distribution  of  a
     corporation's   assets  in  the  event  of  a  liquidation   are  generally
     subordinate  to  the  rights   associated  with  the   corporation's   debt
     securities. Preferred stock generally has a preference over common stock on the  distribution of a corporation's  assets in the event of liquidation of the corporation.

                    Other Investment  Techniques and Strategies.  In seeking its objectives,  the Fund may from time to time use the types of investment strategies and investments described below. It is not  required to use all of these  strategies  at all times, and at times may not use them.

          Asset-Backed   Securities.   Asset-backed  securities  are  fractional
     interests in pools of assets,  typically  accounts  receivable  or consumer loans. They are issued by trusts or special-purpose corporations.  They are similar to mortgage-related securities,  described below, and are backed by a pool of assets that consist of obligations of individual  borrowers.  The income  from the pool is passed  through to the  holders  of  participation interest in the pools. The pools may offer a credit enhancement,  such as a bank  letter of  credit,  to try to reduce  the risks  that the  underlying debtors will not pay their obligations when due. However,  the enhancement, if any,  might  not be for the  full  par  value  of the  security.  If the
     enhancement  is  exhausted  and  any  required   payments  of  interest  or
     repayments of principal  are not made,  the Fund could suffer losses on its investment or delays in receiving payment.

          The value of an  asset-backed  security  is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing  agent for the loan pool, the originator of the loans,  or the financial  institution  providing any credit  enhancement,  and is also affected  if any  credit  enhancement  has  been  exhausted.  The  risks of investing in asset-backed  securities are ultimately  related to payment of
     consumer  loans  by  the  individual  borrowers.   As  a  purchaser  of  an
     asset-backed  security,  the Fund would  generally  have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed  securities and may lower their return, in the same  manner  as in  the  case  of  mortgage-backed  securities  and  CMOs, described below. Unlike mortgage-backed securities, asset-backed securities typically do not have the benefit of a security  interest in the underlying collateral.

          Mortgage-Related Securities. Mortgage-related securities are a form of derivative investment  collateralized by pools of commercial or residential mortgages.  Pools of mortgage loans are assembled as securities for sale to investors by government  agencies or entities or by private issuers.  These securities include collateralized  mortgage obligations ("CMOs"),  mortgage
     pass-through   securities,   stripped  mortgage  pass-through   securities,
     interests in real estate mortgage  investment conduits ("REMICs") and other real-estate related securities.

          Mortgage-related  securities that are issued or guaranteed by agencies or  instrumentalities  of the U.S. government have relatively little credit risk  (depending  on the nature of the  issuer) but are subject to interest rate risks and prepayment risks, as described in the Prospectus.

          As  with  other  debt  securities,   the  prices  of  mortgage-related
     securities  tend to move inversely to changes in interest  rates.  The Fund can buy  mortgage-related  securities  that have  interest  rates that move inversely to changes in general  interest  rates,  based on a multiple of a specific  index.  Although  the value of a  mortgage-related  security  may decline when interest rates rise, the converse is not always the case.

          In periods of declining  interest rates,  mortgages are more likely to be  prepaid.  Therefore,  a  mortgage-related  security's  maturity  can be
     shortened  by  unscheduled   prepayments   on  the  underlying   mortgages.
     Therefore,  it is not possible to predict  accurately the security's yield.
     The  principal  that is  returned  earlier  than  expected  may  have to be reinvested  in other  investments  having a lower  yield  than the  prepaid security.  Therefore,  these securities may be less effective as a means of
     "locking in" attractive  long-term  interest rates,  and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

          Prepayment risks can lead to substantial  fluctuations in the value of a  mortgage-related  security.  In turn,  this can  affect the value of the
     Fund's  shares.  If a  mortgage-related  security  has been  purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market  value of the  security,  whether  that  results from interest rate changes or prepayments on the  underlying  mortgages.  In the case of stripped  mortgage-related  securities,  if they experience greater rates of prepayment than were anticipated,  the Fund may fail to recoup its initial investment on the security.

          During  periods of  rapidly  rising  interest  rates,  prepayments  of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity.  Generally,  that  would  cause  the  value  of the  security  to fluctuate  more widely in response  to changes in  interest  rates.  If the prepayments  on the Fund's  mortgage-related  securities  were to  decrease broadly,  the Fund's effective  duration,  and therefore its sensitivity to interest rate changes, would increase.

         As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

              Collateralized Mortgage Obligations. CMOs are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:
(1)      pass-through certificates issued or guaranteed by Ginnie Mae, Fannie Mae, or Freddie Mac,
(2)      unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the
                 Department of Veterans' Affairs,
(3)      unsecuritized conventional mortgages,
(4)      other mortgage-related securities, or
(5)      any combination of these.

          Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments  on the  underlying  mortgages  may cause the CMO to be retired much  earlier  than the stated  maturity or final  distribution  date.  The principal and interest on the underlying  mortgages may be allocated  among the several  classes of a series of a CMO in  different  ways.  One or more tranches  may have  coupon  rates that reset  periodically  at a  specified increase over an index.  These are floating rate CMOs, and typically have a cap on the coupon rate.  Inverse floating rate CMOs have a coupon rate that moves in the reverse  direction to an applicable  index. The coupon rate on these CMOs will  increase as general  interest  rates  decrease.  These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

          Forward  Rolls.  The Fund can enter into "forward  roll"  transactions with respect to mortgage-related  securities.  In this type of transaction, the Fund sells a  mortgage-related  security to a buyer and  simultaneously agrees to  repurchase a similar  security  (the same type of security,  and having the same coupon and  maturity)  at a later date at a set price.  The securities  that are  repurchased  will have the same  interest rate as the securities that are sold, but typically will be collateralized by different
     pools  of  mortgages  (with  different   prepayment   histories)  than  the
     securities  that have been sold.  Proceeds  from the sale are  invested  in short-term  instruments,  such as  repurchase  agreements.  The income from those  investments,  plus the fees from the forward roll  transaction,  are expected  to  generate  income  to the Fund in  excess  of the yield on the securities that have been sold.

          The Fund will only enter into  "covered"  rolls.  To assure its future payment of the purchase  price,  the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

          These transactions have risks.  During the period between the sale and the  repurchase,  the Fund will not be  entitled  to receive  interest  and principal  payments on the  securities  that have been sold. It is possible that the market value of the  securities  the Fund sells may decline  below the price at which the Fund is obligated to repurchase securities.

          Floating Rate and Variable Rate Obligations. Variable rate obligations can have a demand  feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

          The  interest  rate  on  a  floating  rate  demand  note  is  adjusted automatically  according  to a stated  prevailing  market  rate,  such as a bank's prime rate, the ninety-one (91) day U.S. Treasury Bill rate, or some other standard.  The instrument's rate is adjusted  automatically each time the base rate is adjusted. The interest rate on a variable rate demand note is  also  based  on  a  stated  prevailing  market  rate  but  is  adjusted automatically  at  specified  intervals.  Generally,  the  changes  in  the interest rate on such  securities  reduce the  fluctuation  in their market value.  As interest rates  decrease or increase,  the potential for capital appreciation or  depreciation is less than that for fixed-rate  obligations of the same maturity.  The Manager may determine  that an unrated  floating rate or variable rate demand  obligation meets the Fund's quality standards by reason of being  backed by a letter of credit or  guarantee  issued by a bank that meets those quality standards.

          Floating  rate and  variable  rate  demand  notes  that  have a stated
     maturity in excess of one (1) year may have features that permit the holder to recover the  principal  amount of the  underlying  security at specified intervals  not  exceeding  one (1) year and upon no more than  thirty  (30)
     days' notice.  The issuer of that type of note normally has a corresponding right in its  discretion,  after a given period,  to prepay the outstanding principal  amount of the note plus accrued  interest.  Generally the issuer must provide a specified number of days' notice to the holder.

          Participation   Interests.   The  Fund  can  invest  in  participation
     interests,  subject to the Fund's  limitation  on  investments  in illiquid investments.  A participation  interest is an undivided  interest in a loan made by the issuing financial institution in the proportion that the buyers participation interest bears to the total principal amount of the loan. Not more than 5% of the  Fund's net assets  can be  invested  in  participation interests of the same borrower.  The issuing financial institution may have no  obligation  to the Fund  other  than to pay the Fund the  proportionate amount of the principal and interest payments it receives.

          Participation    interests   are   primarily    dependent   upon   the
     creditworthiness of the borrowing  corporation,  which is obligated to make payments of  principal  and  interest  on the loan.  There is a risk that a borrower may have difficulty  making  payments.  If a borrower fails to pay scheduled  interest or  principal  payments,  the Fund could  experience  a reduction in its income.  The value of that  participation  interest  might also decline,  which could affect the net asset value of the Fund's shares.
     If the issuing financial institution fails to perform its obligations under the  participation  agreement,  the Fund  might  incur  costs and delays in realizing payment and suffer a loss of principal and/or interest.

          Portfolio Turnover.  "Portfolio  turnover" describes the rate at which the Fund traded its portfolio  securities  during its last fiscal year. For example,  if a fund  sold  all of  its  securities  during  the  year,  its portfolio turnover rate would have been 100%. The Fund's portfolio turnover rate will  fluctuate  from year to year,  and the Fund may have a portfolio turnover rate of more than 100% annually.

          Increased  portfolio turnover creates higher brokerage and transaction costs  for  the  Fund  (and  may  reduce  performance).  Additionally,  the realization of capital gains from selling  portfolio  securities may result in distributions of taxable long-term capital gains to shareholders,  since the Fund will normally  distribute  all of its capital gains  realized each year, to avoid excise taxes under the Internal Revenue Code.

          "When-Issued" and "Delayed-Delivery" Transactions. The Fund may invest in securities on a "when-issued"  basis and may purchase or sell securities on a "delayed-delivery" (or  "forward-commitment")  basis.  When-issued and delayed-delivery  are  terms  that  refer to  securities  whose  terms  and indenture are available  and for which a market  exists,  but which are not available for immediate delivery.

          When such  transactions are negotiated,  the price (which is generally expressed  in yield  terms)  is fixed at the time the  commitment  is made.
     Delivery  and payment  for the  securities  normally  take place at a later
     date.   The   securities  are  subject  to  change  in  value  from  market fluctuations during the period until settlement.  The value at delivery may be less than the purchase price. For example,  changes in interest rates in a direction other than that expected by the Manager before  settlement will affect  the  value of such  securities  and may  cause a loss to the  Fund.
     During the period between  purchase and  settlement,  no payment is made by the  Fund to the  issuer  and no  interest  accrues  to the  Fund  from the investment until it receives the security at settlement.

          The Fund will engage in  when-issued  transactions  to secure what the
     Manager  considers  to be an  advantageous  price  and yield at the time of entering into the  obligation.  When the Fund enters into a when-issued  or delayed-delivery  transaction, it relies on the other party to complete the transaction.  Its  failure  to do  so  may  cause  the  Fund  to  lose  the opportunity  to obtain  the  security  at a price  and  yield  the  Manager considers to be advantageous.

          When  the   Fund   engages   in   when-issued   and   delayed-delivery
     transactions, it does so for the purpose of acquiring or selling securities consistent with its investment  objective and policies for its portfolio or for delivery pursuant to options contracts it has entered into, and not for the  purpose  of  investment  leverage.  Although  the Fund will enter into
     delayed-delivery   or   when-issued   purchase   transactions   to  acquire
     securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued  security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

          At the  time the Fund  makes  the  commitment  to  purchase  or sell a security  on a  when-issued  or  delayed-delivery  basis,  it  records  the transaction  on its books and reflects the value of the security  purchased in  determining  the  Fund's net asset  value.  In a sale  transaction,  it records the  proceeds to be received.  The Fund will  identify on its books liquid  assets at least equal in value to the value of the Fund's  purchase commitments until the Fund pays for the investment.

          When issued and delayed-delivery  transactions can be used by the Fund as a defensive  technique to hedge against  anticipated changes in interest rates and prices.  For instance,  in periods of rising  interest  rates and falling  prices,  the Fund  might sell  securities  in its  portfolio  on a forward  commitment  basis to attempt to limit its exposure to  anticipated falling prices. In periods of falling interest rates and rising prices, the
     Fund might  sell  portfolio  securities  and  purchase  the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

          Repurchase  Agreements.  The Fund can  acquire  securities  subject to repurchase  agreements.  It  might  do so for  liquidity  purposes  to meet anticipated  redemptions  of Fund shares,  or pending the investment of the proceeds from sales of Fund shares,  or pending the settlement of portfolio securities transactions,  or for temporary defensive purposes, as described below.

          In a  repurchase  transaction,  the Fund  buys a  security  from,  and simultaneously  resells  it to,  an  approved  vendor  for  delivery  on an agreed-upon  future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon  interest rate effective for the period during  which the  repurchase  agreement  is in  effect.  Approved  vendors
     include  U.S.   commercial  banks,  U.S.  branches  of  foreign  banks,  or broker-dealers  that have been  designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

          The majority of these  transactions  run from day to day, and delivery pursuant  to the  resale  typically  occurs  within one to five days of the purchase.  Repurchase  agreements  having a maturity  beyond seven days are subject to the Fund's limits on holding illiquid investments. The Fund will not enter into a repurchase  agreement that causes more than 10% of its net assets to be  subject to  repurchase  agreements  having a maturity  beyond seven (7) days.  There is no limit on the  amount of the  Fund's net assets that may be subject to repurchase agreements having maturities of seven (7)
     days or less.

          Repurchase agreements, considered "loans" under the Investment Company
     Act of 1940 (the  "Investment  Company  Act"),  are  collateralized  by the underlying security.  The Fund's repurchase  agreements require that at all times  while  the  repurchase  agreement  is in  effect,  the  value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment  obligation.  However,  if the vendor fails to pay the resale price on the  delivery  date,  the Fund may incur costs in disposing of the collateral and may  experience  losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is  financially  sound and will  continuously  monitor  the collateral's value.

          Pursuant to an Exemptive  Order issued by the  Securities and Exchange
     Commission  (the "SEC"),  the Fund,  along with other  affiliated  entities managed by the Manager,  may transfer  uninvested cash balances into one or more joint repurchase  agreement  accounts.  These balances are invested in one or more repurchase  agreements,  secured by U.S. government securities.
     Securities  that are pledged as collateral  for  repurchase  agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement  requires that the market value of the collateral be sufficient to cover  payments  of interest  and  principal;  however,  in the event of default by the other party to the  agreement,  retention of the  collateral may be subject to legal proceedings.

          Illiquid and Restricted Securities.  Under the policies and procedures established  by the Fund's Board of Trustees,  the Manager  determines  the liquidity of certain of the Fund's investments.  To enable the Fund to sell its holdings of a restricted  security not registered  under the Securities
     Act of 1933, the Fund may have to cause those  securities to be registered.
     The expenses of registering  restricted securities may be negotiated by the
     Fund with the  issuer at the time the Fund  buys the  securities.  When the
     Fund  must  arrange  registration  because  the  Fund  wishes  to sell  the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

          The  Fund may  also  acquire  restricted  securities  through  private placements.  Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

          The  Fund  has  limitations  that  apply to  purchases  of  restricted securities,  as stated in the Prospectus.  Those percentage restrictions do not limit purchases of restricted  securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of
     1933, if those  securities have been determined to be liquid by the Manager under  Board-approved  guidelines.  Those  guidelines take into account the trading  activity  for such  securities  and the  availability  of reliable pricing  information,  among other  factors.  If there is a lack of trading interest in a particular  Rule 144A security,  the Fund's  holdings of that security may be considered to be illiquid.

          Illiquid  securities  include repurchase  agreements  maturing in more than  seven  (7) days and  participation  interests  that do not have  puts exercisable within seven (7) days.

          Investments  in Other Equity  Securities.  The Fund can invest limited amounts of its assets in securities other than debt  securities,  including certain  types of equity  securities  of both  foreign and U.S.  companies.
     Those equity securities include preferred stocks (described above),  common stocks, rights and warrants,  and securities convertible into common stock.
     Certain equity securities may be selected because they may provide dividend income.

          Convertible  Securities.  While some convertible securities are a form of  debt  security,  in  some  cases  their  conversion  feature  (allowing conversion into equity  securities)  causes the Manager to regard them more as "equity equivalents." In those cases the rating assigned to the security has less impact on the Manager's  investment  decision with respect to them
     than  in  the  case  of  non-convertible   debt  fixed  income  securities.
     Convertible  securities  are subject to the credit risks and interest  rate risks described above in "Debt Securities."

          The value of a convertible  security is a function of its  "investment value" and its  "conversion  value." If the  investment  value  exceeds the conversion  value,  the security  will behave more like a debt security and the  security's  price will likely  increase when  interest  rates fall and decrease when  interest  rates rise.  If the  conversion  value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its  conversion  value and its price will tend to fluctuate  directly with the price of the underlying security.

          To  determine  whether  convertible  securities  should be regarded as
     "equity equivalents," the Manager examines the following factors:

                    (1) whether, at the option of the investor,  the convertible security  can be  exchanged  for a fixed number of shares of common stock of the issuer,

                    (2) whether  the issuer of the  convertible  securities  has restated  its  earnings per share of common stock on a fully diluted basis  (considering  the effect of conversion of the convertible securities), and

                    (3) the extent to which the  convertible  security  may be a defensive  "equity  substitute,"  providing  the  ability to participate in any appreciation in the price of the issuer's common stock.

          Rights and Warrants. Warrants basically are options to purchase equity securities at specific  prices valid for a specific  period of time.  Their prices do not  necessarily  move  parallel to the prices of the  underlying securities.  Rights are  similar to  warrants,  but  normally  have a short duration and are  distributed  directly by the issuer to its  shareholders.
     Rights and warrants have no voting rights, receive no dividends and have no rights with  respect to the assets of the issuer.  The Fund does not expect that it will have significant investments in warrants and rights.

          Investment in Other Investment Companies.  The Fund can also invest in the securities of other  investment  companies,  which can include open-end funds,  closed-end funds and unit investment trusts,  subject to the limits set  forth  in the  Investment  Company  Act that  apply to those  types of investments,  and the  following  additional  limitation:  the Fund  cannot invest  in the  securities  of other  registered  investment  companies  or registered unit investment  trusts in reliance on sub-paragraph  (F) or (G)
     of section  12(d)(1) of the Investment  Company Act. For example,  the Fund can invest in exchange-traded  Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Fund might do so as a way of gaining  exposure to the  segments  of the equity or  fixed-income markets represented by the exchange-traded Funds' portfolio,  at times when the Fund may not be able to buy those portfolio securities directly.

          Investing  in another  investment  company  may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment  Company Act.
     The Fund does not intend to invest in other investment companies unless the
     Manager believes that the potential  benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company,  the Fund would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The
     Fund does not anticipate  investing a substantial  amount of its net assets in shares of other investment companies.

          Loans of  Portfolio  Securities.  The  Fund  may  lend  its  portfolio securities to brokers, dealers and other financial institutions pursuant to the Securities Lending Agreement (the "Securities  Lending Agreement") with
     JP Morgan  Chase,  subject to the  restrictions  stated in the  Prospectus.
     Under  the  Securities   Lending   Agreement  and   applicable   regulatory
     requirements  (which are subject to change),  the loan collateral  must, on each business day, be at least equal to the value of the loaned  securities and must consist of cash,  bank letters of credit or securities of the U.S.
     Government   (or  its  agencies  or   instrumentalities),   or  other  cash
     equivalents  in which the Fund is permitted to invest.  To be acceptable as collateral,  letters  of credit  must  obligate  a bank to pay to JP Morgan
     Chase, as agent, amounts demanded by the Fund if the demand meets the terms of the letter. Such terms of the letter of credit and the issuing bank must be  satisfactory  to JP Morgan Chase and the Fund.  The Fund will  receive, pursuant to the Securities Lending Agreement,  80% of all annual net income
     (i.e.,   net  of  rebates  to  the  Borrower)   from   securities   lending
     transactions.  JP Morgan Chase has agreed,  in general,  to  guarantee  the obligations of borrowers to return loaned  securities and to be responsible for expenses relating to securities lending.  The Fund will be responsible, however,  for risks  associated  with the  investment  of cash  collateral, including  the risk  that the  issuer  of the  security  in which  the cash collateral has been invested defaults. The Securities Lending Agreement may be  terminated  by either JP Morgan  Chase or the Fund on 30 days'  written notice. The terms of the Fund's loans must also meet applicable tests under the  Internal  Revenue  Code  and  permit  the  Fund  to  reacquire  loaned securities  on  five  business  days'  notice  or in  time  to  vote on any important matter. The Fund will lend its portfolio securities in conformity with the Fund's  Securities  Lending  Guidelines,  as adopted by the Fund's
     Board.

          Derivatives.   The  Fund  can  invest  in  a  variety  of   derivative
     investments  to  seek  income  or for  hedging  purposes.  Some  derivative investments the Fund can use are the hedging instruments described below in this Statement of Additional Information.

          Among  the  derivative   investments   the  Fund  can  invest  in  are
     "index-linked"  or  "currency-linked"   notes.  Principal  and/or  interest
     payments on  index-linked  notes depend on the performance of an underlying
     index.    Currency-indexed   securities   are   typically   short-term   or
     intermediate-term debt securities.  Their value at maturity or the rates at which  they pay income  are  determined  by the change in value of the U.S.
     dollar against one or more foreign  currencies or an index.  In some cases, these  securities  may pay an amount at maturity based on a multiple of the amount of the  relative  currency  movements.  This type of index  security offers the potential for  increased  income or principal  payments but at a greater risk of loss than a typical debt  security of the same maturity and credit quality.

          Other   derivative   investments   the  Fund  can  use  include  "debt
     exchangeable  for  common  stock"  of  an  issuer  or  "equity-linked  debt securities" of an issuer.  At maturity,  the debt security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's  common stock at the time of  maturity.  Both  alternatives present a risk that the amount  payable at  maturity  will be less than the principal amount of the debt because the price of the issuer's common stock
     might  not  be  as  high  as  the  Manager  expected.   Certain  derivative
     investments  the Fund can use will  require  the Fund to  segregate  liquid assets to enable the Fund to satisfy its obligations.

                    o Credit Derivatives. The Fund may enter into credit default swaps,  both directly  ("unfunded  swaps") and indirectly in the  form  of a  swap  embedded  within  a  structured  note
                    ("funded  swaps"),  to  protect  against  the  risk  that  a security  will default.  Unfunded and funded credit  default swaps  may  be  on a  single  security,  or on a  basket  of securities.  The Fund pays a fee to enter  into the swap and receives a fixed  payment  during the life of the swap.  The
                    Fund may take a short  position in the credit  default  swap
                    (also known as "buying  credit  protection"),  or may take a long position in the credit default swap note (also known as
                    "selling credit protection").

          The Fund would take a short  position  in a credit  default  swap (the
     "unfunded swap") against a long portfolio  position to decrease exposure to specific high yield issuers.  If the short credit default swap is against a corporate issue, the Fund must own that corporate  issue.  However,  if the short  credit  default  swap is against  sovereign  debt,  the Fund may own either:  (i) the  reference  obligation,  (ii) any  sovereign  debt of that foreign  country,  or (iii)  sovereign debt of any country that the Manager determines is closely correlated as an inexact bona fide hedge.

          If the Fund takes a short  position  in the credit  default  swap,  if there is a credit  event  (including  bankruptcy,  failure  to  timely  pay interest  or  principal,  or a  restructuring),  the Fund will  deliver the defaulted  bonds and the swap  counterparty  will pay the par amount of the bonds.  An  associated  risk is adverse  pricing when  purchasing  bonds to satisfy the delivery obligation.  If the swap is on a basket of securities, the  notional  amount  of the  swap is  reduced  by the par  amount  of the defaulted  bond,  and the  fixed  payments  are  then  made on the  reduced notional amount.

          Taking  a long  position  in  the  credit  default  swap  note  (i.e., purchasing  the  "funded  swap")  would  increase  the Fund's  exposure  to specific  high  yield  corporate  issuers.  The goal  would be to  increase liquidity  in that  market  sector  via the swap  note  and its  associated increase  in the  number of  trading  instruments,  the  number and type of market participants, and market capitalization.

          If the Fund takes a long position in the credit  default swap note, if there is a credit  event the Fund will pay the par  amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the  defaulted  bond,  and the fixed  payments are then made on the reduced notional amount.

          The  Fund  will  invest  no more  than  25 % of its  total  assets  in
     "unfunded"  credit  default swaps.  The Fund will limit its  investments in
     "funded" credit default swap notes to no more than 10% of its total assets.

          Other  risks of credit  default  swaps  include the cost of paying for credit protection if there are no credit events,  pricing transparency when assessing the cost of a credit  default swap,  counterparty  risk,  and the need to fund the delivery  obligation  (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively).

          Hedging.  Although the Fund does not  anticipate  the extensive use of hedging  instruments,  the  Fund  can use  hedging  instruments.  It is not obligated  to use them in  seeking  its  objective.  To  attempt to protect against declines in the market value of the Fund's portfolio, to permit the
     Fund to retain  unrealized gains in the value of portfolio  securities that have  appreciated,  or to  facilitate  selling  securities  for  investment reasons, the Fund could:

o        sell futures contracts,
o        buy puts on such futures or on securities, or
o        write covered calls on securities or futures. Covered calls may also be used to increase the Fund's income, but the Manager does not expect to engage extensively in that practice.

          The Fund can use hedging to  establish  a position  in the  securities market as a temporary substitute for purchasing particular  securities.  In that case the Fund would  normally seek to purchase the securities and then terminate that hedging position. The Fund might also use this type of hedge to attempt to protect against the possibility that its portfolio securities would not be fully included in a rise in value of the market.  To do so the
     Fund could:

o        buy futures, or
o        buy calls on such futures or on securities.

          The Fund's  strategy  of hedging  with  futures and options on futures will be incidental to the Fund's  activities in the underlying cash market.
     The particular  hedging  instruments the Fund can use are described  below.
     The Fund may employ new hedging  instruments  and strategies  when they are developed,  if those  investment  methods  are  consistent  with the Fund's investment  objective  and are  permissible  under  applicable  regulations governing the Fund.

          Futures.  The Fund can buy and sell an individual stock ("single stock futures"),  futures  contracts  that relate to debt  securities  (these are referred to as "interest rate futures"),  broadly-based  securities indices
     (stock  index  futures and bond index  futures),  foreign  currencies,  and commodities.  An interest rate future  obligates the seller to deliver (and the purchaser to take) cash or a specified  type of debt security to settle the futures  transaction.  Either party could also enter into an offsetting contract to close out the position.

          A  broadly-based  stock index is used as the basis for  trading  stock index  futures.  They may in some  cases be based on stocks of issuers in a particular industry or group of industries.  A stock index assigns relative values to the securities  included in the index and its value fluctuates in response  to the  changes in value of the  underlying  securities.  A stock index cannot be purchased or sold directly.  Bond index futures are similar contracts  based on the  future  value of the  basket  of  securities  that comprise the index. These contracts obligate the seller to deliver, and the purchaser  to take,  cash to settle the  futures  transaction.  There is no
     delivery  made  of  the   underlying   securities  to  settle  the  futures
     obligation.  Either party may also settle the  transaction by entering into an offsetting contract.

          An  interest  rate  future  obligates  the seller to deliver  (and the purchaser to take) cash or a specified  type of debt security to settle the futures  transaction.  Either  party  could also  enter into an  offsetting contract  to close  out the  position.  Similarly,  a single  stock  future obligates  the  seller to  deliver  (and the  purchaser  to take) cash or a specified equity security to settle the futures  transaction.  Either party could also enter into an  offsetting  contract  to close out the  position.
     Single stock  futures  trade on a very limited  number of  exchanges,  with contracts typically not fungible among the exchanges.

          The Fund can  invest a  portion  of its  assets in  commodity  futures contracts.  Commodity futures may be based upon commodities within five (5)
     main commodity groups:  (1) energy,  which includes crude oil, natural gas, gasoline and heating oil; (2) livestock,  which  includes  cattle and hogs;
     (3) agriculture,  which includes wheat,  corn,  soybeans,  cotton,  coffee, sugar and cocoa; (4) industrial metals,  which includes  aluminum,  copper, lead, nickel,  tin and zinc; and (5) precious metals,  which includes gold, platinum  and silver.  The Fund may  purchase  and sell  commodity  futures contracts,  options  on  futures  contracts  and  options  and  futures  on commodity  indices with respect to these five (5) main commodity groups and the  individual  commodities  within each group,  as well as other types of commodities.

          No money is paid or received by the Fund on the  purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures  commission  merchant
     (the "futures broker").  Initial margin payments will be deposited with the
     Fund's  custodian  bank in an account  registered  in the futures  broker's name.  However,  the futures  broker can gain access to that  account  only under specified conditions. As the future is marked to market (that is, its value on the Fund's  books is  changed)  to  reflect  changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

          At any time prior to expiration  of the future,  the Fund may elect to close out its  position  by taking an  opposite  position,  at which time a final  determination  of variation  margin is made and any additional  cash must be paid by or released to the Fund.  Any loss or gain on the future is then  realized  by the  Fund for tax  purposes.  All  futures  transactions
     (except forward contracts) are effected through a clearinghouse  associated with the exchange on which the contracts are traded.

          Put and Call Options.  The Fund can buy and sell  exchange-traded  and over-the-counter put options ("puts") and call options ("calls"), including index options,  securities options,  currency options,  commodities options and options on futures.

          Writing  Covered  Call  Options.  The Fund may write  (that is,  sell)
     covered  calls on equity and debt  securities,  interest  rate  futures and foreign  currencies.  If the Fund sells a call option,  it must be covered.
     That  means the Fund must own the  security  subject  to the call while the call is outstanding, or, for calls on futures and indices, the call must be covered by  segregating  liquid  assets to enable  the Fund to satisfy  its obligations  if the call is  exercised.  There is no limit on the amount of the Fund's  total  assets  that may be  subject  to covered  calls the Fund writes.

         When  the  Fund  writes  a call on a  security,  it  receives  cash (a premium). The Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise  price  regardless of market price changes during the call period.
     The call period is usually not more than nine months.  The  exercise  price may differ from the market price of the underlying  security.  The Fund has the risk of loss  that the price of the  underlying  security  may  decline during  the call  period.  That risk may be  offset  to some  extent by the premium the Fund  receives.  If the value of the  investment  does not rise above the call price,  it is likely that the call will lapse  without being exercised.  In that  case the Fund  would  keep  the cash  premium  and the investment.

          When the Fund writes a call on an index, it receives cash (a premium).
     If the buyer of the call  exercises it, the Fund will pay an amount of cash equal  to the  difference  between  the  closing  price of the call and the exercise price, multiplied by a specific multiple that determines the total value  of the  call  for each  point  of  difference.  If the  value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being  exercised.  In that case, the Fund would keep the cash premium .

          The Fund's custodian bank, or a securities  depository  acting for the custodian,  will act as the Fund's escrow agent,  through the facilities of the Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has written  calls traded on  exchanges or as to other  acceptable escrow  securities.  In that  way,  no  margin  will be  required  for such transactions.  OCC will release the  securities  on the  expiration  of the option or when the Fund enters into a closing transaction.

          When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government  securities dealer which will  establish  a formula  price at which the Fund will have the  absolute right to repurchase  that OTC option.  The formula price will  generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security  (that is, the option is "in the money").  When the Fund writes an
     OTC option,  it will treat as illiquid (for purposes of its  restriction on holding illiquid  securities) the mark-to-market value of any OTC option it holds,  unless  the  option  is  subject  to a  buy-back  agreement  by the executing broker.

          To terminate  its  obligation  on a call it has written,  the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss,  depending  upon whether the net of the amount of the option transaction costs and the premium received on the call the  Fund  wrote  is more or less  than  the  price  of the  call  the Fund purchases  to close out the  transaction.  The Fund may realize a profit if the call expires  unexercised,  because the Fund will retain the underlying security  and the  premium  it  received  when it wrote the call.  Any such profits are  considered  short-term  capital  gains for federal  income tax purposes, as are the premiums on lapsed calls. When distributed by the Fund they are taxable as ordinary  income.  If the Fund cannot  effect a closing purchase  transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

          The Fund may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract. To do so, at the time the call is written,  the Fund must cover the call by  segregating an  equivalent  dollar  amount of liquid assets as identified on the Fund's books. The Fund will segregate additional liquid assets if the value of the segregated  assets  drops  below 100% of the  current  value of the future.
     Because of this  segregation  requirement,  in no  circumstances  would the
     Fund's receipt of an exercise  notice as to that future require the Fund to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

          Writing Put Options. The Fund can sell put options on debt securities, broadly-based  securities indices,  futures, or foreign currency options. A put option on securities  gives the  purchaser  the right to sell,  and the writer the  obligation  to buy, the  underlying  investment at the exercise price during the option period.  A put written on debt  securities  must be covered by segregated liquid assets and the Fund cannot write puts if, as a result,  more than 50% of the  Fund's net assets  would be  required  to be segregated to cover such put options.

          If the Fund  writes a put,  the put must be covered  by liquid  assets identified on the Fund's books.  The premium the Fund receives from writing a put  represents  a  profit,  as  long  as the  price  of  the  underlying investment  remains  equal  to or  above  the  exercise  price  of the put.
     However,  the Fund also assumes the obligation  during the option period to buy the  underlying  investment  from the buyer of the put at the  exercise price, even if the value of the investment falls below the exercise price.

          If a put the Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction  costs incurred.  If the put is exercised,  the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the  underlying  investment and the premium received minus the sum of the exercise price and any transaction  costs the
     Fund incurred.

          When writing a put option on a security,  to secure its  obligation to pay for the  underlying  security  the Fund will  deposit in escrow  liquid assets  with a value  equal to or greater  than the  exercise  price of the underlying  securities.  The Fund  therefore  forgoes  the  opportunity  of investing the segregated assets or writing calls against those assets.

          As long as the Fund's obligation as the put writer  continues,  it may be assigned an exercise notice by the  broker-dealer  through which the put was  sold.  That  notice  will  require  the Fund to take  delivery  of the underlying  security  and pay the exercise  price.  The Fund has no control over when it may be required to purchase the underlying security,  since it may be assigned an exercise  notice at any time prior to the termination of its obligation as the writer of the put. That  obligation  terminates  upon expiration  of the put.  It may also  terminate  if,  before it receives an exercise  notice,  the Fund  effects  a  closing  purchase  transaction  by purchasing  a put of the same  series  as it  sold.  Once the Fund has been
     assigned  an  exercise   notice,   it  cannot  effect  a  closing  purchase
     transaction.

          The Fund may  decide  to  effect a  closing  purchase  transaction  to realize a profit on an outstanding  put option it has written or to prevent the  underlying  security  from being  put.  Effecting  a closing  purchase transaction  will also  permit the Fund to write  another put option on the security,  or to sell the security  and use the proceeds  from the sale for other  investments.  The Fund will  realize a profit or loss from a closing purchase  transaction  depending on whether the cost of the  transaction is less or more than the premium  received  from  writing the put option.  Any profits from  writing  puts are  considered  short-term  capital  gains for federal tax  purposes,  and when  distributed  by the Fund,  are taxable as ordinary income.

          Purchasing  Puts and Calls.  The Fund can  purchase  puts and calls on debt securities,  foreign currencies or futures.  When the Fund buys a call
     (other than in a closing purchase transaction), it pays a premium. The Fund then has the  right to buy the  underlying  investment  from a seller  of a corresponding call on the same investment during the call period at a fixed exercise price.

          The Fund  benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the  transaction  costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or  sell  it  (whether  or not at a  profit),  the  call  will  become worthless at its expiration  date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

          The  Fund  can  buy  puts  whether  or  not  it  owns  the  underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices,  has the right to sell the  underlying  investment to a seller of a put on a  corresponding  investment  during the put period at a fixed exercise price.

          Buying a put on an investment  the Fund does not own (such as an index or a  future)  permits  the Fund  either  to  resell  the put or to buy the underlying  investment and sell it at the exercise price.  The resale price will vary  inversely  to the  price of the  underlying  investment.  If the market price of the underlying  investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

          Buying a put on  securities  or futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying  investment below the exercise price by selling the underlying  investment at the exercise price to a seller of a corresponding put. If the market price of the underlying  investment is equal to or above the exercise  price and, as a result,  the put is not  exercised or resold, the put will become worthless at its expiration date. In that case the Fund will  have  paid the  premium  but lost  the  right to sell the  underlying investment.  However,  the Fund may sell the put  prior to its  expiration.
     That sale may or may not be at a profit.

          When the Fund purchases a call or put on an index or future, it pays a premium,  but  settlement  is in  cash  rather  than  by  delivery  of  the underlying  investment to the Fund.  Gain or loss depends on changes in the index in question  (and thus on price  movements in the  securities  market generally)  rather than on price  movements  in  individual  securities  or futures contracts.

          The Fund may buy a call or put only if, after the purchase,  the value of all call and put  options  held by the Fund  will not  exceed  5% of the
     Fund's total assets.

          Buying and Selling Options on Foreign Currencies. The Fund can buy and
     sell calls and puts on foreign currencies. They include puts and calls that trade on a securities or  commodities  exchange or in the  over-the-counter markets or are quoted by major recognized dealers in such options. The Fund could use these  calls and puts to try to protect  against  declines in the dollar  value of foreign  securities  and  increases  in the dollar cost of foreign securities the Fund wants to acquire.

          If the  Manager  anticipates  a rise in the dollar  value of a foreign currency in which securities to be acquired are denominated,  the increased cost of those  securities  may be partially  offset by purchasing  calls or writing puts on that foreign currency. If the Manager anticipates a decline in the dollar value of a foreign currency,  the decline in the dollar value of portfolio  securities  denominated  in that currency  might be partially offset  by  writing  calls or  purchasing  puts on that  foreign  currency.
     However,  the currency rates could fluctuate in a direction  adverse to the
     Fund's  position.  The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

          A call the Fund writes on a foreign  currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate  right to acquire that foreign  currency  without  additional cash  consideration (or it can do so for additional cash consideration held in a segregated  account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

          The Fund could  write a call on a foreign  currency to provide a hedge against a decline in the U.S.  dollar  value of a  security  which the Fund owns or has the right to acquire and which is  denominated  in the currency underlying  the  option.  That  decline  might be one that occurs due to an expected  adverse  change  in  the  exchange  rate.  This  is  known  as  a
     "cross-hedging"  strategy.  In those  circumstances,  the Fund  covers  the option by maintaining  cash,  U.S.  government  securities or other liquid, high grade debt  securities in an amount equal to the exercise price of the option, in a segregated account with the Fund's custodian bank.

          Risks  of  Hedging  with  Options  and  Futures.  The  use of  hedging instruments requires special skills and knowledge of investment  techniques that are different than what is required for normal  portfolio  management.
     If the Manager uses a hedging instrument at the wrong time or judges market conditions  incorrectly,  hedging  strategies may reduce the Fund's return.
     The Fund could also  experience  losses if the  prices of its  futures  and options positions were not correlated with its other investments.

          The Fund's option activities could affect its portfolio  turnover rate and brokerage commissions.  The exercise of calls written by the Fund might cause the Fund to sell related  portfolio  securities,  thus increasing its turnover  rate.  The exercise by the Fund of puts on securities  will cause the sale of underlying investments, increasing portfolio turnover. Although the  decision  whether  to  exercise  a put it holds is within  the  Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put.

          The Fund could pay a brokerage  commission each time it buys a call or put,  sells a call or put,  or buys or sells an  underlying  investment  in connection with the exercise of a call or put. Those  commissions  could be higher on a relative  basis than the  commissions  for direct  purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying  investments.  Consequently, put and call options offer large amounts of leverage.  The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

          If a covered call  written by the Fund is  exercised on an  investment that  has  increased  in  value,  the  Fund  will be  required  to sell the investment at the call price.  It will not be able to realize any profit if the investment has increased in value above the call price.

          An option  position  may be closed out only on a market that  provides secondary trading for options of the same series, and there is no assurance that a liquid  secondary market will exist for any particular  option.  The
     Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

          There  is a  risk  in  using  short  hedging  by  selling  futures  or purchasing puts on  broadly-based  indices or futures to attempt to protect against declines in the value of the Fund's portfolio securities.  The risk is that the prices of the futures or the  applicable  index will  correlate imperfectly with the behavior of the cash prices of the Fund's  securities.
     For  example,  it  is  possible  that  while  the  Fund  has  used  hedging instruments  in a short hedge,  the market may advance and the value of the securities held in the Fund's  portfolio  might decline.  If that occurred, the Fund would lose money on the hedging  instruments and also experience a decline in the value of its portfolio securities. However, while this could occur for a very  brief  period or to a very  small  degree,  over time the value of a  diversified  portfolio of  securities  will tend to move in the same direction as the indices upon which the hedging instruments are based.

          The risk of imperfect  correlation increases as the composition of the
     Fund's  portfolio  diverges from the securities  included in the applicable index.  To  compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being hedged and movements in the price of the hedging  instruments,  the Fund might use hedging  instruments  in a greater dollar amount than the dollar amount of portfolio  securities being hedged.  It might do so if the  historical  volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

          The ordinary  spreads  between prices in the cash and futures  markets are  subject  to  distortions,  due to  differences  in the nature of those markets.  First,  all  participants  in the  futures  market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements,  investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.  Second,  the liquidity of the futures market depends on participants  entering into offsetting  transactions rather than making or taking  delivery.  To the extent  participants  decide to make or take  delivery,  liquidity  in the futures  market  could be reduced,  thus producing  distortion.  Third,  from the point of view of speculators,  the deposit  requirements  in the futures  market are less  onerous than margin requirements in the securities markets. Therefore,  increased participation by speculators in the futures market may cause temporary price distortions.

          The Fund can use hedging  instruments  to  establish a position in the securities markets as a temporary substitute for the purchase of individual securities  (long  hedging) by buying futures and/or calls on such futures, broadly-based  indices or on securities.  It is possible that when the Fund does so the market might decline.  If the Fund then concludes not to invest in securities  because of concerns that the market might decline further or for other reasons,  the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

          Forward  Contracts.  Forward  contracts are foreign currency  exchange contracts.  They  are  used  to buy or sell  foreign  currency  for  future delivery  at a fixed  price.  The Fund  can use them to "lock  in" the U.S.
     dollar price of a security  denominated in a foreign currency that the Fund has bought or sold, or to protect  against  possible losses from changes in the relative  values of the U.S.  dollar and a foreign  currency.  The Fund limits its exposure in foreign currency exchange  contracts in a particular foreign  currency to the amount of its assets  denominated in that currency or a  closely-correlated  currency.  The Fund can also use  "cross-hedging"
     where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

          Under a forward  contract,  one party agrees to purchase,  and another party agrees to sell, a specific  currency at a future date.  That date may be any fixed  number of days from the date of the  contract  agreed upon by the  parties.  The  transaction  price is set at the time the  contract  is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial  banks) and their customers.

          The Fund may use forward  contracts to protect against  uncertainty in the level of future exchange rates.  The use of forward  contracts does not eliminate  the  risk  of  fluctuations  in the  prices  of  the  underlying securities  the Fund owns or intends to acquire,  but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged  currency,  at the same time they limit any potential gain if the value of the hedged currency increases.

          When the Fund  enters  into a contract  for the  purchase or sale of a security  denominated  in  a  foreign  currency,  or  when  it  anticipates receiving dividend payments in a foreign currency, the Fund might desire to
     "lock-in"  the  U.S.  dollar  price  of the  security  or the  U.S.  dollar equivalent of the dividend payments.  To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying  transaction,  in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction  hedge  will  protect  the Fund  against a loss from an adverse change in the currency exchange rates during the period between the date on which  the  security  is  purchased  or sold or on  which  the  payment  is declared, and the date on which the payments are made or received.

          The Fund could also use forward  contracts to lock in the U.S.  dollar value of portfolio  positions.  This is called a "position hedge." When the
     Fund believes  that foreign  currency  might suffer a  substantial  decline against the U.S. dollar,  it could enter into a forward contract to sell an amount of that foreign currency  approximating  the value of some or all of the Fund's portfolio securities denominated in that foreign currency.  When the Fund believes that the U.S.  dollar might suffer a substantial  decline against a foreign  currency,  it could enter into a forward contract to buy that foreign  currency for a fixed dollar amount.  Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency for a fixed U.S.  dollar amount if the Fund  believes that the U.S.  dollar value of the foreign  currency to be sold pursuant to its forward  contract will fall  whenever  there is a  decline  in the U.S.  dollar  value of the currency in which portfolio securities of the Fund are denominated. That is referred to as a "cross hedge."

          The Fund will cover its short  positions in these cases by identifying on its books  assets  having a value equal to the  aggregate  amount of the
     Fund's  commitment  under forward  contracts.  The Fund will not enter into forward  contracts  or  maintain a net  exposure to such  contracts  if the consummation  of the contracts would obligate the Fund to deliver an amount of  foreign  currency  in  excess  of the  value  of the  Fund's  portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

          However,  to avoid excess transactions and transaction costs, the Fund may maintain a net exposure to forward  contracts in excess of the value of the Fund's  portfolio  securities  or other assets  denominated  in foreign
     currencies  if  the  excess  amount  is  "covered"  by  liquid   securities
     denominated in any currency.  The cover must be at least equal at all times to the amount of that excess.  As one alternative,  the Fund may purchase a call option  permitting the Fund to purchase the amount of foreign currency being  hedged  by a forward  sale  contract  at a price no higher  than the forward contract price. As another alternative, the Fund may purchase a put option  permitting the Fund to sell the amount of foreign  currency subject to a  forward  purchase  contract  at a price  as high or  higher  than the forward contact price.

          The precise  matching of the amounts under  forward  contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements  between the date the forward contract is entered  into and the date it is sold.  In some  cases  the  Manager  might decide to sell the  security  and  deliver  foreign  currency to settle the original purchase  obligation.  If the market value of the security is less than the amount of foreign  currency the Fund is obligated to deliver,  the
     Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security  trade.  If the market value of the security  instead  exceeds  the  amount  of  foreign  currency  the Fund is obligated  to deliver  to settle the trade,  the Fund might have to sell on the spot market some of the foreign currency  received upon the sale of the security.  There will be additional transaction costs on the spot market in those cases.

          The projection of short-term  currency  market  movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly  uncertain.  Forward  contracts  involve  the risk that  anticipated currency  movements will not be accurately  predicted,  causing the Fund to sustain losses on these contracts and to pay additional transactions costs.
     The use of  forward  contracts  in this  manner  might  reduce  the  Fund's performance  if there are  unanticipated  changes in  currency  prices to a greater degree than if the Fund had not entered into such contracts.

          At or before the maturity of a forward contract  requiring the Fund to sell a currency,  the Fund might sell a portfolio security and use the sale proceeds to make  delivery of the  currency.  In the  alternative  the Fund might retain the security and offset its contractual  obligation to deliver the currency by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the currency that it is  obligated  to  deliver.  Similarly,  the Fund might close out a forward contract  requiring it to purchase a specified currency by entering into a second  contract  entitling  it to sell the same  amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result  of  entering  into such an  offsetting  forward contract  under  either  circumstance.  The gain or loss will depend on the extent to which the exchange rate or rates between the currencies  involved moved  between the  execution  dates of the first  contract and  offsetting contract.

          The costs to the Fund of  engaging  in forward  contracts  varies with factors such as the currencies involved,  the length of the contract period and the market  conditions then prevailing.  Because forward  contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved.  Because these  contracts are not traded on an exchange,  the
     Fund must  evaluate  the credit and  performance  risk of the  counterparty under each forward contract.

          Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert  its  holdings of foreign  currencies  into U.S.
     dollars on a daily basis.  The Fund may convert foreign  currency from time to time, and will incur costs in doing so. Foreign  exchange dealers do not charge a fee for conversion,  but they do seek to realize a profit based on the  difference  between  the  prices  at which  they buy and sell  various currencies.  Thus, a dealer  might offer to sell a foreign  currency to the
     Fund at one rate,  while  offering a lesser  rate of  exchange  if the Fund desires to resell that currency to the dealer.

          Interest Rate Swap Transactions. The Fund can enter into interest rate swap  agreements.  In an interest  rate swap,  the Fund and  another  party exchange  their right to receive or their  obligation  to pay interest on a security.  For example,  they might swap the right to receive floating rate payments for fixed rate  payments.  The Fund will not enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will identify on its books liquid assets (such as cash or U.S. government  securities) to cover any  amounts it could owe under  swaps that  exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

          Swap agreements  entail both interest rate risk and credit risk. There is a risk that,  based on  movements of interest  rates in the future,  the payments made by the Fund under a swap  agreement  will be greater than the payments it  received.  Credit risk  arises from the  possibility  that the counterparty will default.  If the counterparty  defaults,  the Fund's loss will consist of the net amount of  contractual  interest  payments that the
     Fund has not yet received. The Manager will monitor the creditworthiness of counterparties  to the Fund's interest rate swap transactions on an ongoing basis.

          The Fund can enter into swap transactions with certain  counterparties pursuant to master netting agreements.  A master netting agreement provides that all  swaps  done  between  the Fund  and  that  counterparty  shall be regarded  as parts of an  integral  agreement.  If amounts are payable on a particular  date in the  same  currency  in  respect  of one or  more  swap transactions, the amount payable on that date in that currency shall be the net amount.  In addition,  the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate all of the swaps with that  party.  Under  these  agreements,  if a default results in a loss to one party,  the  measure  of that  party's  damages is calculated by reference to the average cost of a replacement  swap for each swap.  It is  measured  by the  mark-to-market  value  at the  time  of the termination  of each  swap.  The  gains  and  losses  on all swaps are then netted, and the result is the  counterparty's  gain or loss on termination.
     The  termination  of all  swaps  and the  netting  of gains  and  losses on termination is generally referred to as "aggregation."

          o  Swaption   Transactions.   The  Fund  may  enter  into  a  swaption
     transaction,  which is a contract  that  grants the  holder,  in return for payment of the purchase price (the "premium") of the option, the right, but not the  obligation,  to enter into an interest  rate swap at a preset rate within a specified  period of time,  with the writer of the  contract.  The writer  of the  contract  receives  the  premium  and  bears  the  risk  of unfavorable  changes in the preset  rate on the  underlying  interest  rate swap.  Unrealized  gains/losses  on swaptions  are  reflected in investment assets and  investment  liabilities  in the Fund's  statement  of financial condition.

          o Regulatory Aspects of Hedging  Instruments.  The Commodities Futures
     Trading Commission (the "CFTC") recently eliminated  limitations on futures trading by  certain  regulated  entities  including  registered  investment companies and consequently  registered  investment  companies may engage in unlimited  futures  transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator.  The Fund has  claimed  such an  exclusion  from  registration  as a  commodity  pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging  purposes to the extent  consistent with its investment objective,  internal risk management guidelines adopted by the  Fund's  investment  advisor  (as they may be  amended  from time to time),  and as  otherwise  set  forth  in the  Fund's  prospectus  or  this statement of additional information.

          Transactions  in  options  by the  Fund  are  subject  to  limitations established by the option exchanges. The exchanges limit the maximum number of options  that may be written  or held by a single  investor  or group of investors  acting in concert.  Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different  exchanges or through one or more brokers.  Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other  investment  companies  having the same adviser as the Fund
     (or an adviser that is an affiliate of the Fund's  adviser).  The exchanges also impose position limits on futures transactions.  An exchange may order the  liquidation of positions  found to be in violation of those limits and may impose certain other sanctions.

          Under the Investment Company Act, when the Fund purchases a future, it must maintain cash or readily marketable  short-term debt instruments in an amount equal to the market value of the  securities  underlying the future, less the margin deposit applicable to it.

          Tax Aspects of Certain Hedging  Instruments.  Certain foreign currency exchange  contracts  in which the Fund may invest are  treated as  "Section
     1256  contracts"  under the Internal  Revenue  Code.  In general,  gains or losses  relating  to  Section  1256  contracts  are  characterized  as  60%
     long-term  and 40%  short-term  capital  gains or  losses  under  the Code.
     However,  foreign  currency  gains or  losses  arising  from  Section  1256 contracts  that are  forward  contracts  generally  are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are  "marked-to-market,"  and unrealized  gains or losses are treated as though they were realized.  These  contracts also may be  marked-to-market  for purposes of determining the excise tax applicable to investment  company  distributions  and for other  purposes  under rules prescribed  pursuant to the Internal  Revenue Code. An election can be made
     by  the  Fund  to  exempt  those  transactions  from  this   mark-to-market
     treatment.

          Certain  forward   contracts  the  Fund  enters  into  may  result  in
     "straddles" for federal income tax purposes.  The straddle rules may affect the  character  and timing of gains (or losses)  recognized  by the Fund on straddle  positions.  Generally,  a loss sustained on the  disposition of a position  making up a straddle is allowed  only to the extent that the loss exceeds any  unrecognized  gain in the offsetting  positions  making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

                    Under the Internal  Revenue  Code,  the  following  gains or losses are treated as ordinary income or loss:

                    (1) gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues  interest
                    or  other   receivables   or  accrues   expenses   or  other
                    liabilities  denominated in a foreign  currency and the time the Fund  actually  collects such  receivables  or pays such liabilities, and

                    (2)  gains or losses  attributable  to  fluctuations  in the value of a foreign  currency between the date of acquisition of a debt  security  denominated  in a foreign  currency  or
                    foreign   currency   forward   contracts  and  the  date  of
                    disposition.

          Currency  gains and losses are offset  against market gains and losses on each trade before determining a net "Section 988" gain or loss under the
     Internal  Revenue  Code for that trade,  which may increase or decrease the amount of the Fund's  investment  income  available for distribution to its shareholders.

          Temporary  Defensive and Interim  Investments.  When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Fund can invest in a variety of debt securities for defensive  purposes.  The Fund  can  also  purchase  these  securities  for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while  waiting to reinvest  cash received from the sale of other portfolio  securities.  The  Fund's  temporary  defensive  investments  can include  the  following  short-term  (maturing  in one (1)  year  or  less)
     dollar-denominated debt obligations:

                    o obligations  issued or guaranteed by the U. S.  government or its instrumentalities or agencies,

                    o commercial paper (short-term,  unsecured promissory notes)
                    rated  in the  highest  rating  category  by an  established rating organization,

                    o debt obligations of domestic or foreign  corporate issuers rated  "Baa" or  higher  by  Moody's  or "BBB" or  higher by
                    Standard & Poor's,

                    o certificates of deposit and bankers' acceptances and other bank obligations, and

                    o repurchase agreements.

          Short-term debt securities would normally be selected for defensive or cash management  purposes because they can normally be disposed of quickly, are not generally  subject to significant  fluctuations  in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

          What  Are  "Fundamental  Policies?"  Fundamental  policies  are  those policies  that the Fund has adopted to govern its  investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting securities.  Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

                    o 67% or more of the shares  present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding  shares are present or represented by proxy,
                    or

                    o more than 50% of the outstanding shares.

          The Fund's  investment  objectives  are a  fundamental  policy.  Other policies  described  in the  Prospectus  or this  Statement  of  Additional
     Information  are  "fundamental"  only if they are  identified as such.  The
     Fund's  Board of  Trustees  can  change  non-fundamental  policies  without shareholder approval.  However,  significant changes to investment policies will be  described  in  supplements  or updates to the  Prospectus  or this
     Statement  of  Additional  Information,  as  appropriate.  The Fund's  most significant investment policies are described in the Prospectus.

          Does the Fund Have  Additional  Fundamental  Policies?  The  following investment restrictions are fundamental policies of the Fund.

                    o The Fund cannot buy securities issued or guaranteed by any one  issuer  if more than 5% of its  total  assets  would be invested  in  securities  of that issuer or if it would then own more than 10% of that issuer's voting  securities.  That restriction  applies to 75% of the Fund's total assets.  The limit  does  not  apply  to  securities  issued  by the U.S.
                    government  or any of its agencies or  instrumentalities  or securities of other investment companies.

                    o The Fund cannot  invest 25% or more of its total assets in any one  industry.  That limit does not apply to  securities issued or guaranteed by the U.S.  government or its agencies and  instrumentalities.  Under this  policy,  utilities  are divided into  "industries"  according  to the services  they provide (for example,  gas, gas  transmission,  electric and telephone  utilities  will be  considered  to be in separate industries).

          The Fund cannot  borrow money in excess of 33-1/3% of the value of its total  assets.  The Fund may  only  borrow  from  banks  and/or  affiliated investment companies.  The Fund cannot make any investment at a time during which its borrowings exceed 5% of the value of its assets.  With respect to this  fundamental  policy,  the Fund can borrow only if it maintains a 300%
     ratio of assets to  borrowings  at all times in the manner set forth in the
     Investment Company Act.

                    o The Fund cannot make loans  except (a) through  lending of securities,  (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) through an inter-fund lending program with other affiliated funds, and (d) through repurchase agreements.

                    o The Fund cannot invest in real estate.  However,  the Fund can  purchase  debt  securities  secured  by real  estate or interests in real estate, or issued by companies,  including real estate investment trusts, that invest in real estate or interests in real estate.

                    o  The  Fund  cannot  invest  in  commodities  or  commodity contracts.  However,  the  Fund  may buy and sell any of the
                    hedging  instruments   permitted  by  its  other  investment
                    policies,   whether  or  not  the  hedging   instrument   is
                    considered a commodity or commodity contract.

                    o The Fund  cannot  underwrite  securities  issued  by other persons. A permitted exception is in case it is deemed to be an  underwriter  under  the  Securities  Act  of  1933  when reselling any securities held in its own portfolio.

                    o The Fund cannot issue "senior  securities",  but this does not prohibit certain investment  activities for which assets of  the  Fund  are  designated  as  segregated,  or  margin, collateral or escrow arrangements are established,  to cover
                    the  related  obligations.   Examples  of  those  activities
                    include  borrowing money,  delayed-delivery  and when-issued arrangements  for  portfolio  securities  transactions,  and contracts to buy or sell derivatives,  hedging  instruments, options or futures.

          Unless the  Prospectus  or this  Statement of  Additional  Information states  that a  percentage  restriction  applies  on an ongoing  basis,  it applies only at the time the Fund makes an  investment  (except in the case of borrowing and  investments  in illiquid  securities).  The Fund need not sell  securities  to  meet  the  percentage  limits  if  the  value  of the investment increases in proportion to the size of the Fund.

          For purposes of the Fund's policy not to concentrate its  investments, the Fund has adopted the industry  classifications  set forth in Appendix B to this  Statement of  Additional  Information.  That is not a  fundamental policy.

How the Fund is Managed

                    Organization   and   History.   The  Fund  is  an  open-end,
                    diversified  management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was  originally  incorporated  in  Maryland  in 1978 but was reorganized as a Massachusetts business trust in 1986.

          The Fund is governed by a Board of Trustees,  which is responsible for protecting  the  interests of  shareholders  under  Massachusetts  law. The
     Trustees  meet  periodically  throughout  the year to  oversee  the  Fund's activities, review its performance, and review the actions of the Manager.

                    |X| Classes of Shares. The Trustees are authorized,  without
                    shareholder  approval,  to create new series and  classes of shares.  The Trustees may reclassify  unissued shares of the
                    Fund  into  additional  series or  classes  of  shares.  The
                    Trustees  also may divide or  combine  the shares of a class into a greater or lesser number of shares  without  changing the  proportionate  beneficial  interest of a shareholder in the Fund.  Shares do not have  cumulative  voting  rights or preemptive or  subscription  rights.  Shares may be voted in person or by proxy at shareholder meetings.

          The Fund currently has five classes of shares: Class A, Class B, Class
     C,  Class  N and  Class  Y.  All  classes  invest  in the  same  investment portfolio.  Only retirement plans may purchase Class N shares. Only certain institutional investors may elect to purchase Class Y shares. Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate voting rights on matters in which interests of one class are different from interests of another class, and
o        votes as a class on matters that affect that class alone.

          Shares are freely  transferable,  and each share of each class has one vote at shareholder meetings,  with fractional shares voting proportionally on matters  submitted to the vote of  shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

                    Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders,  but may do so from time to time on important  matters or when required to do so by the  Investment  Company  Act or  other  applicable  law.
                    Shareholders  have the right,  upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the
                    Fund's Declaration of Trust.

          The  Trustees  will  call a  meeting  of  shareholders  to vote on the removal of a Trustee upon the written  request of the record holders of 10%
     of its outstanding  shares. If the Trustees receive a request from at least
     10  shareholders   stating  that  they  wish  to  communicate   with  other
     shareholders  to request a meeting to remove a Trustee,  the Trustees  will then either make the Fund's shareholder list available to the applicants or mail  their  communication  to all other  shareholders  at the  applicants'
     expense.  The shareholders  making the request must have been  shareholders for at least six months and must hold  shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's  outstanding  shares. The
     Trustees may also take other action as permitted by the Investment  Company
     Act.

          Shareholder  and Trustee  Liability.  The Fund's  Declaration of Trust
     contains an express  disclaimer of shareholder or Trustee liability for the
     Fund's obligations.  It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder  held personally liable for its obligations.  The Declaration of Trust also states that upon request,  the Fund  shall  assume the  defense of any claim made  against a shareholder  for any act or  obligation  of the Fund and shall  satisfy any judgment  on that  claim.  Massachusetts  law  permits a  shareholder  of a business  trust  (such  as the  Fund)  to be held  personally  liable  as a
     "partner"  under  certain  circumstances.  However,  the  risk  that a Fund shareholder will incur financial loss from being held liable as a "partner"
     of the Fund is limited to the relatively remote  circumstances in which the
     Fund would be unable to meet its obligations.

          The  Fund's  contractual  arrangements  state  that any  person  doing business with the Fund (and each  shareholder of the Fund) agrees under its
     Declaration  of  Trust  to  look  solely  to the  assets  of the  Fund  for satisfaction of any claim or demand that may arise out of any dealings with the Fund.  Additionally,  the Trustees shall have no personal  liability to any such person, to the extent permitted by law.

                    Board of  Trustees  and  Oversight  Committees.  The Fund is
                    governed by a Board of Trustees,  which is  responsible  for protecting the interests of shareholders under Massachusetts law. The Trustees meet  periodically  throughout the year to oversee the Fund's activities,  review its performance,  and review the actions of the Manager.

          The Board of Trustees has an Audit Committee, a Review Committee and a
     Governance   Committee.   The  Audit  Committee  is  comprised   solely  of
     Independent  Trustees.  The  members of the Audit  Committee  are Edward L.
     Cameron  (Chairman),  William L. Armstrong,  and George C. Bowen. The Audit
     Committee held six meetings during the fiscal year ended June 30, 2004. The
     Audit  Committee  furnishes  the Board with  recommendations  regarding the selection of the Fund's independent  auditors.  Other main functions of the
     Audit  Committee  include,  but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged;  (ii)
     reviewing reports from the Fund's independent auditors regarding the Fund's internal accounting procedures and controls;  (iii) review reports from the
     Manager's  Internal Audit  Department;  (iv) maintaining a separate line of communication  between the Fund's independent  auditors and its Independent
     Trustees;  and (v)  exercise  all  other  functions  outlined  in the Audit
     Committee Charter,  including but not limited to reviewing the independence of the Fund's independent  auditors and the pre-approval of the performance by the Fund's independent auditors of any non-audit service,  including tax service, for the Fund that is not prohibited by the Sarbanes-Oxley Act.

          The Audit Committee's  functions include selecting and nominating,  to the full Board,  nominees  for  election as  Trustees,  and  selecting  and nominating  Independent Trustees for election. The Audit Committee may, but need not,  consider  the advice and  recommendation  of the Manager and its affiliates in selecting nominees. The full Board elects new trustees except for those instances when a shareholder vote is required.

          To  date,  the  Committee  has  been  able to  identify  from  its own
     resources   an  ample   number  of   qualified   candidates.   Nonetheless,
     shareholders  may submit names of individuals,  accompanied by complete and properly  supported  resumes,  for the Audit  Committee's  consideration by mailing  such  information  to the  Committee  in  care  of the  Fund.  The
     Committee  may  consider  such persons at such time as it meets to consider possible  nominees.  The Committee,  however,  reserves sole  discretion to determine the candidates to present to the Board and/or  shareholders  when it meets for the purpose of considering potential nominees.

          The  members of the Review  Committee  are Jon S.  Fossel  (Chairman),
     Robert G. Avis,  Sam  Freedman,  and F.  William  Marshall,  Jr. The Review
     Committee  held six  meetings  during the fiscal year ended June 30,  2004.
     Among  other  functions,  the Review  Committee  reviews  reports and makes recommendations  to the  Board  concerning  the  fees  paid  to the  Fund's transfer agent and the services provided to the Fund by the transfer agent.
     The Review  Committee also reviews the Fund's  investment  performance  and policies  and  procedures  adopted  by the Fund to comply  with  Investment
     Company Act and other applicable law.

          The members of the Governance  Committee are Robert Malone (Chairman),
     William  Armstrong,  Beverly  Hamilton  and F.  William  Marshall,  Jr. The
     Governance  Committee was  established  in August 2004 and did not hold any meetings  during the Fund's fiscal year ended June 30, 2004. The Governance
     Committee is expected to review general governance matters.

                    Trustees  and Officers of the Fund.  Except for Mr.  Murphy,
                    each of the Trustees are  "Independent  Trustees"  under the
                    Investment   Company  Act.  Mr.  Murphy  is  an  "Interested
                    Trustee,"  because  he is  affiliated  with the  Manager  by virtue of his  positions  as an officer and  director of the
                    Manager,  and as a shareholder  of its parent  company.  Mr.
                    Murphy  was  elected  as a  Trustee  of the  Fund  with  the understanding  that in the  event he  ceases to be the chief executive  officer  of the  Manager,  he  will  resign  as a trustee  of the Fund and the other  Board II Funds  (defined below) for which he is a trustee or director.

          The Fund's  Trustees and officers  and their  positions  held with the
     Fund  and  length  of  service  in such  position(s)  and  their  principal occupations and business affiliations during the past five years are listed in the chart below.  The  information  for the Trustees  also  includes the dollar range of shares of the Fund as well as the aggregate dollar range of shares  beneficially  owned in any of the Oppenheimer funds overseen by the
     Trustees.  All of the  Trustees  are  also  trustees  or  directors  of the following  Oppenheimer  funds (except for Ms. Hamilton and Mr. Malone,  who are not Trustees of Oppenheimer  Senior Floating Rate Fund) (referred to as
     "Board II Funds"):

Oppenheimer Cash Reserves           Oppenheimer Principal Protected Trust III
Oppenheimer Champion Income Fund    Oppenheimer Real Asset Fund
Oppenheimer Capital Income Fund     Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.       Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund         Oppenheimer Variable Account Funds
Oppenheimer International
       Bond Fund                    Panorama Series Fund, Inc.
Oppenheimer Integrity Funds
Oppenheimer Limited-Term
       Government Fund
Oppenheimer Main Street Funds, Inc.  Centennial America Fund, L. P.
Oppenheimer Main Street
       Opportunity Fund              Centennial California Tax Exempt Trust
Oppenheimer Main Street
       Small Cap Fund                Centennial Government Trust
Oppenheimer Municipal Fund           Centennial Money Market Trust
Oppenheimer Principal
         Protected Trust             Centennial New York Tax Exempt Trust
Oppenheimer Principal
        Protected Trust II           Centennial Tax Exempt Trust

          Present or former  officers,  directors,  trustees and employees  (and
     their  immediate   family  members)  of  the  Fund,  the  Manager  and  its
     affiliates,  and retirement  plans  established by them for their employees are  permitted  to  purchase  Class A  shares  of the  Fund  and the  other
     Oppenheimer  funds at net  asset  value  without  sales  charge.  The sales charges on Class A shares is waived for that group because of the economies of sales efforts realized by the Distributor.

          Messrs. Murphy,  Kourkoulakos,  Petersen, Pisapia, Vandehey, Vottiero,
     Wixted and Zack, and Mses. Bloomberg, Ives and Lee, who are officers of the
     Fund,  respectively  hold the same  offices  with one or more of the  other
     Board II  Funds as with the  Fund.  As of July 30,  2004 the  Trustees  and officers of the Fund, as a group, owned of record or beneficially less than
     1% of each class of shares of the Fund.  The foregoing  statement  does not reflect  ownership of shares held of record by an employee benefit plan for employees of the Manager,  other than the shares  beneficially  owned under that plan by the  officers  of the Fund listed  above.  In  addition,  each
     Independent  Trustee  (and  their  immediate  family  members)  do not  own securities  of either the Manager or  Distributor  of the Board II Funds or any person  directly  or  indirectly  controlling,  controlled  by or under common control with the Manager or Distributor.

---------------------------------------------------------------------------------------------------------------------------
                                                   Independent Trustees
---------------------------------------------------------------------------------------------------------------------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Name,                          Principal Occupation(s) During Past 5 Years;                Dollar Range       Aggregate

                                                                                                            Dollar Range
                                                                                                              Of Shares

                                                                                                            Beneficially
                                                                                                           Owned in Any

                                                                                           of Shares       of the

Position(s) Held with Fund,    Other Trusteeships/Directorships Held by Trustee ;          Beneficially    Oppenheimer
Length of Service,             Number of Portfolios in Fund Complex Currently Overseen     Owned in the    Funds Overseen
Age                            by Trustee                                                  Fund            by Trustee

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------------------------

                                                                                               As of December 31, 2003

------------------------------ ----------------------------------------------------------- --------------------------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

William L. Armstrong,          Chairman  of  the  following   private   mortgage  banking  $0              Over $100,000
Chairman of the Board since    companies:  Cherry Creek  Mortgage  Company  (since 1991),
2003 and Trustee since 1999    Centennial  State Mortgage  Company  (since 1994),  The El
Age: 67                        Paso Mortgage  Company (since 1993),  Transland  Financial
                               Services,  Inc.  (since  1997);  Chairman of the following private  companies:  Great Frontier  Insurance  (insurance agency) (since 1995),  Ambassador  Media  Corporation  and
                               Broadway   Ventures   (since  1984);  a  director  of  the
                               following public  companies:  Helmerich & Payne, Inc. (oil and gas  drilling/production  company)  (since  1992)  and
                               UNUMProvident   (insurance   company)  (since  1991).  Mr.
                               Armstrong  is also a  Director/Trustee  of Campus  Crusade
                               for  Christ  and  the  Bradley   Foundation.   Formerly  a
                               director of the following:  Storage Technology Corporation
                               (a    publicly-held     computer     equipment    company)
                               (1991-February    2003),    and    International    Family
                               Entertainment  (television channel) (1992-1997),  Frontier
                               Real  Estate,  Inc.  (residential  real estate  brokerage)
                               (1994-1999),  and Frontier Title (title insurance  agency)
                               (1995-June  1999); a U.S.  Senator  (January  1979-January
                               1991).  Oversees  38  portfolios  in the  OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Robert G. Avis,                Formerly,  Director and President of A.G. Edwards Capital,  $0              Over $100,000
Trustee since 1990             Inc.  (General  Partner of private  equity  funds)  (until
Age: 72                        February  2001);  Chairman,  President and Chief Executive
                               Officer of A.G. Edwards Capital,  Inc. (until March 2000);
                               Vice Chairman and Director of A.G. Edwards,  Inc. and Vice
                               Chairman  of A.G.  Edwards  & Sons,  Inc.  (its  brokerage company  subsidiary) (until March 1999);  Chairman of A.G.
                               Edwards   Trust  Company  and  A.G.E.   Asset   Management
                               (investment  advisor)  (until March 1999);  and a Director
                               (until  March  2000)  of  A.G.  Edwards  & Sons  and  A.G.
                               Edwards  Trust  Company.  Oversees  38  portfolios  in the
                               OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

George C. Bowen,               Formerly  Assistant  Secretary  and a  director  (December  $10,001 -       Over $100,000
Trustee since 1998             1991-April    1999)   of   Centennial   Asset   Management  $50,000
Age: 67                        Corporation;  President,  Treasurer  and a director  (June
                               1989-April 1999) of Centennial Capital Corporation;  Chief
                               Executive Officer and a director of MultiSource  Services,
                               Inc. (March 1996-April  1999).  Until April 1999 Mr. Bowen
                               held  several   positions  in   subsidiary  or  affiliated
                               companies of the Manager.  Oversees 38  portfolios  in the
                               OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Edward L. Cameron,             A  member  of The  Life  Guard  of  Mount  Vernon,  George  $10,001 -       $50,001 -
Trustee since 2000             Washington's  home (since June  2000).  Formerly  Director  $50,000         $100,000
Age: 65                        (March   2001-May  2002)  of  Genetic  ID,  Inc.  and  its
                               subsidiaries  (a  privately  held  biotech   company);   a
                               partner (July 1974-June 1999) with  PricewaterhouseCoopers
                               LLP (an accounting  firm);  and Chairman  (July  1994-June
                               1998)   of  Price   Waterhouse   LLP   Global   Investment
                               Management   Industry   Services   Group.    Oversees   38
                               portfolios in the OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Jon S. Fossel,                 Director  (since  February  1998)  of Rocky  Mountain  Elk  $0              Over $100,000
Trustee since 1990             Foundation  (a  not-for-profit   foundation);  a  director
Age: 62                        (since 1997) of Putnam Lovell Finance  (finance  company);
                               a  director  (since  June  2002)  of   UNUMProvident   (an
                               insurance   company).   Formerly   a   director   (October
                               1999-October  2003) of P.R.  Pharmaceuticals  (a privately held  company);  Chairman  and a director  (until  October
                               1996) and President  and Chief  Executive  Officer  (until
                               October 1995) of the Manager;  President,  Chief Executive
                               Officer   and  a   director   (until   October   1995)  of
                               Oppenheimer Acquisition Corp.,  Shareholders Services Inc.
                               and  Shareholder  Financial  Services,  Inc.  Oversees  38
                               portfolios in the OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Sam Freedman,                  Director of Colorado Uplift (a non-profit  charity) (since  $50,001 -       Over $100,000
Trustee since 1996             September   1984).   Formerly  (until  October  1994)  Mr.  $100,000
Age: 63                        Freedman   held  several   positions  in   subsidiary   or
                               affiliated   companies   of  the   Manager.   Oversees  38
                               portfolios in the OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Beverly L. Hamilton,           Trustee of Monterey  International Studies (an educational  $0              $50,001 -
Trustee since 2002             organization)  (since  February  2000);  a director of The                  $100,000
Age: 57                        California   Endowment  (a   philanthropic   organization)
                               (since April 2002) and of  Community  Hospital of Monterey
                               Peninsula   (educational   organization)  (since  February
                               2002);  a  director  of  America  Funds  Emerging  Markets
                               Growth Fund (since October 1991) (an investment  company);
                               an advisor to Credit Suisse First Boston's  Sprout venture capital  unit.  Mrs.  Hamilton  also  is a  member  of the investment  committees of the  Rockefeller  Foundation and of  the  University  of  Michigan.  Formerly,  Trustee  of
                               MassMutual   Institutional   Funds  (open-end   investment
                               company)   (1996-May  2004);  a  director  of  MML  Series
                               Investment  Fund (April  1989-May  2004) and MML  Services
                               (April 1987-May 2004)  (investment  companies);  member of
                               the   investment   committee   (2000-2003)   of   Hartford
                               Hospital;  an advisor (2000-2003) to Unilever  (Holland)'s pension fund; and President (February  1991-April 2000) of
                               ARCO   Investment   Management   Company.    Oversees   37
                               portfolios in the OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Robert J. Malone,              Chairman,  Chief Executive  Officer and Director of Steele  $0              Over $100,000
Trustee since 2002             Street State Bank (a  commercial  banking  entity)  (since
Age: 59                        August  2003);  director of Colorado  UpLIFT (a non-profit organization)  (since 1986);  trustee  (since 2000) of the
                               Gallagher  Family  Foundation  (non-profit  organization).
                               Formerly,  Chairman of U.S. Bank-Colorado (a subsidiary of
                               U.S. Bancorp and formerly  Colorado  National Bank,) (July
                               1996-April  1, 1999),  a director of:  Commercial  Assets,
                               Inc.  (a  REIT)  (1993-2000),  Jones  Knowledge,  Inc.  (a
                               privately   held  company)   (2001-July   2004)  and  U.S.
                               Exploration,    Inc.    (oil    and    gas    exploration)
                               (1997-February   2004).  Oversees  37  portfolios  in  the
                               OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

F. William Marshall, Jr.,      Trustee of  MassMutual  Institutional  Funds  (since 1996)  $0              Over $100,000
Trustee since 2000             and  MML  Series   Investment   Fund  (since  1987)  (both
Age: 62                        open-end   investment   companies)  and  the   Springfield
                               Library and Museum  Association (since 1995) (museums) and the Community  Music School of Springfield  (music school)
                               (since 1996); Trustee (since 1987),  Chairman of the Board
                               (since  2003) and  Chairman  of the  investment  committee
                               (since  1994)  for  the   Worcester   Polytech   Institute
                               (private  university);  and President and Treasurer (since
                               January  1999) of the SIS Fund (a  private  not for profit charitable  fund).  Formerly,  member  of  the  investment
                               committee   of  the   Community   Foundation   of  Western
                               Massachusetts  (1998 - 2003);  Chairman (January 1999-July
                               1999) of SIS & Family  Bank,  F.S.B.  (formerly  SIS Bank)
                               (commercial  bank); and Executive Vice President  (January
                               1999-July 1999) of Peoples Heritage  Financial Group, Inc.
                               (commercial   bank).   Oversees  38   portfolios   in  the
                               OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ------------------------------------------------------------ -------------- ----------------

         The address of Mr.
Murphy in the chart below is

Two World Financial Center,
225 Liberty Street, 11th
Floor, New York, NY
10281-1008. Mr. Murphy
serves for an indefinite
term, until his resignation,
death or removal.

   Interested Trustee and
           Officer
------------------------------ ------------------------------------------------------------ -------------- ----------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

Name,                          Principal Occupation(s) During Past 5 Years;                Dollar Range       Aggregate

                                                                                                           Dollar Range
                                                                                                           Of Shares
                                                                                                           Beneficially
                                                                                                           Owned in

                                                                                           of Shares       Any of the
Position(s) Held with Fund,    Other Trusteeships/Directorships Held by Trustee;           Beneficially    Oppenheimer
Length of Service,             Number of Portfolios in Fund Complex Currently Overseen     Owned in the    Funds Overseen
Age                            by Trustee                                                  Fund            by Trustee

------------------------------ ----------------------------------------------------------- --------------- ----------------
------------------------------ ----------------------------------------------------------- --------------------------------

                                                                                               As of December 31, 2003

------------------------------ ----------------------------------------------------------- --------------------------------
------------------------------ ----------------------------------------------------------- --------------- ----------------

John V. Murphy,                Chairman,  Chief  Executive  Officer and  director  (since  $0              Over $100,000
President and Trustee since    June 2001) and  President  (since  September  2000) of the
2001                           Manager;  President  and a  director  or  trustee of other
Age: 55                        Oppenheimer  funds;  President and a director  (since July
                               2001) of  Oppenheimer  Acquisition  Corp.  (the  Manager's
                               parent  holding  company) and of  Oppenheimer  Partnership
                               Holdings,  Inc.  (a  holding  company  subsidiary  of  the
                               Manager);    a   director   (since   November   2001)   of
                               OppenheimerFunds  Distributor,  Inc. (a  subsidiary of the
                               Manager);  Chairman  and a director  (since  July 2001) of
                               Shareholder  Services,  Inc. and of Shareholder  Financial
                               Services,   Inc.   (transfer  agent  subsidiaries  of  the
                               Manager);  President  and a director  (since July 2001) of
                               OppenheimerFunds   Legacy  Program  (a  charitable   trust
                               program  established  by the  Manager);  a director of the
                               following   investment   advisory   subsidiaries   of  the
                               Manager:   OFI  Institutional   Asset  Management,   Inc.,
                               Centennial   Asset   Management    Corporation,    Trinity
                               Investment  Management  Corporation  and  Tremont  Capital
                               Management,  Inc. (since November 2001), HarbourView Asset
                               Management  Corporation and OFI Private Investments,  Inc.
                               (since July 2001);  President (since November 1, 2001) and a director  (since  July 2001) of  Oppenheimer  Real Asset
                               Management,   Inc.;   Executive  Vice   President   (since
                               February  1997) of  Massachusetts  Mutual  Life  Insurance
                               Company (the Manager's parent company);  a director (since
                               June  1995)  of DLB  Acquisition  Corporation  (a  holding company that owns the shares of Babson Capital  Management
                               LLC);  a  member  of the  Investment  Company  Institute's
                               Board of Governors  (elected to serve from October 3, 2003 through  September 30, 2006).  Formerly,  Chief  Operating
                               Officer   (September   2000-June  2001)  of  the  Manager;
                               President  and trustee  (November  1999-November  2001) of
                               MML Series  Investment  Fund and MassMutual  Institutional
                               Funds   (open-end   investment   companies);   a  director
                               (September   1999-August  2000)  of  C.M.  Life  Insurance
                               Company;  President,  Chief Executive Officer and director
                               (September   1999-August  2000)  of  MML  Bay  State  Life
                               Insurance  Company;  a director (June  1989-June  1998) of
                               Emerald  Isle   Bancorp  and  Hibernia   Savings  Bank  (a
                               wholly-owned   subsidiary   of  Emerald   Isle   Bancorp).
                               Oversees  73   portfolios  as   Trustee/Director   and  10
                               portfolios as Officer in the OppenheimerFunds complex.

------------------------------ ----------------------------------------------------------- --------------- ----------------

         The address of the Officers in the chart below is as follows: for Messrs. Kourkoulakos, Pisapia and Zack and Mses. Bloomberg and Lee, Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs.
Vandehey, Vottiero, Petersen and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer
serves for an annual term or until his or her earlier resignation, death or removal.

---------------------------------------------------------------------------------------------------------------------------
                                                   Officers of the Fund
---------------------------------------------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------
Name,                                  Principal Occupation(s) During Past 5 Years
Position(s) Held with Fund

Length of Service,
Age

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Dimitrios Kourkoulakos, Vice           Vice President of the Manager since December 2001; an officer of 3 portfolios in
President and Portfolio Manager        the OppenheimerFunds complex; formerly a High Yield Analyst (1998 - 2001) and a
since 2003                             Securities Analyst (1995 - 1998) of the Manager.
Age: 38

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Mark S. Vandehey,                      Senior Vice President and Chief Compliance Officer (since March 2004) of the
Vice President since 2004              Manager; Vice President (since June 1983) of OppenheimerFunds Distributor, Inc.,
Age: 53                                Centennial Asset Management Corporation and Shareholder Services, Inc. Formerly
                                       (until February 2004) Vice President and Director of Internal Audit of
                                       OppenheimerFunds, Inc. An officer of 83 portfolios in the Oppenheimer funds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Brian W. Wixted,                       Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer since 1999                   of HarbourView Asset Management Corporation, Shareholder Financial Services, Inc.,
Age: 44                                Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, and
                                       Oppenheimer Partnership Holdings, Inc. (since March 1999), of OFI Private
                                       Investments, Inc. (since March 2000), of OppenheimerFunds International Ltd. and
                                       OppenheimerFunds plc (since May 2000), of OFI Institutional Asset Management, Inc.
                                       (since November 2000), and of OppenheimerFunds Legacy Program (a Colorado
                                       non-profit corporation) (since June 2003); Treasurer and Chief Financial Officer
                                       (since May 2000) of OFI Trust Company (a trust company subsidiary of the Manager);
                                       Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. Formerly
                                       Assistant Treasurer of Centennial Asset Management Corporation (March 1999-October
                                       2003) and OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and
                                       Chief Operating Officer (March 1995-March 1999) at Bankers Trust Company-Mutual
                                       Fund Services Division. An officer of 83 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Brian Petersen,                        Assistant Vice President of the Manager since August 2002; formerly
Assistant Treasurer since 2004         Manager/Financial Product Accounting (November 1998-July 2002) of the Manager. An
Age: 33                                officer of 83 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Philip Vottiero,                       Vice President/Fund Accounting of the Manager since March 2002. Formerly Vice
Assistant Treasurer since 2002         President/Corporate Accounting of the Manager (July 1999-March 2002) prior to
Age: 41                                which he was Chief Financial Officer at Sovlink Corporation (April 1996-June
                                       1999). An officer of 83 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Robert G. Zack,                        Executive Vice President (since January 2004) and General Counsel (since February
Vice President & Secretary since 2001  2002) of the Manager; General Counsel and a director (since November 2001) of the
Age: 55                                Distributor; General Counsel (since November 2001) of Centennial Asset Management
                                       Corporation; Senior Vice President and General Counsel (since November 2001) of
                                       HarbourView Asset Management Corporation; Secretary and General Counsel (since
                                       November 2001) of Oppenheimer Acquisition Corp.; Assistant Secretary and a
                                       director (since October 1997) of OppenheimerFunds International Ltd. and
                                       OppenheimerFunds plc; Vice President and a director (since November 2001) of
                                       Oppenheimer Partnership Holdings, Inc.; a director (since November 2001) of
                                       Oppenheimer Real Asset Management, Inc.; Senior Vice President, General Counsel
                                       and a director (since November 2001) of Shareholder Financial Services, Inc.,
                                       Shareholder Services, Inc., OFI Private Investments, Inc. and OFI Trust Company;
                                       Vice President (since November 2001) of OppenheimerFunds Legacy Program; Senior
                                       Vice President and General Counsel (since November 2001) of OFI Institutional
                                       Asset Management, Inc.; a director (since June 2003) of OppenheimerFunds (Asia)
                                       Limited. Formerly Senior Vice President (May 1985-December 2003), Acting General
                                       Counsel (November 2001-February 2002) and Associate General Counsel (May
                                       1981-October 2001) of the Manager; Assistant Secretary of Shareholder Services,
                                       Inc. (May 1985-November 2001), Shareholder Financial Services, Inc. (November
                                       1989-November 2001); and OppenheimerFunds International Ltd. (October
                                       1997-November 2001). An officer of 83 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Kathleen T. Ives,                      Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary since 2001         October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
Age: 38                                (since October 2003) of the Distributor; Assistant Secretary (since October 2003)
                                       of Centennial Asset Management Corporation; Vice President and Assistant Secretary
                                       (since 1999) of Shareholder Services, Inc.; Assistant Secretary (since December
                                       2001) of OppenheimerFunds Legacy Program and of Shareholder Financial Services,
                                       Inc.. Formerly an Assistant Counsel (August 1994-October 2003) and Assistant Vice
                                       President of the Manager (August 1997-June 1998). An officer of 83 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Dina C. Lee,                           Assistant Vice President and Assistant Counsel of the Manager (since December
Assistant Secretary since 2004 Age:    2000); formerly an attorney and Assistant Secretary of Van Eck Global (until
34                                     December 2000). An officer of 83 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Peter E. Pisapia,                      Assistant Vice President and Assistant Counsel of the Manager since December 2002.
Assistant Secretary since 2004         Formerly, Associate Counsel at AIG SunAmerica Asset Management Corp. (October
Age: 31                                1997-December 2002). An officer of 83 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------------------

Lisa I. Bloomberg,                     Vice President and Associate Counsel of the Manager since May 2004; formerly First
Assistant Secretary since 2004         Vice President and Associate General Counsel of UBS Financial Services Inc.
Age: 36                                (formerly, PaineWebber Incorporated) (May 1999 - April 2004) prior to which she was an Associate at Skaden, Arps, Slate, Meagher & Flom, LLP (September 1996 -
                                       April 1999). An officer of 83 portfolios in the OppenheimerFunds complex.

-------------------------------------- ------------------------------------------------------------------------------------

         Remuneration of Trustees. The officers of the Fund and Mr. Murphy (who is an officer and Trustee of the
Fund) are affiliated with the Manager and receive no salary or fee from the Fund. The remaining Trustees of the
Fund received the compensation shown below from the Fund with respect to the Fund's fiscal year ended June 30,
2004. The compensation from all 38 of the Board II Funds (including the Fund) represents compensation received for serving as a director or trustee and member of a committee (if applicable) of the boards of those funds during the calendar year ended December 31, 2003.

-------------------------------------------------- -------------------------------- -------------------------------

Trustee Name and Other Fund Position(s) (as          Aggregate Compensation from     Total Compensation From Fund

                                                                                       and Fund Complex Paid to
applicable)                                                     Fund1                         Trustees*
-------------------------------------------------- -------------------------------- -------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

William L. Armstrong                                            $6,376                         $118,649

Chairman of the Board
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

Robert G. Avis                                                  $4,470                         $101,499
Review Committee Member

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

George C. Bowen                                                 $4,470                         $101,499
Audit Committee Member

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

Edward L. Cameron                                               $5,112                         $115,503
Audit Committee Chairman

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

Jon S. Fossel                                                   $5,112                         $115,503
Review Committee Chairman

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

Sam Freedman                                                    $4,470                         $101,499
Review Committee Member

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

Beverly Hamilton                                               $4,4072                        $150,5423,4

Review Committee Member
-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

Robert J. Malone                                               $4,4075                         $100,1793
Audit Committee Member

-------------------------------------------------- --------------------------------- ------------------------------
-------------------------------------------------- --------------------------------- ------------------------------

F. William Marshall, Jr.                                        $4,470                         $149,4996

Audit Committee Member
-------------------------------------------------- --------------------------------- ------------------------------

                    As of December 15, 2003, James C. Swain,  retired as Trustee from the Board II Funds.  For the fiscal year ended June 30,
                    2004, Mr. Swain received $3,617 aggregate  compensation from the Trust.  For the calendar  year ended  December 31, 2003,
                    Mr. Swain received $178,000,  in total compensation from all of the Oppenheimer funds for which he served as Trustee.

                    1.  Aggregate  Compensation  from  Fund  includes  fees  and deferred compensation, if any, for a Trustee.

                    Includes  $4,407 deferred under Deferred  Compensation  Plan described below.

                    3. Total  compensation for Mrs.  Hamilton and Mr. Malone was paid by all the  Board  II  Funds,  with  the  exception  of
                    Oppenheimer   Senior  Floating  Rate  Fund  for  which  they
                    currently do not serve as Trustees  (total of 37 Oppenheimer funds at December 31, 2003).

                    4. Includes $50,363 compensation (of which 100% was deferred under a deferred  compensation  plan) paid to Mrs.  Hamilton
                    for  serving  as  a  trustee  by  two  open-end   investment
                    companies  (MassMutual  Institutional  Funds and MML  Series
                    Investment  Fund) the  investment  adviser  for which is the indirect parent company of the Fund's  Manager.  The Manager
                    also   serves   as  the   Sub-Advisor   to  the   MassMutual
                    International   Equity   Fund,   a  series   of   MassMutual
                    Institutional Funds.

                    5. Includes $4,407 deferred under Deferred Compensation Plan described below.

                    6. Includes  $48,000  compensation  paid to Mr. Marshall for serving as a trustee by two  open-end  investment  companies
                    (MassMutual  Institutional  Funds and MML Series  Investment
                    Fund)  the  investment  adviser  for  which is the  indirect parent  company  of the Fund's  Manager.  The  Manager  also serves as the  Sub-Advisor to the  MassMutual  International
                    Equity Fund, a series of MassMutual Institutional Funds.

                    * For purposes of this section only, "Fund Complex" includes the Oppenheimer funds,  MassMutual  Institutional  Funds and
                    MML  Series   Investment   Fund  in   accordance   with  the
                    instructions  for Form N-1A.  The Manager  does not consider
                    MassMutual  Institutional  Funds and MML  Series  Investment
                    Fund to be part of the  OppenheimerFunds  "Fund  Complex" as that term may be otherwise interpreted.

          Deferred  Compensation  Plan for  Trustees.  The Board of Trustees has
     adopted  a  Deferred  Compensation  Plan for  disinterested  Trustees  that enables  them to elect to defer  receipt  of all or a portion of the annual fees  they are  entitled  to  receive  from the Fund.  Under the plan,  the compensation  deferred by a Trustee is  periodically  adjusted as though an equivalent  amount had been  invested in shares of one or more  Oppenheimer funds  selected by the  Trustee.  The amount paid to the Trustee  under the plan will be determined based upon the performance of the selected funds.

          Deferral of Trustee's fees under the plan will not  materially  affect the Fund's assets,  liabilities and net income per share. The plan will not obligate  the Fund to retain  the  services  of any  Trustee  or to pay any particular  level of  compensation  to any  Trustee.  Pursuant  to an Order issued by the SEC, the Fund may invest in the funds selected by the Trustee under the plan  without  shareholder  approval  for the limited  purpose of determining the value of the Trustee's deferred fee account.

          Major Shareholders.  As of July 30, 2004 the only persons who owned of record or was known by the Fund to own of record 5% or more of any class of the Fund's outstanding shares were:

          Citigroup  Global  Markets  Inc.,  333 West 34th Street,  New York,  NY
     10001-2483,   which  owned  1,646,961.062  Class  B  shares   (representing
     approximately  5.01% of the Fund's  then  outstanding  Class B shares)  and
     940,231.144 Class C shares (representing  approximately 5.93% of the Fund's then outstanding Class C shares).

          Massachusetts  Mutual Life Insurance  Company (the Manager's  ultimate
     parent),  1295  State  Street,   Springfield,  MA  01111-0001  which  owned
     5,872,774.640  Class Y shares  (representing  approximately  95.34%  of the
     Fund's then outstanding Class Y shares).

                    The Manager. The Manager is wholly-owned by

                    Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts  Mutual Life Insurance  Company,  a global, diversified insurance and financial services organization.

                    Code of Ethics.  The Fund,  the Manager and the  Distributor
                    have a Code of Ethics.  It is designed to detect and prevent improper  personal trading by certain  employees,  including
                    portfolio   managers,   that  would  compete  with  or  take
                    advantage  of the  Fund's  portfolio  transactions.  Covered persons  include  persons with knowledge of the  investments and  investment  intentions  of the  Fund  and  other  funds advised  by the  Manager.  The Code of  Ethics  does  permit personnel  subject  to the  Code to  invest  in  securities, including  securities  that may be  purchased or held by the
                    Fund,  subject  to a number of  restrictions  and  controls.
                    Compliance  with the Code of Ethics is  carefully  monitored and enforced by the Manager.

          The Code of Ethics is an exhibit to the Fund's registration  statement filed  with the SEC and can be  reviewed  and  copied at the  SEC's  Public
     Reference Room in  Washington,  D.C. You can obtain  information  about the hours of  operation  of the Public  Reference  Room by  calling  the SEC at
     1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund's registration  statement on the SEC's EDGAR  database at the SEC's  Internet website at www.sec.gov.  Copies may be obtained, after paying a duplicating
     fee,   by   electronic   request   at   the   following   E-mail   address:
     publicinfo@sec.gov.,  or by writing to the SEC's Public Reference  Section,
     Washington, D.C. 20549-0102.

          |X|  Portfolio  Proxy  Voting.  The Fund has adopted  Portfolio  Proxy
     Voting Policies and Procedures  under which the Fund votes proxies relating to securities  ("portfolio  proxies")  held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the
     Fund  and  its   shareholders.   The  Fund  has  retained  an  unaffiliated
     third-party as its agent to vote portfolio  proxies in accordance  with the
     Fund's  Portfolio Proxy Voting  Guidelines and to maintain  records of such portfolio proxy voting.  The Proxy Voting Guidelines  include provisions to address conflicts of interest that may arise between the Fund and OFI where an OFI directly-controlled affiliate manages or administers the assets of a pension plan of a company  soliciting the proxy. The Fund's Portfolio Proxy
     Voting Guidelines on routine and non-routine proxy proposals are summarized below.

          The Fund votes with the  recommendation of the issuer's  management on routine matters,  including  election of directors  nominated by management and ratification of auditors, unless circumstances indicate otherwise.

          In general,  the Fund  opposes  anti-takeover  proposals  and supports elimination of anti-takeover proposals, absent unusual circumstances.

          The Fund  supports  shareholder  proposals to reduce a  super-majority vote requirement,  and opposes management proposals to add a super-majority vote requirement.

          The Fund opposes proposals to classify the board of directors.

                    The Fund supports proposals to eliminate  cumulative voting.

                    The Fund opposes re-pricing of stock options.

                    The  Fund  generally   considers   executive   compensationg
                    questions  such as stock  option plans and bonus plans to be ordinary  busines  activity.  The Fund analyzes sotck option plans, paying particular attention ts their dilutive effect.
                    While the Fund generally supports management proposals,  the
                    Fund opposes plans it considers to be excessive.

          The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months  ended  August 31st of each year.  The Fund's Form
     N-PX is available (i) without  charge,  upon  request,  by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at 333.sec.gov.

          The Investment  Advisory  Agreement.  The Manager provides  investment advisory  management  services  to the Fund  under an  investment  advisory agreement between the Manager and the Fund. The Manager selects  securities for the Fund's portfolio and handles its day-to-day business. The portfolio manager of the Fund is  employed  by the  Manager  and is the person who is responsible for the day-to-day  management of the Fund's  portfolio.  Other members of the Manager's Fixed Income  Portfolio Team provide the portfolio managers with counsel and support in managing the Fund's portfolio.

          The agreement requires the Manager at its expense, to provide the Fund with adequate office space,  facilities and equipment. It also requires the
     Manager to provide and supervise the activities of all  administrative  and clerical  personnel  required to provide effective  administration  for the
     Fund.  Those  responsibilities  include the  compilation and maintenance of records  with  respect to its  operations,  the  preparation  and filing of specified  reports,  and  composition of proxy  materials and  registration statements for continuous public sale of shares of the Fund.

          The Fund pays expenses not expressly  assumed by the Manager under the advisor  agreement.  The advisory agreement lists examples of expenses paid by the Fund. The major  categories  relate to interest,  taxes, brokerage commissions,  fees to certain Trustees,  legal and audit expenses,  fees to certain  Trustees,  legal and audit expenses,  custodian and transfer agent expenses,  share issues,  costs,  certain  printing and  registration  and non-recurring  expenses,  including  litigation  costs. The management fees paid by the Fund to the Manager are  calculated  at rates  described in the
     Prospectus,  which are  applied to the  assets of the Fund as a whole.  The fees  are  allocated  to each  class of  shares  based  upon  the  relative proportion  of th are Fund's  net assets  represented  by that  class.  The management  fees  paid by the Fund to the  Manager  during  its last  three fiscal yeae were:

Fiscal Year ended 6/30                               Management Fees Paid
                                                     to OppenheimerFunds, Inc.

     2002                                                        $9,168,198

     2003                                                        $8,956,614

     2004                                                        $10,492,559

          The  investment  advisory  agreement  states  that in the  absence  of willful misfeasance,  bad faith, gross negligence in the performance of its duties or  reckless  disregard  of its  obligations  and  duties  under the investment advisory  agreement,  the Manager is not liable for any loss the
     Fund sustains for any investment, adoption of any investment policy, or the purchase, sale or retention of any security.

          The agreement permits the Manager to act as investment advisor for any other person,  firm or  corporation  and to use the name  "Oppenheimer"  in connection  with  other  investment  companies  for  which  it  may  act as investment advisor or general  distributor.  If the Manager shall no longer act as investment  advisor to the Fund,  the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

          Annual Approval of Investment Advisory Agreement. Each year, the Board of Trustees,  including a majority of the Independent Trustees, is required to approve the renewal of the investment advisory agreement. The Investment
     Company Act  requires  that the Board  request and evaluate and the Manager provide such  information  as may be  reasonably  necessary to evaluate the
     terms  of  the  investment  advisory   agreement.   The  Board  employs  an
     independent  consultant to prepare a report that provides such  information as the Board requests for this purpose.

          The Board also receives  information about the 12b-1 distribution fees the Fund pays.  These  distribution  fees are  reviewed  and  approved at a different time of the year.

          The Board  reviewed  the  foregoing  information  in  arriving  at its decision to renew the investment advisory  agreement.  Among other factors, the Board considered:

                    o The nature,  cost, and quality of the services provided to the Fund and its shareholders;

                    o The profitability of the Fund to the Manager;

                    o The  investment  performance  of the Fund in comparison to regular market indices;

                    o Economies  of scale that may be available to the Fund from the Manager;

                    o Fees paid by other mutual funds for similar services;

                    o The value and  quality of any other  benefits  or services received by the Fund from its relationship with the Manager,
                    and

                    o The direct and indirect benefits the Manager received from its  relationship  with the Fund.  These  included  services provided by the  Distributor  and the  Transfer  Agent,  and brokerage  and soft dollar  arrangements  permissible  under
                    Section 28(e) of the Securities Exchange Act.

          The Board  considered  that the Manager must be able to pay and retain high quality  personnel  at  competitive  rates to provide  services to the
     Fund. The Board also considered that maintaining the financial viability of the Manager is  important  so that the Manager  will be able to continue to provide quality services to the Fund and its shareholders in adverse times.
     The Board also considered the investment  performance of other mutual funds advised by the Manager.  The Board is aware that there are  alternatives to the use of the Manager.

          These matters were also considered by the Independent Trustees meeting separately  from the full  Board with  experienced  Counsel to the Fund and experienced  Counsel to the Independent  Trustees who assisted the Board in its deliberations.  The Fund's Counsel and the Independent Trustees Counsel
     is  independent  of the  Manager  within the  meaning and intent of the SEC
     Rules regarding the independence of counsel.

          After  careful  deliberation,  the Board,  including  the  Independent
     Trustees,  concluded  that it was in the best interest of  shareholders  to continue the investment advisory agreement for another year. In arriving at a decision, the Board did not single out any one factor or group of factors as being more  important  than other  factors,  but  considered all factors together.  The Board  judged  the terms and  conditions  of the  investment advisory agreement,  including the investment advisory fee, in light of all of the surrounding circumstances.

Brokerage Policies of the Fund

                    Brokerage  Provisions of the Investment  Advisory Agreement.
                    One of  the  duties  of the  Manager  under  the  investment advisory agreement is to arrange the portfolio  transactions for the Fund.  The advisory  agreement  contains  provisions relating to the employment of  broker-dealers  to effect the
                    Fund's portfolio transactions.  The Manager is authorized by the advisory agreement to employ  broker-dealers,  including
                    "affiliated"  brokers,  as  that  term  is  defined  in  the
                    Investment    Company    Act.   The   Manager   may   employ
                    broker-dealers that the Manager thinks, in its best judgment based on all relevant factors,  will implement the policy of the  Fund  to  obtain,  at  reasonable  expense,  the  "best execution"  of  the  Fund's  portfolio  transactions.  "Best execution"  means prompt and reliable  execution at the most favorable  price  obtainable.  The  Manager  need  not  seek competitive  commission bidding.  However, it is expected to be aware of the  current  rates of  eligible  brokers and to minimize the commissions paid to the extent  consistent with the interests and policies of the Fund as established by its
                    Board of Trustees.

          Under the  investment  advisory  agreement,  in  choosing  brokers  to execute portfolio transactions for the Fund, the Manager may select brokers
     (other than affiliates) that provide  brokerage and/or research services to the Fund and/or the other accounts over which the Manager or its affiliates have investment  discretion.  The concessions  paid to those brokers may be higher than another  qualified broker would charge,  if the Manager makes a good faith  determination  that the  concession  is fair and  reasonable in relation to the services provided.

          Subject to those considerations,  as a factor in selecting brokers for the Fund's portfolio  transactions,  the investment advisory agreement also permits  the  Manager  to  consider  sales of  shares of the Fund and other investment  companies  for  which the  Manager  or an  affiliate  serves as
     investment   adviser.   Notwithstanding   that  authority,   and  with  the
     concurrence of the Fund's Board, the Manager has determined not to consider sales of shares of the Fund and other  investment  companies  for which the
     Manager  or an  affiliate  serves  as  investment  adviser  as a factor  in selecting  brokers  for the Fund's  portfolio  transactions.  However,  the
     Manager may continue to effect portfolio  transactions  through brokers who sell shares of the Fund.

                    Brokerage  Practices  Followed by the  Manager.  The Manager
                    allocates  brokerage for the Fund subject to the  provisions of the investment  advisory agreement and the procedures and rules described above.  Generally,  the Manager's  portfolio traders allocate brokerage based upon  recommendations  from the  Manager's  portfolio  managers.  In certain  instances, portfolio  managers may  directly  place trades and allocate brokerage.  In either case, the Manager's executive officers supervise the allocation of brokerage.

          Transactions  in securities  other than those for which an exchange is the primary market are generally done with principals or market makers.  In transactions  on foreign  exchanges,  the Fund may be required to pay fixed
     brokerage   commissions  and  therefore  would  not  have  the  benefit  of negotiated commissions available in U.S. markets. Brokerage commissions are paid  primarily  for  transactions  in  listed  securities  or for  certain fixed-income  agency  transactions  in  the  secondary  market.  Otherwise, brokerage  commissions  are paid only if it  appears  likely  that a better price or execution  can be obtained by doing so. In an option  transaction, the Fund  ordinarily  uses the same broker for the  purchase or sale of the option and any transaction in the securities to which the option relates.

          Other funds advised by the Manager have investment policies similar to those  of the  Fund.  Those  other  funds  may  purchase  or sell  the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the  securities.  If two or more  funds  advised by the
     Manager  purchase  the same  security on the same day from the same dealer, the  transactions  under those combined orders are averaged as to price and allocated in accordance  with the purchase or sale orders  actually  placed for each account.

               In an  option  transaction,  the  Fund  ordinarily  uses the same broker for the purchase or sale of the option and any  transaction  in the securities to which the option relates. When possible, the Manager tries  to  combine  concurrent  orders  to  purchase  or sell the same security  by more than one of the  accounts  managed by the Manager or its  affiliates.  The  transactions  under those  combined  orders are averaged as to price and allocated in accordance  with the purchase or sale orders actually placed for each account.

               The investment advisory agreement permits the Manager to allocate brokerage for research  services.  The research services provided by a particular  broker may be useful  only to one or more of the  advisory accounts of the Manager and its  affiliates.  The investment  research received  for the  commissions  of those other  accounts may be useful both to the  Fund  and one or more of the  Manager's  other  accounts.
          Investment research may be supplied to the Manager by a third party at the instance of a broker through which trades are placed.

               Investment  research services include information and analysis on particular  companies  and  industries  as well as market or  economic
          trends  and  portfolio  strategy,   market  quotations  for  portfolio
          evaluations,   information  systems,  computer  hardware  and  similar
          products and services.  If a research service also assists the Manager
          in  a   non-research   capacity   (such   as   bookkeeping   or  other
          administrative functions),  then only the percentage or component that provides  assistance to the Manager in the investment  decision-making process may be paid in commission dollars.

               The  Board  of  Trustees   permits  the  Manager  to  use  stated
          commissions on secondary fixed-income agency trades to obtain research if the broker  represents  to the Manager  that:  (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission,  and (iii) the trade is not a riskless principal  transaction.  The Board of Trustees permits the Manager to use  commissions  on  fixed-price  offerings to obtain  research,  in the  same  manner  as is  permitted  for  agency transactions.

               The research  services provided by brokers broadens the scope and supplements  the research  activities  of the Manager.  That  research provides additional views and comparisons for consideration, and helps the  Manager  to  obtain  market  information  for  the  valuation  of securities  that are either held in the Fund's  portfolio or are being considered for purchase. The Manager provides information to the Board about  the  commissions  paid to  brokers  furnishing  such  services, together  with the  Manager's  representation  that the amount of such commissions  was  reasonably  related  to the value or benefit of such services.

          Fiscal Year Ended 6/30:                Total Brokerage Commissions Paid by the Fund1

                 2002                                        $56,141

                 2003                                        $22,536

                 2004                                        $33,782(2)

                    1.  Amounts  do  not  include   spreads  or  commissions  on
                    principal  transactions  on a net trade basis. In the fiscal year ended 6/30/04,  there were no transactions  directed to brokers for research services.

Distribution and Service Plans

                    The Distributor.  Under its General Distributor's  Agreement
                    with the Fund, the Distributor  acts as the Fund's principal underwriter in the continuous  public offering of the Fund's classes  of  shares.  The  Distributor  bears  the  expenses normally  attributable to sales,  including  advertising and the cost of printing  and mailing  prospectuses,  other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

               The sales  charges and  concessions  paid to, or retained by, the
          Distributor from the sale of shares and the contingent  deferred sales charges retained by the Distributor on the redemption of shares during the Fund's  three  most  recent  fiscal  years are shown in the tables below.

--------------- ----------------------- -----------------------
Fiscal Year     Aggregate Front-End     Class A Front-End
                                        Sales Charges

Ended 6/30:     Sales Charges on        Retained by
                Class A Shares          Distributor1

--------------- ----------------------- -----------------------
---------------------------------------------------------------------------------
       2002                   $1,987,927                      $577,531
---------------------------------------------------------------------------------
--------------- ----------------------- -----------------------
     2003             $2,298,314               $365,916
--------------- ----------------------- -----------------------
--------------- ----------------------- -----------------------

     2004             $2,133,450               $568,298

--------------- ----------------------- -----------------------

                    1. Includes amounts  retained by a broker-dealer  that is an affiliate or a parent of the Distributor.

--------------- ----------------------- ---------------------- ------------------------ ------------------------
Fiscal Year     Concessions on Class    Concessions on Class   Concessions on Class C   Concessions on Class N
Ended 6/30:     A Shares Advanced by    B Shares Advanced by   Shares Advanced by       Shares Advanced by
                Distributor1            Distributor1           Distributor1             Distributor1
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ----------------------------------------------------------------------------
     2002              $162,172               $2,840,777                $412,210                   $20,507
--------------- ----------------------- ----------------------------------------------------------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------
     2003              $871,461              $1,777,505               $340,624                  $31,482
--------------- ----------------------- ---------------------- ------------------------ ------------------------
--------------- ----------------------- ---------------------- ------------------------ ------------------------

     2004              $297,863              $1,247,144               $362,631                  $41,200

--------------- ----------------------- ---------------------- ------------------------ ------------------------

1.       The Distributor  advances  concession  payments to financial  intermediaries  for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

--------------- ----------------------- ----------------------- ------------------------- -----------------------

Fiscal    Year  Class A Contingent      Class B Contingent      Class C Contingent        Class N Contingent
                Deferred Sales          Deferred Sales                                    Deferred Sales
Ended 6/30:     Charges Retained by     Charges Retained by     Deferred Sales Charges    Charges Retained by
                Distributor             Distributor             Retained by Distributor   Distributor

--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------

     2002              $15,944                 $988,706                 $33,980                    $33

--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------
     2003              $76,355                $1,319,090                $32,756                   $5,858
--------------- ----------------------- ----------------------- ------------------------- -----------------------
--------------- ----------------------- ----------------------- ------------------------- -----------------------

     2004              $220,234                $983,091                 $24,734                  $12,196

--------------- ----------------------- ----------------------- ------------------------- -----------------------

                    Distribution  and  Service  Plans.  The Fund has  adopted  a
                    Service Plan for Class A shares and Distribution and Service
                    Plans for Class B,  Class C and  Class N shares  under  Rule
                    12b-1 of the  Investment  Company Act. Under those plans the
                    Fund pays the  Distributor for all or a portion of its costs
                    incurred  in  connection   with  the   distribution   and/or
                    servicing of the shares of the particular  class.  Each plan has  been  approved  by a vote  of the  Board  of  Trustees, including a majority of the Independent  Trustees1,  cast in person at a meeting called for the purpose of voting on that plan.

               Under  the  Plans,  the  Manager  and the  Distributor  may  make payments to affiliates.  In their sole discretion,  they may also from time to time make substantial payments from their own resources, which include  the profits the Manager  derives  from the  advisory  fees it receives  from the Fund,  to compensate  brokers,  dealers,  financial institutions  and  other  intermediaries  for  providing  distribution assistance  and/or  administrative  services or that otherwise promote sales of the  Fund's  shares.  These  payments,  some of which  may be referred to as "revenue  sharing," may relate to the Fund's  inclusion on a financial  intermediary's  preferred list of funds offered to its clients.

               Financial  intermediaries,  brokers and dealers may receive other payments from the  Distributor or the Manager from their own resources in connection  with the  promotion  and/or sale of shares of the Fund, including  payments to defray  expenses  incurred in  connection  with educational  seminars and  meetings.  The Manager or  Distributor  may share  expenses  incurred by financial  intermediaries  in  conducting training  and  educational  meetings  about  aspects  of the  Fund for employees  of the  intermediaries  or for hosting  client  seminars or meetings at which the Fund is discussed. In their sole discretion, the
          Manager and/or the  Distributor may increase or decrease the amount of payments they make from their own resources for these purposes.

               Unless  a  plan  is  terminated  as  described  below,  the  plan continues  in effect from year to year but only if the Fund's Board of
          Trustees and its Independent  Trustees  specifically  vote annually to approve its continuance.  Approval must be by a vote cast in person at a meeting  called for the purpose of voting on continuing  the plan. A plan may be  terminated  at any time by the vote of a majority  of the
          Independent Trustees or by the vote of the holders of a "Majority" (as defined in the Investment  Company Act) of the  outstanding  shares of that class.

               The Board of Trustees and the  Independent  Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of  payments  to be made under a plan must be  approved  by shareholders  of the class affected by the amendment.  Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase,  the Fund must obtain the approval of both Class A and
          Class B shareholders for a proposed material  amendment to the Class A plan that would  materially  increase  payments  under the plan.  That approval must be by a "Majority" (as defined in the Investment Company
          Act) of the shares of each class, voting separately by class.

               While the plans are in effect,  the  Treasurer  of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The reports shall detail the amount of all  payments  made  under a plan and the  purpose  for  which  the payments  were  made.  Those  reports  are  subject  to the review and approval of the Independent Trustees.

               Each plan states that while it is in effect,  the  selection  and nomination  of those  Trustees  of the  Fund  who are not  "interested persons" of the Fund is committed to the discretion of the Independent
          Trustees.  This  does not  prevent  the  involvement  of others in the selection and  nomination  process as long as the final decision as to selection or nomination  is approved by a majority of the  Independent
          Trustees.

               Under  the  plans  for a class,  no  payment  will be made to any recipient in any quarter in which the aggregate net asset value of all
          Fund  shares of that  class held by the  recipient  for itself and its customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the Independent Trustees. The Board of  Trustees  has set no  minimum  amount  of assets  to  qualify  for payments under the plans.

               Class A Service Plan Fees.  Under the Class A service  plan,  the
          Distributor  currently  uses the fees it receives from the Fund to pay brokers,  dealers and other financial  institutions (they are referred to as  "recipients")  for personal  services  and account  maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the
          Fund,  assisting in establishing and maintaining accounts in the Fund, making the Fund's  investment  plans  available  and  providing  other services  at the request of the Fund or the  Distributor.  The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Board has set the rate at that  level.  While  the  plan  permits  the  Board to authorize payments to the Distributor to reimburse itself for services under the plan,  the Board has not yet done so,  except in the case of the  special  arrangement  described  below,  regarding  grandfathered retirement accounts. The Distributor makes payments to plan Recipients quarterly at an annual rate not to exceed 0.25% of the average  annual net assets  consisting  of Class A shares held in the  accounts of the
          Recipients or their customers.

               With  respect  to  purchases  of  Class  A  shares  subject  to a contingent  deferred  sales  charge by certain  retirement  plans that
          purchased   such  shares  prior  to  March  1,  2001   ("grandfathered
          retirement  accounts"),  the Distributor  currently intends to pay the service  fee to  Recipients  in  advance  for the first year after the shares are  purchased.  During the first year the shares are sold, the
          Distributor  retains the service fee to reimburse itself for the costs
          of  distributing   the  shares.   After  the  first  year  shares  are
          outstanding,  the Distributor makes service fee payments to Recipients quarterly  on those  shares.  The advance  payment is based on the net asset  value of shares  sold.  Shares  purchased  by  exchange  do not qualify  for the  advance  service  fee  payment.  If  Class A  shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase,  the Recipient of the service fees on those  shares will be obligated  to repay the  Distributor  a pro rata portion  of the  advance  payment  of the  service  fee  made on those shares.

               For the fiscal year ended June 30, 2004, payments under the Class
          A plan  totaled  $2,751,432,  of which  $24,572  was  retained  by the
          Distributor   under  the  arrangement   described   above,   regarding
          grandfathered  retirement  accounts,  and including $88,010 paid to an affiliate  of  the  Distributor's  parent  company.  Any  unreimbursed expenses the Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years.  The Distributor may not use payments received under the Class A plan to pay any of its interest  expenses,  carrying  charges,  or other financial  costs, or allocation of overhead.

               |X| Class B, Class C and Class N  Distribution  and Service  Plan
          Fees.  Under each plan,  distribution and service fees are computed on the average of the net asset value of shares in the respective  class, determined  as of the close of each  regular  business  day during the period.  Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less  than the  amounts  paid by the Fund  under the plan  during  the period  for  which  the  fee is  paid.  The  types  of  services  that
          Recipients  provide are  similar to the  services  provided  under the
          Class A service plan, described above.

               Each plan permits the  Distributor to retain both the asset-based sales  charges and the service fees or to pay  Recipients  the service fee on a quarterly  basis,  without payment in advance.  However,  the
          Distributor  currently intends to pay the service fee to recipients in advance  for the first year after  Class B, Class C and Class N shares are purchased. After the first year Class B, Class C or Class N shares are outstanding,  after their purchase,  the Distributor makes service fee payments  quarterly on those shares.  The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance  service fee payment.  If Class B, Class C or Class N shares are  redeemed  during  the first  year  after  their purchase,  the  Recipient  of the service fees on those shares will be obligated to repay the  Distributor  a pro rata portion of the advance payment of the service fee made on those  shares.  Class B, Class C or
          Class N shares may not be purchased by an investor  directly  from the
          Distributor without the investor designating another  broker-dealer of record. If the investor no longer has another  broker-dealer of record for an existing account,  the Distributor is automatically  designated as the  broker-dealer of record,  but solely for the purpose of acting as the investor's  agent to purchase the shares.  In those cases,  the
          Distributor  retains  the  asset-based  sales  charge paid on Class B,
          Class C and Class N shares, but does not retain any service fees as to the assets represented by that account.

               The  asset-based  sales charge and service fees increase  Class B and Class C expenses  by 1.00% and the  asset-based  sales  charge and service fees increase  Class N expenses by 0.50% of the net assets per year of the respective classes.

               The Distributor  retains the asset-based  sales charge on Class B and Class N shares.  The  Distributor  retains the  asset-based  sales charge  on  Class C shares  during  the  first  year  the  shares  are outstanding.  It pays  the  asset-based  sales  charge  as an  ongoing concession to the Recipient on Class C shares  outstanding  for a year or more. If a dealer has a special agreement with the Distributor, the
          Distributor  will pay the Class B, Class C or Class N service  fee and the asset-based sales charge to the dealer quarterly in lieu of paying the  sales  concession  and  service  fee in  advance  at the  time of purchase.

               Class B,  Class C or Class N shares  may not be  purchased  by an
          investor   directly   from  the   Distributor   without  the  investor
          designating another broker-dealer of record. If the investor no longer has  another  broker-dealer  of record for an  existing  account,  the
          Distributor  is  automatically  designated  as  the  broker-dealer  of record,  but solely for the purpose of acting as the investor's  agent to purchase the shares.  In those cases,  the Distributor  retains the asset-based  sales charge paid on Class B, Class C and Class N shares, but does not retain any service fees as to the assets  represented  by that account.

               The Distributor's actual expenses in selling Class B, Class C and
          Class N shares  may be more than the  payments  it  receives  from the contingent  deferred  sales charges  collected on redeemed  shares and from the Fund under the plans. If either the Class B, Class C or Class
          N plan is terminated by the Fund,  the Board of Trustees may allow the
          Fund to  continue  payments  of the  asset-based  sales  charge to the
          Distributor for distributing shares before the plan was terminated.

---------------------------------------------------------------------------------------------------------------------

                    Distribution Fees Paid to the Distributor for the Fiscal Year Ended 6/30/04

---------------------------------------------------------------------------------------------------------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------

Class:               Total Payments Under    Amount Retained by       Distributor's           Distributor's
                                                                      Aggregate               Unreimbursed Expenses
                                                                      Unreimbursed Expenses   as % of Net Assets of
                     Plan                    Distributor              Under Plan              Class

-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------

Class B Plan               $3,478,551              $2,519,8141             $14,476,913                4.77%

-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------

Class C Plan               $1,665,241               $370,3082               $3,525,683                2.36%

-------------------- ----------------------- ------------------------ ----------------------- -----------------------
-------------------- ----------------------- ------------------------ ----------------------- -----------------------

Class N Plan                $52,558                 $36,1113                 $162,918                 1.83%

-------------------- ----------------------- ------------------------ ----------------------- -----------------------

1.   Includes $24,339 paid to an affiliate of the Distributor's parent company.
2.   Includes $33,839 paid to an affiliate of the Distributor's parent company.
3.   Includes $1,184 paid to an affiliate of the Distributor's parent company.

               All  payments  under the  Class B,  Class C and Class N plans are subject  to the  limitations  imposed  by  the  Conduct  Rules  of the
          National  Association  of  Securities  Dealers,  Inc.  on  payments of asset-based sales charges and service fees.

Performance of the Fund

                    Explanation  of  Performance  Terminology.  The Fund  uses a variety of terms to illustrate its  investment  performance.
                    Those terms  include  "cumulative  total  return,"  "average annual total  return,"  "average  annual total return at net asset  value"  and  "total  return at net asset  value."  An explanation of how total returns are calculated is set forth below.  The charts below show the Fund's  performance  as of the  Fund's  most  recent  fiscal  year end.  You can obtain
                    current  performance   information  by  calling  the  Fund's
                    Transfer  Agent  at   1.800.525.7048   or  by  visiting  the
                    OppenheimerFunds         Internet         website         at
                    www.oppenheimerfunds.com.

               The   Fund's   illustrations   of   its   performance   data   in
          advertisements must comply with rules of the SEC. Those rules describe the  types of  performance  data  that may be used and how it is to be
          calculated.   In  general,  any  advertisement  by  the  Fund  of  its
          performance data must include the average annual total returns for the advertised class of shares of the Fund.

               Use of standardized  performance calculations enables an investor to compare the Fund's  performance  to the  performance of other funds for  the  same  periods.  However,  a  number  of  factors  should  be considered before using the Fund's performance  information as a basis for comparison with other investments:

                    o Yields and total  returns  measure  the  performance  of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder's account. Your account's  performance will vary from the model  performance data if your  dividends  are received in cash, or you buy or sell shares during the period,  or you bought your shares at a  different  time and  price  than the  shares  used in the model.

                    o The Fund's  performance  returns do not reflect the effect of taxes on dividends and capital gains distributions.

                    o An  investment  in the Fund is not  insured by the FDIC or any other government agency.

                    o The principal  value of the Fund's shares,  its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.

                    o When an investor's shares are redeemed,  they may be worth more or less than their original cost.

                    o  Yields  and  total  returns  for any  given  past  period represent  historical  performance  information and are not, and should not be considered,  a prediction of future yields or returns.

               The  performance  of each  class of shares  is shown  separately, because  the  performance  of each  class of shares  will  usually  be different.  That is because of the  different  kinds of expenses  each class bears.  The yields and total  returns of each class of shares of the Fund are affected by market conditions,  the quality of the Fund's
          investments,   the  maturity  of  debt   investments,   the  types  of
          investments  the  Fund  holds,  and its  operating  expenses  that are allocated to the particular class.

                    |X| Yields.  The Fund uses a variety of different  yields to
                    illustrate  its  current  returns.   Each  class  of  shares
                    calculates  its yield  separately  because of the  different expenses that affect each class.

                    o Standardized  Yield. The  "standardized  yield" (sometimes referred  to just as "yield") is shown for a class of shares for a  stated  30-day  period.  It is not  based  on  actual distributions paid by the Fund to shareholders in the 30-day period,  but is a  hypothetical  yield  based  upon  the net investment income from the Fund's portfolio  investments for that  period.  It may  therefore  differ from the  "dividend yield" for the same class of shares, described below.

               Standardized  yield is calculated using the following formula set forth in rules  adopted by the SEC,  designed to assure  uniformity in the way that all funds calculate their yields:

    Standardized Yield         = 2[(   a - b   +1)6       -1 ]

                                      --------

                                        cd

                    The symbols above represent the following factors:

                    a = dividends and interest earned during the 30-day period.

                    b =  expenses  accrued  for the period  (net of any  expense assumptions).

                    c = the  average  daily  number  of  shares  of  that  class outstanding  during the 30-day  period that were entitled to receive dividends.

                    d = the  maximum  offering  price per share of that class on the last day of the period,  adjusted for  undistributed net investment income.

               The standardized  yield for a particular 30-day period may differ from the yield for other  periods.  The SEC formula  assumes  that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period.
          Additionally,  because  each class of shares is  subject to  different expenses,  it is likely  that the  standardized  yields of the  Fund's classes of shares will differ for any 30-day period.

                    o Dividend Yield.  The Fund may quote a "dividend yield" for each  class of its  shares.  Dividend  yield is based on the dividends  paid on a  class  of  shares  during  the  actual dividend period. To calculate  dividend yield, the dividends of a  class  declared  during  a  stated  period  are  added together,  and the sum is multiplied by 12 (to annualize the yield) and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

   Dividend Yield = dividends paid x 12/maximum offering price (payment date)

               The  maximum  offering  price  for  Class A shares  includes  the current maximum initial sales charge.  The maximum  offering price for
          Class B,  Class C [and  Class N  shares]  is the net  asset  value per share,  without  considering  the effect of contingent  deferred sales charges.  [There is no sales  charge on Class Y  shares.]  The Class A dividend  yield  may also be  quoted  without  deducting  the  maximum initial sales charge.

                      The Fund's Yields for the 30-Day Periods Ended 6/30/04

---------------------------------------------------------------------------------------------------
----------------- --------------------------------------- -----------------------------------------

Class of Shares             Standardized Yield                         Dividend Yield

----------------- --------------------------------------- -----------------------------------------
----------------- ------------------- ------------------- --------------------- -------------------

                       Without              After               Without               After
                        Sales               Sales                Sales                Sales
                        Charge              Charge               Charge               Charge

----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------

Class A                 7.04%               6.70%                7.57%                7.21%

----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------

Class B                 6.24%                N/A                 6.91%                 N/A

----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------

Class C                 6.25%                N/A                 6.82%                 N/A

----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------

Class N                 6.56%                N/A                 7.08%                 N/A

----------------- ------------------- ------------------- --------------------- -------------------
----------------- ------------------- ------------------- --------------------- -------------------

Class Y                 7.12%                N/A                 7.71%                 N/A

----------------- ------------------- ------------------- --------------------- -------------------

               |X| Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming  that all  dividends  and  capital  gains  distributions  are reinvested in additional shares and that the investment is redeemed at the end of the period.  Because of  differences  in expenses  for each class of  shares,  the total  returns  for each  class are  separately measured.  The  cumulative  total return  measures the change in value over the entire period (for  example,  ten years).  An average  annual total  return  shows the  average  rate of  return  for each year in a period that would produce the cumulative  total return over the entire period.  However,  average  annual  total  returns do not show  actual year-by-year performance.  The Fund uses standardized calculations for its  total  returns  as  prescribed  by the SEC.  The  methodology  is discussed below.

               In  calculating  total  returns  for Class A shares,  the current maximum sales charge of 4.75% (as a percentage of the offering  price)
          is deducted  from the initial  investment  ("P" in the formula  below)
          (unless the return is shown without sales charge, as described below).
          For Class B shares,  payment  of the  applicable  contingent  deferred sales charge is applied,  depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter.  For Class C shares, the 1.0% contingent deferred sales  charge is deducted  for returns for the  one-year  period.  For
          Class N shares, the 1.0% contingent  deferred sales charge is deducted for returns for the one-year period, and total returns for the periods prior to 03/01/01 (the  inception date for Class N shares) is based on the Fund's  Class A returns,  adjusted to reflect  the higher  Class N
          12b-1 fees. There is no sales charge on Class Y shares.

               o Average Annual Total Return.  The "average annual total return"
          of each class is an average annual  compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a  hypothetical  initial  investment  of $1,000
          ("P" in the  formula  below)  held for a number  of years  ("n" in the formula) to achieve an Ending  Redeemable Value ("ERV" in the formula)
          of that investment, according to the following formula:

ERV l/n        - 1     Average Annual Total Return
 P

                    o   Average    Annual   Total   Return   (After   Taxes   on
                    Distributions).  The "average  annual  total  return  (after taxes on  distributions)"  of Class A shares  is an  average annual  compounded  rate  of  return  for  each  year  in  a specified  number of years,  adjusted  to show the effect of federal  taxes  (calculated  using  the  highest  individual
                    marginal   federal   income  tax  rates  in  effect  on  any
                    reinvestment  date)  on any  distributions  made by the Fund during the specified  period. It is the rate of return based on the change in value of a hypothetical  initial investment of $1,000  ("P" in the  formula  below) held for a number of years  ("n" in the  formula)  to  achieve  an  ending  value
                    ("ATVD" in the  formula) of that  investment,  after  taking into account the effect of taxes on Fund distributions,  but not on the  redemption  of  Fund  shares,  according  to the following formula:

ATVD l/n     - 1   = Average Annual Total Return (After Taxes on Distributions)
---
 P

               o Average Annual Total Return (After Taxes on  Distributions  and
          Redemptions).  The  "average  annual  total  return  (after  taxes  on distributions and redemptions)" of Class A shares is an average annual compounded  rate of  return  for each  year in a  specified  number of years,  adjusted to show the effect of federal taxes (calculated using the highest individual  marginal federal income tax rates in effect on any reinvestment  date) on any  distributions  made by the Fund during the specified  period and the effect of capital gains taxes or capital
          loss  tax  benefits  (each   calculated   using  the  highest  federal
          individual  capital gains tax rate in effect on the  redemption  date)
          resulting  from the redemption of the shares at the end of the period.
          It  is  the  rate  of  return  based  on  the  change  in  value  of a hypothetical  initial  investment of $1,000 ("P" in the formula below)
          held for a number of years ("n" in the  formula)  to achieve an ending value ("ATVDR" in the formula) of that  investment,  after taking into account  the  effect  of  taxes  on  Fund  distributions  and  on  the redemption of Fund shares, according to the following formula:

ATVDR l/n - 1    = Average Annual Total Return (After Taxes on
                   Distributions and Redemptions)
---
 P

               o  Cumulative  Total  Return.   The  "cumulative   total  return"
          calculation measures the change in value of a hypothetical  investment of $1,000 over an entire period of years. Its calculation uses some of the same  factors  as average  annual  total  return,  but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                                                      ERV - P                                                                                                           = Total Return
                                                      --------
                                                         P

                    o Total  Returns at Net Asset  Value.  From time to time the
                    Fund may also quote a cumulative or an average  annual total
                    return  "at  net  asset  value"  (without   deducting  sales
                    charges)  for Class A,  Class B,  Class C or Class N shares.
                    There is no sales charge on Class Y shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a  hypothetical  investment in that  class of  shares  (without  considering  front-end  or
                    contingent   deferred   sales   charges)   and  takes   into
                    consideration  the  reinvestment  of  dividends  and capital gains distributions.

                The Fund's Total Returns for the Periods Ended 6/30/04

----------------------------------------------------------------------------------------------------------------------
-------------- ------------------------- -----------------------------------------------------------------------------

Class of           Cumulative Total                              Average Annual Total Returns
                 Returns (10 years or
Shares              life-of-class)

-------------- ------------------------- -----------------------------------------------------------------------------
-------------- ------------------------- ------------------------- ------------------------- -------------------------

                                                  1-Year                   5-Years                   10-Years
                                                                      (or life of class)        (or life of class)

-------------- ------------------------- ------------------------- ------------------------- -------------------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

                  After       Without       After       Without       After       Without       After       Without
                  Sales        Sales        Sales        Sales        Sales        Sales        Sales        Sales
                 Charge       Charge       Charge       Charge       Charge       Charge       Charge       Charge

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class A1         70.94%       79.46%        5.63%       10.90%        2.42%        3.42%        5.51%        6.02%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class B2         71.31%       71.31%        4.86%        9.86%        2.35%        2.61%        5.53%        5.53%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class C3         50.56%       50.56%        8.96%        9.96%        2.63%        2.63%        4.84%        4.84%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class N4         13.36%       13.36%        9.47%       10.47%        3.84%        3.84%         N/A          N/A

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------
-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

Class Y5         25.03%       25.03%       10.80%       10.80%        3.51%        3.51%        3.39%        3.39%

-------------- ------------ ------------ ------------ ------------ ------------ ------------ ------------ ------------

1.       Inception of Class A:      7/28/78
2.       Inception of Class B:      5/3/93
3.       Inception of Class C:      11/1/95
4.       Inception of Class N:      3/1/01
5.       Inception of Class Y:      10/15/97

----------------------------------------------------------------------------------------------------------------

                     Average Annual Total Returns for Class A Shares (After Sales Charge)
                                         For the Periods Ended 6/30/04

----------------------------------------------------------------------------------------------------------------
------------------------------------------ --------------------- ------------------------ ----------------------

                                                  1-Year                 5-Years                10-Years

------------------------------------------ --------------------- ------------------------ ----------------------
------------------------------------------ --------------------- ------------------------ ----------------------

After Taxes on Distributions                      3.05%                  -1.31%                   1.71%

------------------------------------------ --------------------- ------------------------ ----------------------
------------------------------------------ --------------------- ------------------------ ----------------------

After Taxes on Distributions and                  3.61%                  -0.31%                   2.27%
Redemption of Fund Shares

------------------------------------------ --------------------- ------------------------ ----------------------

                    Other  Performance   Comparisons.   The  Fund  compares  its
                    performance annually to that of an appropriate broadly-based market index in its Annual Report to  shareholders.  You can obtain that  information by contacting the Transfer Agent at the  addresses  or telephone  numbers  shown on the cover of this Statement of Additional Information.  The Fund may also compare  its  performance  to  that  of  other  investments, including  other  mutual  funds,  or  use  rankings  of  its performance by  independent  ranking  entities.  Examples of these performance comparisons are set forth below.

               |X| Lipper  Rankings.  From time to time the Fund may publish the ranking of the  performance  of its classes of shares by Lipper,  Inc.
          ("Lipper").  Lipper is a  widely-recognized  independent  mutual  fund monitoring  service.  Lipper  monitors  the  performance  of regulated investment companies,  including the Fund, and ranks their performance for various  periods in  categories  based on investment  styles.  The
          Lipper  performance  rankings are based on total  returns that include the  reinvestment of capital gain  distributions  and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes  "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the  performance of the funds in particular categories.

               Morningstar  Ratings.  From time to time the Fund may publish the
          star  rating  of  the   performance   of  its  classes  of  shares  by
          Morningstar,  Inc., an  independent  mutual fund  monitoring  service.
          Morningstar rates mutual funds in their specialized market sector.

               Morningstar   proprietary   star   ratings   reflect   historical
          risk-adjusted  total investment  return. For each fund with at least a
          three-year    history,    Morningstar    calculates   a    Morningstar
          Rating(TM)based  on a Morningstar  Risk-Adjusted  Return  measure that accounts for variation in a fund's monthly performance  (including the effects of sales charges,  loads, and redemption  fees),  placing more emphasis on downward variations and rewarding consistent  performance.
          The top 10% of funds in each category  receive 5 stars, the next 22.5%
          receive 4 stars,  the next 35% receive 3 stars, the next 22.5% receive
          2 stars,  and the  bottom 10%  receive 1 star.  (Each  share  class is counted  as a  fraction  of one  fund  within  this  scale  and  rated separately,  which may cause  slight  variations  in the  distribution percentages.)  The  Overall  Morningstar  Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

               |X|  Performance  Rankings and  Comparisons by Other Entities and
          Publications.   From  time  to  time  the  Fund  may  include  in  its
          advertisements and sales literature performance  information about the
          Fund cited in newspapers  and other  periodicals  such as The New York
          Times,  The Wall Street Journal,  Barron's,  or similar  publications.
          That  information  may  include  performance   quotations  from  other
          sources,  including  Lipper and  Morningstar.  The  performance of the
          Fund's  classes  of shares  may be  compared  in  publications  to the performance  of  various  market  indices  or other  investments,  and
          averages,   performance  rankings  or  other  benchmarks  prepared  by recognized mutual fund statistical services.

               Investors  may also wish to  compare  the  returns  on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions.  Those include certificates of deposit, ordinary  interest-paying  checking  and savings  accounts,  and other
          forms  of  fixed  or  variable  time   deposits,   and  various  other
          instruments  such as Treasury bills.  However,  the Fund's returns and share  price are not  guaranteed  or  insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be  insured  by the  FDIC  and may  provide  fixed  rates  of  return.
          Repayment of principal and payment of interest on Treasury  securities is backed by the full faith and credit of the U.S. government.

               From time to time,  the Fund may  publish  rankings or ratings of the Manager or Transfer Agent, and of the investor  services  provided
          by  them  to  shareholders  of  the  Oppenheimer   funds,  other  than
          performance  rankings  of  the  Oppenheimer  funds  themselves.  Those ratings or  rankings of  shareholder  and  investor  services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services.
          They may be based upon the  opinions of the rating or ranking  service itself,  using its  research  or  judgment,  or based upon  surveys of investors, brokers, shareholders or others.

               From time to time the Fund may include in its  advertisements and sales  literature  the  total  return  performance  of a  hypothetical investment  account  that  includes  shares  of  the  Fund  and  other
          Oppenheimer funds. The combined account may be part of an illustration of an asset  allocation  model or similar  presentation.  The  account performance  may combine total return  performance of the Fund and the total return  performance of other  Oppenheimer  funds included in the account.  Additionally,  from time to time, the Fund's  advertisements and sales  literature  may include,  for  illustrative  or comparative purposes,  statistical  data or other  information  about  general  or specific  market  and  economic  conditions.  That  may  include,  for example,

                    o information about the

                    performance of certain securities or commodities  markets or segments of those markets,

                    o  information  about the  performance  of the  economies of particular countries or regions,

                    o  the  earnings  of  companies   included  in  segments  of
                    particular   industries,    sectors,   securities   markets,
                    countries or regions,

                    o the  availability  of  different  types of  securities  or offerings of securities,

                    o  information  relating  to the  gross  national  or  gross domestic  product of the United States or other countries or regions,

                    o  comparisons  of  various  market  sectors  or  indices to demonstrate  performance,  risk, or other characteristics of the Fund.

ABOUT your account

How to Buy Shares

                    Additional  information is presented below about the methods that  can be used to buy  shares  of the  Fund.  Appendix  C contains more information about the special sales charge
                    arrangements  offered by the Fund, and the  circumstances in which  sales  charges  may be reduced or waived for  certain classes of investors.

                    When  you  purchase  shares  of  the  Fund,  your  ownership interest  in the  shares of the Fund will be  recorded  as a book  entry on the  records  of the Fund.  The Fund will not issue or re-register physical share certificates.

               AccountLink.  When shares are purchased through AccountLink, each purchase  must be at least $50 and  shareholders  must invest at least
          $500 before an Asset Builder Plan (described below) can be established on a new account.  Accounts established prior to November 1, 2002 will remain at $25 for  additional  purchases.  Shares will be purchased on the regular business day the Distributor is instructed to initiate the
          Automated Clearing House ("ACH") transfer to buy the shares. Dividends will  begin to accrue on shares  purchased  with the  proceeds  of ACH transfers on the business day the Fund receives  Federal Funds for the purchase through the ACH system before the close of The New York Stock
          Exchange ("the Exchange").  The Exchange normally closes at 4:00 P.M., but may close  earlier on certain  days. If Federal Funds are received on a business day after the close of the Exchange,  the shares will be purchased  and  dividends  will  begin to accrue  on the next  regular business day. The proceeds of ACH  transfers are normally  received by the Fund three days after the transfers are initiated. If the proceeds of  the  ACH  transfer  are  not  received  on  a  timely  basis,  the
          Distributor  reserves  the right to cancel  the  purchase  order.  The
          Distributor  and the  Fund  are not  responsible  for  any  delays  in purchasing shares resulting from delays in ACH transmissions.

                    Reduced Sales  Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the  economies  of sales  efforts and  reduction in expenses realized by the Distributor, dealers and brokers making such
                    sales.   No  sales  charge  is  imposed  in  certain   other
                    circumstances  described in Appendix C to this  Statement of
                    Additional  Information because the Distributor or dealer or broker incurs little or no selling expenses.

               Right of  Accumulation.  To qualify  for the lower  sales  charge rates that apply to larger  purchases of Class A shares,  you and your spouse can add together:

               o Class A and Class B shares  you  purchase  for your  individual accounts  (including  IRAs  and  403(b)  plans),  or  for  your  joint accounts,  or for  trust  or  custodial  accounts  on  behalf  of your children who are minors,

               o Current purchases of Class A and Class B shares of the Fund and other  Oppenheimer  funds to reduce the sales charge rate that applies to  current  purchases  of Class A  shares,  and

     o Class A and Class B shares of Oppenheimer funds you previously  purchased subject to an initial or  contingent  deferred  sales  charge to reduce the sales charge rate for current  purchases of Class A shares,  provided  that you still hold your investment in one of the Oppenheimer funds.

               A fiduciary can count all shares purchased for a trust, estate or other fiduciary account  (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased  and  currently  own to the value of  current  purchases  to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

                         The Oppenheimer  Funds. The Oppenheimer funds are those
                    mutual  funds  for  which  the   Distributor   acts  as  the
                    distributor and currently include the following:

Oppenheimer  AMT-Free  Municipals        Oppenheimer Limited Term Municipal Fund
Oppenheimer AMT-Free New York Municipals

                                        Oppenheimer Main Street Fund

Oppenheimer Balanced Fund              Oppenheimer Main Street Opportunity Fund
Oppenheimer Bond Fund                  Oppenheimer Main Street Small Cap Fund
Oppenheimer California Municipal Fund  Oppenheimer MidCap Fund
Oppenheimer Capital Appreciation Fund  Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Preservation Fund  Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Capital Income Fund        Oppenheimer Principal Protected
                                               Main Street Fund
Oppenheimer Champion Income Fund       Oppenheimer Principal Protected Main Street Fund II
Oppenheimer Convertible
          Securities Fund              Oppenheimer Principal Protected Main Street Fund III
Oppenheimer Developing Markets Fund    Oppenheimer Quest Balanced Fund
Oppenheimer Disciplined
         Allocation Fund               Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Discovery Fund             Oppenheimer Quest International
                                                Value Fund, Inc.
Oppenheimer Emerging Growth Fund       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Emerging
           Technologies Fund           Oppenheimer Quest Value Fund, Inc.
Oppenheimer Enterprise Fund            Oppenheimer Real Asset Fund
Oppenheimer Equity Fund, Inc.          Oppenheimer Real Estate Fund
Oppenheimer Global Fund                Oppenheimer Rochester National Municipals
Oppenheimer Global Opportunities Fund  Oppenheimer Select Value Fund
Oppenheimer Gold & Special
          Minerals Fund                Oppenheimer Senior Floating Rate Fund
Oppenheimer Growth Fund                Oppenheimer Small Cap Value Fund
Oppenheimer High Yield Fund            Oppenheimer Strategic Income Fund
Oppenheimer International Bond Fund    Oppenheimer Total Return Bond Fund
Oppenheimer International Growth Fund  Oppenheimer U.S. Government Trust
Oppenheimer International Small
             Company Fund              Oppenheimer Value Fund
Oppenheimer International Value Fund   Limited-Term New York Municipal Fund
Oppenheimer Limited Term California
             Municipal Fund            Rochester Fund Municipals
Oppenheimer Limited-Term
             Government Fund

And the following money market funds:

Oppenheimer Cash Reserves                 Centennial Government Trust
Oppenheimer Money Market Fund, Inc.       Centennial Money Market Trust
Centennial America Fund, L. P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust    Centennial Tax Exempt Trust

                         There is an initial  sales  charge on the  purchase  of
                    Class A shares of each of the  Oppenheimer  funds  described
                    above  except  the  money  market   funds.   Under   certain
                    circumstances  described  in this  Statement  of  Additional
                    Information,  redemption  proceeds of certain  money  market fund shares may be subject to a  contingent  deferred  sales charge.

                    Letters of Intent.  Under a Letter of Intent ("Letter"),  if
                    you purchase Class A shares or Class A and Class B shares of the Fund  and  other  Oppenheimer  funds  during a  13-month period, you can reduce the sales charge rate that applies to your  purchases of Class A shares.  The total amount of your intended  purchases  of both Class A and Class B shares will determine  the  reduced  sales  charge  rate for the Class A
                    shares  purchased  during  that  period.   You  can  include
                    purchases  made up to 90 days before the date of the Letter.
                    Letters  do not  consider  Class  C or  Class N  shares  you purchase or may have purchased.

                         A Letter is an  investor's  statement in writing to the
                    Distributor  of the intention to purchase  Class A shares or
                    Class  A  and  Class  B  shares  of  the  Fund  (and   other
                    Oppenheimer  funds)  during a 13-month  period (the  "Letter period").  At  the  investor's  request,  this  may  include purchases  made  up to 90  days  prior  to the  date  of the
                    Letter.  The Letter states the investor's  intention to make the  aggregate  amount of  purchases of shares  which,  when added to the  investor's  holdings of shares of those funds, will  equal or exceed the amount  specified  in the  Letter.
                    Purchases made by reinvestment of dividends or distributions of  capital  gains and  purchases  made at net  asset  value without  sales  charge do not count  toward  satisfying  the amount of the Letter.

                         A Letter  enables an  investor to count the Class A and
                    Class B shares  purchased  under the  Letter  to obtain  the reduced  sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies  under the Right of  Accumulation  to current  purchases of Class A shares.  Each  purchase  of Class A shares  under the Letter will be made at the  offering  price  (including  the  sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

                         In   submitting  a  Letter,   the  investor   makes  no
                    commitment to purchase  shares.  However,  if the investor's purchases of shares within the Letter period,  when added to the value (at offering price) of the investor's  holdings of shares  on the  last  day of that  period,  do not  equal or exceed the intended purchase amount,  the investor agrees to pay the additional amount of sales charge applicable to such purchases.  That amount is  described  in "Terms of Escrow,"
                    below  (those terms may be amended by the  Distributor  from time to time).  The  investor  agrees that  shares  equal in value to 5% of the intended  purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow.
                    Also,  the  investor  agrees to be bound by the terms of the
                    Prospectus, this Statement of Additional Information and the application  used for a Letter.  If those terms are amended, as they may be from time to time by the Fund,  the  investor agrees  to be  bound by the  amended  terms  and that  those amendments will apply automatically to existing Letters.

                         If the total eligible  purchases made during the Letter
                    period do not equal or exceed the intended  purchase amount, the concessions  previously paid to the dealer of record for the account and the amount of sales  charge  retained by the
                    Distributor  will be  adjusted  to the rates  applicable  to actual total purchases.  If total eligible  purchases during the Letter  period exceed the intended  purchase  amount and exceed  the  amount  needed to  qualify  for the next  sales charge rate reduction set forth in the Prospectus, the sales charges  paid  will be  adjusted  to the  lower  rate.  That adjustment  will be made only if and when the dealer returns to the  Distributor  the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the  actual  amount of  purchases.  The excess concessions  returned  to the  Distributor  will  be used to purchase additional shares for the investor's account at the net  asset  value  per  share in  effect on the date of such purchase, promptly after the Distributor's receipt thereof.

                         The  Transfer  Agent will not hold shares in escrow for
                    purchases of shares of the Fund and other  Oppenheimer funds by  OppenheimerFunds  prototype 401(k) plans under a Letter.
                    If the intended  purchase amount under a Letter entered into
                    by  an   OppenheimerFunds   prototype  401(k)  plan  is  not
                    purchased by the plan by the end of the Letter period, there
                    will  be  no   adjustment   of   concessions   paid  to  the
                    broker-dealer   or  financial   institution  of  record  for
                    accounts held in the name of that plan.

                         In determining the total amount of purchases made under
                    a  Letter,  shares  redeemed  by the  investor  prior to the termination of the Letter period will be deducted. It is the responsibility  of the dealer of record  and/or the investor to advise the Distributor  about the Letter when placing any purchase  orders for the investor  during the Letter period.
                    All of such purchases must be made through the Distributor.

         |X|  Terms of Escrow That Apply to Letters of Intent.

                         1. Out of the initial purchase (or subsequent purchases
                    if necessary) made pursuant to a Letter,  shares of the Fund equal  in  value up to 5% of the  intended  purchase  amount specified  in the  Letter  shall  be held in  escrow  by the
                    Transfer Agent. For example, if the intended purchase amount is $50,000,  the escrow shall be shares valued in the amount of $2,500  (computed  at the offering  price  adjusted for a
                    $50,000   purchase).   Any   dividends   and  capital  gains
                    distributions on the escrowed shares will be credited to the investor's account.

                         2. If the total minimum investment  specified under the
                    Letter is completed  within the 13-month Letter period,  the escrowed shares will be promptly released to the investor.

                         3. If, at the end of the  13-month  Letter  period  the
                    total  purchases  pursuant  to the  Letter are less than the intended  purchase  amount  specified  in  the  Letter,  the investor  must remit to the  Distributor  an amount equal to the  difference  between the dollar  amount of sales charges actually  paid and the amount of sales  charges  which would have been paid if the total amount  purchased  had been made at a single time. That sales charge adjustment will apply to any shares  redeemed  prior to the completion of the Letter.
                    If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the
                    Distributor will, within sixty days of the expiration of the
                    Letter,  redeem the number of escrowed  shares  necessary to
                    realize  such   difference  in  sales   charges.   Full  and
                    fractional  shares  remaining  after such redemption will be released  from  escrow.  If a request is  received to redeem escrowed  shares  prior to the  payment  of such  additional sales  charge,  the sales  charge will be withheld  from the redemption proceeds.

                         4. By signing  the  Letter,  the  investor  irrevocably
                    constitutes    and   appoints   the   Transfer    Agent   as
                    attorney-in-fact  to  surrender  for  redemption  any or all escrowed shares.

                    5. The shares eligible for purchase under the Letter (or the holding  of which  may be  counted  toward  completion  of a
                    Letter) include:

                    (a) Class A shares  sold with a  front-end  sales  charge or subject to a Class A contingent deferred sales charge,

                    (b)  Class B shares  of  other  Oppenheimer  funds  acquired subject to a contingent deferred sales charge, and

                    (c) Class A or Class B shares acquired by exchange of either
                    (1)  Class A shares of one of the  other  Oppenheimer  funds
                    that  were  acquired   subject  to  a  Class  A  initial  or
                    contingent  deferred  sales  charge or (2) Class B shares of one  of the  other  Oppenheimer  funds  that  were  acquired subject to a contingent deferred sales charge.

                         6. Shares held in escrow  hereunder will  automatically
                    be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the Prospectus entitled  "How to  Exchange  Shares"  and the escrow will be transferred to that other fund.

                    Asset Builder  Plans.  As explained in the  Prospectus,  you
                    must   initially   establish   your   account   with   $500.
                    Subsequently,  you can  establish  an Asset  Builder Plan to automatically  purchase  additional  shares  directly from a bank  account  for as  little  as $50.  For  those  accounts established  prior  to  November  1,  2002  and  which  have
                    previously  established  Asset  Builder  Plans,   additional
                    purchases  will  remain at $25.  Shares  purchased  by Asset
                    Builder Plan  payments from bank accounts are subject to the redemption  restrictions for recent  purchases  described in the  Prospectus.  Asset Builder Plans are available  only if your bank is an ACH member.  Asset  Builder Plans may not be used to buy shares for  OppenheimerFunds  employer-sponsored qualified  retirement  accounts.  Asset  Builder  Plans also enable  shareholders  of  Oppenheimer  Cash  Reserves to use their fund  account to make monthly  automatic  purchases of shares of up to four other Oppenheimer funds.

                         If you make payments from your bank account to purchase
                    shares  of the  Fund,  your  bank  account  will be  debited automatically.  Normally the debit will be made two business days  prior to the  investment  dates you  selected  on your application. Neither the Distributor, the Transfer Agent nor the Fund shall be  responsible  for any delays in purchasing shares that result from delays in ACH transmissions.

                         Before you establish Asset Builder payments, you should
                    obtain  a  prospectus  of the  selected  fund(s)  from  your financial  advisor  (or  the  Distributor)  and  request  an application from the  Distributor.  Complete the application and  return  it.  You may  change  the  amount of your Asset
                    Builder   payment  or  you  can  terminate  these  automatic
                    investments  at any time by writing to the  Transfer  Agent.
                    The   Transfer   Agent   requires   a   reasonable    period
                    (approximately  10 days) after receipt of your  instructions to  implement  them.  The Fund  reserves the right to amend, suspend or  discontinue  offering Asset Builder plans at any time without prior notice.

                    Retirement  Plans.  Certain  types of  retirement  plans are entitled  to  purchase  shares  of the  Fund  without  sales charges or at reduced sales charge rates, as described in an
                    Appendix  to  this  Statement  of  Additional   Information.
                    Certain special sales charge arrangements  described in that
                    Appendix  apply  to  retirement   plans  whose  records  are
                    maintained  on a daily  valuation  basis  by  Merrill  Lynch
                    Pierce  Fenner  &  Smith,  Inc.   ("Merrill  Lynch")  or  an
                    independent  record  keeper  that has a contract  or special arrangement  with  Merrill  Lynch.  If on the  date the plan sponsor  signed the Merrill  Lynch  record  keeping  service agreement  the plan  has  less  than $1  million  in  assets
                    invested  in  applicable   investments  (other  than  assets
                    invested in money market funds),  then the  retirement  plan may purchase only Class C shares of the  Oppenheimer  funds.
                    If on the date the plan  sponsor  signed the  Merrill  Lynch record keeping service  agreement the plan has $1 million or more in assets but less than $5  million in assets  invested in  applicable  investments  (other than assets  invested in money market funds),  then the retirement  plan may purchase only Class N shares of the Oppenheimer funds. If on the date the plan sponsor  signed the Merrill  Lynch  record  keeping service  agreement the plan has $5 million or more in assets
                    invested  in  applicable   investments  (other  than  assets
                    invested in money market funds),  then the  retirement  plan may purchase only Class A shares of the Oppenheimer funds.

                         OppenheimerFunds  has entered  into  arrangements  with
                    certain   record   keepers   whereby  the   Transfer   Agent
                    compensates  the record  keeper for its record  keeping  and account  servicing  functions  that it performs on behalf of the participant  level accounts of a retirement  plan. While such  compensation may act to reduce the record keeping fees
                    charged  by  the  retirement  plan's  record  keeper,   that
                    compensation  arrangement  may be  terminated  at any  time, potentially affecting the record keeping fees charged by the retirement plan's record keeper.

                    Cancellation  of Purchase  Orders.  Cancellation of purchase orders for the Fund's shares (for  example,  when a purchase check is  returned to the Fund  unpaid)  causes a loss to be incurred  when the net asset values of the Fund's  shares on the  cancellation  date is less than on the  purchase  date.
                    That loss is equal to the  amount of the  decline in the net asset value per share  multiplied by the number of shares in the purchase  order.  The investor is  responsible  for that loss. If the investor  fails to compensate  the Fund for the loss, the Distributor will do so. The Fund may reimburse the
                    Distributor  for that  amount by  redeeming  shares from any account  registered in that investor's  name, or the Fund or the Distributor may seek other redress.

                    Classes  of  Shares.  Each  class  of  shares  of  the  Fund represents an interest in the same  portfolio of investments of the Fund. However,  each class has different  shareholder privileges  and  features.  The net income  attributable  to
                    Class B, Class C or Class N shares and the dividends payable on Class B,  Class C or Class N shares  will be  reduced  by incremental  expenses  borne  solely  by that  class.  Those expenses  include  the  asset-based  sales  charges to which
                    Class B, Class C and Class N shares are subject.

                         The availability of different classes of shares permits
                    an investor to choose the method of  purchasing  shares that is more appropriate for the investor. That may depend on the amount of the  purchase,  the  length  of time the  investor expects to hold shares,  and other  relevant  circumstances.
                    Class A shares normally are sold subject to an initial sales charge.  While  Class B, Class C and Class N shares  have no initial  sales  charge,  the purpose of the  deferred  sales charge and asset-based  sales charge on Class B, Class C and
                    Class N  shares  is the  same as that of the  initial  sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the  Fund.  A  salesperson  who is  entitled  to  receive compensation  from his or her firm for  selling  Fund shares may receive different levels of compensation for selling one class of shares rather than another.

                         The  Distributor  will not accept a  purchase  order of
                    $100,000  or more for Class B shares or a purchase  order of
                    $1 million or more to purchase Class C shares on behalf of a single  investor  (not  including  dealer  "street  name" or omnibus accounts).

                         |X| Class A Shares  Subject  to a  Contingent  Deferred
                    Sales  Charge.  For purchases of Class A shares at net asset value whether or not subject to a contingent  deferred sales charge as described in the Prospectus,  no sales concessions will be paid to the broker-dealer of record, as described in the  Prospectus,  on sales of Class A shares  purchased with the  redemption  proceeds  of shares of another  mutual fund offered  as an  investment  option in a  retirement  plan in which  Oppenheimer  funds  are also  offered  as  investment options under a special arrangement with the Distributor, if the purchase  occurs more than 30 days after the Oppenheimer funds are added as an  investment  option  under  that plan.
                    Additionally,  that concession will not be paid on purchases of  Class A  shares  by a  retirement  plan  made  with  the redemption  proceeds  of  Class  N  shares  of one  or  more
                    Oppenheimer funds held by the plan for more than 18 months.

                         |X| Class B Conversion.  Under current  interpretations
                    of applicable federal income tax law by the Internal Revenue
                    Service,  the conversion of Class B shares to Class A shares
                    72 months after  purchase is not treated as a taxable  event for the shareholder. If those laws or the IRS interpretation of  those  laws  should  change,  the  automatic  conversion
                    feature  may  be  suspended.   In  that  event,  no  further
                    conversions  of  Class  B  shares  would  occur  while  that suspension remained in effect. Although Class B shares could then  be  exchanged  for  Class A  shares  on the  basis  of relative  net asset  value of the two  classes,  without the imposition  of a sales charge or fee,  such  exchange  could constitute a taxable event for the  shareholder,  and absent such  exchange,  Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

                         |X| Availability of Class N Shares.  In addition to the
                    description  of the  types of  retirement  plans  which  may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

                    o to all rollover IRAs (including SEP IRAs and SIMPLE IRAs),

                    o to all rollover  contributions  made to Individual  401(k)
                    plans,  Profit-Sharing  Plans  and  Money  Purchase  Pension
                    Plans,

                    o to all direct  rollovers  from  OppenheimerFunds-sponsored
                    Pinnacle and Ascender retirement plans,

                    o to all trustee-to-trustee IRA transfers,

                    o to all 90-24 type 403(b) transfers,

                    o to Group  Retirement  Plans (as  defined in  Appendix C to this Statement of Additional Information) which have entered into a  special  agreement  with  the  Distributor  for that purpose,

                    o to Retirement  Plans  qualified  under Sections  401(a) or
                    401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special  agreement with the Distributor,

                    o to Retirement  Plans of a plan sponsor where the aggregate assets of all such plans invested in the  Oppenheimer  funds is $500,000 or more,

                    o to  OppenheimerFunds-sponsored  Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds, and

                    o to  certain  customers  of  broker-dealers  and  financial advisors that are identified in a special  agreement between the  broker-dealer or financial  advisor and the Distributor for that purpose.

                         The sales  concession  and the  advance of the  service
                    fee, as  described  in the  Prospectus,  will not be paid to dealers of record on sales of Class N shares on:

                    o purchases of Class N shares in amounts of $500,000 or more by a  retirement  plan that pays for the  purchase  with the redemption  proceeds  of  Class  A  shares  of one  or  more
                    Oppenheimer    funds   (other   than   rollovers   from   an
                    OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan to any IRA invested in the Oppenheimer funds),

                    o purchases of Class N shares in amounts of $500,000 or more by a  retirement  plan that pays for the  purchase  with the redemption  proceeds  of  Class  C  shares  of one  or  more
                    Oppenheimer  funds  held by the plan for more  than one year
                    (other  than  rollovers  from an  OppenheimerFunds-sponsored
                    Pinnacle or Ascender  401(k) plan to any IRA invested in the
                    Oppenheimer funds), and

                    o   on    purchases    of    Class    N    shares    by   an
                    OppenheimerFunds-sponsored  Pinnacle or Ascender 401(k) plan made with the  redemption  proceeds of Class A shares of one or more Oppenheimer funds.

                         No sales  concessions will be paid to the broker-dealer
                    of record, as described in the Prospectus, on sales of Class
                    N shares purchased with the redemption proceeds of shares of another  mutual fund  offered as an  investment  option in a retirement plan in which  Oppenheimer funds are also offered as investment  options under a special  arrangement with the
                    Distributor,  if the purchase occurs more than 30 days after the  Oppenheimer  funds  are added as an  investment  option under that plan.

                         |X|  Allocation  of  Expenses.  The Fund pays  expenses
                    related to its daily  operations,  such as  custodian  fees,
                    Trustees'  fees,   transfer  agency  fees,  legal  fees  and
                    auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by  shareholders.  However, those  expenses  reduce the net asset values of shares,  and therefore are indirectly borne by shareholders through their investment.

                         The  methodology  for  calculating the net asset value,
                    dividends  and  distributions  of the Fund's  share  classes recognizes two types of expenses.  General  expenses that do not pertain  specifically to any one class are allocated pro rata to the shares of all classes.  The  allocation is based on the  percentage  of  the  Fund's  total  assets  that  is represented by the assets of each class, and then equally to each  outstanding  share within a given class.  Such general expenses  include  management fees,  legal,  bookkeeping and audit  fees,  printing  and  mailing  costs  of  shareholder reports, Prospectuses,  Statements of Additional Information and  other  materials  for  current  shareholders,  fees  to unaffiliated  Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest, taxes and brokerage commissions,  and non-recurring  expenses, such as litigation costs.

                         Other  expenses  that are  directly  attributable  to a
                    particular  class are allocated  equally to each outstanding share within that class.  Examples of such expenses  include distribution  and service  plan (12b-1)  fees,  transfer and
                    shareholder   servicing   agent  fees  and   expenses,   and
                    shareholder  meeting  expenses  (to  the  extent  that  such expenses pertain only to a specific class).

                         Fund Account Fees. As stated in the  Prospectus,  a $12
                    annual  "Minimum  Balance  Fee" is  assessed  on  each  Fund account  with a share  balance  valued  under $500.  The Low
                    Balance Fee is  automatically  deducted  from each such Fund account  on or about  the  second  to last  business  day of
                    September.

                         Listed  below are  certain  cases in which the Fund has
                    elected,  in its discretion,  not to assess the Fund Account
                    Fees. These exceptions are subject to change:

                         A  fund  account  whose  shares  were  acquired   after
                    September 30th of the prior year;

                         o A fund account  that has a balance  below $500 due to
                    the  automatic  conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have  been  converted  to  Class A  shares  the new  account balance may become subject to the Minimum Balance Fee;

                         o Accounts of  shareholders  who elect to access  their
                    account documents electronically via eDoc Direct;

                         o A fund account that has only certificated shares and,
                    has a balance below $500 and is being escheated;

                         o   Accounts   of   shareholders   that   are  held  by
                    broker-dealers under the NSCC Fund/SERV system;

                         o Accounts held under the  Oppenheimer  Legacy  Program
                    and/or holding certain Oppenheimer Variable Account Funds;

                         o  Omnibus  accounts  holding  shares  pursuant  to the
                    Pinnacle,   Ascender,  Custom  Plus,  Recordkeeper  Pro  and
                    Pension Alliance Retirement Plan programs; and

                         o A fund  account  that  falls  below the $500  minimum
                    solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

                         To access account  documents  electronically  via eDocs
                    Direct,  please  visit the Service  Center on our website at
                    www.oppenheimerfunds.com    or   call   1.888.470.0862   for
                    instructions.

                         The Fund  reserves the authority to modify Fund Account
                    Fees in its discretion.

                    Determination  of Net Asset Values Per Share.  The net asset values  per  share of each  class of  shares of the Fund are determined  as of the close of business  of the  Exchange on each day that the Exchange is open. The  calculation is done by dividing the value of the Fund's net assets  attributable to a class by the  number of shares of that  class  that are outstanding.  The  Exchange  normally  closes at 4:00  P.M.,
                    Eastern time,  but may close earlier on some other days (for example,  in case of weather  emergencies or on days falling before  a U.S.  holiday).  All  references  to  time in this
                    Statement of Additional Information mean "Eastern time." The
                    Exchange's most recent annual announcement (which is subject to change)  states  that it will  close on New  Year's  Day,
                    Martin Luther King, Jr. Day,  Presidents'  Day, Good Friday,
                    Memorial Day,  Independence Day, Labor Day, Thanksgiving Day
                    and Christmas Day. It may also close on other days.

                         Dealers other than Exchange members may conduct trading
                    in  certain  securities  on days on which  the  Exchange  is closed (including  weekends and holidays) or after 4:00 P.M.
                    on a regular  business  day.  Because  the  Fund's net asset values will not be calculated on those days,  the Fund's net asset values per share may be significantly affected on such days when  shareholders  may not purchase or redeem  shares.
                    Additionally,  trading on European and Asian stock exchanges and  over-the-counter  markets  normally is completed before the close of the Exchange.

                         Changes in the values of  securities  traded on foreign
                    exchanges  or markets as a result of events that occur after the prices of those  securities are  determined,  but before the  close of the  Exchange,  will not be  reflected  in the
                    Fund's  calculation  of its net asset values that day unless the Manager  determines that the event is likely to effect a material  change in the value of the security.  The Manager, or  an  internal  valuation  committee  established  by  the
                    Manager,  as  applicable,  may establish a valuation,  under procedures  established  by the  Board  and  subject  to the approval,  ratification and confirmation by the Board at its next ensuing meeting.

                         Securities Valuation.  The Fund's Board of Trustees has
                    established  procedures  for  the  valuation  of the  Fund's securities. In general those procedures are as follows:

                         Equity securities traded on a U.S.  securities exchange
                    or on Nasdaq(R)are valued as follows:

                         (1) if last sale  information  is  regularly  reported,
                    they are  valued  at the  last  reported  sale  price on the principal exchange on which they are traded or on Nasdaq, as applicable, on that day, or

                         (2) if last  sale  information  is not  available  on a
                    valuation  date,  they are valued at the last  reported sale price  preceding  the  valuation  date if it is  within  the spread  of the  closing  "bid"  and  "asked"  prices  on the valuation date or, if not, at the closing "bid" price on the valuation date.

                         Equity  securities  traded  on  a  foreign   securities
                    exchange generally are valued in one of the following ways:

                         (1) at the last sale  price  available  to the  pricing
                    service approved by the Board of Trustees, or

                         (2) at the last sale price obtained by the Manager from
                    the report of the  principal  exchange on which the security is  traded at its last  trading  session  on or  immediately before the valuation date, or

                         (3) at the mean  between the "bid" and  "asked"  prices
                    obtained from the  principal  exchange on which the security is traded or, on the basis of reasonable  inquiry,  from two market makers in the security.

                         Long-term debt securities  having a remaining  maturity
                    in excess of 60 days are  valued  based on the mean  between the "bid"  and  "asked"  prices  determined  by a  portfolio pricing service  approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

                         The following securities are valued at the mean between
                    the "bid" and "asked" prices determined by a pricing service approved by the Fund's  Board of Trustees or obtained by the
                    Manager from two active market makers in the security on the basis of reasonable inquiry:

                         (1) debt  instruments that have a maturity of more than
                    397 days when issued,

                         (2) debt instruments that had a maturity of 397 days or
                    less when issued and have a remaining  maturity of more than
                    60 days, and

                         (3)  non-money  market  debt  instruments  that  had  a
                    maturity  of 397 days or less when  issued  and which have a remaining maturity of 60 days or less.

                         The following  securities are valued at cost,  adjusted
                    for amortization of premiums and accretion of discounts:

                         (1) money  market debt  securities  held by a non-money
                    market  fund that had a maturity  of less than 397 days when issued  that have a  remaining  maturity of 60 days or less,
                    and

                         (2) debt  instruments  held by a money market fund that
                    have a remaining  maturity  of 397 days or less.  Securities
                    (including     restricted     securities)     not     having
                    readily-available market quotations are valued at fair value determined under the Board's  procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security  may be  priced at the mean  between  the "bid" and
                    "asked"  prices  provided by a single  active  market  maker
                    (which in certain cases may be the "bid" price if no "asked"
                    price is available).

                         In   the   case   of   U.S.   government    securities,
                    mortgage-backed  securities,  corporate  bonds  and  foreign government  securities,  when last sale  information  is not generally  available,  the Manager may use pricing  services approved by the Board of Trustees.  The pricing  service may use  "matrix"  comparisons  to  the  prices  for  comparable instruments  on the basis of  quality,  yield and  maturity.
                    Other  special   factors  may  be  involved   (such  as  the
                    tax-exempt   status  of  the  interest   paid  by  municipal
                    securities).  The Manager  will  monitor the accuracy of the pricing  services.  That  monitoring  may include  comparing prices used for  portfolio  valuation to actual sales prices of selected securities.

                         The  closing  prices  in the  London  foreign  exchange
                    market on a particular business day that are provided to the
                    Manager  by a bank,  dealer  or  pricing  service  that  the
                    Manager  has  determined  to be  reliable  are used to value
                    foreign  currency,   including  forward  contracts,  and  to
                    convert to U.S.  dollars  securities that are denominated in foreign currency.

                         Puts,  calls,  and  futures are valued at the last sale
                    price on the principal  exchange on which they are traded or on Nasdaq, as applicable, as determined by a pricing service approved  by the Board of  Trustees  or by the  Manager.  If there  were no sales  that day,  they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing  "bid" and  "asked"  prices on the principal  exchange or on Nasdaq on the  valuation  date. If not,  the  value  shall  be the  closing  bid  price  on the principal  exchange or on Nasdaq on the  valuation  date. If the put,  call or future is not traded on an  exchange or on
                    Nasdaq,  it shall be  valued by the mean  between  "bid" and
                    "asked"  prices  obtained  by the  Manager  from two  active market  makers.  In  certain  cases that may be at the "bid"
                    price if no "asked" price is available.

                         When the Fund writes an option,  an amount equal to the
                    premium  received  is included  in the Fund's  Statement  of
                    Assets and Liabilities as an asset. An equivalent  credit is included in the  liability  section.  The credit is adjusted
                    ("marked-to-market")  to reflect the current market value of the option.  In determining  the Fund's gain on investments, if a call  or put  written  by the  Fund is  exercised,  the proceeds are increased by the premium received. If a call or put written by the Fund expires,  the Fund has a gain in the amount of the  premium.  If the Fund  enters  into a closing purchase transaction, it will have a gain or loss, depending on whether  the premium  received  was more or less than the cost of the closing transaction. If the Fund exercises a put it holds,  the amount the Fund  receives  on its sale of the underlying  investment  is  reduced by the amount of premium paid by the Fund.

How to Sell Shares

                         The  information   below   supplements  the  terms  and
                    conditions for redeeming shares set forth in the Prospectus.

                         Checkwriting.  When a  check  is  presented  to  United
                    Missouri Bank (the "Bank") for clearance,  the Bank will ask
                    the  Fund  to  redeem  a  sufficient   number  of  full  and
                    fractional shares in the shareholder's  account to cover the amount  of  the  check.  This  enables  the  shareholder  to continue receiving dividends on those shares until the check is  presented to the Fund.  Checks may not be presented  for payment at the  offices of the Bank or the Fund's  custodian bank.  This limitation does not affect the use of checks for the payment of bills or to obtain cash at other  banks.  The
                    Fund  reserves  the right to amend,  suspend or  discontinue offering checkwriting  privileges at any time. The Fund will provide  you  notice  whenever  it is  required  to do so by applicable law.

                         In  choosing  to  take  advantage  of the  Checkwriting
                    privilege,   by  signing  the  account   application  or  by
                    completing a Checkwriting card, each individual who signs:

                    (1) for individual  accounts,  represents  that they are the registered  owner(s)  of the  shares  of the  Fund  in  that account;

                    (2) for accounts for corporations,  partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);

                    (3)  authorizes  the Fund,  its Transfer  Agent and any bank through which the Fund's drafts  (checks) are payable to pay all checks drawn on the Fund account of such  person(s)  and to redeem a sufficient amount of shares from that account to cover payment of each check;

                    (4) specifically  acknowledges that if they choose to permit checks  to be  honored  if there is a  single  signature  on
                    checks  drawn  against  joint  accounts,   or  accounts  for
                    corporations,  partnerships,  trusts or other entities,  the signature of any one signatory on a check will be sufficient to authorize  payment of that check and redemption  from the account,  even if that account is registered in the names of more than one person or more than one  authorized  signature appears  on the  Checkwriting  card or the  application,  as applicable;

                    (5)  understands  that  the  Checkwriting  privilege  may be terminated  or  amended  at any time by the Fund  and/or the
                    Fund's bank; and

                    (6)  acknowledges  and agrees that  neither the Fund nor its bank  shall  incur  any  liability  for  that  amendment  or termination  of  checkwriting  privileges  or for  redeeming shares  to pay  checks  reasonably  believed  by  them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

                    Sending  Redemption  Proceeds  by Federal  Funds  Wire.  The
                    Federal Funds wire of redemption  proceeds may be delayed if the Fund's  custodian bank is not open for business on a day when the Fund would normally  authorize the wire to be made, which is  usually  the  Fund's  next  regular  business  day following the redemption.  In those circumstances,  the wire will not be transmitted  until the next bank business day on which the Fund is open for  business.  No dividends  will be paid on the proceeds of redeemed shares awaiting transfer by
                    Federal Funds wire.

                    Reinvestment Privilege. Within six months of a redemption, a shareholder  may  reinvest  all or  part  of the  redemption proceeds of:

                    o Class A  shares  purchased  subject  to an  initial  sales charge  or Class A shares  on  which a  contingent  deferred sales charge was paid, or

                    o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

                         The  reinvestment may be made without sales charge only
                    in  Class  A  shares  of  the  Fund  or  any  of  the  other
                    Oppenheimer   funds  into  which  shares  of  the  Fund  are
                    exchangeable as described in "How to Exchange Shares" below.
                    Reinvestment  will be at the net asset  value next  computed after the Transfer  Agent receives the  reinvestment  order.
                    The  shareholder  must  ask  the  Transfer  Agent  for  that privilege at the time of  reinvestment.  This privilege does not apply to Class C,  Class N or Class Y  shares.  The Fund may  amend,  suspend  or cease  offering  this  reinvestment privilege at any time as to shares  redeemed  after the date of such amendment, suspension or cessation.

                         Any capital gain that was realized when the shares were
                    redeemed is  taxable,  and  reinvestment  will not alter any capital  gains tax payable on that gain. If there has been a capital loss on the redemption,  some or all of the loss may not be tax deductible, depending on the timing and amount of the  reinvestment.  Under the Internal  Revenue Code, if the redemption  proceeds of Fund shares on which a sales  charge was paid are  reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge,  the  shareholder's  basis in the shares of the Fund that were  redeemed  may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized  from the redemption.  However,  in that case the sales  charge  would  be added  to the  basis of the  shares acquired by the reinvestment of the redemption proceeds.

                         Payments "In Kind". The Prospectus  states that payment
                    for shares  tendered for  redemption is  ordinarily  made in cash.  However,  under certain  circumstances,  the Board of
                    Trustees  of  the  Fund  may  determine  that  it  would  be
                    detrimental   to  the  best   interests  of  the   remaining
                    shareholders  of the Fund to make  payment  of a  redemption order wholly or partly in cash.  In that case,  the Fund may pay  the  redemption  proceeds  in  whole  or in  part  by a
                    distribution  "in  kind"  of  liquid   securities  from  the
                    portfolio of the Fund, in lieu of cash.

                         The Fund has elected to be governed by Rule 18f-1 under
                    the  Investment  Company Act.  Under that rule,  the Fund is obligated to redeem  shares  solely in cash up to the lesser of  $250,000  or 1% of the net assets of the Fund during any
                    90-day  period  for  any  one  shareholder.  If  shares  are redeemed  in kind,  the  redeeming  shareholder  might incur brokerage or other costs in selling the securities for cash.
                    The Fund will value  securities  used to pay  redemptions in kind  using  the  same  method  the Fund  uses to value  its portfolio securities described above under "Determination of
                    Net Asset Values Per Share." That  valuation will be made as of the time the redemption price is determined.

                    Involuntary  Redemptions.  The Fund's  Board of Trustees has
                    the right to cause the involuntary  redemption of the shares held in any  account  if the  aggregate  net asset  value of those shares is less than $200 or such lesser  amount as the
                    Board  may fix.  The Board  will not  cause the  involuntary redemption  of shares in an  account  if the  aggregate  net asset  value of such  shares  has  fallen  below the  stated
                    minimum  solely as a result of market  fluctuations.  If the
                    Board exercises this right, it may also fix the requirements for any notice to be given to the  shareholders  in question
                    (not  less than 30 days).  The Board may  alternatively  set requirements for the shareholder to increase the investment, or set other terms and  conditions  so that the shares would not be involuntarily redeemed.

                    Transfers  of Shares.  A transfer  of shares to a  different registration  is not an event that  triggers  the payment of sales  charges.  Therefore,  shares  are not  subject to the payment of a contingent  deferred  sales charge of any class at the time of  transfer  to the name of  another  person or entity.  It does not matter  whether the transfer  occurs by absolute assignment, gift or bequest, as long as it does not involve,  directly  or  indirectly,  a  public  sale  of the shares.  When shares subject to a contingent  deferred sales charge are transferred,  the transferred  shares will remain subject to the contingent  deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred  shares in the same  manner and at the same time as the transferring shareholder.

                         If  less  than  all  shares  held  in  an  account  are
                    transferred,  and some  but not all  shares  in the  account would be subject to a  contingent  deferred  sales charge if redeemed at the time of transfer,  the priorities  described in  the  Prospectus  under  "How  to  Buy  Shares"  for  the imposition  of the Class B,  Class C and Class N  contingent deferred  sales charge will be followed in  determining  the order in which shares are transferred.

                    Distributions   From   Retirement   Plans.    Requests   for
                    distributions    from    OppenheimerFunds-sponsored    IRAs,
                    SEP-IRAs,  SIMPLE IRAs,  403(b)(7)  custodial plans,  401(k)
                    plans or pension or profit-sharing plans should be addressed to  "Trustee,  OppenheimerFunds  Retirement  Plans," c/o the
                    Transfer Agent at its address listed in "How To Sell Shares"
                    in the  Prospectus or on the back cover of this Statement of
                    Additional Information. The request must:

                    (1) state the reason for the distribution;

                    (2) state the  owner's  awareness  of tax  penalties  if the distribution is premature; and

                    (3) conform to the  requirements  of the plan and the Fund's other redemption requirements.

                         Participants  (other than  self-employed plan sponsors)
                    in  OppenheimerFunds-sponsored   pension  or  profit-sharing
                    plans  with  shares of the Fund held in the name of the plan or its  fiduciary  may not directly  request  redemption  of their  accounts.  The plan  administrator  or fiduciary must sign the request.

                         Distributions from pension and profit sharing plans are
                    subject to special  requirements  under the Internal Revenue
                    Code and  certain  documents  (available  from the  Transfer
                    Agent) must be completed and submitted to the Transfer Agent before  the  distribution  may be made.  Distributions  from retirement  plans are  subject to  withholding  requirements
                    under  the  Internal   Revenue  Code,   and  IRS  Form  W-4P
                    (available from the Transfer Agent) must be submitted to the
                    Transfer  Agent  with  the  distribution   request,  or  the
                    distribution  may be  delayed.  Unless the  shareholder  has
                    provided   the   Transfer   Agent  with  a   certified   tax
                    identification  number,  the Internal  Revenue Code requires that  tax be  withheld  from  any  distribution  even if the shareholder  elects not to have tax withheld.  The Fund, the
                    Manager,  the Distributor,  and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the  conditions  of  applicable  tax  laws  and  will not be responsible  for any tax  penalties  assessed in  connection with a distribution.

                    Special  Arrangements  for Repurchase of Shares from Dealers
                    and  Brokers.   The  Distributor  is  the  Fund's  agent  to
                    repurchase its shares from authorized  dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to  arrange  this type of  redemption.  The repurchase  price per share will be the net asset value next computed after the  Distributor  receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase  order from a dealer or broker after the close of the Exchange on a regular business day, it will be processed at that day's net asset  value if the order was  received by the dealer or broker  from its  customers  prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00
                    P.M., but may do so earlier on some days. Additionally,  the order  must have been  transmitted  to and  received  by the
                    Distributor   prior  to  its  close  of  business  that  day
                    (normally 5:00 P.M.).

                         Ordinarily,  for accounts  redeemed by a  broker-dealer
                    under this  procedure,  payment  will be made  within  three business  days after the shares have been  redeemed upon the
                    Distributor's  receipt of the required redemption  documents in proper form. The signature(s) of the registered owners on the redemption  documents must be guaranteed as described in the Prospectus.

                    Automatic  Withdrawal and Exchange Plans.  Investors  owning shares of the Fund  valued  at $5,000 or more can  authorize the Transfer  Agent to redeem  shares  (having a value of at
                    least   $50)   automatically   on  a   monthly,   quarterly,
                    semi-annual  or annual basis under an  Automatic  Withdrawal
                    Plan.  Shares will be redeemed  three business days prior to the date  requested  by the  shareholder  for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be  requested  by  telephone  if payments  are to be made by check payable to all  shareholders of record.  Payments must also be sent to the  address of record for the  account  and the address must not have been  changed  within the prior 30
                    days.      Required     minimum      distributions      from
                    OppenheimerFunds-sponsored   retirement  plans  may  not  be
                    arranged on this basis.

                         Payments are normally made by check,  but  shareholders
                    having AccountLink  privileges (see "How To Buy Shares") may
                    arrange  to  have   Automatic   Withdrawal   Plan   payments
                    transferred  to the bank account  designated  on the account application or by signature-guaranteed  instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic  Withdrawal Plan three business days before the
                    payment   transmittal   date  you  select  in  the   account
                    application.  If a contingent  deferred sales charge applies to the  redemption,  the amount of the check or payment will be reduced accordingly.

                         The Fund cannot  guarantee  receipt of a payment on the
                    date  requested.  The Fund  reserves  the  right  to  amend, suspend  or  discontinue  offering  these  plans at any time without prior notice.  Because of the sales charge  assessed on Class A share  purchases,  shareholders  should  not make
                    regular   additional   Class   A   share   purchases   while
                    participating  in an  Automatic  Withdrawal  Plan.  Class B,
                    Class  C and  Class  N  shareholders  should  not  establish
                    automatic   withdrawal  plans,   because  of  the  potential
                    imposition of the  contingent  deferred sales charge on such withdrawals  (except  where the Class B,  Class C or Class N contingent  deferred  sales charge is waived as described in
                    Appendix C to this Statement of Additional Information).

                         By requesting an Automatic Withdrawal or Exchange Plan,
                    the  shareholder  agrees to the terms  and  conditions  that apply to such plans, as stated below.  These  provisions may be  amended  from  time  to  time  by the  Fund  and/or  the
                    Distributor. When adopted, any amendments will automatically apply to existing Plans.

                         |X|  Automatic   Exchange   Plans.   Shareholders   can
                    authorize  the Transfer  Agent to exchange a  pre-determined amount of shares of the Fund for shares (of the same  class)
                    of  other  Oppenheimer  funds  automatically  on a  monthly, quarterly,  semi-annual  or annual  basis under an Automatic
                    Exchange  Plan.  The minimum amount that may be exchanged to each  other  fund  account  is $50.  Instructions  should be
                    provided   on   the    OppenheimerFunds    Application    or
                    signature-guaranteed  instructions.   Exchanges  made  under
                    these  plans are subject to the  restrictions  that apply to exchanges  as set forth in "How to  Exchange  Shares" in the
                    Prospectus   and  below  in  this  Statement  of  Additional
                    Information.

                         Automatic   Withdrawal   Plans.  Fund  shares  will  be
                    redeemed as necessary to meet  withdrawal  payments.  Shares acquired  without a sales  charge  will be  redeemed  first.
                    Shares acquired with reinvested  dividends and capital gains distributions  will be  redeemed  next,  followed  by shares acquired  with a sales  charge,  to the extent  necessary to
                    make   withdrawal   payments.   Depending  upon  the  amount
                    withdrawn,   the  investor's   principal  may  be  depleted.
                    Payments  made under these plans should not be considered as a yield or income on your investment.

                         The  Transfer  Agent  will  administer  the  investor's
                    Automatic  Withdrawal  Plan as agent for the  shareholder(s)
                    (the  "Planholder") who executed the plan  authorization and application  submitted  to the Transfer  Agent.  Neither the
                    Fund nor the Transfer Agent shall incur any liability to the
                    Planholder for any action taken or not taken by the Transfer
                    Agent  in  good  faith  to   administer   the  plan.   Share
                    certificates  will  not be  issued  for  shares  of the Fund purchased  for and held  under  the plan,  but the  Transfer
                    Agent  will  credit  all such  shares to the  account of the
                    Planholder   on  the   records   of  the  Fund.   Any  share
                    certificates   held  by  a  Planholder  may  be  surrendered
                    unendorsed to the Transfer  Agent with the plan  application so that the shares  represented  by the  certificate  may be held under the plan.

                         For  accounts  subject to Automatic  Withdrawal  Plans,
                    distributions  of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

                         Shares will be redeemed to make withdrawal  payments at
                    the net asset value per share  determined on the  redemption
                    date.  Checks  or  AccountLink  payments   representing  the
                    proceeds of Plan  withdrawals  will normally be  transmitted three  business  days prior to the date selected for receipt of the payment, according to the choice specified in writing by the  Planholder.  Receipt of payment on the date selected cannot be guaranteed.

                         The amount and the  interval of  disbursement  payments
                    and  the  address  to  which  checks  are  to be  mailed  or
                    AccountLink  payments  are to be sent may be  changed at any time by the Planholder by writing to the Transfer Agent. The
                    Planholder  should  allow at least  two  weeks'  time  after mailing such notification for the requested change to be put in effect.  The  Planholder  may, at any time,  instruct the
                    Transfer  Agent by written notice to redeem all, or any part of, the shares  held under the plan.  That notice must be in proper  form in  accordance  with  the  requirements  of the then-current  Prospectus  of the  Fund.  In that  case,  the
                    Transfer Agent will redeem the number of shares requested at the net asset  value  per  share in  effect  and will mail a check for the proceeds to the Planholder.

                         The  Planholder  may  terminate  a plan at any  time by
                    writing  to the  Transfer  Agent.  The Fund  may  also  give directions  to the Transfer  Agent to terminate a plan.  The
                    Transfer  Agent will also  terminate a plan upon its receipt of evidence  satisfactory to it that the Planholder has died or is legally  incapacitated.  Upon termination of a plan by the  Transfer  Agent or the Fund,  shares that have not been redeemed will be held in uncertificated  form in the name of
                    the   Planholder.   The   account   will   continue   as   a
                    dividend-reinvestment,  uncertificated  account  unless  and until proper  instructions are received from the Planholder, his or her  executor  or  guardian,  or  another  authorized person.

                         To use Class A shares held under the plan as collateral
                    for a debt, the Planholder may request issuance of a portion of the shares in  certificated  form.  Upon written  request from the  Planholder,  the Transfer Agent will determine the number  of  shares  for  which a  certificate  may be issued without  causing  the  withdrawal  checks to stop.  However, should such  uncertificated  shares become  exhausted,  Plan withdrawals will terminate.

                         If the Transfer  Agent ceases to act as transfer  agent
                    for  the  Fund,  the  Planholder  will  be  deemed  to  have appointed  any successor  transfer  agent to act as agent in administering the plan.

How to Exchange Shares

                    As stated in the Prospectus, shares of a particular class of
                    Oppenheimer  funds  having more than one class of shares may be  exchanged  only for  shares  of the same  class of other
                    Oppenheimer  funds.  Shares of Oppenheimer funds that have a single class without a class  designation  are deemed "Class
                    A" shares for this  purpose.  You can obtain a current  list showing which funds offer which classes of shares by calling the Distributor.

                    o All of the  Oppenheimer  funds currently offer Class A, B,
                    C, N and Y shares with the following exceptions:

The following funds only offer Class A shares:
Centennial America Fund, L.P.            Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust   Centennial Tax Exempt Trust
Centennial Government Trust              Oppenheimer Money Market Fund, Inc.
     Centennial Money Market Trust

     The following funds do not offer Class N shares:

     Oppenheimer AMT-Free Municipals    Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer AMT-Free
          New York Municipals         Oppenheimer Rochester National Municipals
     Oppenheimer California
           Municipal Fund             Limited Term New York Municipal Fund
     Oppenheimer Limited Term
            Municipal Fund            Oppenheimer Senior Floating Rate Fund
     Oppenheimer New Jersey
            Municipal Fund            Rochester Fund Municipals
     Oppenheimer Principal Protected
           Main Street Fund II        Oppenheimer Limited Term
                                          California Municipal Fund
     Oppenheimer International Value Fund

     The following funds do not offer Class Y shares:

     Oppenheimer AMT-Free Municipals      Oppenheimer Balanced Fund
     Oppenheimer AMT-Free New
           York Municipals              Oppenheimer New Jersey Municipal Fund
     Oppenheimer California
           Municipal Fund               Oppenheimer Pennsylvania Municipal Fund
     Oppenheimer Capital Income Fund    Oppenheimer Principal Protected Main
                                                 Street Fund
     Oppenheimer Cash Reserves          Oppenheimer Principal Protected Main
                                                 Street Fund II
     Oppenheimer Champion Income Fund   Oppenheimer Principal Protected
                                                 Main Street Fund III
     Oppenheimer Convertible
              Securities Fund           Oppenheimer Quest Capital Value
                                                 Fund, Inc.
     Oppenheimer Disciplined
              Allocation Fund           Oppenheimer Quest International
                                                 Value Fund, Inc.
     Oppenheimer Developing
              Markets Fund             Oppenheimer Rochester National Municipals
     Oppenheimer Gold & Special
             Minerals Fun              Oppenheimer Senior Floating Rate Fund
     Oppenheimer International
            Bond Fund                  Oppenheimer Small Cap Value Fund
     Oppenheimer International
            Growth Fund                Oppenheimer Total Return Bond Fund
     Oppenheimer International
           Small Company Fund          Limited Term New York Municipal Fund
     Oppenheimer Limited Term
           Municipal Fund

                    o Class Y shares of  Oppenheimer  Real Asset Fund may not be exchanged for shares of any other fund.

                    o Class B,  Class C and Class N shares of  Oppenheimer  Cash
                    Reserves are generally  available  only by exchange from the same class of shares of other  Oppenheimer  funds or through
                    OppenheimerFunds-sponsored 401(k) plans.

                    o Class M shares of Oppenheimer  Convertible Securities Fund
                    may  be   exchanged   only  for  Class  A  shares  of  other
                    Oppenheimer  funds.  They may not be acquired by exchange of shares of any class of any other  Oppenheimer  funds  except
                    Class  A  shares  of   Oppenheimer   Money  Market  Fund  or
                    Oppenheimer  Cash  Reserves  acquired by exchange of Class M shares.

                    o Shares of Oppenheimer Capital Preservation Fund may not be
                    exchanged for shares of Oppenheimer Money Market Fund, Inc.,
                    Oppenheimer   Cash  Reserves  or  Oppenheimer   Limited-Term
                    Government  Fund. Only  participants  in certain  retirement
                    plans   may   purchase   shares   of   Oppenheimer   Capital
                    Preservation  Fund, and only those participants may exchange shares of other  Oppenheimer funds for shares of Oppenheimer
                    Capital Preservation Fund.

                    o Class A shares of  Oppenheimer  funds may be  exchanged at net asset value for shares of any money  market fund offered
                    by  the  Distributor.   Shares  of  any  money  market  fund
                    purchased without a sales charge may be exchanged for shares of  Oppenheimer  funds  offered  with a  sales  charge  upon payment  of the  sales  charge.  They  may  also  be used to purchase  shares of  Oppenheimer  funds  subject to an early withdrawal charge or contingent deferred sales charge.

                    o Shares of Oppenheimer  Money Market Fund,  Inc.  purchased with the redemption proceeds of shares of other mutual funds
                    (other   than   funds   managed   by  the   Manager  or  its
                    subsidiaries)  redeemed  within  the 30 days  prior  to that purchase may  subsequently  be exchanged for shares of other
                    Oppenheimer  funds without being subject to an initial sales charge or contingent  deferred sales charge.  To qualify for that privilege,  the investor or the investor's  dealer must notify the  Distributor of eligibility for this privilege at the time the shares of Oppenheimer  Money Market Fund,  Inc.
                    are  purchased.  If  requested,  they must  supply  proof of entitlement to this privilege.

                    o Shares of the Fund acquired by  reinvestment  of dividends or distributions  from any of the other Oppenheimer funds or from  any  unit  investment  trust  for  which  reinvestment arrangements  have  been made  with the  Distributor  may be exchanged  at  net  asset  value  for  shares  of any of the
                    Oppenheimer funds.

                    o Shares of Oppenheimer Principal Protected Main Street Fund
                    may be exchanged at net asset value for shares of any of the
                    Oppenheimer funds.  However,  shareholders are not permitted to exchange shares of other  Oppenheimer funds for shares of
                    Oppenheimer Principal Protected Main Street Fund until after the expiration of the warranty period (8/5/2010).

                    o Shares of Oppenheimer Principal Protected Main Street Fund
                    II may be  exchanged at net asset value for shares of any of
                    the  Oppenheimer  funds.   However,   shareholders  are  not
                    permitted to exchange shares of other  Oppenheimer funds for shares of Oppenheimer  Principal  Protected Main Street Fund
                    II  until  after  the  expiration  of  the  warranty  period
                    (2/4/2011).

                         The Fund may amend,  suspend or terminate  the exchange
                    privilege  at any time.  Although  the Fund may impose these changes  at any time,  it will  provide  you with  notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days'  notice prior to materially  amending or terminating the exchange  privilege.
                    That  60  day  notice  is  not  required  in   extraordinary
                    circumstances.

                         |X| How  Exchanges  Affect  Contingent  Deferred  Sales
                    Charges.  No contingent  deferred sales charge is imposed on exchanges  of  shares of any class  purchased  subject  to a
                    contingent   deferred  sales  charge,   with  the  following
                    exceptions:

                         When Class A shares of any Oppenheimer fund (other than
                    Rochester National Municipals and Rochester Fund Municipals)
                    acquired by  exchange  of Class A shares of any  Oppenheimer fund  purchased  subject  to a Class A  contingent  deferred sales charge are redeemed within 18 months measured from the beginning of the calendar  month of the initial  purchase of the  exchanged  Class  A  shares,  the  Class  A  contingent deferred sales charge is imposed on the redeemed shares.

                         When Class A shares of  Rochester  National  Municipals
                    and Rochester Fund Municipals  acquired by exchange of Class
                    A shares of any  Oppenheimer  fund  purchased  subject  to a
                    Class A contingent deferred sales charge are redeemed within
                    24  months of the  beginning  of the  calendar  month of the initial purchase of the exchanged Class A shares,  the Class
                    A  contingent  deferred  sales  charge  is  imposed  on  the redeemed shares.

                         If any Class A shares of another  Oppenheimer fund that
                    are  exchanged  for  Class A shares  of  Oppenheimer  Senior
                    Floating  Rate Fund are  subject  to the Class A  contingent deferred sales charge of the other  Oppenheimer  fund at the time of  exchange,  the  holding  period  for  that  Class A contingent  deferred  sales  charge  will  carry over to the
                    Class A shares  of  Oppenheimer  Senior  Floating  Rate Fund acquired in the exchange.  The Class A shares of Oppenheimer
                    Senior  Floating Rate Fund acquired in that exchange will be
                    subject   to  the  Class  A  Early   Withdrawal   Charge  of
                    Oppenheimer   Senior   Floating   Rate   Fund  if  they  are
                    repurchased before the expiration of the holding period.

                         o When Class A shares of Oppenheimer  Cash Reserves and
                    Oppenheimer  Money Market Fund, Inc. acquired by exchange of
                    Class A shares of any Oppenheimer fund purchased  subject to a Class A  contingent  deferred  sales  charge are  redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were  exchanged  is imposed on the redeemed shares.

                         o  With   respect  to  Class  B  shares   (other   than
                    Limited-Term  Government Fund,  Limited Term Municipal Fund,
                    Limited Term New York Municipal  Fund,  Oppenheimer  Capital
                    Preservation  Fund  and  Oppenheimer  Senior  Floating  Rate
                    Fund),  the  Class B  contingent  deferred  sales  charge is imposed on Class B shares  acquired  by exchange if they are redeemed  within six years of the  initial  purchase  of the exchanged Class B shares.

                         o With  respect  to  Class  B  shares  of  Limited-Term
                    Government Fund,  Limited Term Municipal Fund,  Limited Term
                    New York Municipal Fund,  Oppenheimer  Capital  Preservation
                    Fund and Oppenheimer  Senior Floating Rate Fund, the Class B
                    contingent  deferred  sales  charge  is  imposed  on Class B shares  acquired by exchange if they are  redeemed  within 5 years  of the  initial  purchase  of the  exchanged  Class B shares.

                         o  With  respect  to  Class  C  shares,   the  Class  C
                    contingent  deferred  sales  charge  is  imposed  on Class C shares  acquired by exchange if they are redeemed  within 12 months of the  initial  purchase  of the  exchanged  Class C shares.

                         o With  respect  to  Class N  shares,  a 1%  contingent
                    deferred sales charge will be imposed if the retirement plan
                    (not including IRAs and 403(b) plans) is terminated or Class
                    N shares  of all  Oppenheimer  funds  are  terminated  as an investment  option  of the  plan  and  Class  N  shares  are redeemed within 18 months after the plan's first purchase of
                    Class N shares of any Oppenheimer fund or with respect to an individual  retirement  plan or 403(b) plan,  Class N shares are redeemed  within 18 months of the plan's first  purchase of Class N shares of any Oppenheimer fund.

                         o When Class B, Class C or Class N shares are  redeemed
                    to effect an exchange,  the priorities  described in "How To
                    Buy  Shares" in the  Prospectus  for the  imposition  of the
                    Class B, Class C or Class N contingent deferred sales charge will be  followed  in  determining  the  order in which  the shares are exchanged. Before exchanging shares, shareholders should  take into  account how the  exchange  may affect any contingent  deferred  sales  charge that might be imposed in the subsequent redemption of remaining shares.

                         Shareholders  owning shares of more than one class must
                    specify which class of shares they wish to exchange.

                         |X|  Limits  on  Multiple  Exchange  Orders.  The  Fund
                    reserves the right to reject  telephone or written  exchange requests  submitted in bulk by anyone on behalf of more than one account.  The Fund may accept  requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

                         |X| Telephone Exchange Requests. When exchanging shares
                    by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors  must obtain a prospectus  of that fund before the exchange  request may be submitted.  If all telephone  lines are busy (which might occur, for example,  during periods of substantial market fluctuations),  shareholders might not be able to request  exchanges  by  telephone  and would have to submit written exchange requests.

                         Processing  Exchange  Requests.  Shares to be exchanged
                    are redeemed on the regular  business day the Transfer Agent receives an exchange request in proper form (the "Redemption
                    Date").  Normally,  shares  of the fund to be  acquired  are purchased on the Redemption  Date, but such purchases may be delayed  by  either  fund  up to  five  business  days if it determines  that it would be  disadvantaged  by an immediate transfer of the redemption  proceeds.  The Fund reserves the right,  in its  discretion,  to refuse any exchange  request that may  disadvantage  it. For  example,  if the receipt of multiple  exchange  requests from a dealer might require the disposition of portfolio  securities at a time or at a price that  might be  disadvantageous  to the  Fund,  the Fund may refuse the request.

                         When you  exchange  some or all of your shares from one
                    fund to another,  any  special  account  feature  such as an
                    Asset  Builder Plan or Automatic  Withdrawal  Plan,  will be switched  to the  new  fund  account  unless  you  tell  the
                    Transfer Agent not to do so. However, special redemption and exchange  features  such as  Automatic  Exchange  Plans  and
                    Automatic  Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

                         In connection with any exchange request,  the number of
                    shares  exchanged  may be less than the number  requested if the exchange or the number  requested  would include  shares subject to a  restriction  cited in the  Prospectus  or this
                    Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request.  In those  cases,  only the  shares  available  for exchange without restriction will be exchanged.

                         The different  Oppenheimer funds available for exchange
                    have different investment objectives,  policies and risks. A
                    shareholder   should   assure  that  the  fund  selected  is
                    appropriate for his or her investment and should be aware of the tax consequences of an exchange.  For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase  of shares of  another.
                    "Reinvestment  Privilege," above,  discusses some of the tax consequences of reinvestment of redemption  proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable  to  provide  investment,  tax or legal  advice  to a shareholder  in connection  with an exchange  request or any other investment transaction.

Dividends, Capital Gains and Taxes

                    Dividends and Distributions.  The Fund has no fixed dividend rate and there can be no  assurance as to the payment of any dividends  or the  realization  of any  capital  gains.  The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the composition of the Fund's  portfolio,  and expenses borne by the  Fund or borne  separately  by a  class.  Dividends  are calculated in the same manner,  at the same time, and on the same day for each class of  shares.  However,  dividends  on
                    Class B, Class C and Class N shares are expected to be lower than  dividends  on  Class  A and  Class Y  shares.  That is because of the  effect of the  asset-based  sales  charge on
                    Class B, Class C and Class N shares.  Those  dividends  will also differ in amount as a consequence  of any difference in the net asset values of the different classes of shares.

                         Dividends, distributions and proceeds of the redemption
                    of  Fund  shares  represented  by  checks  returned  to  the
                    Transfer Agent by the Postal Service as  undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.
                    Reinvestment  will be made as promptly as possible after the return of such checks to the Transfer  Agent,  to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state  escheatment  laws, and the
                    Fund  and  the   Transfer   Agent  will  not  be  liable  to
                    shareholders  or their  representatives  for compliance with those laws in good faith.

                    Tax  Status  of  the  Fund's  Dividends,  Distributions  and
                    Redemptions  of Shares.  The  federal tax  treatment  of the
                    Fund's dividends and capital gains  distributions is briefly highlighted  in the  Prospectus.  The  following  is  only a summary of certain additional tax  considerations  generally affecting the Fund and its shareholders.

                         The tax discussion in the Prospectus and this Statement
                    of Additional  Information  is based on tax law in effect on the date of the  Prospectus and this Statement of Additional
                    Information.  Those laws and  regulations  may be changed by legislative,  judicial, or administrative action,  sometimes with  retroactive  effect.  State and local tax treatment of ordinary  income  dividends and capital gain  dividends from regulated investment companies may differ from the treatment under the Internal Revenue Code described  below.  Potential purchasers  of shares of the Fund are urged to consult their tax  advisers  with  specific  reference  to  their  own tax circumstances as well as the consequences of federal,  state and local tax rules affecting an investment in the Fund.

                         Qualification as a Regulated  Investment  Company.  The
                    Fund  has  elected  to be taxed  as a  regulated  investment company under  Subchapter M of the Internal  Revenue Code of
                    1986, as amended.  As a regulated  investment  company,  the
                    Fund is not subject to federal  income tax on the portion of its  net  investment  income  (that  is,  taxable  interest,
                    dividends,   and  other  taxable  ordinary  income,  net  of
                    expenses)  and capital  gain net income (that is, the excess of net long-term  capital gains over net short-term  capital
                    losses)   that  it   distributes   to   shareholders.   That
                    qualification  enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them.  This avoids a "double  tax" on that income and capital gains, since shareholders normally will be taxed on the  dividends  and capital  gains they  receive from the
                    Fund  (unless  their Fund  shares  are held in a  retirement account or the shareholder is otherwise exempt from tax).

                         The Internal  Revenue Code contains a number of complex
                    tests relating to qualification that the Fund might not meet in a particular  year.  If it did not qualify as a regulated investment  company,  the  Fund  would  be  treated  for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders.

                         To qualify as a regulated  investment company, the Fund
                    must  distribute  at  least  90% of its  investment  company taxable  income (in  brief,  net  investment  income and the excess of net  short-term  capital  gain over net  long-term capital  loss)  for the  taxable  year.  The Fund  must also satisfy certain other  requirements of the Internal  Revenue
                    Code, some of which are described  below.  Distributions  by the Fund made during the taxable  year or,  under  specified circumstances,  within  12  months  after  the  close of the taxable year, will be considered distributions of income and gains for the taxable year and will  therefore  count toward satisfaction of the above-mentioned requirement.

                         To qualify as a regulated  investment company, the Fund
                    must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains  from  the  sale or  other  disposition  of  stock  or
                    securities  or  foreign   currencies  (to  the  extent  such
                    currency  gains  are  directly   related  to  the  regulated
                    investment  company's  principal  business of  investing  in stock or securities) and certain other income.

                         In addition to satisfying  the  requirements  described
                    above, the Fund must satisfy an asset  diversification  test in order to qualify as a regulated investment company. Under that  test,  at the  close  of each  quarter  of the  Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables),
                    U.S.  government  securities,  securities of other regulated investment companies, and securities of other issuers. As to each of those issuers,  the Fund must not have invested more than  5%  of  the  value  of  the  Fund's  total  assets  in securities  of each such  issuer  and the Fund must not hold more than 10% of the outstanding  voting  securities of each such  issuer.  No more  than 25% of the  value of its  total assets may be invested in the  securities  of any one issuer
                    (other than U.S.  government  securities  and  securities of other  regulated  investment  companies),  or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or  businesses.  For purposes of this test,  obligations  issued or guaranteed by certain agencies or  instrumentalities  of the U.S. government are treated as
                    U.S. government securities.

                         Excise Tax on Regulated Investment Companies. Under the
                    Internal  Revenue Code,  by December 31 each year,  the Fund must distribute 98% of its taxable  investment income earned from  January 1 through  December 31 of that year and 98% of its capital gains  realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed.  It is presently anticipated that the Fund will meet  those  requirements.  To  meet  this  requirement,  in
                    certain   circumstances   the  Fund  might  be  required  to
                    liquidate   portfolio   investments   to   make   sufficient
                    distributions  to avoid excise tax liability.  However,  the
                    Board of  Trustees  and the  Manager  might  determine  in a particular  year that it would be in the best  interests  of shareholders for the Fund not to make such  distributions at the  required  levels  and  to  pay  the  excise  tax on the undistributed  amounts.  That  would  reduce  the  amount of income  or  capital  gains  available  for  distribution  to shareholders.

                         Taxation of Fund  Distributions.  The Fund  anticipates
                    distributing  substantially  all of its  investment  company taxable  income for each taxable year.  Those  distributions will be  taxable  to  shareholders  as  ordinary  income and treated as dividends for federal income tax purposes.

                         Special  provisions of the Internal Revenue Code govern
                    the   eligibility   of  the   Fund's   dividends   for   the
                    dividends-received  deduction  for  corporate  shareholders.
                    Long-term  capital gains  distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the  deduction  is limited to the  aggregate amount of  qualifying  dividends  that the Fund derives from portfolio  investments  that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends  paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or  short-term  gains from the sale of  securities or dividends from foreign  corporations,  those  dividends will not qualify for the deduction.

                         The  Fund  may   either   retain   or   distribute   to
                    shareholders its net capital gain for each taxable year. The
                    Fund currently  intends to distribute  any such amounts.  If net long term capital gains are  distributed  and designated as a  capital  gain  distribution,  it  will be  taxable  to shareholders  as  a  long-term  capital  gain  and  will  be properly  identified  in  reports  sent to  shareholders  in
                    January of each year.  Such  treatment  will apply no matter how long the  shareholder  has  held  his or her  shares  or whether  that gain was  recognized  by the Fund  before  the shareholder acquired his or her shares.

                         If the Fund elects to retain its net capital gain,  the
                    Fund will be subject to tax on it at the 35%  corporate  tax rate. If the Fund elects to retain its net capital gain, the
                    Fund will provide to  shareholders of record on the last day of its taxable  year  information  regarding  their pro rata
                    share  of  the  gain  and  tax  paid.  As  a  result,   each
                    shareholder  will be  required to report his or her pro rata share of such gain on their tax return as long-term  capital gain,  will receive a refundable  tax credit for his/her pro rata  share of tax paid by the  Fund on the  gain,  and will increase the tax basis for his/her shares by an amount equal to the deemed distribution less the tax credit.

                         Investment income that may be received by the Fund from
                    sources within  foreign  countries may be subject to foreign taxes withheld at the source.  The United States has entered into tax treaties with many foreign  countries which entitle the Fund to a reduced rate of, or exemption  from,  taxes on such income.

                         Distributions  by  the  Fund  that  do  not  constitute
                    ordinary income dividends or capital gain distributions will be  treated  as a return  of  capital  to the  extent of the shareholder's tax basis in their shares.  Any excess will be treated as gain from the sale of those shares,  as discussed below.  Shareholders will be advised annually as to the U.S.
                    federal income tax  consequences of  distributions  made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital  at the end of the  fiscal  year as a result  of the effect  of the  Fund's  investment  policies,  they  will be identified as such in notices sent to shareholders.

                         Distributions by the Fund will be treated in the manner
                    described above regardless of whether the  distributions are paid in cash or reinvested in additional  shares of the Fund
                    (or of another fund).  Shareholders receiving a distribution in  the  form  of  additional  shares  will  be  treated  as receiving  a  distribution  in an  amount  equal to the fair market value of the shares  received,  determined  as of the reinvestment date.

                         The Fund will be required in certain  cases to withhold
                    28%   of   ordinary   income   dividends,    capital   gains
                    distributions  and the proceeds of the redemption of shares, paid to any  shareholder  (1) who has  failed  to  provide a
                    correct  taxpayer   identification  number  or  to  properly
                    certify  that  number when  required,  (2) who is subject to backup  withholding  for  failure to report  the  receipt of interest or dividend income properly,  or (3) who has failed to certify to the Fund that the  shareholder  is not subject to backup withholding or is an "exempt recipient" (such as a corporation). All income and any tax withheld by the Fund is remitted by the Fund to the U.S.  Treasury and is identified in reports mailed to shareholders in January of each year.

                         Tax Effects of Redemptions of Shares.  If a shareholder
                    redeems all or a portion of his/her shares,  the shareholder will  recognize a gain or loss on the redeemed  shares in an amount equal to the  difference  between the proceeds of the redeemed shares and the shareholder's  adjusted tax basis in the shares.  All or a portion of any loss recognized in that manner may be disallowed if the shareholder  purchases other shares  of the Fund  within  30 days  before  or  after  the redemption.

                         In  general,   any  gain  or  loss   arising  from  the
                    redemption of shares of the Fund will be considered  capital gain or loss, if the shares were held as a capital asset. It will be  long-term  capital  gain or loss if the shares were held for more  than one  year.  However,  any  capital  loss arising from the redemption of shares held for six months or less will be  treated  as a  long-term  capital  loss to the extent of the amount of capital gain  dividends  received on
                    those  shares.   Special  holding  period  rules  under  the
                    Internal  Revenue Code apply in this case to  determine  the holding  period  of  shares  and  there  are  limits  on the deductibility of capital losses in any year.

                         Foreign Shareholders. Under U.S. tax law, taxation of a
                    shareholder  who is a foreign  person (to  include,  but not limited to, a nonresident alien individual, a foreign trust, a  foreign  estate,  a  foreign  corporation,  or a  foreign
                    partnership)   primarily  depends  on  whether  the  foreign
                    person's income from the Fund is effectively  connected with the conduct of a U.S. trade or business. Typically, ordinary income  dividends paid from a mutual fund are not considered
                    "effectively connected" income.

                         Ordinary  income  dividends  that  are paid by the Fund
                    (and are  deemed  not  "effectively  connected  income")  to foreign  persons  will be subject to a U.S.  tax withheld by the  Fund at a rate of 30%,  provided  the  Fund  obtains  a properly completed and signed Certificate of Foreign Status.
                    The tax rate may be reduced if the foreign  person's country of residence  has a tax treaty with the U.S.  allowing for a reduced tax rate on ordinary  income  dividends  paid by the
                    Fund.  All  income  and  any  tax  withheld  by the  Fund is remitted by the Fund to the U.S.  Treasury and is identified in reports mailed to shareholders in March of each year.

                         If the  ordinary  income  dividends  from  the Fund are
                    effectively  connected  with the conduct of a U.S.  trade or business,  then the  foreign  person may claim an  exemption from the U.S. tax described  above provided the Fund obtains a  properly  completed  and  signed  Certificate  of Foreign
                    Status.   If  the   foreign   person   fails  to  provide  a
                    certification  of his/her foreign  status,  the Fund will be required to withhold  U.S.  tax at a rate of 28% on ordinary
                    income  dividends,   capital  gains  distributions  and  the
                    proceeds of the  redemption  of shares,  paid to any foreign person.  All income and any tax withheld (in this situation)
                    by the Fund is remitted by the Fund to the U.S. Treasury and is identified in reports mailed to  shareholders  in January of each year.

                         The tax  consequences  to foreign  persons  entitled to
                    claim  the  benefits  of an  applicable  tax  treaty  may be different from those described herein.  Foreign shareholders are  urged to  consult  their own tax  advisors  or the U.S.
                    Internal  Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the  applicability of the U.S.  withholding  taxes described above.

                    Dividend  Reinvestment in Another Fund.  Shareholders of the
                    Fund may elect to  reinvest  all  dividends  and/or  capital gains  distributions  in shares of the same  class of any of the other Oppenheimer funds listed above.  Reinvestment will be made  without  sales  charge at the net  asset  value per share in effect at the close of business on the payable date of the dividend or distribution.  To elect this option,  the shareholder  must notify the  Transfer  Agent in writing and must  have an  existing  account  in the fund  selected  for reinvestment.  Otherwise the shareholder first must obtain a prospectus  for  that  fund  and  an  application  from  the
                    Distributor  to  establish  an  account.   Dividends  and/or
                    distributions from shares of certain other Oppenheimer funds
                    (other than  Oppenheimer  Cash  Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

                    The Distributor. The Fund's shares are sold through dealers, brokers and other financial  institutions  that have a sales
                    agreement  with   OppenheimerFunds   Distributor,   Inc.,  a
                    subsidiary   of  the   Manager   that  acts  as  the  Fund's
                    Distributor.  The Distributor also distributes shares of the other  Oppenheimer  funds and is  sub-distributor  for funds managed by a subsidiary of the Manager.

                    The Transfer Agent.  OppenheimerFunds  Services,  the Fund's
                    Transfer  Agent,  is  a  division  of  the  Manager.  It  is responsible for maintaining the Fund's shareholder  registry and shareholder accounting records, and for paying dividends
                    and   distributions   to   shareholders.   It  also  handles
                    shareholder  servicing  and  administrative   functions.  It
                    serves as the Transfer  Agent for an annual per account fee.
                    It also acts as  shareholder  servicing  agent for the other
                    Oppenheimer  funds.  Shareholders  should  direct  inquiries about their  accounts to the  Transfer  Agent at the address and toll-free numbers shown on the back cover.

                    The  Custodian.  J.P.  Morgan Chase Bank is the custodian of the Fund's assets. The custodian's  responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the
                    Fund.  It is the  practice  of the  Fund  to deal  with  the
                    custodian   in  a  manner   uninfluenced   by  any   banking
                    relationship the custodian may have with the Manager and its affiliates.  The Fund's cash  balances with the custodian in excess of  $100,000  are not  protected  by federal  deposit
                    insurance.   Those  uninsured   balances  at  times  may  be
                    substantial.

                    Independent  Registered Public  Accounting Firm.  Deloitte &
                    Touche LLP are the independent  registered public accounting firm of the Fund. They audit the Fund's financial statements and perform other  related  audit  services They also act as auditors for certain  other funds advised by the Manager and its  affiliates.  Audit and non-audit  services  provided by
                    Deloitte  & Touche LLP to the Fund must be  pre-approved  by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER HIGH YIELD FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer High Yield Fund, including the statement of investments, as of June
30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer High Yield Fund as of June 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the
United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Denver, Colorado
August 13, 2004

STATEMENT OF INVESTMENTS June 30,2004
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES--0.0%
----------------------------------------------------------------------------------------------
Goldman Sachs Asset Management CBO Ltd., Sub. Collateralized
Bond Obligations, Series 1A, Cl. D, 12.54%, 6/13/11 1 (Cost
$2,052,673)                                                    $   2,550,778   $       357,109
----------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.2%
----------------------------------------------------------------------------------------------
United Mexican States Bonds, Series M4C, 14.50%, 5/12/05 2
[MXN] (Cost $4,093,341)                                           39,735,700         3,628,222
----------------------------------------------------------------------------------------------
LOAN PARTICIPATIONS--0.0%
----------------------------------------------------------------------------------------------
Telergy, Inc., Sr. Sec. Credit Facilities Term Loan
Participation Nts.,
Tranche A, 1/1/02 1,3,4 (Cost $3,864,760)                          3,945,448                --
----------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--85.9%
----------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--23.9%
----------------------------------------------------------------------------------------------
AUTO COMPONENTS--2.0%
Collins & Aikman Floorcoverings, Inc., 9.75% Sr. Sub. Nts.,
Series B, 2/15/10                                                  1,500,000         1,530,000
----------------------------------------------------------------------------------------------
Collins & Aikman Products Co., 10.75% Sr. Nts.,
12/31/11                                                           1,697,000         1,713,970
----------------------------------------------------------------------------------------------
Dana Corp.:
9% Unsec. Nts., 8/15/11                                            1,770,000         2,079,750
10.125% Nts., 3/15/10                                              1,800,000         2,047,500
----------------------------------------------------------------------------------------------
Dura Operating Corp.:
8.625% Sr. Nts., Series B, 4/15/12                                 3,500,000         3,587,500
9% Sr. Sub. Nts., Series B, 5/1/09 [EUR]                             400,000           467,194
9% Sr. Unsec. Sub. Nts., Series D, 5/1/09                            600,000           591,000
----------------------------------------------------------------------------------------------
Eagle-Picher, Inc., 9.75% Sr. Nts., 9/1/13                         3,350,000         3,618,000
----------------------------------------------------------------------------------------------
Keystone Automotive Operations, Inc., 9.75% Sr. Sub.
Nts., 11/1/13 5                                                      900,000           967,500
----------------------------------------------------------------------------------------------
Lear Corp., 8.11% Sr. Unsec. Nts., Series B, 5/15/09               2,800,000         3,192,580
----------------------------------------------------------------------------------------------
Metaldyne Corp.:
10% Sr. Nts., 11/1/13 5                                            1,500,000         1,477,500
11% Sr. Sub. Nts., 6/15/12                                         2,150,000         1,838,250
----------------------------------------------------------------------------------------------
Stoneridge, Inc., 11.50% Sr. Nts., 5/1/12                          4,250,000         5,025,625
----------------------------------------------------------------------------------------------
Tenneco Automotive, Inc., 10.25% Sr. Sec. Nts.,
Series B, 7/15/13                                                  2,300,000         2,610,500
----------------------------------------------------------------------------------------------
United Components, Inc., 9.375% Sr. Sub. Nts.,
6/15/13                                                            1,300,000         1,332,500
                                                                               ---------------
                                                                                    32,079,369

----------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--7.2%
American Casino & Entertainment, 7.85% Sr. Sec.
Nts., 2/1/12 5                                                     1,750,000         1,785,000
----------------------------------------------------------------------------------------------
Apcoa, Inc., 9.25% Sr. Unsec. Sub. Nts., 3/15/08 1                 3,080,000         2,787,400
----------------------------------------------------------------------------------------------
Aztar Corp., 9% Sr. Unsec. Sub. Nts., 8/15/11                      1,300,000         1,446,250
----------------------------------------------------------------------------------------------
Boca Resorts, Inc., 9.875% Sr. Sub. Nts., 4/15/09                  4,800,000         5,076,000
----------------------------------------------------------------------------------------------
Boyd Gaming Corp., 8.75% Sr. Sub. Nts., 4/15/12                    3,000,000         3,210,000
----------------------------------------------------------------------------------------------
Capital Gaming International, Inc., 11.50%
Promissory Nts., 8/1/1995 1,3,4                                       22,500                --
----------------------------------------------------------------------------------------------
Coast Hotels & Casinos, Inc., 9.50% Sr. Unsec. Sub.
Nts., 4/1/09 1                                                     2,500,000         2,637,500

                        17 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE Continued
Domino's, Inc., 8.25% Sr. Unsec. Sub. Nts., 7/1/11             $   2,650,000   $     2,822,250
----------------------------------------------------------------------------------------------
Gaylord Entertainment Co., 8% Sr. Nts., 11/15/13 5                 1,000,000         1,018,750
----------------------------------------------------------------------------------------------
Hilton Hotels Corp.:
7.625% Nts., 5/15/08                                               1,650,000         1,786,125
7.625% Nts., 12/1/12                                                 900,000           972,000
----------------------------------------------------------------------------------------------
Hollywood Park, Inc., 9.25% Sr. Unsec. Sub. Nts.,Series B,
2/15/07                                                            2,300,000         2,369,000
----------------------------------------------------------------------------------------------
Intrawest Corp., 7.50% Sr. Unsec. Nts., 10/15/13                   2,666,000         2,619,345
----------------------------------------------------------------------------------------------
Isle of Capri Casinos, Inc.:
7% Sr. Sub. Nts., 3/1/14 5                                         4,750,000         4,429,375
9% Sr. Sub. Nts., 3/15/12                                          2,200,000         2,381,500
----------------------------------------------------------------------------------------------
John Q. Hammons Hotels, Inc., 8.875% Sr. Nts., Series B,
5/15/12                                                            3,150,000         3,433,500
----------------------------------------------------------------------------------------------
Mandalay Resort Group, 9.375% Sr. Sub. Nts., 2/15/10               3,500,000         3,832,500
----------------------------------------------------------------------------------------------
MGM Mirage, Inc.:
8.375% Sr. Unsec. Sub. Nts., 2/1/11                                2,500,000         2,625,000
9.75% Sr. Unsec. Sub. Nts., 6/1/07                                 2,000,000         2,195,000
----------------------------------------------------------------------------------------------
Mohegan Tribal Gaming Authority:
6.375% Sr. Sub. Nts., 7/15/09                                      2,200,000         2,216,500
8% Sr. Sub. Nts., 4/1/12                                           1,300,000         1,391,000
8.375% Sr. Sub. Nts., 7/1/11                                       1,000,000         1,085,000
----------------------------------------------------------------------------------------------
Park Place Entertainment Corp.:
7.875% Sr. Sub. Nts., 3/15/10                                      3,700,000         3,922,000
9.375% Sr. Unsec. Sub. Nts., 2/15/07                                 950,000         1,034,313
----------------------------------------------------------------------------------------------
Penn National Gaming, Inc.:
8.875% Sr. Sub. Nts., 3/15/10                                        900,000           982,125
11.125% Sr. Unsec. Sub. Nts., 3/1/08                               6,000,000         6,630,000
----------------------------------------------------------------------------------------------
Pinnacle Entertainment, Inc., 8.25% Sr. Sub. Nts., 3/15/12 5       4,500,000         4,331,250
----------------------------------------------------------------------------------------------
Prime Hospitality Corp., 8.375% Sr. Sub. Nts., 5/1/12              1,700,000         1,763,750
----------------------------------------------------------------------------------------------
River Rock Entertainment LLC, 9.75% Sr. Nts., 11/1/11 5            2,100,000         2,299,500
----------------------------------------------------------------------------------------------
Royal Caribbean Cruises Ltd., 8.75% Sr. Unsub. Nts., 2/2/11        2,600,000         2,892,500
----------------------------------------------------------------------------------------------
Six Flags, Inc.:
8.875% Sr. Nts., 2/1/10                                            1,600,000         1,592,000
9.625% Sr. Nts., 6/1/14 5                                            147,000           147,000
9.75% Sr. Nts., 4/15/13                                            5,100,000         5,151,000
----------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc., 7.875% Sr. Nts.,
5/1/12                                                             5,550,000         5,966,250
----------------------------------------------------------------------------------------------
Station Casinos, Inc.:
6.50% Sr. Unsec. Sub. Nts., 2/1/14                                 5,300,000         5,127,750
9.875% Sr. Unsec. Sub. Nts., 7/1/10 1                              2,025,000         2,240,156
----------------------------------------------------------------------------------------------
Sun International Hotels Ltd., 8.875% Sr. Unsec. Sub. Nts.,
8/15/11                                                            3,200,000         3,432,000
----------------------------------------------------------------------------------------------
Trump Casino Holdings LLC/Trump Casino Funding, Inc.,
11.625% Sr. Sec. Nts., 3/15/10                                     5,347,000         5,507,410
----------------------------------------------------------------------------------------------
Universal City Development Partners Ltd., 11.75% Sr. Nts.,
4/1/10                                                             2,700,000         3,138,750
----------------------------------------------------------------------------------------------
Vail Resorts, Inc., 6.75% Sr. Sub. Nts., 2/15/14                   2,700,000         2,571,750
----------------------------------------------------------------------------------------------
Venetian Casino Resort LLC/Las Vegas Sands, Inc., 11% Sec.
Nts., 6/15/10                                                      3,300,000         3,828,000
                                                                               ---------------
                                                                                   114,676,499

                        18 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

HOUSEHOLD DURABLES--2.5%
Beazer Homes USA, Inc., 8.375% Sr. Nts., 4/15/12               $   3,300,000   $     3,498,000
----------------------------------------------------------------------------------------------
Blount, Inc., 13% Sr. Sub. Nts., 8/1/09                            2,800,000         3,013,500
----------------------------------------------------------------------------------------------
D.R. Horton, Inc., 9.75% Sr. Sub. Nts., 9/15/10                      800,000           931,000
----------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 8.875% Sr. Sub. Nts., 4/1/12       1,500,000         1,582,500
----------------------------------------------------------------------------------------------
KB Home:
8.625% Sr. Sub. Nts., 12/15/08                                     2,750,000         2,970,000
9.50% Sr. Unsec. Sub. Nts., 2/15/11                                2,000,000         2,215,000
----------------------------------------------------------------------------------------------
Meritage Corp., 9.75% Sr. Unsec. Nts., 6/1/11                      3,400,000         3,757,000
----------------------------------------------------------------------------------------------
Norcraft Cos. LP, 9% Sr. Sub. Nts., 11/1/11 5                      1,500,000         1,590,000
----------------------------------------------------------------------------------------------
Salton, Inc., 10.75% Sr. Unsec. Sub. Nts., 12/15/05                1,000,000           870,000
----------------------------------------------------------------------------------------------
Sealy Mattress Co., 8.25% Sr. Sub. Nts., 6/15/14 5                 2,100,000         2,121,000
----------------------------------------------------------------------------------------------
Standard Pacific Corp., 9.25% Sr. Sub. Nts., 4/15/12               1,200,000         1,296,000
----------------------------------------------------------------------------------------------
Toll Corp., 8.25% Sr. Sub. Nts., 12/1/11                           1,750,000         1,907,500
----------------------------------------------------------------------------------------------
WCI Communities, Inc.:
9.125% Sr. Sub. Nts., 5/1/12                                       1,100,000         1,193,500
10.625% Sr. Unsec. Sub. Nts., 2/15/11                              4,600,000         5,117,500
----------------------------------------------------------------------------------------------
William Lyon Homes, Inc., 10.75% Sr. Nts., 4/1/13 1                2,500,000         2,775,000
----------------------------------------------------------------------------------------------
Williams Scotsman, Inc., 9.875% Sr. Unsec. Nts., 6/1/07            4,100,000         4,089,750
                                                                               ---------------
                                                                                    38,927,250

----------------------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS--0.2%
K2 Corp., 7.375% Sr. Nts., 7/1/14 5,6                              1,500,000         1,533,750
----------------------------------------------------------------------------------------------
Remington Arms Co., Inc., 10.50% Sr. Unsec. Nts., 2/1/11           2,300,000         2,242,500
                                                                               ---------------
                                                                                     3,776,250

----------------------------------------------------------------------------------------------
MEDIA--10.0%
Adelphia Communications Corp.:
8.125% Sr. Nts., Series B, 7/15/03 3,4                             2,000,000         1,950,000
8.375% Sr. Nts., Series B, 2/1/08 3,4                              2,700,000         2,652,750
9.875% Sr. Nts., Series B, 3/1/07 3,4                              2,200,000         2,189,000
10.25% Sr. Unsec. Nts., 11/1/06 3,4                                1,600,000         1,592,000
10.875% Sr. Unsec. Nts., 10/1/10 3,4                               1,500,000         1,522,500
----------------------------------------------------------------------------------------------
Allbritton Communications Co., 7.75% Sr. Unsec. Sub. Nts.,
12/15/12                                                           2,300,000         2,277,000
----------------------------------------------------------------------------------------------
AMC Entertainment, Inc.:
8% Sr. Sub. Nts., 3/1/14 5                                         1,500,000         1,440,000
9.50% Sr. Unsec. Sub. Nts., 2/1/11                                 7,199,000         7,522,955
----------------------------------------------------------------------------------------------
American Media Operations, Inc.:
8.875% Sr. Unsec. Sub. Nts., 1/15/11                               3,450,000         3,355,125
10.25% Sr. Unsec. Sub. Nts., Series B, 5/1/09                        450,000           469,125
----------------------------------------------------------------------------------------------
Block Communications, Inc., 9.25% Sr. Sub. Nts., 4/15/09           1,100,000         1,160,500
----------------------------------------------------------------------------------------------
Cablevision Systems Corp., 8% Sr. Nts., 4/15/12 5                  4,500,000         4,455,000
----------------------------------------------------------------------------------------------
Callahan Nordrhein-Westfalen GmbH, 14.125% Sr. Nts.,
7/15/11 1,3,4 [EUR]                                                1,000,000            76,041

                        19 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

MEDIA Continued
CanWest Media, Inc., 7.625% Sr. Unsec. Sub. Nts., Series B,
4/15/13                                                        $     900,000   $       929,250
----------------------------------------------------------------------------------------------
Carmike Cinemas, Inc., 7.50% Sr. Sub. Nts., 2/15/14 5              2,100,000         2,016,000
----------------------------------------------------------------------------------------------
CBD Media LLC/CBD Finance, Inc., 8.625% Sr. Sub. Nts.,
6/1/11                                                               700,000           740,250
----------------------------------------------------------------------------------------------
Charter Communications Holdings II, 10.25% Sr. Unsec.
Nts., 9/15/10 5                                                    4,550,000         4,606,875
----------------------------------------------------------------------------------------------
Charter Communications Holdings LLC/Charter
Communications Holdings Capital Corp.:
0%/11.75% Sr. Unsec. Sub. Disc. Nts., 5/15/11 7                   10,000,000         6,525,000
8.375% Sr. Nts., Second Lien, 4/30/14 5                            4,100,000         3,987,250
8.625% Sr. Unsec. Nts., 4/1/09                                     8,900,000         7,142,250
9.92% Sr. Unsec. Disc. Nts., 4/1/11                                9,900,000         7,870,500
10% Sr. Nts., 4/1/09                                               1,000,000           840,000
10% Sr. Unsec. Sub. Nts., 5/15/11                                  1,147,000           914,733
10.75% Sr. Unsec. Nts., 10/1/09                                    1,700,000         1,436,500
11.125% Sr. Unsec. Nts., 1/15/11                                   1,200,000         1,014,000
----------------------------------------------------------------------------------------------
Cinemark USA, Inc., 9% Sr. Unsec. Sub. Nts., 2/1/13                1,800,000         1,973,250
----------------------------------------------------------------------------------------------
Cinemark, Inc., 0%/9.75% Sr. Disc. Nts., 3/15/14 5,7               5,700,000         3,747,750
----------------------------------------------------------------------------------------------
Corus Entertainment, Inc., 8.75% Sr. Sub. Nts., 3/1/12             1,500,000         1,610,625
----------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.625% Sr. Unsec. Unsub. Nts., Series B,
4/1/11                                                             2,650,000         2,669,875
----------------------------------------------------------------------------------------------
Diva Systems Corp., 12.625% Sr. Unsec. Disc. Nts., Series B,
3/1/08 1,3,4                                                       2,500,000            18,750
----------------------------------------------------------------------------------------------
Emmis Operating Co., 6.875% Sr. Sub. Nts., 5/15/12 5               2,700,000         2,659,500
----------------------------------------------------------------------------------------------
Entercom Radio LLC/Entercom Capital, Inc.,
7.625% Sr. Unsec. Sub. Nts., 3/1/14                                1,500,000         1,558,125
----------------------------------------------------------------------------------------------
Entravision Communications Corp., 8.125% Sr. Sub.                  1,400,000         1,450,750
Nts., 3/15/09
----------------------------------------------------------------------------------------------
Granite Broadcasting Corp., 9.75% Sr. Sec. Nts., 12/1/10           6,147,000         5,747,445
----------------------------------------------------------------------------------------------
Gray Television, Inc., 9.25% Sr. Sub. Nts., 12/15/11               1,750,000         1,927,188
----------------------------------------------------------------------------------------------
Hollinger International Publishing, Inc., 9% Sr.
Unsec. Nts., 12/15/10                                              3,600,000         4,176,000
----------------------------------------------------------------------------------------------
Houghton Mifflin Co.:
8.25% Sr. Unsec. Nts., 2/1/11                                      2,500,000         2,512,500
9.875% Sr. Sub. Nts., 2/1/13                                         147,000           147,735
----------------------------------------------------------------------------------------------
Insight Midwest LP/Insight Capital, Inc., 9.75% Sr. Nts.,
10/1/09                                                              350,000           371,000
----------------------------------------------------------------------------------------------
Kabel Deutschland GmbH, 10.625% Sr. Nts., 7/1/14 5,6               2,700,000         2,787,750
----------------------------------------------------------------------------------------------
Lamar Media Corp., 7.25% Sr. Unsec. Sub. Nts., 1/1/13              1,000,000         1,022,500
----------------------------------------------------------------------------------------------
Lin Television Corp., 6.50% Sr. Sub. Nts., 5/15/13                 1,800,000         1,746,000
----------------------------------------------------------------------------------------------
LodgeNet Entertainment Corp., 9.50% Sr. Sub. Debs., 6/15/13        1,350,000         1,481,625
----------------------------------------------------------------------------------------------
Mediacom LLC/Mediacom Capital Corp., 9.50% Sr. Unsec. Nts.,
1/15/13                                                            5,547,000         5,380,590
----------------------------------------------------------------------------------------------
MediaNews Group, Inc.:
6.375% Sr. Sub. Nts., 4/1/14                                       4,700,000         4,300,500
6.875% Sr. Unsec. Sub. Nts., 10/1/13                                 700,000           665,000
----------------------------------------------------------------------------------------------
News America Holdings, Inc., 8.875% Sr. Debs., 4/26/23               400,000           500,977
----------------------------------------------------------------------------------------------
PanAmSat Corp., 8.50% Sr. Unsec. Nts., 2/1/12                      5,100,000         5,814,000

                        20 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

MEDIA Continued
PRIMEDIA, Inc.:
8% Sr. Nts., 5/15/13 5                                         $   4,500,000   $     4,252,500
8.875% Sr. Unsec. Nts., 5/15/11                                      147,000           146,265
----------------------------------------------------------------------------------------------
R.H. Donnelley Financial Corp. I:
8.875% Sr. Nts., 12/15/10 5                                        2,600,000         2,866,500
10.875% Sr. Sub. Nts., 12/15/12 5                                  3,900,000         4,543,500
----------------------------------------------------------------------------------------------
Radio One, Inc., 8.875% Sr. Unsec. Sub. Nts., Series B,
7/1/11                                                             1,950,000         2,137,688
----------------------------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8% Sr. Unsec. Sub. Nts., 3/15/12                                   6,050,000         6,216,375
8.75% Sr. Sub. Nts., 12/15/11                                      1,250,000         1,343,750
----------------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc., 9.625% Sr. Unsec. Sub.
Nts., 11/1/09                                                      5,000,000         5,300,000
----------------------------------------------------------------------------------------------
Vertis, Inc.:
9.75% Sr. Sec. Nts., 4/1/09                                        2,050,000         2,214,000
10.875% Sr. Unsec. Nts., Series B, 6/15/09                         2,400,000         2,592,000
----------------------------------------------------------------------------------------------
Von Hoffmann Corp., 10.25% Sr. Unsec. Nts., 3/15/09                1,100,000         1,137,125
----------------------------------------------------------------------------------------------
WRC Media, Inc./Weekly Reader Corp./CompassLearning, Inc.,
12.75% Sr. Sub. Nts., 11/15/09                                     4,000,000         3,665,000
                                                                               ---------------
                                                                                   159,368,742

----------------------------------------------------------------------------------------------
SPECIALTY RETAIL--1.3%
Asbury Automotive Group, Inc., 9% Sr. Sub. Nts., 6/15/12           1,400,000         1,435,000
----------------------------------------------------------------------------------------------
Atlantic Broadband Finance LLC, 9.375% Sr. Sub. Nts.,
1/15/14 5                                                          1,950,000         1,852,500
----------------------------------------------------------------------------------------------
AutoNation, Inc., 9% Sr. Unsec. Nts., 8/1/08                       3,000,000         3,405,000
----------------------------------------------------------------------------------------------
Building Materials Corp., 8% Sr. Nts., 12/1/08                     1,350,000         1,360,125
----------------------------------------------------------------------------------------------
CSK Auto, Inc., 7% Sr. Sub. Nts., 1/15/14 5                        2,800,000         2,681,000
----------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 9.125% Sr. Unsec. Sub.
Nts., 5/1/08                                                       1,000,000         1,015,000
----------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 8.375% Sr. Nts., 6/1/12 5               2,400,000         2,502,000
----------------------------------------------------------------------------------------------
Hollywood Entertainment Corp., 9.625% Sr. Sub. Nts., 3/15/11       1,350,000         1,559,250
----------------------------------------------------------------------------------------------
Just For Feet, Inc., 11% Sr. Sub. Nts., 5/1/09 1,3,4                 700,000                --
----------------------------------------------------------------------------------------------
Petco Animal Supplies, Inc., 10.75% Sr. Sub. Nts., 11/1/11         3,500,000         3,937,500
----------------------------------------------------------------------------------------------
Rent-A-Center, Inc., 7.50% Sr. Unsec. Sub. Nts., Series B,
5/1/10                                                             1,100,000         1,133,000
                                                                               ---------------
                                                                                    20,880,375

----------------------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.7%
Broder Bros. Co., 11.25% Sr. Unsec. Nts., 10/15/10                 1,300,000         1,238,250
----------------------------------------------------------------------------------------------
Consoltex Group, Inc., 11% Sr. Sub. Nts., 1/31/09 1,8              4,705,338               471
----------------------------------------------------------------------------------------------
Invista, Inc., 9.25% Sr. Nts., 5/1/12 5                            3,300,000         3,333,000
----------------------------------------------------------------------------------------------
Levi Strauss & Co.:
7% Unsec. Nts., 11/1/06                                              850,000           797,938
11.625% Sr. Unsec. Nts., 1/15/08                                   1,200,000         1,182,000
12.25% Sr. Nts., 12/15/12                                          1,400,000         1,386,000

                        21 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS Continued
Oxford Industries, Inc., 8.875% Sr. Nts., 6/1/11 5             $   1,250,000   $     1,325,000
----------------------------------------------------------------------------------------------
Russell Corp., 9.25% Sr. Nts., 5/1/10                              1,500,000         1,601,250
                                                                               ---------------
                                                                                    10,863,909

----------------------------------------------------------------------------------------------
CONSUMER STAPLES--3.8%
----------------------------------------------------------------------------------------------
BEVERAGES--0.1%
Constellation Brands, Inc., 8.125% Sr. Sub. Nts., 1/15/12          2,000,000         2,140,000
----------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.4%
Great Atlantic & Pacific Tea Co., Inc. (The), 9.125% Sr.
Nts., 12/15/11                                                       947,000           809,685
----------------------------------------------------------------------------------------------
Ingles Markets, Inc., 8.875% Sr. Unsec. Sub. Nts., 12/1/11         1,147,000         1,184,278
----------------------------------------------------------------------------------------------
Rite Aid Corp.:
8.125% Sr. Sec. Nts., 5/1/10                                       2,650,000         2,802,375
9.50% Sr. Sec. Nts., 2/15/11                                       1,600,000         1,772,000
                                                                               ---------------
                                                                                     6,568,338

----------------------------------------------------------------------------------------------
FOOD PRODUCTS--2.3%
American Seafoods Group LLC, 10.125% Sr. Sub. Nts., 4/15/10        3,500,000         4,200,000
----------------------------------------------------------------------------------------------
Burns Philp Capital Property Ltd., 9.75% Sr. Unsec. Sub.
Nts., 7/15/12                                                      1,450,000         1,508,000
----------------------------------------------------------------------------------------------
Del Monte Corp.:
8.625% Sr. Sub. Nts., 12/15/12                                     3,300,000         3,572,250
9.25% Sr. Unsec. Sub. Nts., 5/15/11                                1,450,000         1,591,375
----------------------------------------------------------------------------------------------
Doane Pet Care Co.:
9.75% Sr. Unsec. Sub. Nts., 5/15/07                                1,900,000         1,762,250
10.75% Sr. Nts., 3/1/10                                            4,100,000         4,346,000
----------------------------------------------------------------------------------------------
Dole Food Co., Inc.:
8.625% Sr. Nts., 5/1/09                                            2,500,000         2,631,250
8.875% Sr. Unsec. Nts., 3/15/11                                    1,300,000         1,381,250
----------------------------------------------------------------------------------------------
Hines Nurseries, Inc., 10.25% Sr. Unsec. Sub. Nts.,
10/1/11 1                                                          1,700,000         1,861,500
----------------------------------------------------------------------------------------------
Pinnacle Foods Holding Corp.:
8.25% Sr. Sub. Nts., 12/1/13 5                                     2,200,000         2,134,000
8.25% Sr. Sub. Nts., 12/1/13 5                                       900,000           873,000
----------------------------------------------------------------------------------------------
Smithfield Foods, Inc.:
7.625% Sr. Unsec. Sub. Nts., 2/15/08                               2,240,000         2,363,200
8% Sr. Nts., Series B, 10/15/09                                      400,000           433,000
----------------------------------------------------------------------------------------------
Swift & Co., 10.125% Sr. Nts., 10/1/09                             2,500,000         2,681,250
----------------------------------------------------------------------------------------------
Tembec Industries, Inc.:
7.75% Sr. Nts., 3/15/12                                            2,800,000         2,716,000
8.50% Sr. Unsec. Nts., 2/1/11                                        147,000           149,205
----------------------------------------------------------------------------------------------
United Biscuits Finance plc, 10.625% Sr. Sub. Nts., 4/15/11
[EUR]                                                              2,000,000         2,652,297
                                                                               ---------------
                                                                                    36,855,827

                        22 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS--0.9%
AKI, Inc., 10.50% Sr. Unsec. Nts., 7/1/08                      $   4,200,000   $     4,336,500
----------------------------------------------------------------------------------------------
Armkel LLC/Armkel Finance, Inc., 9.50% Sr. Sub. Nts.,
8/15/09                                                            1,900,000         2,085,250
----------------------------------------------------------------------------------------------
Playtex Products, Inc.:
8% Sr. Sec. Nts., 3/1/11 5                                         2,500,000         2,615,625
9.375% Sr. Unsec. Sub. Nts., 6/1/11                                3,500,000         3,421,250
----------------------------------------------------------------------------------------------
Revlon Consumer Products Corp., 12% Sr. Sec. Nts., 12/1/05         1,600,000         1,800,000
----------------------------------------------------------------------------------------------
Styling Technology Corp., 10.875% Sr. Unsec. Sub. Nts.,
7/1/08 1,3,4                                                       1,200,000                --
                                                                               ---------------
                                                                                    14,258,625

----------------------------------------------------------------------------------------------
PERSONAL PRODUCTS--0.1%
Elizabeth Arden, Inc., 7.75% Sr. Sub. Nts., 1/15/14 5              1,250,000         1,278,125
----------------------------------------------------------------------------------------------
ENERGY--9.2%
----------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--1.8%
BRL Universal Equipment Corp., 8.875% Sr. Sec. Nts., 2/15/08       3,000,000         3,228,750
----------------------------------------------------------------------------------------------
Dresser, Inc., 9.375% Sr. Sub. Nts., 4/15/11                       1,200,000         1,290,000
----------------------------------------------------------------------------------------------
Grant Prideco Escrow Corp., 9% Sr. Unsec. Nts., 12/15/09           1,500,000         1,638,750
----------------------------------------------------------------------------------------------
Hanover Compress Co., 8.625% Sr. Nts., 12/15/10                    2,500,000         2,600,000
----------------------------------------------------------------------------------------------
Hanover Equipment Trust 2001A, 8.50% Sr. Sec. Nts., Series
A, 9/1/08                                                          1,500,000         1,593,750
----------------------------------------------------------------------------------------------
Hornbeck-Leevac Marine Services, Inc., 10.625% Sr. Nts.,
8/1/08                                                             7,000,000         7,673,750
----------------------------------------------------------------------------------------------
Ocean Rig Norway AS, 10.25% Sr. Sec. Nts., 6/1/08                  7,250,000         7,213,750
----------------------------------------------------------------------------------------------
Petroleum Helicopters, Inc., 9.375% Sr. Nts., 5/1/09               1,500,000         1,582,500
----------------------------------------------------------------------------------------------
Universal Compression, Inc., 7.25% Sr. Unsec. Sub. Nts.,
5/15/10                                                            2,500,000         2,593,750
                                                                               ---------------
                                                                                    29,415,000

----------------------------------------------------------------------------------------------
OIL & GAS--7.4%
ANR Pipeline Co., 8.875% Sr. Nts., 3/15/10                         1,400,000         1,536,500
----------------------------------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr. Sub. Nts., 6/15/07                5,850,000         6,010,875
----------------------------------------------------------------------------------------------
Chesapeake Energy Corp.:
6.875% Sr. Unsec. Nts., 1/15/16                                      784,000           768,320
8.375% Sr. Unsec. Nts., 11/1/08                                    1,100,000         1,193,500
9% Sr. Nts., 8/15/12                                               3,500,000         3,955,000
----------------------------------------------------------------------------------------------
El Paso Corp., 7.875% Sr. Unsec. Nts., 6/15/12                     2,547,000         2,298,668
----------------------------------------------------------------------------------------------
El Paso Energy Corp., 7.625% Nts., 7/15/11                         1,600,000         1,436,000
----------------------------------------------------------------------------------------------
El Paso Energy Partners LP, 8.50% Sr. Unsec. Sub. Nts.,
Series B, 6/1/11                                                   2,851,000         3,100,463
----------------------------------------------------------------------------------------------
El Paso Production Holding Co., 7.75% Sr. Unsec. Nts.,
6/1/13                                                             7,850,000         7,241,625
----------------------------------------------------------------------------------------------
EXCO Resources, Inc., 7.25% Sr. Nts., 1/15/11                      1,850,000         1,887,000
----------------------------------------------------------------------------------------------
Forest Oil Corp., 7.75% Sr. Nts., 5/1/14                           2,000,000         2,050,000
----------------------------------------------------------------------------------------------
Frontier Oil Corp., 11.75% Sr. Nts., 11/15/09                      6,000,000         6,585,000
----------------------------------------------------------------------------------------------
GulfTerra Energy Partners LP:
8.50% Sr. Unsec. Sub. Nts., Series B, 6/1/10                       1,079,000         1,178,808
10.625% Sr. Sub. Nts., 12/1/12                                     1,239,000         1,480,605

                        23 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

OIL & GAS Continued
Newfield Exploration Co., 8.375% Sr. Sub. Nts., 8/15/12        $   2,850,000   $     3,106,500
----------------------------------------------------------------------------------------------
Paramount Resources Ltd., 7.875% Sr. Nts., 11/1/10                 2,300,000         2,208,000
----------------------------------------------------------------------------------------------
Pioneer Natural Resources Co., 7.50% Sr. Nts., 4/15/12             1,000,000         1,134,122
----------------------------------------------------------------------------------------------
Plains Exploration & Production Co., 7.125% Sr. Nts.,
6/15/14 5                                                          1,700,000         1,738,250
----------------------------------------------------------------------------------------------
Premcor Refining Group, Inc.:
6.75% Sr. Nts., 5/1/14                                             3,000,000         2,985,000
9.50% Sr. Nts., 2/1/13                                             2,000,000         2,315,000
----------------------------------------------------------------------------------------------
Range Resources Corp., 7.375% Sr. Sub. Nts., 7/15/13 5             1,500,000         1,500,000
----------------------------------------------------------------------------------------------
Southern Natural Gas Co.:
7.35% Nts., 2/15/31                                                2,800,000         2,520,000
8% Sr. Unsub. Nts., 3/1/32                                         4,800,000         4,536,000
8.875% Sr. Nts., 3/15/10                                           1,800,000         1,975,500
----------------------------------------------------------------------------------------------
Stone Energy Corp., 8.25% Sr. Unsec. Sub. Nts., 12/15/11           3,500,000         3,666,250
----------------------------------------------------------------------------------------------
Teekay Shipping Corp., 8.875% Sr. Nts., 7/15/11                    3,175,000         3,528,219
----------------------------------------------------------------------------------------------
Tennessee Gas Pipeline Co., 7.50% Bonds, 4/1/17                   11,550,000        11,319,000
----------------------------------------------------------------------------------------------
Tesoro Petroleum Corp.:
8% Sr. Sec. Nts., 4/15/08                                          2,300,000         2,472,500
9.625% Sr. Sub. Nts., 4/1/12                                       1,597,000         1,800,618
----------------------------------------------------------------------------------------------
Transcontinental Gas Pipe Line Corp.:
6.125% Nts., 1/15/05                                               1,000,000         1,020,000
8.875% Sr. Unsub. Nts., Series B, 7/15/12                          1,200,000         1,362,000
----------------------------------------------------------------------------------------------
Westport Resources Corp., 8.25% Sr. Unsec. Sub. Nts.,
11/1/11                                                            5,500,000         6,249,375
----------------------------------------------------------------------------------------------
Whiting Petroleum Corp., 7.25% Sr. Sub. Nts., 5/1/12               3,300,000         3,283,500
----------------------------------------------------------------------------------------------
Williams Cos., Inc. (The):
7.125% Nts., 9/1/11                                                7,400,000         7,548,000
8.625% Sr. Nts., 6/1/10                                            8,450,000         9,337,250
----------------------------------------------------------------------------------------------
Williams Holdings of Delaware, Inc., 6.50% Nts., 12/1/08 1           800,000           841,000
                                                                               ---------------
                                                                                   117,168,448

----------------------------------------------------------------------------------------------
FINANCIALS--2.2%
----------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.0%
American Color Graphics, Inc., 10% Sr. Sec. Nts., 6/15/10          1,350,000         1,211,625
----------------------------------------------------------------------------------------------
BCP Caylux Holdings Luxembourg SCA, 9.625% Sr. Sub. Nts.,
6/15/14 5                                                          5,875,000         6,117,344
----------------------------------------------------------------------------------------------
Berry Plastics Corp., 10.75% Sr. Sub. Nts., 7/15/12                6,100,000         6,801,500
----------------------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc., 12% Sr. Unsec. Sub. Nts.,
Series B, 9/30/08                                                  3,700,000         2,423,500
                                                                               ---------------
                                                                                    16,553,969

----------------------------------------------------------------------------------------------
COMMERCIAL BANKS--0.2%
ABN Amro Bank NV (NY Branch), 4% Sec. Nts., 11/5/17 1,2            2,069,459         1,614,178
----------------------------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts., 7/18/07                                78,000            84,045
----------------------------------------------------------------------------------------------
Western Financial Bank, 9.625% Unsec. Sub. Debs., 5/15/12          1,700,000         1,878,500
                                                                               ---------------
                                                                                     3,576,723

                        24 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL            VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES--0.1%
Global Cash Access LLC/Global Cash Finance Corp.,
8.75% Sr. Sub. Nts., 3/15/12 5                                 $   1,200,000   $     1,254,000
----------------------------------------------------------------------------------------------
Noteco Ltd.:
7.02% Nts., Series B, 6/30/25 2 [GBP]                                197,000           298,312
7.538% Nts., Series A1, 6/30/15 2 [GBP]                              233,000           416,207
                                                                               ---------------
                                                                                     1,968,519

----------------------------------------------------------------------------------------------
INSURANCE--0.1%
Texas Gas Transmission Corp., 7.25% Debs., 7/15/27                 1,000,000         1,084,493
----------------------------------------------------------------------------------------------
REAL ESTATE--0.8%
Felcor Lodging LP:
9% Sr. Nts., 6/1/11                                                2,552,000         2,647,700
10% Sr. Unsec. Nts., 9/15/08                                         369,000           391,140
----------------------------------------------------------------------------------------------
HMH Properties, Inc., 7.875% Sr. Nts., Series B, 8/1/08            2,932,000         3,019,960
----------------------------------------------------------------------------------------------
MeriStar Hospitality Corp.:
9.125% Sr. Unsec. Nts., 1/15/11                                    2,797,000         2,838,955
10.50% Sr. Unsec. Nts., 6/15/09                                    2,700,000         2,889,000
                                                                               ---------------
                                                                                    11,786,755

----------------------------------------------------------------------------------------------
HEALTH CARE--5.6%
----------------------------------------------------------------------------------------------
BIOTECHNOLOGY--0.2%
Polypore, Inc., 8.75% Sr. Sub. Nts., 5/15/12 5                     3,500,000         3,666,250
----------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.7%
Dade Behring Holdings, Inc., 11.91% Sr. Unsec. Sub. Nts.,
10/3/10                                                              820,429           943,493
----------------------------------------------------------------------------------------------
Fisher Scientific International, Inc., 8.125% Sr. Sub.
Nts., 5/1/12                                                       1,736,000         1,866,200
----------------------------------------------------------------------------------------------
HMP Equity Holdings Corp., Units (each unit consists of
$1,000 principal amount of 15.43% sr. sec. disc. nts.,
5/15/08 and one warrant to purchase 2.8094 shares of
Huntsman Corp. common stock) 9,10                                  2,800,000         2,170,000
----------------------------------------------------------------------------------------------
Inverness Medical Innovations, Inc., 8.75% Sr. Sub. Nts.,
2/15/12 5                                                          1,100,000         1,130,250
----------------------------------------------------------------------------------------------
Sybron Dental Specialties, Inc., 8.125% Sr. Sub. Nts.,
6/15/12 1                                                          2,200,000         2,365,000
----------------------------------------------------------------------------------------------
Universal Hospital Services, Inc., 10.125% Sr. Unsec. Nts.,
11/1/11 1                                                          2,150,000         2,193,000
----------------------------------------------------------------------------------------------
Vanguard Health Systems, Inc., 9.75% Sr. Unsec. Sub. Nts.,
8/1/11                                                               500,000           543,750
                                                                               ---------------
                                                                                    11,211,693

----------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.4%
Alderwoods Group, Inc., 12.25% Sr. Nts., 1/2/09                    3,200,000         3,552,000
----------------------------------------------------------------------------------------------
Alliance Imaging, Inc., 10.375% Sr. Unsec. Sub. Nts.,
4/15/11                                                              947,000           996,718
----------------------------------------------------------------------------------------------
AmeriPath, Inc., 10.50% Sr. Unsec. Sub. Nts., 4/1/13               2,000,000         2,030,000
----------------------------------------------------------------------------------------------
Beverly Enterprises, Inc., 7.875% Sr. Sub. Nts., 6/15/14 5         2,300,000         2,274,125
----------------------------------------------------------------------------------------------
Extendicare Health Services, Inc.:
6.875% Sr. Sub. Nts., 5/1/14 5                                     1,300,000         1,228,500
9.50% Sr. Unsec. Sub. Nts., 7/1/10                                 1,900,000         2,118,500
----------------------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II, 7.875% Nts., 2/1/08       2,800,000         2,961,000

                        25 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES Continued
Genesis HealthCare Corp., 8% Sr. Sub. Nts., 10/15/13 5         $   1,300,000   $     1,332,500
----------------------------------------------------------------------------------------------
HCA, Inc.:
7.875% Sr. Nts., 2/1/11                                            1,000,000         1,098,192
8.75% Sr. Nts., 9/1/10                                             2,000,000         2,286,490
----------------------------------------------------------------------------------------------
HealthSouth Corp.:
7.625% Nts., 6/1/12                                                2,000,000         1,895,000
10.75% Sr. Unsec. Sub. Nts., 10/1/08                                 147,000           152,145
----------------------------------------------------------------------------------------------
InSight Health Services Corp., 9.875% Sr. Sub. Nts., 11/1/11       2,000,000         2,150,000
----------------------------------------------------------------------------------------------
Magellan Health Services, Inc., 9.375% Sr. Unsec. Nts.,
Series A, 11/15/08                                                 4,435,654         4,779,417
----------------------------------------------------------------------------------------------
Medquest, Inc., 11.875% Sr. Unsec. Sub. Nts., Series B,
8/15/12                                                            3,200,000         3,648,000
----------------------------------------------------------------------------------------------
National Nephrology Assn., 9% Sr. Sub. Nts., 11/1/11 5               650,000           747,500
----------------------------------------------------------------------------------------------
NDCHealth Corp., 10.50% Sr. Unsec. Sub. Nts., 12/1/12              4,100,000         4,540,750
----------------------------------------------------------------------------------------------
PacifiCare Health Systems, Inc., 10.75% Sr. Unsec. Unsub.
Nts., 6/1/09                                                       2,207,000         2,527,015
----------------------------------------------------------------------------------------------
Quintiles Transnational Corp., 10% Sr. Sub. Nts., 10/1/13          1,900,000         1,890,500
----------------------------------------------------------------------------------------------
Rotech Healthcare, Inc., 9.50% Sr. Unsec. Sub. Nts., 4/1/12        2,400,000         2,574,000
----------------------------------------------------------------------------------------------
Stewart Enterprises, Inc., 10.75% Sr. Unsec. Sub. Nts.,
7/1/08                                                             5,400,000         6,027,750
----------------------------------------------------------------------------------------------
Tenet Healthcare Corp.:
6.375% Sr. Nts., 12/1/11                                           3,350,000         2,948,000
7.375% Nts., 2/1/13                                                  147,000           133,770
9.875% Sr. Nts., 7/1/14 5                                          2,125,000         2,172,813
----------------------------------------------------------------------------------------------
Triad Hospitals, Inc.:
7% Sr. Nts., 5/15/12                                               3,200,000         3,240,000
7% Sr. Sub. Nts., 11/15/13                                         5,110,000         4,880,050
----------------------------------------------------------------------------------------------
US Oncology, Inc., 9.625% Sr. Sub. Nts., 2/1/12                    1,000,000         1,185,000
----------------------------------------------------------------------------------------------
Vicar Operating, Inc., 9.875% Sr. Sub. Nts., 12/1/09               4,000,000         4,420,000
                                                                               ---------------
                                                                                    69,789,735

----------------------------------------------------------------------------------------------
PHARMACEUTICALS--0.3%
aaiPharma, Inc., 11% Sr. Sub. Nts., 4/1/10                         1,400,000         1,176,000
----------------------------------------------------------------------------------------------
Valeant Pharmaceuticals International, Inc., 7% Sr. Nts.,
12/15/11 5                                                         2,900,000         2,842,000
                                                                               ---------------
                                                                                     4,018,000

----------------------------------------------------------------------------------------------
INDUSTRIALS--10.2%
----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--1.3%
Alliant Techsystems, Inc., 8.50% Sr. Unsec. Sub. Nts.,
5/15/11                                                            2,400,000         2,604,000
----------------------------------------------------------------------------------------------
Argo-Tech Corp., 9.25% Sr. Nts., 6/1/11 5                          1,800,000         1,863,000
----------------------------------------------------------------------------------------------
BE Aerospace, Inc.:
8% Sr. Unsec. Sub. Nts., Series B, 3/1/08                          2,900,000         2,711,500
8.50% Sr. Unsec. Nts., 10/1/10                                     1,100,000         1,163,250
8.875% Sr. Unsec. Sub. Nts., 5/1/11                                  147,000           137,445
9.50% Sr. Unsec. Sub. Nts., 11/1/08                                1,000,000           970,000
----------------------------------------------------------------------------------------------
K&F Industries, Inc., 9.625% Sr. Unsec. Sub. Nts., 12/15/10          700,000           770,875

                        26 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

AEROSPACE & DEFENSE Continued
L-3 Communications Holdings, Inc., 7.625% Sr. Sub. Nts.,
6/15/12                                                        $   1,200,000   $     1,272,000
----------------------------------------------------------------------------------------------
Rexnord Corp., 10.125% Sr. Unsec. Sub. Nts., 12/15/12              1,900,000         2,099,500
----------------------------------------------------------------------------------------------
TD Funding Corp., 8.375% Sr. Sub. Nts., 7/15/11                    2,800,000         2,856,000
----------------------------------------------------------------------------------------------
TRW Automotive, Inc.:
9.375% Sr. Nts., 2/15/13                                           1,517,000         1,718,003
11% Sr. Sub. Nts., 2/15/13                                         1,299,000         1,539,315
----------------------------------------------------------------------------------------------
Vought Aircraft Industries, Inc., 8% Sr. Nts., 7/15/11 5           1,050,000         1,002,750
                                                                               ---------------
                                                                                    20,707,638

----------------------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.2%
Atlas Air, Inc., 9.375% Sr. Unsec. Nts., 11/15/06 3,4              3,650,000         1,733,750
----------------------------------------------------------------------------------------------
Park-Ohio Industries, Inc., 9.25% Sr. Sub. Nts., 12/1/07 1         2,000,000         2,045,000
                                                                               ---------------
                                                                                     3,778,750

----------------------------------------------------------------------------------------------
AIRLINES--0.4%
ATA Holdings Corp.:
0%/12.125% Sr. Unsec. Nts., 6/15/10 5,7                            2,000,000         1,290,000
13% Sr. Unsec. Nts., 2/1/09                                        6,720,000         4,737,600
                                                                               ---------------
                                                                                     6,027,600

----------------------------------------------------------------------------------------------
BUILDING PRODUCTS--0.4%
Associated Materials, Inc., 9.75% Sr. Sub. Nts., 4/15/12           1,500,000         1,672,500
----------------------------------------------------------------------------------------------
Jacuzzi Brands, Inc., 9.625% Sr. Sec. Nts., 7/1/10                 1,944,000         2,089,800
----------------------------------------------------------------------------------------------
Nortek, Inc., 9.875% Sr. Unsec. Sub. Nts., 6/15/11 1               1,000,000         1,145,000
----------------------------------------------------------------------------------------------
North America Energy Partners, Inc., 8.75% Sr. Unsec. Nts.,
12/1/11 5                                                          1,300,000         1,293,500
                                                                               ---------------
                                                                                     6,200,800

----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--3.5%
Allied Waste North America, Inc.:
7.375% Sr. Unsec. Nts., 4/15/14 5                                  6,400,000         6,256,000
7.875% Sr. Nts., 4/15/13                                           2,200,000         2,310,000
8.50% Sr. Sub. Nts., 12/1/08                                       2,200,000         2,417,250
8.875% Sr. Nts., Series B, 4/1/08                                  1,700,000         1,870,000
9.25% Sr. Sec. Debs., Series B, 9/1/12                             2,000,000         2,250,000
----------------------------------------------------------------------------------------------
American Pad & Paper Co., 13% Sr. Sub. Nts., Series B,
11/15/05 1,3,4                                                     2,500,000                --
----------------------------------------------------------------------------------------------
Budget Group, Inc., 9.125% Sr. Unsec. Nts., 4/1/06 1,3,4           6,500,000         1,153,750
----------------------------------------------------------------------------------------------
Buhrmann US, Inc., 12.25% Sr. Unsec. Sub. Nts., 11/1/09            2,500,000         2,751,490
----------------------------------------------------------------------------------------------
Coinmach Corp., 9% Sr. Nts., 2/1/10                                2,250,000         2,266,875
----------------------------------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr. Nts., Series B, 12/1/07 1        2,400,000         2,256,000
----------------------------------------------------------------------------------------------
Corrections Corp. of America:
7.50% Sr. Nts., 5/1/11                                             1,350,000         1,370,250
9.875% Sr. Nts., 5/1/09                                            1,500,000         1,672,500

                        27 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES Continued
Hydrochem Industrial Services, Inc., 10.375% Sr. Sub.
Nts., 8/1/07 1                                                 $   3,500,000   $     3,543,750
----------------------------------------------------------------------------------------------
Kindercare Learning Centers, Inc., 9.50% Sr. Sub.
Nts., 2/15/09                                                      2,303,000         2,349,060
----------------------------------------------------------------------------------------------
Mail-Well I Corp.:
7.875% Sr. Sub. Nts., 12/1/13 5                                    3,500,000         3,202,500
9.625% Sr. Nts., 3/15/12                                           4,150,000         4,482,000
----------------------------------------------------------------------------------------------
Protection One, Inc./Protection One Alarm Monitoring, Inc.,
7.375% Sr. Unsec. Nts., 8/15/05                                    1,500,000         1,432,500
----------------------------------------------------------------------------------------------
Stericycle, Inc., 12.375% Sr. Unsec. Sub. Nts., Series B,
11/15/09                                                           2,584,000         2,829,480
----------------------------------------------------------------------------------------------
Synagro Technologies, Inc., 9.50% Sr. Sub. Nts., 4/1/09            1,700,000         1,785,000
----------------------------------------------------------------------------------------------
United Rentals, Inc., 7% Sr. Sub. Nts., 2/15/14                    7,600,000         6,802,000
----------------------------------------------------------------------------------------------
Videotron Ltee, 6.875% Sr. Unsec. Nts., 1/15/14                    1,100,000         1,075,250
----------------------------------------------------------------------------------------------
Waste Services, Inc., 9.50% Sr. Sub. Nts., 4/15/14 5               1,350,000         1,390,500
                                                                               ---------------
                                                                                    55,466,155

----------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING--0.2%
Integrated Electrical Services, Inc.:
9.375% Sr. Sub. Nts., Series B, 2/1/09                               499,000           517,713
9.375% Sr. Sub. Nts., Series C, 2/1/09                               500,000           518,750
----------------------------------------------------------------------------------------------
URS Corp., 11.50% Sr. Unsec. Nts., 9/15/09                         1,428,000         1,645,770
                                                                               ---------------
                                                                                     2,682,233

----------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.3%
Dayton Superior Corp., 13% Sr. Unsec. Sub. Nts., 6/15/09           1,050,000           918,750
----------------------------------------------------------------------------------------------
General Cable Corp., 9.50% Sr. Nts., 11/15/10                      2,200,000         2,376,000
----------------------------------------------------------------------------------------------
Riverside Forest Products Ltd., 7.875% Sr. Nts., 3/1/14 5          1,200,000         1,230,000
                                                                               ---------------
                                                                                     4,524,750

----------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--0.7%
Great Lakes Dredge & Dock Co., 7.75% Sr. Unsec. Sub. Nts.,
12/15/13                                                           2,100,000         1,785,000
----------------------------------------------------------------------------------------------
Norse CBO Ltd., 9.342% Sub. Bonds, Series 1A, Cl. C2,
8/13/10 1                                                         11,000,000         9,570,000
                                                                               ---------------
                                                                                    11,355,000

----------------------------------------------------------------------------------------------
MACHINERY--1.8%
Actuant Corp., 13% Sr. Sub. Nts., 5/1/09                           1,455,000         1,753,275
----------------------------------------------------------------------------------------------
AGCO Corp., 9.50% Sr. Unsec. Nts., 5/1/08                          6,000,000         6,570,000
----------------------------------------------------------------------------------------------
Manitowoc Co., Inc. (The):
7.125% Sr. Nts., 11/1/13                                             600,000           603,000
10.50% Sr. Sub. Nts., 8/1/12                                       3,350,000         3,852,500
----------------------------------------------------------------------------------------------
Milacron Escrow Corp., 11.50% Sr. Sec. Nts., 5/15/11 5             2,400,000         2,400,000
----------------------------------------------------------------------------------------------
Navistar International Corp., 7.50% Sr. Nts., 6/15/11              2,800,000         2,884,000
----------------------------------------------------------------------------------------------
NMHG Holding Co., 10% Sr. Nts., 5/15/09                            1,600,000         1,768,000
----------------------------------------------------------------------------------------------
SPX Corp., 7.50% Sr. Nts., 1/1/13                                  3,000,000         3,090,000

                        28 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

MACHINERY Continued
Terex Corp.:
9.25% Sr. Unsec. Sub. Nts., 7/15/11                            $   3,900,000   $     4,270,500
10.375% Sr. Unsec. Sub. Nts., Series B, 4/1/11                       500,000           560,000
----------------------------------------------------------------------------------------------
Trinity Industries, Inc., 6.50% Sr. Nts., 3/15/14 5                1,450,000         1,334,000
                                                                               ---------------
                                                                                    29,085,275

----------------------------------------------------------------------------------------------
MARINE--0.7%
CP Ships Ltd., 10.375% Sr. Nts., 7/15/12                           5,000,000         5,737,500
----------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc., 12% Sr. Sec. Nts.,
7/15/05 1,3,4                                                      5,000,000         1,281,500
----------------------------------------------------------------------------------------------
Navigator Gas Transport plc, 10.50% First Priority Ship
Mtg. Nts., 6/30/07 1,3,4                                           5,800,000         3,416,780
----------------------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 3.75% Sec. Nts.,
12/31/07 5                                                         2,330,544         1,016,583
                                                                               ---------------
                                                                                    11,452,363

----------------------------------------------------------------------------------------------
ROAD & RAIL--0.5%
Kansas City Southern Railway Co. (The), 7.50% Sr. Nts.,
6/15/09                                                            2,000,000         2,010,000
----------------------------------------------------------------------------------------------
Stena AB:
7.50% Sr. Unsec. Nts., 11/1/13                                     3,093,000         3,073,669
9.625% Sr. Nts., 12/1/12                                           2,000,000         2,230,000
                                                                               ---------------
                                                                                     7,313,669

----------------------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE--0.2%
Horizon Lines LLC, 9% Nts., 11/1/12 5,6                            2,300,000         2,348,875
----------------------------------------------------------------------------------------------
Worldspan LP/Worldspan Financial Corp., 9.625% Sr. Nts.,
6/15/11                                                            1,250,000         1,281,250
                                                                               ---------------
                                                                                     3,630,125

----------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--1.8%
----------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--0.1%
Orion Network Systems, Inc., 12.50% Sr. Unsub. Disc. Nts.,
1/15/07 1,3,4                                                      5,310,000         1,938,150
----------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--0.1%
Seagate Technology Hdd Holdings, 8% Sr. Nts., 5/15/09              1,700,000         1,785,000
----------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Ingram Micro, Inc., 9.875% Sr. Unsec. Sub. Nts., 8/15/08           3,000,000         3,300,000
----------------------------------------------------------------------------------------------
Insilco Corp., 12% Sr. Sub. Nts., 8/15/07 1,3,4                    7,500,000                --
----------------------------------------------------------------------------------------------
Sensus Metering System, Inc., 8.625% Sr. Sub. Nts.,
12/15/13 5                                                         4,200,000         4,053,000
                                                                               ---------------
                                                                                     7,353,000

----------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--0.1%
Exodus Communications, Inc., 10.75% Sr. Nts., 12/15/09 1,3,4
[EUR]                                                              4,232,751           231,740
----------------------------------------------------------------------------------------------
Globix Corp., 11% Sr. Nts., 4/26/08                                  500,368           452,833
----------------------------------------------------------------------------------------------
NorthPoint Communications Group, Inc., 12.875% Nts.,
2/15/10 1,3                                                        1,040,900               104

                        29 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES Continued
PSINet, Inc.:
10.50% Sr. Unsec. Nts., 12/1/06 1,3,4 [EUR]                        1,000,000   $        47,906
11% Sr. Nts., 8/1/09 1,3,4                                         2,118,662           116,526
----------------------------------------------------------------------------------------------
Verado Holdings, Inc., 13% Sr. Disc. Nts., 4/15/08 1,3,4           5,000,000               500
                                                                               ---------------
                                                                                       849,609

----------------------------------------------------------------------------------------------
IT SERVICES--0.3%
Iron Mountain, Inc.:
7.75% Sr. Sub. Nts., 1/15/15                                       1,200,000         1,197,000
8.625% Sr. Unsec. Sub. Nts., 4/1/13                                2,400,000         2,556,000
----------------------------------------------------------------------------------------------
Titan Corp. (The), 8% Sr. Sub. Nts., 5/15/11 5                     1,400,000         1,421,000
                                                                               ---------------
                                                                                     5,174,000

----------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--0.7%
AMI Semiconductor, Inc., 10.75% Sr. Unsec. Sub. Nts.,
2/1/13 1                                                           2,597,000         3,044,983
----------------------------------------------------------------------------------------------
Amkor Technology, Inc.:
7.75% Sr. Nts., 5/15/13                                            2,350,000         2,238,375
9.25% Sr. Unsec. Sub. Nts., 2/15/08                                3,500,000         3,675,000
----------------------------------------------------------------------------------------------
ChipPAC International Co. Ltd., 12.75% Sr. Unsec. Sub. Nts.,
Series B, 8/1/09                                                   2,500,000         2,681,250
                                                                               ---------------
                                                                                    11,639,608

----------------------------------------------------------------------------------------------
MATERIALS--12.2%
----------------------------------------------------------------------------------------------
CHEMICALS--4.0%
Avecia Group plc, 11% Sr. Unsec. Nts., 7/1/09                      1,750,000         1,338,750
----------------------------------------------------------------------------------------------
ClimaChem, Inc., 10.75% Sr. Unsec. Nts., Series B,
12/1/07                                                            2,000,000           820,000
----------------------------------------------------------------------------------------------
Compass Minerals Group, Inc., 10% Sr. Sub. Nts., 8/15/11           3,200,000         3,568,000
----------------------------------------------------------------------------------------------
Equistar Chemicals LP/Equistar Funding Corp.:
10.125% Sr. Unsec. Nts., 9/1/08                                      147,000           161,700
10.625% Sr. Unsec. Nts., 5/1/11                                    5,800,000         6,467,000
----------------------------------------------------------------------------------------------
Huntsman Co. LLC:
11.50% Sr. Nts., 7/15/12 5                                         3,425,000         3,484,938
11.625% Sr. Unsec. Nts., 10/15/10                                    147,000           163,170
----------------------------------------------------------------------------------------------
Huntsman Corp./ICI Chemical Co. plc:
10.125% Sr. Unsec. Sub. Nts., 7/1/09                               9,150,000         9,378,750
13.09% Sr. Unsec. Disc. Nts., 12/31/09 10                          4,000,000         1,980,000
----------------------------------------------------------------------------------------------
Huntsman International LLC, 9.875% Sr. Nts., 3/1/09                6,100,000         6,618,500
----------------------------------------------------------------------------------------------
IMC Global, Inc.:
7.625% Bonds, 11/1/05 1                                               24,000            24,600
10.875% Sr. Unsec. Nts., 8/1/13                                      147,000           176,033
----------------------------------------------------------------------------------------------
ISP Chemco, Inc., 10.25% Sr. Unsec. Sub. Nts., 7/1/11              2,700,000         3,017,250
----------------------------------------------------------------------------------------------
ISP Holdings, Inc., 10.625% Sr. Sec. Nts., 12/15/09                1,800,000         1,989,000
----------------------------------------------------------------------------------------------
Lyondell Chemical Co.:
9.50% Sec. Nts., 12/15/08                                            147,000           153,983

                        30 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

CHEMICALS Continued
Lyondell Chemical Co.: Continued
9.50% Sr. Sec. Nts., 12/15//08                                 $     700,000   $       735,000
9.625% Sr. Sec. Nts., Series A, 5/1/07                             4,400,000         4,620,000
9.875% Sec. Nts., Series B, 5/1/07                                 1,350,000         1,417,500
----------------------------------------------------------------------------------------------
PCI Chemicals Canada, 10% Sr. Sec. Nts., 12/31/08                    989,550           945,020
----------------------------------------------------------------------------------------------
Pioneer Cos., Inc., 5.086% Sr. Sec. Nts., 12/31/06 2                 313,358           297,690
----------------------------------------------------------------------------------------------
PolyOne Corp.:
8.875% Sr. Unsec. Nts., 5/1/12                                     5,000,000         4,950,000
10.625% Sr. Unsec. Nts., 5/15/10                                   1,597,000         1,700,805
----------------------------------------------------------------------------------------------
Resolution Performance Products LLC:
8% Sr. Sec. Nts., 12/15/09                                         1,650,000         1,720,125
13.50% Sr. Unsec. Sub. Nts., 11/15/10                              1,350,000         1,265,625
----------------------------------------------------------------------------------------------
Rockwood Specialties, Inc., 10.625% Sr. Unsec. Sub. Nts.,
5/15/11                                                              950,000         1,016,500
----------------------------------------------------------------------------------------------
Royster-Clark, Inc., 10.25% First Mtg. Nts., 4/1/09                1,500,000         1,507,500
----------------------------------------------------------------------------------------------
Sterling Chemicals, Inc.:
10% Sr. Sec. Nts., 12/19/07                                        2,045,678         1,943,394
11.25% Sr. Sub. Nts., 8/15/06 1,3,4                                3,000,000                --
----------------------------------------------------------------------------------------------
Westlake Chemical Corp., 8.75% Sr. Nts., 7/15/11 1                 1,300,000         1,417,000
                                                                               ---------------
                                                                                    62,877,833

----------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS--0.2%
Formica Corp., 10.875% Sr. Unsec. Sub. Nts., Series B,
3/1/09 1,3,4                                                       3,500,000           682,500
----------------------------------------------------------------------------------------------
Texas Industries, Inc., 10.25% Sr. Unsec. Nts., 6/15/11            2,600,000         2,912,000
                                                                               ---------------
                                                                                     3,594,500

----------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING--2.9%
Crown Euro Holdings SA:
9.50% Sr. Sec. Nts., 3/1/11                                        2,800,000         3,066,000
10.875% Sr. Sec. Nts., 3/1/13                                      1,400,000         1,603,000
----------------------------------------------------------------------------------------------
Graphic Packaging International Corp.:
8.50% Sr. Nts., 8/15/11                                            3,300,000         3,547,500
9.50% Sr. Sub. Nts., 8/15/13                                       2,100,000         2,289,000
----------------------------------------------------------------------------------------------
Jefferson Smurfit Corp.:
7.50% Sr. Unsec. Unsub. Nts., 6/1/13                                 650,000           646,750
8.25% Sr. Unsec. Nts., 10/1/12                                     2,500,000         2,612,500
----------------------------------------------------------------------------------------------
MDP Acquisitions plc, 9.625% Sr. Nts., 10/1/12                     2,500,000         2,750,000
----------------------------------------------------------------------------------------------
Owens-Brockway Glass Container, Inc.:
7.75% Sr. Sec. Nts., 5/15/11                                         700,000           731,500
8.25% Sr. Unsec. Nts., 5/15/13                                     1,347,000         1,397,513
8.75% Sr. Sec. Nts., 11/15/12                                      5,400,000         5,886,000
8.875% Sr. Sec. Nts., 2/15/09                                      3,000,000         3,255,000
----------------------------------------------------------------------------------------------
Pliant Corp., 0%/11.125% Sr. Sec. Disc. Nts., 6/15/09 5,7          1,650,000         1,398,375
----------------------------------------------------------------------------------------------
Solo Cup Co., 8.50% Sr. Sub. Nts., 2/15/14 5                       5,050,000         4,721,750

                        31 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

CONTAINERS & PACKAGING Continued
Stone Container Corp.:
8.375% Sr. Nts., 7/1/12                                        $   2,500,000   $     2,625,000
9.25% Sr. Unsec. Nts., 2/1/08                                      1,000,000         1,097,500
9.75% Sr. Unsec. Nts., 2/1/11                                      4,000,000         4,420,000
----------------------------------------------------------------------------------------------
TriMas Corp., 9.875% Sr. Unsec. Sub. Nts., 6/15/12                 4,200,000         4,473,000
                                                                               ---------------
                                                                                    46,520,388

----------------------------------------------------------------------------------------------
METALS & MINING--3.4%
AK Steel Corp.:
7.75% Sr. Unsec. Nts., 6/15/12                                       147,000           133,403
7.875% Sr. Unsec. Nts., 2/15/09                                      900,000           846,000
----------------------------------------------------------------------------------------------
Arch Western Finance LLC, 6.75% Sr. Nts., 7/1/13 5                 2,650,000         2,663,250
----------------------------------------------------------------------------------------------
California Steel Industries, Inc., 6.125% Sr. Nts., 3/15/14        2,000,000         1,875,000
----------------------------------------------------------------------------------------------
Century Aluminum Co., 11.75% Sr. Sec. Nts., 4/15/08                5,460,000         6,115,200
----------------------------------------------------------------------------------------------
IMCO Recycling, Inc., 10.375% Sr. Sec. Nts., 10/15/10              2,200,000         2,387,000
----------------------------------------------------------------------------------------------
International Utility Structures, Inc., 13% Unsec. Sub.
Nts., 2/1/08 1,3,4                                                   814,000                --
----------------------------------------------------------------------------------------------
IPSCO, Inc., 8.75% Sr. Nts., 6/1/13                                  850,000           952,000
----------------------------------------------------------------------------------------------
Ispat Inland ULC, 9.75% Sr. Sec. Nts., 4/1/14 5                    5,500,000         5,692,500
----------------------------------------------------------------------------------------------
Jorgensen (Earle M.) Co., 9.75% Sr. Sec. Nts., 6/1/12 1            2,500,000         2,750,000
----------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp., 10.875% Sr. Nts., Series
B, 10/15/06 3,4                                                    2,000,000         2,105,000
----------------------------------------------------------------------------------------------
Koppers Industry, Inc., 9.875% Sr. Sec. Nts., 10/15/13             2,800,000         3,080,000
----------------------------------------------------------------------------------------------
Massey Energy Co., 6.625% Sr. Nts., 11/15/10                       1,750,000         1,750,000
----------------------------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts., 12/1/07                             6,320,000         3,191,600
----------------------------------------------------------------------------------------------
Northwest Pipeline Corp., 8.125% Sr. Nts., 3/1/10                    850,000           920,125
----------------------------------------------------------------------------------------------
Oregon Steel Mills, Inc., 10% Sr. Nts., 7/15/09                    5,750,000         6,123,750
----------------------------------------------------------------------------------------------
Peabody Energy Corp., 6.875% Sr. Unsec. Nts., Series B,
3/15/13                                                            2,500,000         2,543,750
----------------------------------------------------------------------------------------------
Steel Dynamics, Inc., 9.50% Sr. Nts., 3/15/09                      1,500,000         1,665,000
----------------------------------------------------------------------------------------------
UCAR Finance, Inc., 10.25% Sr. Nts., 2/15/12                         700,000           782,250
----------------------------------------------------------------------------------------------
United States Steel Corp., 9.75% Sr. Nts., 5/15/10                 1,514,000         1,684,325
----------------------------------------------------------------------------------------------
United States Steel LLC, 10.75% Sr. Nts., 8/1/08                   1,493,000         1,713,218
----------------------------------------------------------------------------------------------
WHX Corp., 10.50% Sr. Unsec. Nts., 4/15/05                         5,000,000         4,475,000
                                                                               ---------------
                                                                                    53,448,371

----------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS--1.7%
Abitibi-Consolidated, Inc., 8.55% Nts., 8/1/10                     1,250,000         1,324,290
----------------------------------------------------------------------------------------------
Appleton Papers, Inc., 8.125% Sr. Nts., 6/15/11 5                  2,250,000         2,289,375
----------------------------------------------------------------------------------------------
Buckeye Technologies, Inc., 8.50% Sr. Nts., 10/1/13                1,000,000         1,015,000
----------------------------------------------------------------------------------------------
Doman Industries Ltd., 8.75% Sr. Nts., 3/15/04 1,3,4              11,000,000         4,097,500
----------------------------------------------------------------------------------------------
Georgia-Pacific Corp.:
8.125% Sr. Unsec. Nts., 5/15/11                                    3,500,000         3,885,000
9.375% Sr. Unsec. Nts., 2/1/13                                     5,400,000         6,210,000

                        32 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS Continued
Inland Fiber Group LLC, 9.625% Sr. Unsec. Nts., 11/15/07 3     $   4,000,000   $     2,020,000
----------------------------------------------------------------------------------------------
Norske Skog Canada Ltd., 7.375% Sr. Nts., 3/1/14 5                 1,500,000         1,458,750
----------------------------------------------------------------------------------------------
Tekni-Plex, Inc., 8.75% Sr. Sec. Nts., 11/15/13 5                  4,947,000         4,749,120
                                                                               ---------------
                                                                                    27,049,035

----------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--10.3%
----------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES--4.2%
360networks, Inc., 13% Sr. Unsec. Nts., 5/1/08 1,3,4 [EUR]         1,000,000                --
----------------------------------------------------------------------------------------------
COLO.com, Inc., 13.875% Sr. Nts., 3/15/10 1,3,4                    1,665,849               167
----------------------------------------------------------------------------------------------
Crown Castle International Corp.:
7.50% Sr. Nts., 12/1/13                                            3,950,000         3,950,000
7.50% Sr. Nts., Series B, 12/1/13                                    500,000           500,000
----------------------------------------------------------------------------------------------
Dex Media East LLC/Dex Media East Finance Co.,
9.875% Sr. Unsec. Nts., 11/15/09                                   3,000,000         3,382,500
----------------------------------------------------------------------------------------------
Dex Media West LLC/Dex Media West Finance Co.:
8.50% Sr. Nts., 8/15/10                                            2,100,000         2,299,500
9.875% Sr. Sub. Nts., 8/15/13                                      3,600,000         3,969,000
----------------------------------------------------------------------------------------------
Dex Media, Inc., 8% Nts., 11/15/13 5                              10,725,000        10,349,625
----------------------------------------------------------------------------------------------
IPC Acquisition Corp., 11.50% Sr. Sub. Nts., 12/15/09                550,000           596,750
----------------------------------------------------------------------------------------------
Level 3 Communications, Inc.:
9.125% Sr. Unsec. Nts., 5/1/08                                       147,000           117,233
10.50% Sr. Disc. Nts., 12/1/08                                       650,000           518,375
----------------------------------------------------------------------------------------------
MCI, Inc.:
5.908% Sr. Unsec. Nts., 5/1/07                                       743,000           722,568
6.688% Sr. Unsec. Nts., 5/1/09                                       743,000           689,133
7.735% Sr. Unsec. Nts., 5/1/14                                       637,000           571,708
----------------------------------------------------------------------------------------------
Pratama Datakom Asia BV, 12.75% Gtd. Nts., 7/15/05 1,3,4           4,000,000           100,000
----------------------------------------------------------------------------------------------
Qwest Capital Funding, Inc., 7.90% Unsec. Nts., 8/15/10              147,000           130,830
----------------------------------------------------------------------------------------------
Qwest Corp., 8.875% Nts., 3/15/12 5                                4,400,000         4,774,000
----------------------------------------------------------------------------------------------
Qwest Services Corp., 13.50% Nts., 12/15/10 5                     15,900,000        18,563,250
----------------------------------------------------------------------------------------------
Telewest Communications plc:
0%/9.875% Sr. Disc. Nts., 4/15/09 3,4 [GBP]                        4,000,000         3,082,949
9.25% Sr. Disc. Nts., 4/15/09 3,4                                  7,300,000         3,540,500
11.25% Sr. Nts., 11/1/08 3,4                                       3,700,000         2,183,000
----------------------------------------------------------------------------------------------
Teligent, Inc., 11.50% Sr. Nts., 12/1/07 1,3,4                     2,300,000                --
----------------------------------------------------------------------------------------------
Time Warner Telecom LLC/Time Warner Telecom, Inc.,
9.75% Sr. Nts., 7/15/08                                            5,800,000         5,452,000
----------------------------------------------------------------------------------------------
Time Warner Telecom, Inc., 10.125% Sr. Unsec. Sub. Nts.,
2/1/11                                                             2,700,000         2,470,500
                                                                               ---------------
                                                                                    67,963,588

                        33 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES--6.1%
Alamosa Delaware, Inc.:
8.50% Sr. Nts., 1/31/12 5                                      $   2,750,000   $     2,708,750
11% Sr. Unsec. Nts., 7/31/10                                         147,000           160,965
12.50% Sr. Unsec. Nts., 2/1/11                                     2,200,000         2,453,000
----------------------------------------------------------------------------------------------
American Cellular Corp., 10% Sr. Nts., Series B, 8/1/11            7,150,000         6,202,625
----------------------------------------------------------------------------------------------
American Tower Corp., 7.50% Sr. Nts., 5/1/12 5                     5,350,000         5,202,875
----------------------------------------------------------------------------------------------
American Tower Escrow Corp., 12.25% Sr. Sub. Disc. Nts.,
8/1/08 10                                                          4,300,000         3,160,500
----------------------------------------------------------------------------------------------
CellNet Data Systems, Inc., Sr. Unsec. Disc. Nts.,
10/1/07 1,3,4                                                      9,220,000                --
----------------------------------------------------------------------------------------------
Centennial Cellular Operating Co./Centennial
Communications Corp., 10.125% Sr. Nts., 6/15/13                    7,350,000         7,625,625
----------------------------------------------------------------------------------------------
Crown Castle International Corp., 10.75% Sr. Nts., 8/1/11          2,000,000         2,250,000
----------------------------------------------------------------------------------------------
Dobson Communications Corp.:
8.875% Sr. Nts., 10/1/13                                           6,347,000         4,855,455
10.875% Sr. Unsec. Nts., 7/1/10                                    5,700,000         4,930,500
----------------------------------------------------------------------------------------------
IPCS, Inc., 0%/14% Sr. Unsec. Disc. Nts., 7/15/10 3,4,7            1,350,000           735,750
----------------------------------------------------------------------------------------------
Leap Wireless International, Inc.:
0%/14.50% Sr. Unsec. Disc. Nts., 4/15/10 1,3,4,7                   4,500,000           652,500
12.50% Sr. Nts., 4/15/10 1,3,4                                     2,900,000           514,750
----------------------------------------------------------------------------------------------
Nextel Communications, Inc.:
7.375% Sr. Nts., 8/1/15                                            3,460,000         3,511,900
9.50% Sr. Unsec. Nts., 2/1/11                                      7,250,000         8,156,250
----------------------------------------------------------------------------------------------
Nextel Partners, Inc., 8.125% Sr. Nts., 7/1/11                     2,150,000         2,203,750
----------------------------------------------------------------------------------------------
Rural Cellular Corp.:
8.25% Sr. Sec. Nts., 3/15/12 5                                     2,100,000         2,157,750
9.625% Sr. Sub. Nts., Series B, 5/15/08                            3,000,000         2,850,000
9.75% Sr. Sub. Nts., 1/15/10                                       3,447,000         3,145,388
9.875% Sr. Nts., 2/1/10                                            3,900,000         3,890,250
----------------------------------------------------------------------------------------------
SBA Communications Corp., 10.25% Sr. Unsec. Nts., 2/1/09           6,900,000         7,107,000
----------------------------------------------------------------------------------------------
SBA Telecommunications, Inc./SBA Communications Corp.,
0%/9.75% Sr. Disc. Nts., 12/15/11 5,7                              5,047,000         3,760,015
----------------------------------------------------------------------------------------------
Triton PCS, Inc.:
8.50% Sr. Unsec. Nts., 6/1/13                                      2,600,000         2,470,000
8.75% Sr. Unsec. Sub. Nts., 11/15/11                                 497,000           412,510
9.375% Sr. Unsec. Sub. Nts., 2/1/11                                1,800,000         1,548,000
----------------------------------------------------------------------------------------------
UbiquiTel Operating Co., 9.875% Sr. Nts., 3/1/11 5                 4,200,000         4,221,000
----------------------------------------------------------------------------------------------
US Unwired, Inc.:
0%/13.375% Sr. Unsec. Sub. Disc. Nts., Series B, 11/1/09 7         5,850,000         5,908,500
10% Sr. Sec. Nts., 6/15/12                                         1,625,000         1,649,375
----------------------------------------------------------------------------------------------
Western Wireless Corp., 9.25% Sr. Unsec. Nts., 7/15/13             2,197,000         2,273,895
                                                                               ---------------
                                                                                    96,718,878

                        34 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

UTILITIES--6.7%
----------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--4.3%
AES Corp. (The):
5.22% Nts., 1/1/15 [GBP]                                             268,000   $       486,018
6.22% Nts., 1/1/20 [GBP]                                              50,000            90,675
8.375% Sr. Unsec. Unsub. Nts., 3/1/11 [GBP]                        2,500,000         4,290,060
8.75% Sr. Sec. Nts., 5/15/13 5                                     2,700,000         2,905,875
10% Sec. Nts., 7/15/05 5                                           1,716,488         1,763,692
----------------------------------------------------------------------------------------------
Allegheny Energy Supply Co. LLC, 8.25% Bonds, 4/15/12 5              147,000           146,081
----------------------------------------------------------------------------------------------
Allegheny Energy, Inc., 7.75% Nts., 8/1/05                         1,350,000         1,404,000
----------------------------------------------------------------------------------------------
Caithness Coso Funding Corp., 9.05% Sr. Sec. Nts., Series
B, 12/15/09                                                          795,637           871,223
----------------------------------------------------------------------------------------------
Calpine Corp.:
7.625% Sr. Nts., 4/15/06                                          10,850,000         9,602,250
8.75% Sr. Nts., 7/15/07                                            2,800,000         2,002,000
8.75% Sr. Sec. Nts., 7/15/13 5                                     1,700,000         1,402,500
9.875% Sr. Sec. Nts., 12/1/11 5                                    2,900,000         2,479,500
----------------------------------------------------------------------------------------------
CMS Energy Corp.:
7.50% Sr. Nts., 1/15/09                                            1,147,000         1,147,000
7.75% Sr. Nts., 8/1/10 5                                           1,400,000         1,400,000
9.875% Sr. Unsec. Nts., 10/15/07                                   4,000,000         4,330,000
----------------------------------------------------------------------------------------------
CMS Energy X-TRAS Pass-Through Trust I, 7% Sr. Unsec.
Pass-Through Certificates, 1/15/05                                 1,300,000         1,313,000
----------------------------------------------------------------------------------------------
Edison Mission Energy, 10% Sr. Unsec. Nts., 8/15/08                  275,000           294,938
----------------------------------------------------------------------------------------------
Midwest Generation LLC, 8.75% Sr. Sec. Nts., 5/1/34 5              8,100,000         8,221,500
----------------------------------------------------------------------------------------------
Mirant Americas Generation LLC, 8.30% Sr. Unsec. Nts.,
5/1/11 3,4                                                         1,300,000           981,500
----------------------------------------------------------------------------------------------
MSW Energy Holdings LLC/MSW Energy Finance Co., Inc.:
7.375% Sr. Sec. Nts., 9/1/10 5                                     3,350,000         3,350,000
8.50% Sr. Sec. Nts., 9/1/10                                        1,300,000         1,381,250
----------------------------------------------------------------------------------------------
NRG Energy, Inc., 8% Sr. Sec. Nts., 12/15/13 5                     7,600,000         7,714,000
----------------------------------------------------------------------------------------------
Reliant Resources, Inc.:
9.25% Sr. Sec. Nts., 7/15/10                                       4,997,000         5,359,283
9.50% Sr. Sec. Nts., 7/15/13                                       4,750,000         5,141,875
----------------------------------------------------------------------------------------------
Westar Energy, Inc., 9.75% Sr. Unsec. Nts., 5/15/07                  503,000           575,480
                                                                               ---------------
                                                                                    68,653,700

----------------------------------------------------------------------------------------------
GAS UTILITIES--0.2%
AmeriGas Partners LP/AmeriGas Eagle Finance Corp.,
8.875% Sr. Unsec. Nts., Series B, 5/20/11                            750,000           802,500
----------------------------------------------------------------------------------------------
SEMCO Energy, Inc.:
7.125% Sr. Nts., 5/15/08                                           1,100,000         1,133,000
7.75% Sr. Nts., 5/15/13                                            1,100,000         1,138,500
                                                                               ---------------
                                                                                     3,074,000

                        35 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

MULTI-UTILITIES & UNREGULATED POWER--2.1%
AES Red Oak LLC, 8.54% Sr. Sec. Bonds, Series A, 11/30/19      $   3,352,781   $     3,495,274
----------------------------------------------------------------------------------------------
Aquila, Inc., 7% Sr. Unsec. Nts., 7/15/04                            850,000           848,938
----------------------------------------------------------------------------------------------
Calpine Canada Energy Finance ULC, 8.50% Sr. Unsec. Nts.,
5/1/08                                                             4,647,000         3,090,255
----------------------------------------------------------------------------------------------
Consumers Energy Co.:
6.25% Nts., 9/15/06                                                1,100,000         1,156,252
6.375% Sr. Sec. Nts., 2/1/08                                         800,000           849,356
7.375% Nts., 9/15/23                                               1,600,000         1,631,418
----------------------------------------------------------------------------------------------
Dynegy Holdings, Inc.:
6.875% Sr. Unsec. Unsub. Nts., 4/1/11                              9,150,000         7,926,188
8.75% Sr. Nts., 2/15/12                                            4,647,000         4,437,885
10.125% Sr. Sec. Nts., 7/15/13 5                                   6,200,000         6,742,500
----------------------------------------------------------------------------------------------
Mirant Mid-Atlantic LLC, 8.625% Sec. Pass-Through
Certificates, Series A, 6/30/12                                    2,428,739         2,503,119
                                                                               ---------------
                                                                                    32,681,185

----------------------------------------------------------------------------------------------
WATER UTILITIES--0.1%
National Waterworks, Inc., 10.50% Sr. Unsec. Sub. Nts.,
Series B, 12/1/12                                                  1,400,000         1,561,000
                                                                               ---------------
Total Corporate Bonds and Notes (Cost $1,377,750,897)                            1,367,019,097

                                                                      SHARES
----------------------------------------------------------------------------------------------

PREFERRED STOCKS--1.7%
----------------------------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr. Exchangeable, Non-Vtg. 1,4,8           110,146             1,101
----------------------------------------------------------------------------------------------
Doane Pet Care Co., 14.25% Jr. Sub. Debs., Non-Vtg. 1,4              140,000         6,755,000
----------------------------------------------------------------------------------------------
Dobson Communications Corp., 6% Cv., Series F (converts into
Dobson Communications Corp., Cl. A common stock), Non-Vtg.             2,800           273,123
----------------------------------------------------------------------------------------------
e.spire Communications, Inc., 12.75% Jr. Redeemable,
Non-Vtg. 1,4,8                                                         3,738               374
----------------------------------------------------------------------------------------------
Eagle-Picher Holdings, Inc., 11.75% Cum. Exchangeable,
Series B, Non-Vtg. 1,4                                                28,000         2,457,000
----------------------------------------------------------------------------------------------
Focal Communications Corp., Cv., Series A 1,4                         11,480           115,948
----------------------------------------------------------------------------------------------
ICG Holdings, Inc., 14.25% Exchangeable, Non-Vtg. 1,4,8                    1                --
----------------------------------------------------------------------------------------------
McLeodUSA, Inc., 2.50% Cv., Series A 4                                 6,516            16,948
----------------------------------------------------------------------------------------------
Nebco Evans Holdings, Inc., 11.25% Sr. Redeemable
Exchangeable, Non-Vtg. 1,4,8                                          96,993                --
----------------------------------------------------------------------------------------------
Pacific & Atlantic Holdings, Inc., 7.50% Cum. Cv., Series
A 1,4,8                                                              124,999           249,998
----------------------------------------------------------------------------------------------
Paxson Communications Corp.:
14.25% Cum. 4,8                                                            1             8,059
14.25% Cum. Jr. Exchangeable, Non-Vtg. 8                                 864         7,592,381
----------------------------------------------------------------------------------------------
PTV, Inc., 10% Cum., Series A, Non-Vtg.                                  197             1,507
----------------------------------------------------------------------------------------------
Rural Cellular Corp., 11.375% Cum., Series B, Non-Vtg. 4,8             6,236         5,285,010
----------------------------------------------------------------------------------------------
Sovereign Real Estate Investment Trust, 12% Non-Cum.,
Series A 1                                                            26,250         3,839,063
----------------------------------------------------------------------------------------------
Ziff Davis Holdings, Inc., 10%, Series E-1 1,4                           168             4,116
                                                                               ---------------
Total Preferred Stocks (Cost $38,243,305)                                           26,599,628

                        36 | OPPENHEIMER HIGH YIELD FUND

                                                                                         VALUE
                                                                      SHARES        SEE NOTE 1
----------------------------------------------------------------------------------------------

COMMON STOCKS--0.9%
----------------------------------------------------------------------------------------------
AboveNet, Inc. 4                                                       5,710   $       165,590
----------------------------------------------------------------------------------------------
AES Drax Group Ltd. 4                                                 50,000            35,091
----------------------------------------------------------------------------------------------
Aurora Foods, Inc., Equity Trust Interests 1,4                           963         1,249,063
----------------------------------------------------------------------------------------------
Classic Cable, Inc. 4                                                  6,613                --
----------------------------------------------------------------------------------------------
Conseco, Inc. 4                                                       46,622           927,778
----------------------------------------------------------------------------------------------
Covad Communications Group,Inc. 4                                    132,227           317,345
----------------------------------------------------------------------------------------------
Dobson Communications Corp., Cl. A 4                                 180,219           587,514
----------------------------------------------------------------------------------------------
Equinix, Inc. 4                                                          277             9,401
----------------------------------------------------------------------------------------------
Globix Corp. 4                                                        80,275           232,798
----------------------------------------------------------------------------------------------
Horizon Natural Resources Co. 1,4                                     93,333                --
----------------------------------------------------------------------------------------------
ICG Communications, Inc. 4                                             3,590             1,616
----------------------------------------------------------------------------------------------
ICO Global Communication Holdings Ltd. 1,4                           168,429            87,583
----------------------------------------------------------------------------------------------
Magellan Health Services, Inc. 4                                      70,584         2,361,035
----------------------------------------------------------------------------------------------
Manitowoc Co., Inc. (The)                                              3,772           127,682
----------------------------------------------------------------------------------------------
MCI, Inc. 4                                                           24,441           352,684
----------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. A 4                              194             4,679
----------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. B 4                           46,547         1,121,363
----------------------------------------------------------------------------------------------
Orbital Sciences Corp. 4                                              14,063           194,210
----------------------------------------------------------------------------------------------
Pioneer Cos., Inc. 4                                                  63,991           454,976
----------------------------------------------------------------------------------------------
Polymer Group, Inc., Cl. A 4                                           8,124           106,424
----------------------------------------------------------------------------------------------
Pope, Evans & Robbins, Inc. 1,4                                    1,688,400                --
----------------------------------------------------------------------------------------------
Prandium, Inc. 4,11                                                  459,132            25,252
----------------------------------------------------------------------------------------------
Sterling Chemicals, Inc. 4                                             3,987            97,682
----------------------------------------------------------------------------------------------
TVMAX Holdings, Inc. 1,4                                              30,000           132,750
----------------------------------------------------------------------------------------------
UnitedGlobalCom, Inc., Cl. A 4                                       739,372         5,367,841
----------------------------------------------------------------------------------------------
Viatel Holding Ltd. (Bermuda) 1,4                                     13,172            16,136
----------------------------------------------------------------------------------------------
WRC Media Corp. 1,4                                                    9,471               189
----------------------------------------------------------------------------------------------
XO Communications, Inc. 4                                             16,729            69,425
                                                                               ---------------
Total Common Stocks (Cost $34,280,150)                                              14,046,107

                                                                       UNITS
----------------------------------------------------------------------------------------------

RIGHTS, WARRANTS AND CERTIFICATES--0.1%
----------------------------------------------------------------------------------------------
AboveNet, Inc. Wts.:
Exp. 9/8/08 1,4                                                        2,403            29,085
Exp. 9/8/10 1,4                                                        2,828            32,299
----------------------------------------------------------------------------------------------
American Tower Corp. Wts., Exp. 8/1/08 1,4                             4,300           819,150
----------------------------------------------------------------------------------------------
Chesapeake Energy Corp. Wts.:
Exp. 5/1/05 1,4                                                       22,514            65,029
Exp. 9/1/04 4                                                         32,054             2,355

                        37 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF INVESTMENTS Continued
--------------------------------------------------------------------------------

                                                                                         VALUE
                                                                       UNITS        SEE NOTE 1
----------------------------------------------------------------------------------------------

RIGHTS, WARRANTS AND CERTIFICATES Continued
----------------------------------------------------------------------------------------------
Citigroup, Inc. Wts., Exp. 12/31/50 4                                107,699   $        93,698
----------------------------------------------------------------------------------------------
COLO.com, Inc. Wts., Exp. 3/15/10 1,4                                  2,000                20
----------------------------------------------------------------------------------------------
Concentric Network Corp. Wts., Exp. 12/15/07 1,4                       3,330                --
----------------------------------------------------------------------------------------------
Covergent Communications, Inc. Wts., Exp. 4/1/08 1,4                   8,200                82
----------------------------------------------------------------------------------------------
DeCrane Aircraft Holdings, Inc. Wts., Exp. 9/30/08 1,4                 4,000                --
----------------------------------------------------------------------------------------------
Diva Systems Corp. Wts., Exp. 3/1/08 1,4                               7,500                --
----------------------------------------------------------------------------------------------
e.spire Communications, Inc. Wts., Exp. 11/1/05 1,4                    2,575                26
----------------------------------------------------------------------------------------------
Focal Communications Corp. Wts.:
Exp. 6/19/06 1,4                                                       4,502            16,207
Exp. 6/19/08 4                                                        22,510                --
----------------------------------------------------------------------------------------------
HF Holdings, Inc. Wts., Exp. 9/27/09 1,4                               1,445               195
----------------------------------------------------------------------------------------------
Horizon PCS, Inc. Wts., Exp. 10/1/10 1,4                               6,300                --
----------------------------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp. 9/15/05 1,4                       50,820               508
----------------------------------------------------------------------------------------------
ICO Global Communication Holdings Ltd. Wts.:
Exp. 5/16/06 1,4                                                      42,243               422
Exp. 5/16/06 1,4                                                          63                --
----------------------------------------------------------------------------------------------
Insilco Corp. Wts., Exp. 8/15/07 1,4                                   7,055                --
----------------------------------------------------------------------------------------------
IPCS, Inc. Wts., Exp. 6/15/10 1,4                                      3,750                38
----------------------------------------------------------------------------------------------
Leap Wireless International, Inc. Wts., Exp. 4/15/10 1,4               3,500                --
----------------------------------------------------------------------------------------------
Long Distance International, Inc. Wts., Exp. 4/13/08 1,4               2,800                --
----------------------------------------------------------------------------------------------
Loral Space & Communications Ltd. Wts., Exp. 1/15/07 1,4               3,910                39
----------------------------------------------------------------------------------------------
McLeodUSA, Inc. Wts., Exp. 4/16/07 4                                  14,440             2,022
----------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. A Wts., Exp.
5/1/05 4                                                               8,619            79,778
----------------------------------------------------------------------------------------------
Microcell Telecommunications, Inc., Cl. B Wts., Exp.
5/1/08 4                                                              14,365           126,963
----------------------------------------------------------------------------------------------
Millenium Seacarriers, Inc. Wts., Exp. 7/15/05 1,4                     6,400                64
----------------------------------------------------------------------------------------------
Ntelos, Inc. Wts., Exp. 8/15/10 1,4                                    5,000                50
----------------------------------------------------------------------------------------------
Pathmark Stores, Inc. Wts., Exp. 9/19/10 4                           100,000            85,000
----------------------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 6/30/05 1,4                           49,120                --
----------------------------------------------------------------------------------------------
Republic Technologies International LLC Wts., Exp.
7/15/09 1,4                                                            1,200                 1
----------------------------------------------------------------------------------------------
Sterling Chemicals, Inc. Wts., Exp. 12/19/08 1,4                       6,474             9,387
----------------------------------------------------------------------------------------------
Telergy, Inc. Wts., Exp. 9/25/10 1,4                                   8,078                --
----------------------------------------------------------------------------------------------
XO Communications, Inc., Cl. A Wts., Exp. 1/16/10 4                   33,465            50,198
----------------------------------------------------------------------------------------------
XO Communications, Inc., Cl. B Wts., Exp. 1/16/10 4                   25,098            26,353
----------------------------------------------------------------------------------------------
XO Communications, Inc., Cl. C Wts., Exp. 1/16/10 4                   25,098            17,945
----------------------------------------------------------------------------------------------
Ziff Davis Holdings, Inc. Wts., Exp. 8/12/12 1,4                      30,800            15,400
                                                                               ---------------
Total Rights, Warrants and Certificates (Cost $1,697,265)                            1,472,314

                        38 | OPPENHEIMER HIGH YIELD FUND

                                                                   PRINCIPAL             VALUE
                                                                      AMOUNT        SEE NOTE 1
----------------------------------------------------------------------------------------------

STRUCTURED NOTES--3.3%
----------------------------------------------------------------------------------------------
JPMorgan Chase Bank, TRAC-X NA High Yield T3 Credit
Linked Nts., 8%, 3/25/09 5                                     $  53,700,000   $    52,189,688
----------------------------------------------------------------------------------------------
Parametric RE Ltd. Catastrophe Linked Nts.,
5.85%,11/19/07 2,5                                                 1,000,000         1,038,510
                                                                               ---------------
Total Structured Notes (Cost $54,700,000)                                           53,228,198

----------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--6.7%
----------------------------------------------------------------------------------------------
Undivided interest of 35.39% in joint repurchase
agreement (Principal Amount/Value $300,576,000, with a
maturity value of $300,586,019) with DB Alex Brown LLC,
1.20%, dated 6/30/04, to be repurchased at $106,383,546 on
7/1/04, collateralized by U.S. Treasury Nts., 4.875%,
2/15/12, with a value of $306,953,645 (Cost $106,380,000)        106,380,000       106,380,000
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $1,623,062,391)                       98.8%    1,572,730,675
----------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                          1.2        19,535,896
                                                               -------------------------------
NET ASSETS                                                             100.0%  $ 1,592,266,571
                                                               ===============================

FOOTNOTES TO STATEMENT OF INVESTMENTS

Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

EUR   Euro

GBP   British Pound Sterling

MXN   Mexican Nuevo Peso

1. Identifies issues considered to be illiquid. See Note 8 of Notes to Financial
Statements.

2. Represents the current interest rate for a variable or increasing rate security.

3. Issue is in default. See Note 1 of Notes to Financial Statements.

4. Non-income producing security.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of
Trustees. These securities amount to $301,311,909 or 18.92% of the Fund's net assets as of June 30, 2004.

6. When-issued security or forward commitment to be delivered and settled after
June 30, 2004. See Note 1 of Notes to Financial Statements.

7. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

8. Interest or dividend is paid-in-kind.

9. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units, which represent debt securities, principal amount disclosed represents total underlying principal.

10. Zero coupon bond reflects effective yield on the date of purchase.

11. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the
Investment Company Act of 1940, at or during the period ended June 30, 2004. The aggregate value of securities of affiliated companies held by the Fund as of
June 30, 2004 amounts to $25,252. Transactions during the period in which the issuer was an affiliate are as follows:

                              SHARES                              SHARES
                            JUNE 30,       GROSS        GROSS   JUNE 30,     UNREALIZED
                                2003   ADDITIONS   REDUCTIONS       2004   DEPRECIATION
---------------------------------------------------------------------------------------

STOCKS AND/OR WARRANTS
Prandium, Inc.               459,132          --           --    459,132   $  5,374,748

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        39 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES June 30, 2004
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------

ASSETS
------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $1,617,662,391)                        $ 1,572,705,423
Affiliated companies (cost $5,400,000)                                       25,252
                                                                    ----------------
                                                                      1,572,730,675
------------------------------------------------------------------------------------
Unrealized appreciation on swap contracts                                 2,572,348
------------------------------------------------------------------------------------
Receivables and other assets:
Interest and dividends                                                   30,294,977
Investments sold                                                         11,004,792
Shares of beneficial interest sold                                        1,346,825
Other                                                                        23,953
                                                                    ----------------
Total assets                                                          1,617,973,570

------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------
Bank overdraft                                                               88,534
------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $6,500,000 purchased on a
when-issued basis or forward commitment)                                 16,361,094
Shares of beneficial interest redeemed                                    4,629,171
Dividends                                                                 3,204,206
Distribution and service plan fees                                          972,055
Transfer and shareholder servicing agent fees                               220,125
Shareholder communications                                                  133,927
Trustees' compensation                                                       29,181
Other                                                                        68,706
                                                                    ----------------
Total liabilities                                                        25,706,999

------------------------------------------------------------------------------------
NET ASSETS                                                          $ 1,592,266,571
                                                                    ================

------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
------------------------------------------------------------------------------------
Par value of shares of beneficial interest                          $       169,841
------------------------------------------------------------------------------------
Additional paid-in capital                                            2,216,886,582
------------------------------------------------------------------------------------
Accumulated net investment loss                                          (2,518,220)
------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency
transactions                                                           (574,512,631)
------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of
assets and liabilities denominated in foreign currencies                (47,759,001)
                                                                    ----------------
NET ASSETS                                                          $ 1,592,266,571
                                                                    ================

                        40 | OPPENHEIMER HIGH YIELD FUND

-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $1,073,707,863 and 114,130,869 shares of beneficial interest
outstanding)                                                             $ 9.41
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                 $ 9.88
-------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $303,184,141 and 32,727,752 shares of beneficial interest
outstanding)                                                             $ 9.26
-------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $149,505,003 and 15,933,793 shares of beneficial interest
outstanding)                                                             $ 9.38
-------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $8,893,625 and 943,572 shares of beneficial interest
outstanding)                                                             $ 9.43
-------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $56,975,939 and 6,105,170 shares of beneficial
interest outstanding)                                                    $ 9.33

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        41 | OPPENHEIMER HIGH YIELD FUND

STATEMENT OF OPERATIONS For the Year Ended June 30, 2004
------------------------------------------------------------------------------

------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------
Interest                                                        $ 150,708,466
------------------------------------------------------------------------------
Dividends                                                           1,438,711
------------------------------------------------------------------------------
Portfolio lending fees                                                178,988
                                                                --------------
Total investment income                                           152,326,165

------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------
Management fees                                                    10,492,559
------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                             2,751,432
Class B                                                             3,478,551
Class C                                                             1,665,241
Class N                                                                52,558
------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                             1,684,946
Class B                                                               547,619
Class C                                                               257,669
Class N                                                                25,145
Class Y                                                               290,355
------------------------------------------------------------------------------
Shareholder communications:
Class A                                                               209,604
Class B                                                                84,389
Class C                                                                32,483
Class N                                                                 1,927
------------------------------------------------------------------------------
Trustees' compensation                                                 52,930
------------------------------------------------------------------------------
Custodian fees and expenses                                            33,602
------------------------------------------------------------------------------
Other                                                                  81,897
                                                                --------------
Total expenses                                                     21,742,907
Less reduction to custodian expenses                                  (11,887)
Less payments and waivers of expenses                                (111,898)
                                                                --------------
Net expenses                                                       21,619,122

------------------------------------------------------------------------------
NET INVESTMENT INCOME                                             130,707,043

                        42 | OPPENHEIMER HIGH YIELD FUND

-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
-------------------------------------------------------------------------------
Net realized gain on:
Investments                                                      $   6,762,520
Closing of futures contracts                                            42,711
Foreign currency transactions                                          587,286
Swap contracts                                                         160,284
                                                                 -------------
Net realized gain                                                    7,552,801
------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                         29,692,263
Translation of assets and liabilities denominated in foreign
currencies                                                             106,137
Swap contracts                                                       2,572,348
                                                                 -------------
Net change in unrealized appreciation (depreciation)                32,370,748

------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 170,630,592
                                                                 =============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        43 | OPPENHEIMER HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED JUNE 30,                                               2004              2003
-----------------------------------------------------------------------------------------

OPERATIONS
-----------------------------------------------------------------------------------------
Net investment income                                  $   130,707,043   $   132,671,921
-----------------------------------------------------------------------------------------
Net realized gain (loss)                                     7,552,801      (163,255,101)
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)        32,370,748       268,800,841
                                                       ----------------------------------
Net increase in net assets resulting from operations       170,630,592       238,217,661

-----------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                    (86,840,525)      (75,259,993)
Class B                                                    (23,983,742)      (24,005,931)
Class C                                                    (11,359,611)       (8,842,615)
Class N                                                       (757,025)         (354,824)
Class Y                                                     (4,327,419)       (3,503,240)
-----------------------------------------------------------------------------------------
Tax return of capital distribution:
Class A                                                             --       (10,312,510)
Class B                                                             --        (3,545,582)
Class C                                                             --        (1,335,631)
Class N                                                             --           (53,283)
Class Y                                                             --          (476,622)

-----------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                   (106,090,589)      215,493,585
Class B                                                    (78,231,133)       13,616,121
Class C                                                    (14,771,121)       44,034,511
Class N                                                        565,563         5,191,070
Class Y                                                      1,289,210        12,011,100

-----------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------
Total increase (decrease)                                 (153,875,800)      400,873,817
-----------------------------------------------------------------------------------------
Beginning of period                                      1,746,142,371     1,345,268,554
                                                       ----------------------------------
End of period (including accumulated net investment
loss of $2,518,220 and $8,198,469, respectively)       $ 1,592,266,571   $ 1,746,142,371
                                                       ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        44 | OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED JUNE 30,                          2004              2003           2002             2001             2000
--------------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $      9.15       $      8.62      $   10.20      $     11.89      $     13.06
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                  .73               .84            .92             1.18             1.26
Net realized and unrealized gain (loss)                .24               .47          (1.44)           (1.59)           (1.18)
                                               ---------------- ----------------------------------------------------------------
Total from investment operations                       .97              1.31           (.52)            (.41)             .08
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income                  (.71)             (.69)         (1.01)           (1.28)           (1.25)
Tax return of capital distribution                      --              (.09)          (.05)              --               --
                                               ---------------- ----------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                       (.71)             (.78)         (1.06)           (1.28)           (1.25)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $      9.41       $      9.15      $    8.62      $     10.20      $     11.89
                                               =================================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1                   10.90%            16.38%         (5.47)%          (3.69)%           0.71%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)       $ 1,073,708       $ 1,150,055      $ 858,834      $   962,017      $ 1,065,220
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)              $ 1,146,751       $   934,227      $ 948,097      $ 1,038,442      $ 1,125,834
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                                 7.80%             9.54%          9.68%           10.66%           10.12%
Total expenses                                        1.03% 3,4         1.07% 3        1.10% 3          1.00% 3          1.02% 3
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 55%               68%            47%              33%              24%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        45 | OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS B   YEAR ENDED JUNE 30,                  2004            2003           2002           2001           2000
-------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $    9.03       $    8.51      $   10.09      $   11.77      $   12.95
-------------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                            63             .74            .84           1.10           1.15
Net realized and unrealized gain
(loss)                                          .24             .49          (1.43)         (1.58)         (1.18)
                                          -------------------------------------------------------------------------
Total from investment operations                .87            1.23           (.59)          (.48)          (.03)
-------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income           (.64)           (.62)          (.94)         (1.20)         (1.15)
Tax return of capital distribution               --            (.09)          (.05)            --             --
                                          -------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                (.64)           (.71)          (.99)         (1.20)         (1.15)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $    9.26       $    9.03      $    8.51      $   10.09      $   11.77
                                          =========================================================================

-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1             9.86%          15.60%         (6.23)%        (4.37)%        (0.13)%
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                $ 303,184       $ 372,947      $ 338,654      $ 386,309      $ 453,375
-------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $ 347,319       $ 321,200      $ 366,869      $ 414,648      $ 509,815
-------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                          7.03%           8.81%          8.93%          9.91%          9.35%
Total expenses                                 1.80% 3,4       1.84% 3        1.86% 3        1.76% 3        1.79% 3
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                          55%             68%            47%            33%            24%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        46 | OPPENHEIMER HIGH YIELD FUND

CLASS C    YEAR ENDED JUNE 30,              2004            2003           2002         2001         2000
------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $    9.13       $    8.60      $   10.18     $  11.87     $  13.04
------------------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                        .66             .78            .86         1.11         1.16
Net realized and unrealized gain
(loss)                                       .23             .46          (1.45)       (1.60)       (1.18)
                                       ---------------------------------------------------------------------
Total from investment operations             .89            1.24           (.59)        (.49)        (.02)
------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income        (.64)           (.62)          (.94)       (1.20)       (1.15)
Tax return of capital distribution            --            (.09)          (.05)          --           --
                                       ---------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                             (.64)           (.71)          (.99)       (1.20)       (1.15)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period         $    9.38       $    9.13      $    8.60     $  10.18     $  11.87
                                       =====================================================================

------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1          9.96%          15.55%         (6.08)%      (4.43)%      (0.06)%
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                             $ 149,505       $ 160,713      $ 106,884     $ 90,603     $ 82,204
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)      $ 166,367       $ 120,997      $ 104,882     $ 83,776     $ 87,141
------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                       7.03%           8.78%          8.75%        9.90%        9.35%
Total expenses                              1.79% 3,4       1.83% 3        1.86% 3      1.76% 3      1.79% 3
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                       55%             68%            47%          33%          24%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on
Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

4. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        47 | OPPENHEIMER HIGH YIELD FUND

FINANCIAL HIGHLIGHTS Continued
--------------------------------------------------------------------------------

CLASS N   YEAR ENDED JUNE 30,                 2004           2003          2002        2001 1
-------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $   9.17       $   8.63      $  10.20      $  11.33
-------------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                          .70            .80           .96           .41
Net realized and unrealized gain
(loss)                                         .24            .49         (1.48)        (1.13)
                                          -------------------------------------------------------
Total from investment operations               .94           1.29          (.52)         (.72)
-------------------------------------------------------------------------------------------------
Dividends and/or distributions to
shareholders:
Dividends from net investment income          (.68)          (.66)        (1.00)         (.41)
Tax return of capital distribution              --           (.09)         (.05)           --
                                          -------------------------------------------------------
Total dividends and/or distributions
to shareholders                               (.68)          (.75)        (1.05)         (.41)
-------------------------------------------------------------------------------------------------
Net asset value, end of period            $   9.43       $   9.17      $   8.63      $  10.20
                                          =======================================================

-------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2           10.47%         16.08%        (5.53)%       (6.43)%
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Net assets, end of period (in
thousands)                                $  8,894       $  8,324      $  2,396      $    146
-------------------------------------------------------------------------------------------------
Average net assets (in thousands)         $ 10,501       $  4,827      $    799      $     46
-------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                         7.41%          9.14%         8.41%        11.47%
Total expenses                                1.38% 4,5      1.41% 4       1.35% 4       1.04% 4
-------------------------------------------------------------------------------------------------
Portfolio turnover rate                         55%            68%           47%           33%

1. For the period from March 1, 2001 (inception of offering) to June 30, 2001.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                        48 | OPPENHEIMER HIGH YIELD FUND

CLASS Y    YEAR ENDED JUNE 30,                  2004       2003       2002        2001        2000
----------------------------------------------------------------------------------------------------

PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $   9.09   $   8.56   $  10.14    $  11.82    $  13.02
----------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                            .73        .86        .90        1.20        1.27
Net realized and unrealized gain (loss)          .23        .45      (1.41)      (1.59)      (1.18)
                                            --------------------------------------------------------
Total from investment operations                 .96       1.31       (.51)       (.39)        .09
----------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income            (.72)      (.69)     (1.02)      (1.29)      (1.29)
Tax return of capital distribution                --       (.09)      (.05)         --          --
                                            --------------------------------------------------------
Total dividends and/or distributions
to shareholders                                 (.72)      (.78)     (1.07)      (1.29)      (1.29)
----------------------------------------------------------------------------------------------------
Net asset value, end of period              $   9.33   $   9.09   $   8.56    $  10.14    $  11.82
                                            ========================================================

----------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 1             10.80%     16.51%     (5.37)%     (3.57)%      0.85%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)    $ 56,976   $ 54,102   $ 38,500    $ 60,244    $ 54,117
----------------------------------------------------------------------------------------------------
Average net assets (in thousands)           $ 56,276   $ 43,178   $ 44,583    $ 56,669    $ 54,022
----------------------------------------------------------------------------------------------------
Ratios to average net assets: 2
Net investment income                           7.85%      9.63%      9.88%      10.72%      10.30%
Total expenses                                  1.14%      1.34%      1.01%       0.94%       0.86%
Expenses after payments and waivers
and reduction to custodian expenses             0.98%      0.98%      0.98%        N/A 3       N/A 3
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                           55%        68%        47%         33%         24%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2. Annualized for periods of less than one full year.

3. Reduction to custodian expenses less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                        49 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer High Yield Fund (the Fund) is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's primary investment objective is to seek a high level of current income by investing in a diversified portfolio of high-yield, lower-rated fixed-income securities the Fund's investment Manager, OppenheimerFunds, Inc.
(the Manager), believes do not involve undue risk.

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for
Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The Fund assesses a 2% fee on the proceeds of fund shares that are redeemed (either by selling or exchanging to another
Oppenheimer fund) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of The New York Stock Exchange (the Exchange), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price.
Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities
(including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board

                        50 | OPPENHEIMER HIGH YIELD FUND

of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
STRUCTURED NOTES. The Fund invests in structured notes whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured notes are often leveraged, increasing the volatility of each note's market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of June 30, 2004, the market value of these securities comprised 3.3% of the Fund's net assets and resulted in unrealized cumulative losses of $1,471,802.

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment can take place up to ten days or more after the trade date.
Normally the settlement date occurs within six months after the trade date;
however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of June 30, 2004, the Fund had purchased $6,500,000
(principal amount) of securities on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, market fluctuations and loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of June 30, 2004, securities with an aggregate market value of $40,617,863, representing 2.55% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the close of The New York Stock
Exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. Foreign exchange rates may be

                        51 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the
Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                        52 | OPPENHEIMER HIGH YIELD FUND

                                                                 NET UNREALIZED
                                                                   DEPRECIATION
                                                               BASED ON COST OF
                                                                 SECURITIES AND
     UNDISTRIBUTED    UNDISTRIBUTED            ACCUMULATED    OTHER INVESTMENTS
     NET INVESTMENT       LONG-TERM                   LOSS   FOR FEDERAL INCOME
     INCOME                    GAIN   CARRYFORWARD 1,2,3,4         TAX PURPOSES
     --------------------------------------------------------------------------
     $ --                      $ --          $ 564,993,016         $ 56,709,627

1. As of June 30, 2004, the Fund had $564,993,016 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of June 30, 2004, details of the capital loss carryforwards were as follows:

                             EXPIRING
                             ------------------------
                             2007       $  30,649,297
                             2008          35,734,504
                             2009          57,513,604
                             2010         101,344,550
                             2011         284,056,063
                             2012          55,694,998
                                        -------------
                             Total      $ 564,993,016
                                        =============

2. During the fiscal year ended June 30, 2004, the Fund did not utilize any capital loss carryforward.

3. During the fiscal year ended June 30, 2003, the Fund did not utilize any capital loss carryforward.

4. During the fiscal year ended June 30, 2004, $25,763,959 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for June 30, 2004. Net assets of the
Fund were unaffected by the reclassifications.

                                                        REDUCTION TO
                                      REDUCTION TO   ACCUMULATED NET
            REDUCTION TO PAID-IN   ACCUMULATED NET     REALIZED LOSS
            CAPITAL                INVESTMENT LOSS    ON INVESTMENTS
            --------------------------------------------------------
            $ 26,251,186               $ 2,241,528      $ 24,009,658

The tax character of distributions paid during the years ended June 30, 2004 and
June 30, 2003 was as follows:

                                          YEAR ENDED      YEAR ENDED
                                       JUNE 30, 2004   JUNE 30, 2003
            --------------------------------------------------------
            Distributions paid from:
            Ordinary income            $ 127,268,322   $ 111,966,603
            Return of capital                     --      15,723,628
                                       -----------------------------
            Total                      $ 127,268,322   $ 127,690,231
                                       =============================

                        53 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of June 30, 2004 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

              Federal tax cost of securities   $ 1,632,013,017
                                               ================
              Gross unrealized appreciation    $    87,923,184
              Gross unrealized depreciation       (144,632,811)
                                               ----------------
              Net unrealized depreciation      $   (56,709,627)
                                               ================

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the
Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund does purchase shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the
Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the
Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
EXPENSE OFFSET ARRANGEMENT. The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that

                        54 | OPPENHEIMER HIGH YIELD FUND

affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                               YEAR ENDED JUNE 30, 2004       YEAR ENDED JUNE 30, 2003
                                SHARES           AMOUNT        SHARES           AMOUNT
---------------------------------------------------------------------------------------

CLASS A
Sold                        65,440,622   $  609,447,561    87,336,667   $  736,289,514
Dividends and/or
distributions reinvested     6,284,592       59,173,057     6,545,577       55,293,487
Redeemed                   (83,219,779)    (774,711,207)  (67,886,608)    (576,089,416)
                           ------------------------------------------------------------
Net increase (decrease)    (11,494,565)  $ (106,090,589)   25,995,636   $  215,493,585
                           ============================================================

---------------------------------------------------------------------------------------
CLASS B
Sold                        10,475,101   $   96,503,159    15,654,941   $  130,451,578
Dividends and/or
distributions reinvested     1,439,766       13,343,552     1,761,918       14,661,070
Redeemed                   (20,508,450)    (188,077,844)  (15,888,264)    (131,496,527)
                           ------------------------------------------------------------
Net increase (decrease)     (8,593,583)  $  (78,231,133)    1,528,595   $   13,616,121
                           ============================================================

---------------------------------------------------------------------------------------
CLASS C
Sold                         8,189,437   $   76,360,660     9,967,771   $   84,476,514
Dividends and/or
distributions reinvested       805,948        7,573,293       746,825        6,304,053
Redeemed                   (10,659,737)     (98,705,074)   (5,541,975)     (46,746,056)
                           ------------------------------------------------------------
Net increase (decrease)     (1,664,352)  $  (14,771,121)    5,172,621   $   44,034,511
                           ============================================================

---------------------------------------------------------------------------------------
CLASS N
Sold                         1,242,698   $   11,666,882       779,085   $    6,484,742
Dividends and/or
distributions reinvested        73,083          691,810        45,571          390,759
Redeemed                    (1,279,807)     (11,793,129)     (194,820)      (1,684,431)
                           ------------------------------------------------------------
Net increase                    35,974   $      565,563       629,836   $    5,191,070
                           ============================================================

---------------------------------------------------------------------------------------
CLASS Y
Sold                         3,378,069   $   31,354,635     4,098,729   $   34,534,730
Dividends and/or
distributions reinvested       463,551        4,327,419       474,376        3,979,861
Redeemed                    (3,690,109)     (34,392,844)   (3,119,654)     (26,503,491)
                           ------------------------------------------------------------
Net increase                   151,511   $    1,289,210     1,453,451   $   12,011,100
                           ============================================================

                        55 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2004, were $843,452,975 and $1,002,543,228, respectively.

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets,
0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets over $1 billion.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended June 30, 2004, the Fund paid
$2,704,040 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions quarterly for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. Fees incurred by the Fund under the Plan are detailed in the Statement of
Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund
has adopted Distribution and Service Plans for Class B, Class C and Class N
shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on
Class B shares and on Class C shares and 0.25% per year on Class N shares. The
Distributor also receives a service fee of up to 0.25% per

                        56 | OPPENHEIMER HIGH YIELD FUND

year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at June 30, 2004 for Class B, Class C and Class N shares were
$14,476,913, $3,525,683 and $162,918, respectively. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the table below for the period indicated.

                                      CLASS A         CLASS B         CLASS C         CLASS N
                      CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                    FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                  RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED        DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
---------------------------------------------------------------------------------------------

June 30, 2004       $ 568,298       $ 220,234       $ 983,091        $ 24,734        $ 12,196

--------------------------------------------------------------------------------
PAYMENTS AND WAIVERS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended June 30, 2004, OFS waived $13,981,
$4,334 $1,377, $240 and $91,966 for Class A, Class B, Class C, Class N and Class
Y shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing foreign currency exchange rates.
Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized

                        57 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

      As of June 30, 2004, the Fund had no outstanding foreign currency contracts.

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices
(financial futures) or debt securities (interest rate futures) in order to gain exposure to or protection from changes in market value of stocks and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.

      The Fund generally sells futures contracts as a hedge against increases in interest rates and decreases in market value of portfolio securities. The Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or has expired.

      Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities.
Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The
Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as the closing and expiration of futures contracts. The net change in unrealized appreciation and depreciation is reported on the Statement of Operations.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

      As of June 30, 2004, the Fund had no outstanding futures contracts.

--------------------------------------------------------------------------------
7. INTEREST RATE SWAP CONTRACTS

The Fund may enter into an interest rate swap transaction to maintain a total return or yield spread on a particular investment, or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments.

                        58 | OPPENHEIMER HIGH YIELD FUND

The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional.
The Fund records an increase or decrease to unrealized gain (loss), in the amount due to or owed by the Fund at termination or settlement.

      Interest rate swaps are subject to credit risk (if the counterparty fails to meet its obligations) and interest rate risk. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes.

As of June 30, 2004, the Fund had entered into the following interest rate swap agreements:

                                      FIXED   FLOATING RATE
                               RATE PAID BY     RECEIVED BY
                                THE FUND AT     THE FUND AT
SWAP                NOTIONAL       JUNE 30,        JUNE 30,      FLOATING   TERMINATION     UNREALIZED
COUNTERPARTY          AMOUNT           2004            2004    RATE INDEX         DATES   APPRECIATION
------------------------------------------------------------------------------------------------------

                                                              Three-Month
Deutsche Bank                                                       LIBOR
AG              $ 36,000,000           3.19%         1.4275%         rate        3/9/09    $ 1,472,623
                                                              Three-Month
Deutsche Bank                                                       LIBOR
AG                20,000,000           4.23          1.4275          rate        3/9/14      1,099,725
                                                                                           -----------
                                                                                           $ 2,572,348
                                                                                           ===========

Index abbreviation is as follows:

LIBOR   London-Interbank Offered Rate

--------------------------------------------------------------------------------
8. ILLIQUID SECURITIES

As of June 30, 2004, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of June 30,
2004 was $75,694,134, which represents 4.75% of the Fund's net assets.

--------------------------------------------------------------------------------
9. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of US
Treasury obligations or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the funds and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral.
Cash collateral is invested in cash equivalents.

                        59 | OPPENHEIMER HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9. SECURITIES LENDING Continued

The Fund retains a portion of the interest earned from the collateral. The Fund also continues to receive interest or dividends paid on the securities loaned.
As of June 30, 2004, the Fund had no securities on loan.

                                                        A-1

                                                    Appendix A

                                                RATINGS DEFINITIONS
                                                -------------------

                    Below are  summaries of the rating  definitions  used by the nationally-recognized  rating agencies  listed below.  Those ratings represent the opinion of the agency as to the credit quality of issues that they rate.  The  summaries  below are based upon publicly  available  information  provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK ISSUER RATINGS

                    Aaa: Bonds and preferred  stock rated "Aaa" are judged to be
                    the  best  quality.   They  carry  the  smallest  degree  of
                    investment risk.  Interest payments are protected by a large or  by an  exceptionally  stable  margin  and  principal  is secure.  While the various protective elements are likely to change,  the changes that can be expected are most  unlikely to impair the fundamentally strong position of such issues.

                    Aa: Bonds and preferred stock rated "Aa" are judged to be of high  quality  by all  standards.  Together  with the  "Aaa"
                    group,  they comprise what are generally known as high-grade bonds.  They are rated  lower  than the best  bonds  because margins  of  protection  may not be as large  as with  "Aaa"
                    securities or fluctuation  of protective  elements may be of greater  amplitude  or there may be other  elements  present which make the long-term  risk appear  somewhat  larger than that of "Aaa" securities.

                    A:  Bonds  and  preferred   stock  rated  "A"  possess  many
                    favorable investment  attributes and are to be considered as upper-medium grade  obligations.  Factors giving security to principal and interest are considered  adequate but elements may be present which suggest a susceptibility  to impairment some time in the future.

                    Baa:  Bonds and preferred  stock rated "Baa" are  considered medium-grade  obligations;  that is, they are neither highly
                    protected  nor  poorly   secured.   Interest   payments  and
                    principal  security  appear  adequate  for the  present  but certain  protective  elements  may  be  lacking  or  may  be characteristically unreliable over any great length of time.
                    Such bonds lack outstanding  investment  characteristics and have speculative characteristics as well.

                    Ba: Bonds and preferred  stock rated "Ba" are judged to have speculative  elements.  Their  future  cannot be  considered well-assured. Often the protection of interest and principal
                    payments   may  be  very   moderate  and  thereby  not  well
                    safeguarded  during both good and bad times over the future.
                    Uncertainty of position characterizes bonds in this class.

                    B:  Bonds  and  preferred  stock  rated "B"  generally  lack characteristics  of the desirable  investment.  Assurance of interest and principal  payments or of  maintenance of other terms of the  contract  over any long  period of time may be small.

                    Caa:  Bonds  and  preferred  stock  rated  "Caa" are of poor standing.  Such  issues  may be in  default  or there may be present  elements of danger  with  respect to  principal  or interest. Ca: Bonds and preferred stock rated "Ca" represent obligations  which are  speculative  in a high degree.  Such
                    issues  are  often  in   default   or  have   other   marked
                    shortcomings.

                    C: Bonds and preferred  stock rated "C" are the lowest class of rated bonds and can be regarded as having  extremely poor prospects of ever  attaining any real  investment  standing.

                    Moody's  applies  numerical  modifiers  1, 2,  and 3 in each generic rating  classification  from "Aa" through "Caa." The modifier  "1"  indicates  that the  obligation  ranks in the higher end of its generic rating category;  the modifier "2"
                    indicates  a  mid-range   ranking;   and  the  modifier  "3"
                    indicates a ranking in the lower end of that generic  rating category.  Advanced  refunded  issues  that are  secured  by certain assets are identified with a # symbol.

PRIME RATING SYSTEM (SHORT-TERM RATINGS - TAXABLE DEBT)

                    These  ratings  are  opinions  of the  ability of issuers to honor  senior  financial  obligations  and  contracts.  Such
                    obligations   generally   have  an  original   maturity  not
                    exceeding one year, unless explicitly noted.

                    Prime-1:  Issuer has a superior  ability  for  repayment  of senior short-term debt obligations.

                    Prime-2: Issuer has a strong ability for repayment of senior short-term  debt  obligations.  Earnings trends and coverage ratios,  while  sound,  may be more  subject  to  variation.
                    Capitalization  characteristics,  while appropriate,  may be
                    more  affected  by  external  conditions.   Ample  alternate
                    liquidity is maintained.

                    Prime-3:  Issuer has an acceptable  ability for repayment of
                    senior  short-term  obligations.   The  effect  of  industry
                    characteristics   and  market   compositions   may  be  more
                    pronounced.  Variability in earnings and  profitability  may
                    result  in   changes   in  the  level  of  debt   protection
                    measurements  and  may  require  relatively  high  financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

                    Standard & Poor's Ratings Services ("Standard & Poor's"),  a
                    division of The McGraw-Hill Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS

                    Issue credit  ratings are based in varying  degrees,  on the following considerations:

                    o Likelihood  of  payment-capacity  and  willingness  of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

                    o Nature of and provisions of the obligation; and

                    o  Protection  afforded  by, and  relative  position of, the obligation in the event of  bankruptcy,  reorganization,  or other  arrangement  under the laws of  bankruptcy  and other laws affecting creditors' rights.

                         The issue ratings definitions are expressed in terms of
                    default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than
                    senior  obligations,   to  reflect  the  lower  priority  in
                    bankruptcy, as noted above.

                    AAA:  An  obligation  rated  "AAA" have the  highest  rating assigned by  Standard & Poor's.  The  obligor's  capacity to meet its financial commitment on the obligation is extremely strong.

                    AA: An  obligation  rated "AA" differ from the highest rated obligations only in small degree.  The obligor's capacity to meet its  financial  commitment  on the  obligation  is very strong.

                    A: An obligation  rated "A" are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions  than  obligations  in  higher-rated  categories.
                    However,  the  obligor's  capacity  to  meet  its  financial commitment on the obligation is still strong.

                    BBB: An obligation rated "BBB" exhibit  adequate  protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the  obligor  to meet  its  financial  commitment  on the obligation.

BB, B, CCC, CC, and C

                    An obligation  rated `BB',  `B',  `CCC',  `CC',  and `C' are regarded as having significant speculative  characteristics.
                    `BB' indicates the least degree of  speculation  and `C' the highest.  While  such  obligations  will  likely  have  some
                    quality  and  protective   characteristics,   these  may  be
                    outweighed  by large  uncertainties  or major  exposures  to adverse conditions.

                    BB:  An  obligation   rated  "BB"  are  less  vulnerable  to
                    nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial,  or economic  conditions  which could lead to the
                    obligor's   inadequate   capacity  to  meet  its   financial
                    commitment on the obligation.

                    B: An obligation rated "B" are more vulnerable to nonpayment than obligations  rated "BB", but the obligor  currently has the  capacity  to  meet  its  financial  commitment  on  the
                    obligation.   Adverse  business,   financial,   or  economic
                    conditions  will  likely  impair the  obligor's  capacity or
                    willingness   to  meet  its  financial   commitment  on  the
                    obligation.

                    CCC: An obligation  rated "CCC" are currently  vulnerable to nonpayment,  and  are  dependent  upon  favorable  business, financial,  and economic  conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business,  financial,  or economic  conditions,  the obligor  is not  likely  to have  the  capacity  to meet its financial commitment on the obligation.

CC: An obligation rated "CC" are currently highly vulnerable to nonpayment.

                    C:  Subordinated  debt or preferred stock  obligations rated
                    "C" are currently highly  vulnerable to nonpayment.  The "C"
                    rating may be used to cover a situation  where a  bankruptcy petition  has  been  filed  or  similar  action  taken,  but payments on this obligation are being continued.  A "C" also will be assigned  to a  preferred  stock issue in arrears on dividends  or sinking fund  payments,  but that is currently paying.

                    D: An obligation rated "D" are in payment  default.  The "D"
                    rating  category is used when payments on an obligation  are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments  will be made  during  such grace  period.  The "D"
                    rating  also  will be used upon the  filing of a  bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                    The  ratings  from  "AA" to  "CCC"  may be  modified  by the addition  of a plus (+) or minus  (-) sign to show  relative standing within the major rating categories.

                    c:  The  `c'   subscript  is  used  to  provide   additional
                    information  to investors  that the bank may  terminate  its obligation  to  purchase  tendered  bonds  if the  long-term credit  rating of the  issuer  is below an  investment-grade level and/or the issuer's bonds are deemed taxable.

                    p: The letter `p' indicates that the rating is  provisional.
                    A provisional  rating assumes the  successful  completion of the project  financed by the debt being rated and  indicates that  payment  of debt  service  requirements  is largely or entirely dependent upon the successful, timely completion of the project. This rating,  however,  while addressing credit quality  subsequent to  completion of the project,  makes no comment on the  likelihood  of or the risk of  default  upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

                    Continuance  of the ratings is  contingent  upon  Standard &
                    Poor's  receipt of an executed copy of the escrow  agreement or closing  documentation  confirming  investments  and cash flows.

                    r: The `r' highlights derivative,  hybrid, and certain other obligations  that Standard & Poor's  believes may experience high volatility or high variability in expected returns as a result of noncredit risks.  Examples of such obligations are securities  with  principal  or interest  return  indexed to equities,  commodities,  or  currencies;  certain  swaps and
                    options;  and  interest-only  and  principal-only   mortgage
                    securities. The absence of an `r' symbol should not be taken
                    as  an  indication   that  an  obligation  will  exhibit  no
                    volatility or variability in total return.

N.R. Not rated.

                    Debt  obligations  of issuers  outside the United States and its  territories  are  rated on the same  basis as  domestic corporate  and  municipal  issues.  The ratings  measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

                    Under  present  commercial  bank  regulations  issued by the
                    Comptroller  of the  Currency,  bonds  rated in the top four categories  (`AAA',  `AA',  `A',  `BBB',  commonly  known as investment-grade ratings) generally are regarded as eligible for  bank  investment.  Also,  the  laws of  various  states governing legal  investments  impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general

SHORT-TERM ISSUE CREDIT RATINGS

                    Short-term   ratings   are   generally   assigned  to  those
                    obligations considered short-term in the relevant market. In the  U.S.,  for  example,  that  means  obligations  with an
                    original  maturity  of  no  more  than  365   days-including
                    commercial paper.

                    A-1: A  short-term  obligation  rated  "A-1" is rated in the
                    highest  category  by  Standard  &  Poor's.   The  obligor's
                    capacity to meet its financial  commitment on the obligation is strong.  Within this category,  certain  obligations  are designated  with a plus sign (+).  This  indicates  that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

                    A-2: A short-term  obligation  rated "A-2" is somewhat  more
                    susceptible   to  the   adverse   effects   of   changes  in
                    circumstances  and economic  conditions than  obligations in higher rating categories. However, the obligor's capacity to
                    meet  its  financial   commitment   on  the   obligation  is
                    satisfactory.  A-3:  A  short-term  obligation  rated  "A-3"
                    exhibits adequate protection  parameters.  However,  adverse economic  conditions  or  changing  circumstances  are  more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

                    B: A short-term  obligation  rated "B" is regarded as having
                    significant   speculative   characteristics.   The   obligor
                    currently has the capacity to meet its financial  commitment
                    on  the   obligation;   however,   it  faces  major  ongoing
                    uncertainties  which could lead to the obligor's  inadequate capacity to meet its financial commitment on the obligation.

                    C: A short-term obligation rated "C" is currently vulnerable to  nonpayment  and is dependent  upon  favorable  business, financial,  and economic  conditions for the obligor to meet its financial commitment on the obligation.

                    D: A short-term  obligation rated "D" is in payment default.
                    The  "D"  rating  category  is  used  when  payments  on  an obligation  are  not  made  on  the  date  due  even  if the applicable  grace period has not expired,  unless Standard &
                    Poor's  believes that such payments will be made during such grace  period.  The "D"  rating  also  will be used upon the filing of a  bankruptcy  petition or the taking of a similar action if payments on an obligation are jeopardized.

                    NOTES:

                    A Standard  & Poor's  note  rating  reflects  the  liquidity factors and market  access risks unique to notes.  Notes due in three  years or less will likely  receive a note  rating.
                    Notes maturing beyond three years will most likely receive a long-term debt rating.  The following  criteria will be used in  making  that  assessment:  o  Amortization  schedule-the larger the final maturity relative to other maturities,  the more  likely it will be treated  as a note;  and o Source of payment-the  more  dependent  the issue is on the market for its  refinancing,  the more  likely it will be  treated as a note.

                    SP-1:  Strong  capacity to pay principal  and  interest.  An issue with a very  strong  capacity  to pay debt  service is given a (+) designation.

                    SP-2:  Satisfactory  capacity to pay principal and interest, with some  vulnerability  to adverse  financial and economic changes over the term of the notes.

                    SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

                    International  credit  ratings  assess the  capacity to meet
                    foreign  currency  or  local  currency   commitments.   Both
                    "foreign   currency"  and  "local   currency"   ratings  are
                    internationally  comparable assessments.  The local currency rating  measures  the  probability  of  payment  within  the relevant  sovereign  state's  currency and  jurisdiction and therefore, unlike the foreign currency rating, does not take account  of the  possibility  of foreign  exchange  controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

                    AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation  of credit risk.  They are assigned  only in the case of exceptionally  strong capacity for timely payment of financial  commitments.  This capacity is highly unlikely to be adversely  affected by foreseeable  events. AA: Very High
                    Credit  Quality.  "AA" ratings denote a very low expectation of credit  risk.  They  indicate a very strong  capacity for timely  payment of financial  commitments.  This capacity is not significantly vulnerable to foreseeable events.

                    A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial
                    commitments  is  considered   strong.   This  capacity  may,
                    nevertheless, be more vulnerable to changes in circumstances or in  economic  conditions  than  is the  case  for  higher ratings.

                    BBB: Good Credit Quality.  "BBB" ratings indicate that there is currently a low  expectation of credit risk. The capacity for timely  payment of financial  commitments  is considered adequate,  but  adverse  changes  in  circumstances  and  in economic conditions are more likely to impair this capacity.
                    This is the lowest investment-grade category.

Speculative Grade:

                    BB:  Speculative.  "BB"  ratings  indicate  that  there is a possibility of credit risk  developing,  particularly as the result  of  adverse  economic  change  over  time.  However, business or financial alternatives may be available to allow financial  commitments to be met.  Securities  rated in this category are not investment grade.

                    B: Highly Speculative. "B" ratings indicate that significant credit  risk is  present,  but a  limited  margin  of safety remains.  Financial  commitments  are  currently  being met.
                    However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

                    CCC, CC C: High Default Risk. Default is a real possibility.
                    Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.
                    A "CC" rating  indicates  that  default of some kind appears probable. "C" ratings signal imminent default.

                    DDD, DD, and D: Default.  The ratings of obligations in this category are based on their prospects for achieving  partial or full recovery in a  reorganization  or liquidation of the
                    obligor.   While   expected   recovery   values  are  highly
                    speculative and cannot be estimated with any precision,  the following  serve as general  guidelines.  "DDD"  obligations have the highest potential for recovery,  around 90%-100% of outstanding  amounts and accrued  interest.  "DD"  indicates potential  recoveries  in the range of 50%-90%,  and "D" the lowest recovery potential, i.e., below 50%.

                    Entities  rated in this category  have  defaulted on some or all of their  obligations.  Entities  rated  "DDD"  have the highest  prospect for resumption of performance or continued
                    operation with or without a formal  reorganization  process.
                    Entities  rated  "DD"  and "D" are  generally  undergoing  a formal  reorganization or liquidation  process;  those rated
                    "DD"  are  likely  to  satisfy  a  higher  portion  of their outstanding  obligations,  while  entities  rated "D" have a poor prospect for repaying all obligations.

                    Plus (+) and minus (-)  signs  may be  appended  to a rating symbol to denote  relative  status  within the major  rating categories.  Plus and minus signs are not added to the "AAA"
                    category or to  categories  below  "CCC," nor to  short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS

                    The following  ratings scale applies to foreign currency and local  currency  ratings.  A  short-term  rating  has a time horizon of less than 12 months for most  obligations,  or up to three years for U.S. public finance securities,  and thus places greater  emphasis on the liquidity  necessary to meet financial commitments in a timely manner.

                    F1: Highest credit  quality.  Strongest  capacity for timely payment of financial  commitments.  May have an added "+" to denote any exceptionally strong credit feature.

                    F2: Good credit quality. A satisfactory  capacity for timely payment of financial  commitments,  but the margin of safety is not as great as in the case of higher ratings.

                    F3:  Fair credit  quality.  Capacity  for timely  payment of
                    financial  commitments  is  adequate.   However,   near-term
                    adverse   changes   could   result   in   a   reduction   to
                    non-investment grade.

                    B:  Speculative.  Minimal  capacity  for  timely  payment of
                    financial  commitments,   plus  vulnerability  to  near-term
                    adverse changes in financial and economic conditions.

                    C:  High  default  risk.  Default  is  a  real  possibility.
                    Capacity for meeting financial commitments is solely reliant
                    upon  a   sustained,   favorable   business   and   economic
                    environment.

                    D: Default. Denotes actual or imminent payment default.

                                                        B-1
                                                    Appendix B

                              Industry Classifications

Aerospace & Defense                 Household Products
Air Freight & Couriers              Industrial Conglomerates
Airlines                            Insurance
Auto Components                     Internet & Catalog Retail
Automobiles                         Internet Software & Services
Beverages                           IT Services
Biotechnology                       Leisure Equipment & Products
Building Products                   Machinery
Chemicals                           Marine
Consumer Finance                    Media
Commercial Banks                    Metals & Mining
Commercial Services & Supplies      Multiline Retail
Communications Equipment            Multi-Utilities
Computers & Peripherals             Office Electronics
Construction & Engineering          Oil & Gas
Construction Materials              Paper & Forest Products
Containers & Packaging              Personal Products
Distributors                        Pharmaceuticals
Diversified Financial Services      Real Estate
Diversified Telecommunication
           Services                 Road & Rail
Electric Utilities                  Semiconductors and Semiconductor Equipment
Electrical Equipment                Software
Electronic Equipment & Instruments  Specialty Retail
Energy Equipment & Services         Textiles, Apparel & Luxury Goods
Food & Staples Retailing            Thrifts & Mortgage Finance
Food Products                       Tobacco
Gas Utilities                       Trading Companies & Distributors
Health Care Equipment & Supplies    Transportation Infrastructure
Health Care Providers & Services    Water Utilities
Hotels Restaurants & Leisure        Wireless Telecommunication Services
Household Durables

                                                    Appendix C

              OppenheimerFunds Special Sales Charge Arrangements and Waivers

                    In certain  cases,  the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent  deferred sales charge that may apply to Class A,
                    Class B or Class C shares may be waived.2 That is because of the economies of sales efforts realized by  OppenheimerFunds
                    Distributor,  Inc.,  (referred  to in this  document  as the
                    "Distributor"),   or   by   dealers   or   other   financial
                    institutions  that offer those shares to certain  classes of investors.

                    Not all waivers  apply to all funds.  For  example,  waivers relating  to  Retirement  Plans do not apply to  Oppenheimer municipal  funds,  because  shares  of those  funds  are not available for purchase by or on behalf of retirement  plans.
                    Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers  described  below and in the  Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:

1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,

2) non-qualified deferred compensation plans,

3) employee benefit plans3

4) Group Retirement Plans4

5) 403(b)(7) custodial plan accounts

6) Individual  Retirement  Accounts ("IRAs"),  including  traditional IRAs, Roth
IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The  interpretation  of these  provisions as to the  applicability  of a special arrangement  or waiver in a  particular  case is in the sole  discretion  of the
Distributor or the transfer agent (referred to in this document as the "Transfer
Agent")  of  the  particular   Oppenheimer   fund.  These  waivers  and  special
arrangements  may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds,  Inc. (referred to in this document as the
"Manager").

Waivers  that apply at the time shares are  redeemed  must be  requested  by the shareholder and/or dealer in the redemption request.

  Applicability of Class A Contingent Deferred Sales Charges in Certain Cases

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial
Sales Charge but May Be Subject to the Class A Contingent  Deferred Sales Charge
(unless a waiver applies).

                         There is no initial  sales charge on purchases of Class
                    A shares of any of the Oppenheimer funds in the cases listed below. However,  these purchases may be subject to the Class
                    A contingent  deferred  sales  charge if redeemed  within 18 months  (24  months  in the  case of  Oppenheimer  Rochester
                    National  Municipals and Rochester  Fund  Municipals) of the
                    beginning  of the  calendar  month  of  their  purchase,  as described  in the  Prospectus  (unless  a  waiver  described elsewhere  in  this  Appendix  applies  to the  redemption).
                    Additionally,  on shares  purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus  under "Class A Contingent  Deferred Sales
                    Charge."5 This waiver provision applies to:

|_| Purchases of Class A shares aggregating $1 million or more.

|_|  Purchases  of Class A shares by a  Retirement  Plan that was  permitted  to purchase  such shares at net asset value but  subject to a  contingent  deferred sales  charge  prior to March 1, 2001.  That  included  plans (other than IRA or
403(b)(7)  Custodial  Plans) that: 1) bought shares costing $500,000 or more, 2)
had at the time of purchase 100 or more eligible  employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.

|_|  Purchases by an  OppenheimerFunds-sponsored  Rollover IRA, if the purchases are made:

1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or

2) by a direct  rollover of a distribution  from a qualified  Retirement Plan if
the  administrator  of  that  Plan  has  made  special   arrangements  with  the
Distributor for those purchases.

|_|  Purchases  of Class A  shares  by  Retirement  Plans  that  have any of the following record-keeping arrangements:

1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith,  Inc.
("Merrill  Lynch") on a daily  valuation  basis for the Retirement  Plan. On the date the plan sponsor signs the  record-keeping  service  agreement with Merrill
Lynch,  the Plan must have $3  million  or more of its  assets  invested  in (a)
mutual funds,  other than those  advised or managed by Merrill Lynch  Investment
Management,  L.P.  ("MLIM"),  that are made available under a Service  Agreement
between   Merrill  Lynch  and  the  mutual  fund's   principal   underwriter  or
distributor,  and (b) funds  advised or managed by MLIM (the funds  described in
(a) and (b) are referred to as "Applicable Investments").

2) The record keeping for the Retirement  Plan is performed on a daily valuation basis by a record  keeper  whose  services  are  provided  under a  contract  or arrangement  between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service  agreement with Merrill Lynch, the Plan must have $3 million or more of its assets  (excluding  assets invested in money market funds) invested in Applicable Investments.

3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill  Lynch and on the date the plan sponsor signs that  agreement,  the
Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

                   Waivers of Class A Sales Charges of Oppenheimer Funds

     A. Waivers of Initial and  Contingent  Deferred  Sales  Charges for Certain
     Purchasers.

     Class A shares purchased by the following  investors are not subject to any
     Class A sales charges (and no  concessions  are paid by the  Distributor on such purchases):

     |_| The Manager or its affiliates.

     |_| Present or former  officers,  directors,  trustees and  employees  (and their  "immediate  families") of the Fund, the Manager and its  affiliates, and  retirement  plans  established by them for their  employees.  The term
     "immediate  family"  refers  to  one's  spouse,  children,   grandchildren,
     grandparents,  parents,  parents-in-law,  brothers and  sisters,  sons- and daughters-in-law,  a sibling's spouse, a spouse's siblings,  aunts, uncles, nieces and nephews;  relatives  by virtue of a  remarriage  (step-children, step-parents, etc.) are included.

     |_| Registered  management  investment  companies,  or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

     |_| Dealers or brokers that have a sales agreement with the Distributor, if they  purchase  shares for their own accounts or for  retirement  plans for their employees.

     |_| Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales  arrangements  with such dealers or brokers (and which are identified as such to the  Distributor)  or with the  Distributor.  The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's  own account (or for the benefit of such employee's  spouse or minor children).

     |_| Dealers,  brokers,  banks or registered  investment  advisors that have entered into an agreement with the Distributor  providing  specifically for the use of  shares  of the  Fund in  particular  investment  products  made available to their clients.  Those clients may be charged a transaction fee by their dealer,  broker,  bank or advisor for the purchase or sale of Fund shares.

     |_|  Investment  advisors and  financial  planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting  or other fee for their  services  and buy  shares for their own accounts or the accounts of their clients.

     |_| "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

     |_| Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase  shares  without sales charge but only if their  accounts  are  linked  to a master  account  of their  investment advisor or financial planner on the books and records of the broker,  agent or financial  intermediary with which the Distributor has made such special arrangements . Each of these  investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

     |_| Directors,  trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

     |_|  Accounts  for which  Oppenheimer  Capital  (or its  successor)  is the investment  advisor (the Distributor  must be advised of this  arrangement)
     and persons who are  directors or trustees of the company or trust which is the beneficial owner of such accounts.

     |_| A unit investment trust that has entered into an appropriate  agreement with the Distributor.

     |_| Dealers,  brokers,  banks, or registered  investment advisers that have entered into an agreement  with the  Distributor  to sell shares to defined contribution  employee  retirement  plans for which the  dealer,  broker or investment adviser provides administration services.

     |_|  Retirement  Plans and deferred  compensation  plans and trusts used to fund those plans (including,  for example, plans qualified or created under sections  401(a),  401(k),  403(b) or 457 of the Internal Revenue Code), in
     each case if those  purchases  are made  through  a broker,  agent or other
     financial   intermediary  that  has  made  special  arrangements  with  the
     Distributor for those purchases.

     |_| A  TRAC-2000  401(k)  plan  (sponsored  by the  former  Quest for Value
     Advisors)  whose Class B or Class C shares of a Former Quest for Value Fund were  exchanged for Class A shares of that Fund due to the  termination  of the Class B and Class C TRAC-2000 program on November 24, 1995.

     |_| A qualified  Retirement  Plan that had agreed with the former Quest for
     Value  Advisors  to  purchase  shares of any of the Former  Quest for Value
     Funds at net asset value, with such shares to be held through DCXchange,  a sub-transfer  agency mutual fund  clearinghouse,  if that  arrangement  was consummated and share purchases commenced by December 31, 1996.

     B.  Waivers of Initial and  Contingent  Deferred  Sales  Charges in Certain
     Transactions.

     Class A shares  issued or purchased in the following  transactions  are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

     |_|  Shares  issued  in plans of  reorganization,  such as  mergers,  asset acquisitions and exchange offers, to which the Fund is a party.

     |_|  Shares   purchased   by  the   reinvestment   of  dividends  or  other
     distributions  reinvested from the Fund or other  Oppenheimer  funds (other than  Oppenheimer  Cash  Reserves)  or unit  investment  trusts  for  which reinvestment arrangements have been made with the Distributor.

     |_| Shares purchased with the proceeds of maturing  principal units of any Qualified Unit Investment Liquid Trust Series.

          |_| Shares  purchased  by the  reinvestment  of loan  repayments  by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

          C. Waivers of the Class A Contingent Deferred Sales Charge for Certain
          Redemptions.

          The Class A contingent  deferred sales charge is also waived if shares that  would  otherwise  be subject to the  contingent  deferred  sales charge are redeemed in the following cases:

          |_| To make  Automatic  Withdrawal  Plan  payments  that  are  limited annually to no more than 12% of the account value adjusted annually.

          |_|  Involuntary   redemptions  of  shares  by  operation  of  law  or
          involuntary   redemptions   of  small   accounts   (please   refer  to
          "Shareholder  Account  Rules and  Policies,"  in the  applicable  fund
          Prospectus).

          |_| For  distributions  from Retirement Plans,  deferred  compensation plans  or  other  employee  benefit  plans  for  any of the  following purposes:

          1)  Following  the death or  disability  (as  defined in the  Internal
          Revenue  Code)  of  the  participant  or  beneficiary.  The  death  or disability must occur after the participant's account was established.

          2) To return excess contributions.

          3) To return  contributions  made due to a mistake  of fact.  Hardship withdrawals, as defined in the plan.6

          5) Under a  Qualified  Domestic  Relations  Order,  as  defined in the
          Internal  Revenue  Code,  or,  in the  case of an IRA,  a  divorce  or separation  agreement  described  in  Section  71(b)  of the  Internal
          Revenue Code.

          6) To meet  the  minimum  distribution  requirements  of the  Internal
          Revenue Code.

          7) To make  "substantially  equal  periodic  payments" as described in
          Section 72(t) of the Internal Revenue Code.

          8) For loans to participants or beneficiaries.

          9) Separation from service.7

          10)  Participant-directed  redemptions to purchase  shares of a mutual fund (other than a fund managed by the Manager or a subsidiary  of the
          Manager)  if  the  plan  has  made  special   arrangements   with  the
          Distributor.

          11) Plan termination or "in-service  distributions," if the redemption proceeds  are rolled over  directly  to an  OppenheimerFunds-sponsored
          IRA.

          |_| For  distributions  from 401(k) plans sponsored by  broker-dealers that  have  entered  into a  special  agreement  with the  Distributor allowing this waiver.

          |_| For  distributions  from retirement plans that have $10 million or more in plan  assets and that have  entered  into a special  agreement with the Distributor.

          |_| For  distributions  from  retirement  plans  which  are  part of a
          retirement  plan  product  or  platform   offered  by  certain  banks,
          broker-dealers,  financial  advisors,  insurance  companies  or record
          keepers  which  have  entered  into  a  special   agreement  with  the
          Distributor.

   Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

          The Class B, Class C and Class N  contingent  deferred  sales  charges
          will  not  be  applied  to  shares   purchased  in  certain  types  of
          transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

          The Class B, Class C and Class N  contingent  deferred  sales  charges will be waived for redemptions of shares in the following cases:

          |_|  Shares  redeemed  involuntarily,  as  described  in  "Shareholder
          Account Rules and Policies," in the applicable Prospectus.

          |_| Redemptions  from accounts other than  Retirement  Plans following the death or disability of the last surviving  shareholder.  The death or disability  must have occurred  after the account was  established, and for disability  you must provide  evidence of a  determination  of disability by the Social Security Administration.

          |_| The  contingent  deferred  sales  charges are generally not waived following  the death or disability of a grantor or trustee for a trust account.  The contingent deferred sales charges will only be waived in the  limited  case of the death of the  trustee of a grantor  trust or revocable  living  trust  for  which  the  trustee  is also  the  sole beneficiary.  The death or  disability  must have  occurred  after the account was established,  and for disability you must provide evidence
          of  a   determination   of   disability   by   the   Social   Security
          Administration.

          |_| Distributions  from accounts for which the broker-dealer of record has entered into a special  agreement  with the  Distributor  allowing this waiver.

          |_|  Redemptions  of Class B shares  held by  Retirement  Plans  whose records are maintained on a daily  valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

          |_| Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial  institutions  that have entered into a special arrangement with the Distributor for this purpose.

          |_|  Redemptions  requested in writing by a Retirement Plan sponsor of
          Class C shares of an  Oppenheimer  fund in amounts of $500,000 or more and made  more  than 12  months  after  the  Retirement  Plan's  first purchase of Class C shares, if the redemption proceeds are invested in
          Class N shares of one or more Oppenheimer funds.

          |_|  Distributions8  from Retirement  Plans or other employee  benefit plans for any of the following purposes:

          1)  Following  the death or  disability  (as  defined in the  Internal
          Revenue  Code)  of  the  participant  or  beneficiary.  The  death  or disability must occur after the participant's  account was established in an Oppenheimer fund.

          2) To return excess contributions made to a participant's account.

          3) To return contributions made due to a mistake of fact.

          4) To make hardship withdrawals, as defined in the plan.9

          5) To make distributions required under a Qualified Domestic Relations
          Order or, in the case of an IRA,  a divorce  or  separation  agreement described in Section 71(b) of the Internal Revenue Code.

          6) To meet  the  minimum  distribution  requirements  of the  Internal
          Revenue Code.

          7) To make  "substantially  equal  periodic  payments" as described in
          Section 72(t) of the Internal Revenue Code.

          8) For loans to participants or beneficiaries.10

              9)  On account of the participant's separation from service.11

          10)  Participant-directed  redemptions to purchase  shares of a mutual fund (other than a fund managed by the Manager or a subsidiary  of the
          Manager)  offered as an investment  option in a Retirement Plan if the
          plan  has  made  special   arrangements  with  the  Distributor.

          11)   Distributions   made  on  account  of  a  plan   termination  or
          "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

          12) For distributions from a participant's  account under an Automatic
          Withdrawal Plan after the  participant  reaches age 59 1/2, as long as the aggregate  value of the  distributions  does not exceed 10% of the account's value, adjusted annually.

          13)  Redemptions of Class B shares under an Automatic  Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the  redeemed  shares  does not  exceed  10% of the  account's  value, adjusted annually.

          14) For  distributions  from 401(k) plans sponsored by  broker-dealers that have  entered  into a special  arrangement  with the  Distributor allowing this waiver.

          |_| Redemptions of Class B shares or Class C shares under an Automatic
          Withdrawal  Plan from an account  other than a Retirement  Plan if the aggregate  value of the  redeemed  shares  does not  exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

          The  contingent  deferred  sales  charge is also waived on Class B and
          Class C shares sold or issued in the following cases:

          |_| Shares sold to the Manager or its affiliates.

          |_| Shares  sold to  registered  management  investment  companies  or separate accounts of insurance  companies having an agreement with the
          Manager or the Distributor for that purpose.

          |_| Shares  issued in plans of  reorganization  to which the Fund is a party.

          |_| Shares sold to present or former officers,  directors, trustees or employees (and their "immediate  families" as defined above in Section
          I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

          Special  Sales  Charge   Arrangements   for  Shareholders  of  Certain
          Oppenheimer  Funds Who Were  Shareholders  of  Former  Quest for Value
          Funds

          The initial and contingent deferred sales charge rates and waivers for
          Class A, Class B and Class C shares  described  in the  Prospectus  or
          Statement  of  Additional  Information  of the  Oppenheimer  funds are modified as described below for certain persons who were  shareholders of the former Quest for Value Funds.  To be  eligible,  those  persons
          must   have   been   shareholders   on   November   24,   1995,   when
          OppenheimerFunds,  Inc. became the investment  advisor to those former
          Quest for Value Funds. Those funds include:

     Oppenheimer Quest Value Fund, Inc.       Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund    Oppenheimer Quest International
                                                   Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

                         These  arrangements  also apply to  shareholders of the
                    following  funds when they merged  (were  reorganized)  into various Oppenheimer funds on November 24, 1995:

Quest for Value U.S. Government Income Fund        Quest for Value New York
                                                      Tax-Exempt Fund
Quest for Value Investment Quality Income Fund     Quest for Value National
                                                       Tax-Exempt Fund
Quest for Value Global Income Fund                 Quest for Value California
                                                        Tax-Exempt Fund

                         All of the funds  listed  above are referred to in this
                    Appendix as the "Former  Quest for Value Funds." The waivers of initial and contingent  deferred sales charges  described in this Appendix apply to shares of an Oppenheimer fund that are either:

          |_| acquired by such shareholder  pursuant to an exchange of shares of an Oppenheimer  fund that was one of the Former Quest for Value Funds,
          or

          |_|  purchased  by such  shareholder  by exchange of shares of another
          Oppenheimer  fund that were acquired  pursuant to the merger of any of the Former Quest for Value Funds into that other  Oppenheimer  fund on
          November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

          Reduced  Class A Initial  Sales Charge Rates for Certain  Former Quest
          for Value Funds Shareholders.

          Purchases by Groups and  Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of  "Associations"  formed for any purpose  other than the purchase of securities. The rates in the table apply if that Association purchased shares  of any of the  Former  Quest  for Value  Funds or  received  a proposal  to  purchase  such  shares  from OCC  Distributors  prior to
          November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

                    -------------------------------------------------------------------------------------------------------------------
                    For  purchases by  Associations  having 50 or more  eligible employees  or members,  there is no initial  sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent  deferred  sales charge  described in the applicable fund's Prospectus.

                         Purchases made under this  arrangement  qualify for the
                    lower of either the sales  charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation  described
                    in  the  applicable   fund's  Prospectus  and  Statement  of
                    Additional  Information.  Individuals who qualify under this arrangement  for reduced  sales  charge  rates as members of
                    Associations  also may purchase shares for their  individual or custodial  accounts at these  reduced sales charge rates, upon request to the Distributor.

                         Waiver   of   Class  A  Sales   Charges   for   Certain
                    Shareholders.  Class A  shares  purchased  by the  following investors  are  not  subject  to  any  Class  A  initial  or contingent deferred sales charges:

          o  Shareholders  who were  shareholders  of the AMA Family of Funds on
          February 28, 1991 and who  acquired  shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

          o Shareholders  who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

                         Waiver of Class A Contingent  Deferred  Sales Charge in
                    Certain Transactions.  The Class A contingent deferred sales charge  will  not  apply  to  redemptions  of Class A shares purchased by the following  investors who were  shareholders of any Former Quest for Value Fund:

                         Investors  who  purchased  Class A shares from a dealer
                    that is or was not  permitted  to  receive  a sales  load or redemption  fee  imposed  on a  shareholder  with  whom that dealer  has a  fiduciary  relationship,  under the  Employee
                    Retirement  Income  Security  Act of  1974  and  regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

                         Waivers for  Redemptions of Shares  Purchased  Prior to
                    March  6,  1995.  In the  following  cases,  the  contingent deferred  sales  charge  will be waived for  redemptions  of
                    Class A, Class B or Class C shares of an  Oppenheimer  fund.
                    The shares must have been acquired by the merger of a Former
                    Quest for Value  Fund into the fund or by  exchange  from an
                    Oppenheimer  fund that was a Former  Quest for Value Fund or into which such fund  merged.  Those  shares  must have been purchased  prior to  March 6,  1995 in  connection  with:  o withdrawals under an automatic  withdrawal plan holding only either  Class B or Class C shares if the  annual  withdrawal does not  exceed  10% of the  initial  value of the  account
                    value,   adjusted   annually,   and  o   liquidation   of  a
                    shareholder's  account if the  aggregate  net asset value of shares held in the account is less than the required minimum value of such accounts.

                         Waivers for Redemptions of Shares Purchased on or After
                    March  6,  1995 but  Prior  to  November  24,  1995.  In the
                    following cases,  the contingent  deferred sales charge will be waived  for  redemptions  of Class A,  Class B or Class C shares of an  Oppenheimer  fund.  The shares  must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer  fund that was a
                    Former  Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

          o redemptions  following the death or disability of the shareholder(s)
          (as  evidenced  by a  determination  of total  disability  by the U.S.
          Social Security Administration);

          o withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual  withdrawals  do not exceed 10% of the initial value of the account value; adjusted annually, and

          o liquidation  of a  shareholder's  account if the aggregate net asset value of shares held in the account is less than the required  minimum account value.

                         A  shareholder's  account  will be  credited  with  the
                    amount of any  contingent  deferred sales charge paid on the redemption  of any Class A, Class B or Class C shares of the
                    Oppenheimer  fund  described in this section if the proceeds are  invested  in the same  Class of  shares in that fund or another Oppenheimer fund within 90 days after redemption.

          Special  Sales  Charge   Arrangements   for  Shareholders  of  Certain
          Oppenheimer  Funds  Who  Were   Shareholders  of  Connecticut   Mutual
          Investment Accounts, Inc.

               The initial and contingent deferred sale charge rates and waivers for  Class  A and  Class B  shares  described  in the  respective
               Prospectus (or this Appendix) of the following  Oppenheimer funds
               (each is referred to as a "Fund" in this section):

     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund

               are modified as described below for those Fund  shareholders  who were  shareholders  of the  following  funds  (referred to as the
               "Former  Connecticut  Mutual  Funds")  on  March  1,  1996,  when
               OppenheimerFunds,  Inc.  became  the  investment  adviser  to the
               Former Connecticut Mutual Funds:

     Connecticut Mutual Liquid Account
     Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account
     CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account
     CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account
     CMIA Diversified Income Account

  Prior Class A CDSC and Class A Sales Charge Waivers.

                         Class  A  Contingent  Deferred  Sales  Charge.  Certain
                    shareholders  of a Fund  and the  other  Former  Connecticut
                    Mutual  Funds are  entitled to  continue to make  additional purchases  of Class A shares  at net asset  value  without a
                    Class A initial  sales  charge,  but  subject to the Class A contingent deferred sales charge that was in effect prior to
                    March 18, 1996 (the "prior  Class A CDSC").  Under the prior
                    Class A CDSC, if any of those shares are redeemed within one year of  purchase,  they will be  assessed  a 1%  contingent deferred  sales  charge  on an amount  equal to the  current market  value or the original  purchase  price of the shares sold, whichever is smaller (in such redemptions,  any shares not  subject  to the  prior  Class A CDSC  will be  redeemed first).

               Those  shareholders  who are  eligible for the prior Class A CDSC are:

               1) persons whose  purchases of Class A shares of a Fund and other
               Former  Connecticut Mutual Funds were $500,000 prior to March 18,
               1996,  as a result of direct  purchases or purchases  pursuant to
               the  Fund's   policies  on  Combined   Purchases   or  Rights  of
               Accumulation,  who still hold those  shares in that Fund or other
               Former Connecticut Mutual Funds, and

               2)  persons  whose  intended   purchases  under  a  Statement  of
               Intention  entered into prior to March 18, 1996,  with the former general  distributor  of the Former  Connecticut  Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled  those  persons to  purchase  shares at net asset  value without being subject to the Class A initial sales charge

                         Any of the  Class A  shares  of a Fund  and  the  other
                    Former  Connecticut  Mutual Funds that were purchased at net asset value prior to March 18, 1996,  remain  subject to the prior  Class  A  CDSC,  or  if  any  additional  shares  are purchased by those  shareholders at net asset value pursuant to this  arrangement they will be subject to the prior Class
                    A CDSC.

                         Class A Sales Charge Waivers. Additional Class A shares
                    of a Fund may be  purchased  without  a sales  charge,  by a person who was in one (or more) of the categories  below and acquired  Class A shares prior to March 18, 1996,  and still holds Class A shares:

               1) any purchaser,  provided the total initial amount  invested in the  Fund or any one or more  of the  Former  Connecticut  Mutual
               Funds  totaled  $500,000  or  more,  including  investments  made pursuant to the Combined  Purchases,  Statement of Intention  and
               Rights  of  Accumulation  features  available  at the time of the initial purchase and such investment is still held in one or more of the Former  Connecticut Mutual Funds or a Fund into which such
               Fund merged;

               2) any participant in a qualified  plan,  provided that the total initial  amount  invested  by the  plan in the Fund or any one or more of the Former  Connecticut  Mutual Funds totaled $500,000 or more;

               3)  Directors  of the  Fund  or any  one or  more  of the  Former
               Connecticut Mutual Funds and members of their immediate families;

               4)  employee  benefit  plans  sponsored  by  Connecticut   Mutual
               Financial Services, L.L.C. ("CMFS"), the prior distributor of the
               Former Connecticut Mutual Funds, and its affiliated companies;

               5) one or more members of a group of at least 1,000  persons (and persons who are  retirees  from such  group)  engaged in a common business,  profession,  civic  or  charitable  endeavor  or other activity,  and the spouses and minor  dependent  children of such persons,  pursuant to a marketing  program  between CMFS and such group; and

               6)  an  institution  acting  as  a  fiduciary  on  behalf  of  an individual  or  individuals,  if such  institution  was  directly compensated by the individual(s) for recommending the purchase of the  shares  of  the  Fund  or  any  one or  more  of the  Former
               Connecticut  Mutual  Funds,   provided  the  institution  had  an
               agreement with CMFS.

                         Purchases  of Class A shares  made  pursuant to (1) and
                    (2) above may be  subject  to the Class A CDSC of the Former
                    Connecticut Mutual Funds described above.

                         Additionally, Class A shares of a Fund may be purchased
                    without a sales  charge by any holder of a variable  annuity contract issued in New York State by Connecticut Mutual Life
                    Insurance  Company  through the  Panorama  Separate  Account which is beyond the applicable  surrender  charge period and which  was used to fund a  qualified  plan,  if that  holder exchanges  the  variable  annuity  contract  proceeds to buy
                    Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

               In addition to the  waivers  set forth in the  Prospectus  and in this Appendix,  above, the contingent  deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former  Connecticut  Mutual Fund  provided that the Class A or Class B shares of the Fund to be  redeemed or exchanged  were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an  Oppenheimer  fund that was a Former
               Connecticut Mutual Fund. Additionally,  the shares of such Former
               Connecticut  Mutual Fund must have been purchased  prior to March
               18, 1996:

               1) by the estate of a deceased shareholder;

               2) upon the  disability of a  shareholder,  as defined in Section
               72(m)(7) of the Internal Revenue Code;

               3) for retirement  distributions  (or loans) to  participants  or beneficiaries  from  retirement  plans  qualified  under Sections
               401(a)  or   403(b)(7)of   the  Code,  or  from  IRAs,   deferred
               compensation  plans  created  under  Section 457 of the Code,  or other  employee  benefit  plans;  as  tax-free  returns of excess contributions to such retirement or employee benefit plans;

                    5) in whole or in part,  in  connection  with shares sold to
                    any  state,   county,  or  city,  or  any   instrumentality,
                    department, authority, or agency thereof, that is prohibited by applicable  investment laws from paying a sales charge or concession in connection  with the purchase of shares of any registered investment management company;

                    6) in connection  with the  redemption of shares of the Fund due to a  combination  with  another  investment  company by virtue of a merger,  acquisition  or similar  reorganization transaction;

                    7) in  connection  with the  Fund's  right to  involuntarily redeem or liquidate the Fund;

                    8) in  connection  with  automatic  redemptions  of  Class A shares  and  Class  B  shares  in  certain  retirement  plan accounts  pursuant  to  an  Automatic  Withdrawal  Plan  but limited to no more than 12% of the original value  annually;
                    or

                    9) as involuntary redemptions of shares by operation of law, or under  procedures  set forth in the  Fund's  Articles  of
                    Incorporation,  or as adopted by the Board of  Directors  of the Fund.

                    Special  Reduced  Sales  Charge for Former  Shareholders  of
                    Advance America Funds, Inc.

                    Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer
                    U.S. Government Trust, Oppenheimer Strategic Income Fund and
                    Oppenheimer  Capital  Income  Fund who  acquired  (and still
                    hold)   shares   of  those   funds   as  a  result   of  the
                    reorganization of series of Advance America Funds, Inc. into those  Oppenheimer  funds on October 18, 1991,  and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

Sales Charge Waivers on Purchases of Class M Shares of  Oppenheimer  Convertible
Securities Fund

Oppenheimer  Convertible  Securities  Fund  (referred  to as the  "Fund" in this section)  may sell Class M shares at net asset value  without any initial  sales charge to the classes of investors  listed  below who,  prior to March 11, 1996, owned shares of the Fund's  then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:

|_| the Manager and its affiliates,

|_| present or former  officers,  directors,  trustees and employees  (and their
"immediate   families"  as  defined  in  the  Fund's   Statement  of  Additional
Information) of the Fund, the Manager and its affiliates,  and retirement  plans established  by them or the  prior  investment  advisor  of the Fund  for  their employees,

|_| registered management investment companies or separate accounts of insurance companies  that had an  agreement  with the Fund's prior  investment  advisor or distributor for that purpose,

|_| dealers or brokers that have a sales agreement with the Distributor, if they purchase  shares  for  their  own  accounts  or for  retirement  plans for their employees,

|_| employees and registered  representatives  (and their spouses) of dealers or brokers described in the preceding  section or financial  institutions that have entered  into  sales  arrangements  with those  dealers  or  brokers  (and whose identity is made known to the Distributor) or with the Distributor,  but only if the  purchaser  certifies to the  Distributor  at the time of purchase  that the purchaser meets these qualifications,

|_| dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing  for the use of Class M  shares  of the  Fund in  specific  investment products made available to their clients, and

|_| dealers,  brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined  contribution  employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

1. In  accordance  with  Rule  12b-1 of the  Investment  Company  Act,  the term
"Independent  Trustees/Director"  in this  Statement of  Additional  Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or  indirect  financial  interest  in the  operation  of the distribution plan or any agreement under the plan.

1  Certain  waivers  also  apply to Class M shares  of  Oppenheimer  Convertible
Securities Fund.

2 In the case of Oppenheimer  Senior Floating Rate Fund, a  continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's
Early Withdrawal  Charges and references to "redemptions"  mean "repurchases" of shares.

3 An "employee benefit plan" means any plan or arrangement, whether or not it is
"qualified"  under the Internal  Revenue Code,  under which Class N shares of an
Oppenheimer  fund or funds are  purchased by a fiduciary or other  administrator for the account of  participants  who are  employees of a single  employer or of affiliated employers.  These may include, for example, medical savings accounts, payroll  deduction plans or similar plans.  The fund accounts must be registered in the name of the  fiduciary  or  administrator  purchasing  the shares for the benefit of participants in the plan.

4 The  term  "Group  Retirement  Plan"  means  any  qualified  or  non-qualified retirement plan for employees of a corporation or sole  proprietorship,  members and  employees of a  partnership  or  association  or other  organized  group of persons (the members of which may include other  groups),  if the group has made special  arrangements  with  the  Distributor  and  all  members  of  the  group participating  in (or who are  eligible  to  participate  in) the plan  purchase shares  of an  Oppenheimer  fund or funds  through a single  investment  dealer, broker or other  financial  institution  designated  by the  group.  Such  plans include 457 plans, SEP-IRAs,  SARSEPs,  SIMPLE plans and 403(b) plans other than plans for  public  school  employees.  The term  "Group  Retirement  Plan"  also includes  qualified  retirement plans and  non-qualified  deferred  compensation plans and IRAs that purchase  shares of an  Oppenheimer  fund or funds through a single investment  dealer,  broker or other financial  institution that has made special arrangements with the Distributor.

5 However, that concession will not be paid on purchases of shares in amounts of
$1 million or more  (including any right of  accumulation)  by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

6 This provision does not apply to IRAs.

7 This provision does not apply to 403(b)(7)  custodial plans if the participant is less than age 55, nor to IRAs.

8  The  distribution  must  be  requested  prior  to  Plan  termination  or  the elimination of the Oppenheimer funds as an investment option under the Plan.

9 This provision does not apply to IRAs.

10 This  provision does not apply to loans from  403(b)(7)  custodial  plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.

11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

Oppenheimer High Yield Fund

Internet Website:

         www.oppenheimerfunds.com
         ------------------------

Investment Advisor
         OppenheimerFunds, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Distributor

         OppenheimerFunds Distributor, Inc.
         Two World Financial Center
         225 Liberty Street, 11th Floor
         New York, New York 10281-1008

Transfer Agent
         OppenheimerFunds Services

         P.O. Box 5270
         Denver, Colorado 80217
         1.800.CALL OPP(225.5677)

Custodian Bank

         JPMorgan Chase Bank
         4 Chase Metro Tech Center
         Brooklyn, New York, 11245

Independent registered public accounting firm

         Deloitte & Touche LLP
         555 Seventeenth Street
         Denver, Colorado 80202

Counsel to the Funds

         Myer, Swanson, Adams & Wolf, P.C.
         1600 Broadway
         Denver, Colorado 80202

Counsel to the Independent Trustees
         Mayer, Brown, Rowe & Maw LLP
         1675 Broadway
         New York, New York 10019

(OppenheimerFunds Logo)
PX0280.001.0804